UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay MacKay Unconstrained Bond Fund (Formerly known as MainStay Unconstrained Bond Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/1997	–4.26 0.25%	1.15 2.08%	6.30 6.79%	1.13 1.13%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–4.28 0.23	1.13 2.07	6.19 6.68	1.15 1.15
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2/28/1997	–5.38 –0.52	0.95 1.31	5.89 5.89	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–1.49 –0.52	1.31 1.31	5.88 5.88	1.90 1.90
Class I Shares	No Sales Charge		1/2/2004	0.51	2.34	7.06	0.88
Class R2 Shares	No Sales Charge		2/28/2014	0.16	1.61	N/A	1.23
Class R3 Shares	No Sales Charge		2/29/2016	–0.09	5.15	N/A	1.48
Class R6 Shares	No Sales Charge		2/28/2018	0.54	0.54	N/A	0.72

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[4]	–2.05%	1.83%	3.94%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[5]	1.85	0.79	0.70
Morningstar Nontraditional Bond Category Average[6]	0.31	1.91	5.13

4.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the

London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Class A Shares	$1,000.00	$1,004.10	$6.42	$1,018.80	$6.46	1.27%

Investor Class Shares	$1,000.00	$1,003.90	$6.47	$1,018.75	$6.51	1.28%

Class B Shares	$1,000.00	$1,000.20	$10.23	$1,014.97	$10.31	2.03%

Class C Shares	$1,000.00	$1,000.20	$10.23	$1,014.97	$10.31	2.03%

Class I Shares	$1,000.00	$1,005.40	$5.16	$1,020.06	$5.19	1.02%

Class R2 Shares	$1,000.00	$1,003.60	$6.77	$1,018.45	$6.82	1.34%

Class R3 Shares	$1,000.00	$1,001.20	$8.12	$1,017.09	$8.19	1.61%

Class R6 Shares	$1,000.00	$1,006.20	$4.25	$1,020.97	$4.28	0.84%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡ Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	Morgan Stanley, 3.125%–7.30%, due 5/13/19–1/20/27

2.	Bank of America Corp., 3.004%–8.57%, due 6/17/19–1/29/37

3.	Goldman Sachs Group, Inc., 2.35%–5.25%, due 7/27/21–5/15/26

4.	Citigroup, Inc., 2.35%–6.30%, due 8/2/21–7/1/26

5.	Lennar Corp., 4.50%–8.375%, due 6/15/19–12/15/21
6.	Kreditanstalt Fuer Wiederaufbau, 1.50%, due 2/6/19

7.	Microsoft Corp., 1.10%–1.85%, due 8/8/19–2/6/20

8.	Quikrete Holdings, Inc., 5.052%, due 11/15/23

9.	Marathon Petroleum Corp., 5.125%, due 4/1/24–12/15/26

10.	Petrobras Global Finance B.V., 7.375%, due 1/17/27

8	MainStay MacKay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA,1 Joseph Cantwell, Shu-Yang Tan, CFA, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Unconstrained Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Unconstrained Bond Fund returned 0.51%, outperforming the –2.05% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and underperforming the 1.85% return of the Fund’s secondary benchmark, the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index. Over the same period, Class I shares outperformed the 0.31% return of the Morningstar Nontraditional Bond Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, was driven primarily by an overweight allocation to credit, such as investment-grade corporate bonds, high-yield corporate bonds and bank loans, which offered a healthy yield advantage to comparable-duration3 Treasury instruments. The yield advantage offset the downside effects of spread4-widening in the credit sectors. Additionally, the Fund’s shorter duration profile was beneficial as Treasury yields rose across the curve, more so on the front end.

The most significant factor that influenced the fixed-income markets during the reporting period was the Federal Reserve’s interest rate policy. U.S. Treasury yields rose across the yield curve,5 though less so in longer maturities, in response to the policy committee of the Federal Reserve raising its federal funds target rate four times during the period to forestall any potential of the economy overheating. Additionally, ballooning Treasury issuance to fund the budget deficit also influenced higher rates. More modest increases in the long end reflect tepid inflation, trade policy in flux and the long end’s pedigree as a refuge from pockets of regional tension. The Tax and Jobs Act was signed into law on December 22, 2017, creating the most significant tax overhaul in three decades. The recent tax cuts have supported earnings growth in 2018, but we question the sustainability of earnings as the one-time boost from tax cuts begins to fade.

The stock market tempered its momentum as investors questioned the durability of the current business cycle and the ability of corporations to absorb headwinds such as a weaker dollar and higher financing costs. Swayed by similar effects, corporate bond spreads widened.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

We used Treasury futures and swaps during the period, which are an integral part of the Fund’s duration management. With the Federal Reserve having raised interest rates four times during the period, the use of futures and swaps contributed positively to Fund performance. (Contributions take weightings and total returns into account.)

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Unconstrained Bond Fund was renamed MainStay MacKay Unconstrained Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017. On February 28, 2018, Joseph Cantwell, Shu-Yang Tan and Matt Jacob were added as portfolio managers of the Fund and Michael Kimble was removed. Effective October 18, 2018, Stephen Cianci and Neil Moriarty were added as portfolio managers of the Fund. For more information on this change, refer to the supplement dated October 18, 2018.

What was the Fund’s duration strategy during the reporting period?

In order to reduce the Fund’s sensitivity to interest rates, we maintained a low duration relative to the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the duration was 1.1 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the Fund’s position in bank loans was the biggest contributor to relative performance. The Fund’s position in high-yield bonds also performed well on a relative basis as the higher coupons dampened any interest rate

1.	Louis Cohen will serve as a portfolio manager of the Fund until on or about December 31, 2018.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

sensitivity. Among the Fund’s credit investments, industrials contributed positively to relative performance, while financials detracted. The Fund’s small position in emerging-market credit also was a slight detractor from relative performance.

Coupled with an overweight to credit was an underweight to sectors of the market that were more interest rate sensitive, such as Treasury securities and mortgage-backed securities. Both of these sectors were negatively impacted by higher rates, so the Fund’s underweight was beneficial to relative performance during the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, we initiated a position in Crown Castle Tower secured bonds. The bonds are secured by cell towers and were attractively priced with an A-rating.6 Conversely, we sold the unsecured Crown Castle paper. We wanted to maintain exposure to the credit but also wanted to improve the overall quality of the Fund.

The Fund also initiated a position in a AAA-rated7 commercial mortgage-backed new single property issue that offered an attractive pricing opportunity to purchase a securitized product while diversifying the Fund’s corporate holdings.

We sold the Fund’s position in beverage company Anheuser Busch based on current valuations relative to its peers of the same credit quality.

How did the Fund’s sector weightings change during the reporting period?

As credit spreads continued to narrow during the reporting period, we trimmed the Fund’s weighting to high-yield bonds and, to a lesser degree, bank loans. During the reporting period, the Fund selectively added to investment-grade corporate bonds and, to a lesser degree, asset-backed securities and commercial mortgage-backed securities.

How was the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund ended the period overweight in high-yield credit, bank loans and investment-grade credit. Offsetting these sector overweights were underweights in U.S. Treasury securities and mortgage-backed securities.

6.

An obligation rated ‘A’ by Standard & Poors’ (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

7.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Unconstrained Bond Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 99.8%† Asset-Backed Securities 0.8%
Auto Floor Plan Asset-Backed Securities 0.4%
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.846% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	$3,980,000	$3,983,049

Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 2.286% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	323,838	196,630
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.316% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	116,317	81,300
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.266% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	86,860	40,914
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.326% (1 Month LIBOR + 0.11%), due 2/25/37 (a)	86,943	40,452

		359,296

Other Asset-Backed Securities 0.4%
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (b)	4,040,000	4,039,597

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.65% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	378,654	377,472

Total Asset-Backed Securities (Cost $8,852,773)		8,759,414

Corporate Bonds 80.1%
Advertising 0.2%
Lamar Media Corp. 5.375%, due 1/15/24	2,695,000	2,698,369

Aerospace & Defense 0.8%
Moog, Inc. 5.25%, due 12/1/22 (b)	5,505,000	5,491,237

	Principal Amount		Value
Aerospace & Defense (continued)
Rockwell Collins, Inc. 3.50%, due 3/15/27		$3,350,000	$3,148,280

			8,639,517

Agriculture 0.7%
Philip Morris International, Inc. 1.625%, due 2/21/19		8,215,000	8,186,706

Airlines 1.5%
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23		2,660,261	2,785,027
Series 2005-ERJ1 9.798%, due 10/1/22		208,077	219,001
Delta Air Lines, Inc.
Series 2001-1, Class A 5.30%, due 10/15/20		603,002	607,525
Series 2007-1, Class A 6.821%, due 2/10/24		1,309,495	1,422,766
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26		1,893,676	2,026,233
Series 2010-1, Class A 6.25%, due 10/22/24		5,287,018	5,639,662
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24		4,444,536	4,455,159

			17,155,373

Auto Manufacturers 2.6%
Daimler Finance North America LLC 2.30%, due 1/6/20 (b)		6,950,000	6,860,175
Ford Holdings LLC 9.30%, due 3/1/30		93,000	112,005
Ford Motor Co.
7.45%, due 7/16/31		10,000	10,524
8.90%, due 1/15/32		3,009,000	3,508,487
Ford Motor Credit Co. LLC 2.681%, due 1/9/20		3,345,000	3,295,986
General Motors Co. 5.15%, due 4/1/38		2,620,000	2,313,062
General Motors Financial Co., Inc. 3.45%, due 4/10/22		8,590,000	8,361,975
Toyota Motor Credit Corp. 1.95%, due 4/17/20		5,700,000	5,613,547

			30,075,761

Auto Parts & Equipment 0.3%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (b)	EUR	3,005,000	3,350,348

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Banks 20.3%
Bank of America Corp.
3.004%, due 12/20/23 (c)		$7,718,000	$7,426,253
3.30%, due 1/11/23		510,000	498,585
3.499%, due 5/17/22 (c)		5,150,000	5,125,657
4.25%, due 10/22/26		7,260,000	7,056,829
5.125%, due 6/17/19 (c)(d)		4,990,000	4,977,525
6.11%, due 1/29/37		2,807,000	3,138,670
6.30%, due 3/10/26 (c)(d)(e)		3,570,000	3,761,888
8.57%, due 11/15/24		1,645,000	1,998,839
Bank of New York Mellon Corp. (c)
2.661%, due 5/16/23		4,660,000	4,492,054
4.625%, due 9/20/26 (d)		5,050,000	4,765,938
Barclays Bank PLC
5.14%, due 10/14/20		8,037,000	8,217,142
Series Reg S 10.00%, due 5/21/21	GBP	449,000	675,609
BB&T Corp. 2.75%, due 4/1/22		$6,370,000	6,202,151
Capital One Financial Corp.
4.20%, due 10/29/25		800,000	772,012
5.55%, due 6/1/20 (c)(d)		1,535,000	1,550,350
Citigroup, Inc.
2.35%, due 8/2/21 (e)		5,000,000	4,832,950
3.576% (3 Month LIBOR + 1.25%), due 7/1/26 (a)		4,000,000	4,013,725
6.30%, due 5/15/24 (c)(d)		10,800,000	10,735,200
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (b)		2,270,000	2,253,725
6.00%, due 7/6/23 (c)(d)		3,205,000	3,172,950
Goldman Sachs Group, Inc.
2.35%, due 11/15/21		9,335,000	8,982,604
2.908%, due 6/5/23 (c)		4,285,000	4,129,039
3.00%, due 4/26/22		7,000,000	6,813,576
3.484% (3 Month LIBOR + 1.17%), due 5/15/26 (a)		3,220,000	3,209,406
3.625%, due 1/22/23		3,227,000	3,187,470
5.25%, due 7/27/21		6,047,000	6,288,988
JPMorgan Chase & Co.
6.125%, due 4/30/24 (c)(d)		7,595,000	7,720,318
6.30%, due 4/23/19		1,865,000	1,895,203
Kreditanstalt Fuer Wiederaufbau 1.50%, due 2/6/19		12,800,000	12,765,838
Lloyds Banking Group PLC
4.582%, due 12/10/25		3,465,000	3,341,769
4.65%, due 3/24/26		1,985,000	1,921,028
Morgan Stanley
3.125%, due 1/23/23		6,380,000	6,173,946
3.625%, due 1/20/27		6,055,000	5,720,863
3.70%, due 10/23/24		6,700,000	6,528,681
4.00%, due 7/23/25		1,920,000	1,885,168

	Principal Amount	Value
Banks (continued)
Morgan Stanley (continued)
4.875%, due 11/1/22	$4,287,000	$4,422,615
5.00%, due 11/24/25	2,465,000	2,520,406
5.45%, due 7/15/19 (c)(d)	11,425,000	11,526,454
7.30%, due 5/13/19	3,000,000	3,066,120
PNC Bank N.A. 3.10%, due 10/25/27	3,925,000	3,652,258
Royal Bank of Canada 2.50%, due 1/19/21	5,565,000	5,462,654
Royal Bank of Scotland Group PLC 5.125%, due 5/28/24 (e)	8,746,000	8,619,552
Santander Holdings USA, Inc.
3.40%, due 1/18/23	1,500,000	1,431,804
3.70%, due 3/28/22 (e)	2,000,000	1,965,862
4.40%, due 7/13/27	1,445,000	1,348,608
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,650,000	2,560,042
Toronto-Dominion Bank 1.80%, due 7/13/21	6,995,000	6,718,077
U.S. Bank N.A. 2.602% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	6,935,000	6,936,933
Wells Fargo & Co. (c)
3.584%, due 5/22/28	2,145,000	2,041,386
5.90%, due 6/15/24 (d)	3,690,000	3,717,675
Wells Fargo Bank N.A. 2.40%, due 1/15/20	2,000,000	1,983,067

		234,205,462

Beverages 1.3%
Constellation Brands, Inc. 4.75%, due 11/15/24	6,765,000	6,929,491
Diageo Capital PLC 2.562% (3 Month LIBOR + 0.24%), due 5/18/20 (a)	4,505,000	4,509,263
PepsiCo, Inc. 2.00%, due 4/15/21	4,040,000	3,919,430

		15,358,184

Building Materials 1.2%
Masco Corp.
4.45%, due 4/1/25	5,116,000	5,095,369
7.125%, due 3/15/20	290,000	303,538
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	8,400,000	8,064,000

		13,462,907

Chemicals 2.0%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	4,135,000	4,073,711
1.75%, due 9/27/21	2,785,000	2,656,091
Ashland LLC 4.75%, due 8/15/22 (e)	2,970,000	2,947,725

12	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Braskem Netherlands Finance B.V. (b)
3.50%, due 1/10/23	$1,870,000	$1,761,914
4.50%, due 1/10/28	2,505,000	2,327,145
Dow Chemical Co. 8.55%, due 5/15/19 (e)	693,000	712,759
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (b)	2,600,000	2,307,500
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	6,410,000	6,458,075

		23,244,920

Commercial Services 0.5%
IHS Markit, Ltd. 4.125%, due 8/1/23	1,075,000	1,059,090
Service Corp. International
4.625%, due 12/15/27	675,000	632,813
5.375%, due 1/15/22	1,835,000	1,848,762
5.375%, due 5/15/24 (e)	2,200,000	2,224,750

		5,765,415

Computers 1.5%
Apple, Inc.
1.55%, due 2/8/19	6,765,000	6,743,293
2.50%, due 2/9/25	1,460,000	1,362,189
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	2,520,000	2,568,927
International Business Machines Corp. 1.90%, due 1/27/20	4,500,000	4,433,758
NCR Corp.
5.00%, due 7/15/22	1,500,000	1,440,000
6.375%, due 12/15/23	1,200,000	1,197,000

		17,745,167

Cosmetics & Personal Care 0.6%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,785,000	2,744,760
Unilever Capital Corp. 1.80%, due 5/5/20	4,500,000	4,411,512

		7,156,272

Diversified Financial Services 2.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, due 5/26/22	4,430,000	4,321,066
4.50%, due 5/15/21	1,465,000	1,480,814
Air Lease Corp.
2.125%, due 1/15/20 (e)	3,275,000	3,223,920
2.625%, due 7/1/22	2,040,000	1,947,294
3.25%, due 3/1/25	4,000,000	3,712,620
Capital One Bank USA N.A. 3.375%, due 2/15/23	3,000,000	2,899,761

	Principal Amount	Value
Diversified Financial Services (continued)
GE Capital International Funding Co. 2.342%, due 11/15/20	$5,165,000	$5,011,168
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	1,690,000	1,639,923
Springleaf Finance Corp. 6.00%, due 6/1/20 (e)	3,100,000	3,165,875

		27,402,441

Electric 4.9%
Appalachian Power Co. 3.30%, due 6/1/27	1,800,000	1,692,244
Baltimore Gas & Electric Co. 2.40%, due 8/15/26 (e)	4,150,000	3,721,911
CMS Energy Corp. 3.875%, due 3/1/24	3,818,000	3,794,667
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,815,000	2,769,378
Entergy Arkansas, Inc. 3.50%, due 4/1/26	1,235,000	1,207,165
Evergy, Inc.
4.85%, due 6/1/21 (e)	5,200,000	5,307,158
5.292%, due 6/15/22 (f)	663,000	686,883
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	5,533,000	5,875,104
Florida Power & Light Co. 2.75%, due 6/1/23	2,680,000	2,599,249
IPALCO Enterprises, Inc. 3.45%, due 7/15/20	8,560,000	8,493,967
MidAmerican Energy Co. 3.10%, due 5/1/27	6,000,000	5,683,217
Potomac Electric Power Co. 4.15%, due 3/15/43	1,305,000	1,247,509
Public Service Electric & Gas Co. 3.00%, due 5/15/27	3,405,000	3,200,022
Public Service Enterprise Group, Inc. 2.65%, due 11/15/22	3,500,000	3,349,517
Southwestern Electric Power Co. 3.85%, due 2/1/48	2,750,000	2,361,486
WEC Energy Group, Inc. 4.426% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	5,495,000	5,060,511

		57,049,988

Entertainment 0.7%
Eldorado Resorts, Inc. 7.00%, due 8/1/23 (e)	4,515,000	4,740,750
Scientific Games International, Inc. 5.00%, due 10/15/25 (b)	3,775,000	3,510,750

		8,251,500

Environmental Controls 0.3%
Waste Management, Inc. 2.40%, due 5/15/23	3,880,000	3,681,050

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 3.5%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (b)	$4,595,000	$4,451,560
Kroger Co. 1.50%, due 9/30/19	4,130,000	4,069,474
Mondelez International Holdings Netherlands B.V. (b)
1.625%, due 10/28/19	4,500,000	4,425,011
2.00%, due 10/28/21	4,885,000	4,649,133
Nestle Holdings, Inc. 3.10%, due 9/24/21 (b)	4,920,000	4,906,287
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	4,005,000	3,936,320
3.35%, due 2/1/22	2,490,000	2,401,643
Sysco Corp. 3.25%, due 7/15/27	5,240,000	4,846,020
Tyson Foods, Inc.
2.65%, due 8/15/19	1,656,000	1,651,343
3.95%, due 8/15/24	5,450,000	5,421,064

		40,757,855

Forest Products & Paper 0.8%
Georgia-Pacific LLC
5.40%, due 11/1/20 (b)	4,375,000	4,533,804
8.00%, due 1/15/24	2,945,000	3,501,994
International Paper Co. 7.30%, due 11/15/39	693,000	833,075

		8,868,873

Gas 0.6%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.625%, due 5/20/24 (e)	2,708,000	2,599,680
5.75%, due 5/20/27	1,890,000	1,752,975
NiSource, Inc. 3.49%, due 5/15/27	3,120,000	2,929,028

		7,281,683

Health Care—Products 1.2%
Abbott Laboratories 3.40%, due 11/30/23	3,520,000	3,482,001
Becton Dickinson & Co.
2.675%, due 12/15/19	3,971,000	3,943,518
3.363%, due 6/6/24	2,860,000	2,732,784
Stryker Corp. 2.625%, due 3/15/21	2,179,000	2,139,254
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,895,000	1,874,624

		14,172,181

	Principal Amount	Value
Health Care—Services 0.5%
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	$5,500,000	$5,500,000

Holding Company—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (b)	3,855,000	3,546,242

Home Builders 4.2%
D.R. Horton, Inc.
3.75%, due 3/1/19	2,750,000	2,750,546
5.75%, due 8/15/23	4,250,000	4,485,969
KB Home 8.00%, due 3/15/20	2,250,000	2,354,063
Lennar Corp.
4.50%, due 6/15/19	3,300,000	3,308,250
4.50%, due 11/15/19	4,740,000	4,757,775
6.25%, due 12/15/21	2,875,000	2,968,437
8.375%, due 1/15/21	4,560,000	4,913,400
MDC Holdings, Inc.
5.50%, due 1/15/24	7,025,000	6,849,375
5.625%, due 2/1/20	1,608,000	1,624,080
Meritage Homes Corp. 7.00%, due 4/1/22	7,800,000	8,031,660
Toll Brothers Finance Corp. 5.875%, due 2/15/22	5,750,000	5,886,562

		47,930,117

Insurance 4.1%
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	2,830,000	2,797,253
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (b)	3,829,000	4,384,205
Lincoln National Corp. 4.669% (3 Month LIBOR + 2.358%), due 5/17/66 (a)	3,537,000	3,236,355
MassMutual Global Funding II 2.50%, due 4/13/22 (b)	3,600,000	3,480,113
Oil Insurance, Ltd. 5.378% (3 Month LIBOR + 2.982%), due 12/3/18 (a)(b)(d)	5,727,000	5,555,190
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	2,725,000	2,675,249
Protective Life Corp. 8.45%, due 10/15/39	3,621,000	4,871,554
Protective Life Global Funding (b)
1.555%, due 9/13/19	4,200,000	4,145,571
2.161%, due 9/25/20	1,355,000	1,324,130
Prudential Financial, Inc.
3.878%, due 3/27/28	800,000	786,126
4.418%, due 3/27/48	2,500,000	2,352,413

14	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Insurance (continued)
Scottish Widows, Ltd. Series Reg S 5.50%, due 6/16/23	GBP	6,500,000	$9,086,507
Voya Financial, Inc. 3.65%, due 6/15/26		$1,240,000	1,172,945
XLIT, Ltd. 4.45%, due 3/31/25		1,350,000	1,330,052

			47,197,663

Internet 1.2%
Amazon.com, Inc. 3.875%, due 8/22/37		3,790,000	3,575,614
Booking Holdings, Inc. 3.60%, due 6/1/26		6,700,000	6,398,765
Expedia Group, Inc. 5.95%, due 8/15/20		3,485,000	3,618,763

			13,593,142

Iron & Steel 0.6%
ArcelorMittal 7.00%, due 10/15/39		2,530,000	2,799,680
Vale Overseas, Ltd. 6.25%, due 8/10/26		4,330,000	4,627,774

			7,427,454

Lodging 0.8%
Marriott International, Inc.
3.75%, due 10/1/25		5,888,000	5,687,191
4.00%, due 4/15/28		1,072,000	1,032,416
7.15%, due 12/1/19		2,341,000	2,428,041

			9,147,648

Machinery—Construction & Mining 0.6%
Caterpillar Financial Services Corp. 2.10%, due 1/10/20		6,640,000	6,565,496

Media 0.8%
Comcast Corp. 3.30%, due 10/1/20		3,135,000	3,133,698
Sky PLC 3.75%, due 9/16/24 (b)		1,480,000	1,462,061
Time Warner Cable, Inc. 8.25%, due 4/1/19		3,605,000	3,678,129
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23		1,087,000	1,252,775

			9,526,663

Mining 0.3%
Anglo American Capital PLC 4.875%, due 5/14/25 (b)		3,000,000	2,957,415

	Principal Amount		Value
Miscellaneous—Manufacturing 1.9%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)		$7,860,000	$7,712,625
Siemens Financieringsmaatschappij N.V. (b)
2.15%, due 5/27/20		1,900,000	1,869,408
2.70%, due 3/16/22		3,320,000	3,228,099
Textron Financial Corp. 4.049% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)		11,250,000	9,618,750

			22,428,882

Oil & Gas 4.7%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36 (e)		19,735,000	8,167,612
Concho Resources, Inc. 4.30%, due 8/15/28		2,995,000	2,922,302
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (b)		2,520,000	2,776,712
Marathon Petroleum Corp. (b)
5.125%, due 4/1/24		8,050,000	8,201,218
5.125%, due 12/15/26		2,000,000	2,052,498
Murphy Oil USA, Inc. 6.00%, due 8/15/23		7,318,000	7,464,360
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (e)		9,350,000	9,689,873
Petroleos Mexicanos 6.75%, due 9/21/47		8,225,000	7,059,518
QEP Resources, Inc. 5.375%, due 10/1/22		3,350,000	3,299,750
Valero Energy Corp. 6.125%, due 2/1/20		2,870,000	2,966,845

			54,600,688

Packaging & Containers 1.2%
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR	7,700,000	9,593,548
WestRock Co. 3.00%, due 9/15/24 (b)		$2,735,000	2,566,530
WestRock MWV LLC 7.375%, due 9/1/19		1,800,000	1,858,348

			14,018,426

Pharmaceuticals 1.5%
Bausch Health Cos., Inc. 7.50%, due 7/15/21 (b)		2,125,000	2,156,875
CVS Health Corp. 2.957% (3 Month LIBOR + 0.63%), due 3/9/20 (a)		3,750,000	3,762,198
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(g)		50,687	52,369
Eli Lilly & Co. 2.35%, due 5/15/22 (e)		2,200,000	2,128,363

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (b)	$3,865,000	$3,323,900
Johnson & Johnson 2.25%, due 3/3/22	5,450,000	5,293,660
Zoetis, Inc. 3.25%, due 8/20/21	770,000	766,033

		17,483,398

Pipelines 0.8%
Kinder Morgan, Inc.
5.625%, due 11/15/23 (b)	2,449,000	2,592,065
7.75%, due 1/15/32	2,035,000	2,497,273
MPLX, L.P. 4.00%, due 3/15/28	560,000	525,919
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (e)	3,725,000	3,715,687

		9,330,944

Private Equity 0.1%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.25%, due 2/1/22	1,390,000	1,403,288

Real Estate Investment Trusts 1.1%
American Tower Corp. 3.00%, due 6/15/23	5,500,000	5,268,591
Digital Realty Trust, L.P. 3.70%, due 8/15/27	3,605,000	3,370,337
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	472,000	458,997
Iron Mountain, Inc. (b)
4.875%, due 9/15/27	2,764,000	2,459,960
5.25%, due 3/15/28	1,793,000	1,609,217
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,000	990

		13,168,092

Retail 2.2%
Alimentation Couche-Tard, Inc. 2.35%, due 12/13/19 (b)	3,415,000	3,380,036
AutoZone, Inc. 3.75%, due 6/1/27 (e)	3,565,000	3,368,560
Darden Restaurants, Inc. 3.85%, due 5/1/27	4,847,000	4,607,928
QVC, Inc. 4.85%, due 4/1/24	6,500,000	6,409,049
Starbucks Corp. 2.45%, due 6/15/26	4,279,000	3,790,333

	Principal Amount	Value
Retail (continued)
Walmart, Inc. 2.596% (3 Month LIBOR + 0.23%), due 6/23/21 (a)	$3,285,000	$3,299,185

		24,855,091

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC (b)
4.125%, due 6/1/21	6,300,000	6,260,625
4.625%, due 6/15/22	2,960,000	2,941,500

		9,202,125

Software 1.1%
First Data Corp. (b)
5.00%, due 1/15/24	270,000	266,625
7.00%, due 12/1/23	525,000	544,425
Microsoft Corp.
1.10%, due 8/8/19	6,040,000	5,965,539
1.85%, due 2/6/20	6,190,000	6,111,679

		12,888,268

Telecommunications 3.0%
AT&T, Inc.
3.20%, due 3/1/22	5,840,000	5,737,830
3.514% (3 Month LIBOR + 1.18%), due 6/12/24 (a)	2,880,000	2,887,989
Crown Castle Towers LLC 4.241%, due 7/15/48 (b)	3,825,000	3,821,290
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	2,250,000	2,281,162
Rogers Communications, Inc.
3.625%, due 12/15/25	8,215,000	7,924,476
4.30%, due 2/15/48	805,000	745,845
T-Mobile USA, Inc. 6.00%, due 3/1/23	3,000,000	3,076,020
Telefonica Emisiones SAU 5.462%, due 2/16/21	1,000	1,038
VEON Holdings B.V. 4.95%, due 6/16/24 (b)	3,345,000	3,166,277
Verizon Communications, Inc.
4.125%, due 3/16/27	685,000	677,952
5.15%, due 9/15/23	3,573,000	3,791,199

		34,111,078

Textiles 0.4%
Cintas Corp. No 2 2.90%, due 4/1/22	4,920,000	4,791,905

Total Corporate Bonds (Cost $950,975,383)		926,183,997

16	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 17.3% (a)
Advertising 0.7%
Outfront Media Capital LLC 2017 Term Loan B 4.256% (1 Month LIBOR + 2.00%), due 3/18/24	$7,878,750	$7,878,750

Auto Parts & Equipment 0.8%
TI Group Automotive Systems LLC 2015 Term Loan 4.802% (1 Month LIBOR + 2.50%), due 6/30/22	8,836,082	8,769,812

Building Materials 1.2%
Builders FirstSource, Inc. 2017 Term Loan B 5.386% (3 Month LIBOR + 3.00%), due 2/29/24	2,681,985	2,653,489
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 11/15/23	11,250,000	11,203,796

		13,857,285

Buildings & Real Estate 0.4%
Realogy Group LLC 2018 Term Loan B 4.53% (1 Month LIBOR + 2.25%), due 2/8/25	4,818,410	4,798,331

Chemicals 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.136% (3 Month LIBOR + 1.75%), due 6/1/24	4,531,538	4,516,435

Commercial Services 2.2%
Allied Universal Holdco LLC 2015 Term Loan 6.136% (3 Month LIBOR + 3.75%), due 7/28/22	8,531,250	8,488,594
Global Payments Inc. 2018 Term Loan B3 4.052% (1 Month LIBOR + 1.75%), due 4/21/23	2,536,375	2,535,317
KAR Auction Services, Inc. Term Loan B4 4.688% (3 Month LIBOR + 2.25%), due 3/11/21	5,676,441	5,669,345

	Principal Amount	Value
Commercial Services (continued)
USAGM HoldCo LLC 2015 2nd Lien Term Loan 10.794% (2 Month LIBOR + 8.50%), due 7/28/23	$8,750,000	$8,618,750

		25,312,006

Computers 0.3%
Tempo Acquisition LLC Term Loan 5.302% (1 Month LIBOR + 3.00%), due 5/1/24	4,058,625	4,054,818

Containers, Packaging & Glass 0.9%
Berry Global, Inc. 2018 Term Loan S 4.027% (3 Month LIBOR + 1.75%), due 2/8/20	3,050,109	3,042,484
BWAY Holding Co. 2017 Term Loan B 5.658% (3 Month LIBOR + 3.25%), due 4/3/24	4,088,250	4,061,423
Reynolds Group Holdings, Inc. 2017 Term Loan 5.052% (1 Month LIBOR + 2.75%), due 2/5/23	2,768,624	2,769,055

		9,872,962

Electrical Components & Equipment 0.3%
Electro Rent Corp. 1st Lien Term Loan 7.487% (2 Month LIBOR + 5.00%), due 1/31/24	3,281,550	3,306,162

Electronics 0.5%
Dell, Inc. 2017 1st Lien Term Loan 4.31% (1 Month LIBOR + 2.00%), due 9/7/23	6,053,131	6,040,522

Entertainment 0.2%
Mohegan Tribal Gaming Authority 2016 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 10/13/23	2,871,656	2,696,663

Environmental Controls 1.0%
Advanced Disposal Services, Inc. Term Loan B3 4.46% (1 Week LIBOR + 2.25%), due 11/10/23	5,565,000	5,560,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Environmental Controls (continued)
GFL Environmental, Inc.
2018 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 5/30/25	$5,257,128	$5,181,557
2018 Delayed Draw Term Loan 7.00%, due 5/30/25	654,696	645,285

		11,387,206

Food Services 0.2%
Aramark Services, Inc. 2018 Term Loan B2 4.052% (3 Month LIBOR + 1.75%), due 3/28/24	1,764,946	1,762,189

Hand & Machine Tools 0.4%
Milacron LLC Amended Term Loan B 4.802% (1 Month LIBOR + 2.50%), due 9/28/23	4,481,149	4,478,348

Health Care—Products 0.7%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.544% (1 Month LIBOR + 3.25%), due 6/30/25	7,145,440	7,115,665
Sotera Health Holdings LLC 2017 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 5/15/22	970,225	970,225

		8,085,890

Health Care—Services 0.4%
Syneos Health, Inc. 2018 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 8/1/24	4,984,453	4,971,992

Household Products & Wares 0.8%
KIK Custom Products, Inc. 2015 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 5/15/23	5,510,478	5,481,206
Prestige Brands, Inc. Term Loan B5 4.302% (1 Month LIBOR + 2.00%), due 1/26/24	4,320,599	4,322,142

		9,803,348

Insurance 0.4%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 6/7/23	4,251,441	4,238,818

	Principal Amount	Value
Lodging 0.8%
Boyd Gaming Corp. Term Loan B3 4.467% (1 Week LIBOR + 2.25%), due 9/15/23	$337,280	$337,522
Hilton Worldwide Finance LLC Term Loan B2 4.031% (1 Month LIBOR + 1.75%), due 10/25/23	9,196,081	9,198,637

		9,536,159

Machinery—Diversified 0.5%
Titan Acquisition, Ltd. 2018 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 3/28/25	3,731,250	3,507,375
Zebra Technologies Corp. 2018 Term Loan B 4.063% (3 Month LIBOR + 1.75%), due 10/27/21	2,867,563	2,876,166

		6,383,541

Media 0.7%
Nielsen Finance LLC Term Loan B4 4.281% (1 Month LIBOR + 2.00%), due 10/4/23	3,905,525	3,883,556
Virgin Media Bristol LLC 2017 Term Loan 4.78% (1 Month LIBOR + 2.50%), due 1/15/26	4,100,000	4,095,609

		7,979,165

Mining, Steel, Iron & Non-Precious Metals 0.3%
Gates Global LLC 2017 USD Repriced Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 4/1/24	4,001,538	4,003,683

Pharmaceuticals 0.5%
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.052% (1 Month LIBOR + 2.75%), due 3/1/24	5,347,875	5,338,960

Retail 0.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.552% (1 Month LIBOR + 2.25%), due 2/16/24	1,546,401	1,539,635

Software 0.3%
First Data Corp. 2024 Term Loan 4.287% (1 Month LIBOR + 2.00%), due 4/26/24	3,662,825	3,654,335

18	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Telecommunications 2.0%
Level 3 Financing, Inc. 2017 Term Loan B 4.53% (1 Month LIBOR + 2.25%), due 2/22/24	$9,000,000	$9,000,000
SBA Senior Finance II LLC 2018 Term Loan B 4.31% (1 Month LIBOR + 2.00%), due 4/11/25	8,676,707	8,653,809
Sprint Communications, Inc. 1st Lien Term Loan B 4.813% (1 Month LIBOR + 2.50%), due 2/2/24	5,072,750	5,062,184

		22,715,993

Transportation 0.3%
XPO Logistics, Inc. 2018 Term Loan B 4.509% (1 Month LIBOR + 2.00%), due 2/24/25	3,285,000	3,289,563

Total Loan Assignments (Cost $200,845,828)		200,272,571

Mortgage-Backed Securities 1.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.446% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	22,381	21,526
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.03% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)(h)	3,705,000	3,702,624
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-AON, Class A 4.128%, due 7/5/31 (b)	2,180,000	2,223,062
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,235,000	3,136,843
Wells Fargo Commercial Mortgage Trust (b)(i)
Series 2018-1745, Class A 3.749%, due 6/15/36	3,450,000	3,373,462
Series 2018-AUS, Class A 4.058%, due 7/17/36	4,200,000	4,178,430

		16,635,947

	Principal Amount	Value
Whole Loan Collateral (Collateralized Mortgage Obligation) 0.0%‡
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.422%, due 7/25/36 (i)	$64,213	$65,165

Total Mortgage-Backed Securities (Cost $16,854,916)		16,701,112

U.S. Government & Federal Agencies 0.1%
United States Treasury Bonds 0.1%
5.375%, due 2/15/31	870,000	1,061,638

United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	68,493

Total U.S. Government & Federal Agencies (Cost $1,163,973)		1,130,131

Total Long-Term Bonds (Cost $1,178,692,873)		1,153,047,225

	Shares
Common Stocks 0.0%‡
Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	14	216

Media 0.0%‡
ION Media Networks, Inc. 3/12/10 (g)(h)(j)(k)(l)	22	13,625

Tobacco 0.0%‡
Turning Point Brands, Inc.	6,802	279,562

Total Common Stocks (Cost $0)		293,403

Short-Term Investments 1.5%
Affiliated Investment Company 1.3%
MainStay U.S. Government Liquidity Fund, 2.075% (m)	15,390,869	15,390,869

Total Affiliated Investment Company (Cost $15,390,869)		15,390,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $338,805 (Collateralized by a United States Treasury Note with a rate of 2.75% and a maturity date of 5/31/23, with a Principal Amount of $345,000 and a Market Value of $346,380)	$338,795	$338,795

Total Repurchase Agreement (Cost $338,795)		338,795

U.S. Governments 0.2%
United States Treasury Bills 2.133%, due 11/15/18 (n)	2,370,000	2,368,062

Total U.S. Governments (Cost $2,368,062)		2,368,062

Total Short-Term Investments (Cost $18,097,726)		18,097,726

Total Investments, Before Investments Sold Short (Cost $1,196,790,599)	101.3%	1,171,438,354

Investments Sold Short (2.1%) Corporate Bonds Sold Short (2.1%)
Internet (0.8%)
Netflix, Inc. 4.375%, due 11/15/26	$(10,400,000)	(9,555,000)

Oil & Gas (1.3%)
Noble Energy, Inc.
4.15%, due 12/15/21	(3,000,000)	(3,021,572)
3.90%, due 11/15/24	(12,115,000)	(11,775,345)

		(14,796,917)

Total Corporate Bonds Sold Short (Proceeds $24,153,682)		(24,351,917)

Total Investments Sold Short (Proceeds $24,153,682)		(24,351,917)

Total Investments, Net of Investments Sold Short (Cost $1,172,636,917)	99.2%	1,147,086,437

Other Assets, Less Liabilities	0.8	9,756,629
Net Assets	100.0%	$1,156,843,066
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2018.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Security, or a portion thereof, was maintained in a segregated account at the Fund’s custodian as collateral for securities Sold Short (See Note 2(O)).

(f)	Step coupon—Rate shown was the rate in effect as of October 31, 2018.

(g)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $65,994, which represented less than one-tenth of a percent of the Fund’s net assets.

(h)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $3,716,249, which represented 0.3% of the Fund’s net assets. (Unaudited)

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2018.

(j)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(k)	Restricted security. (See Note 2(Q))

(l)	Non-income producing security.

(m)	Current yield as of October 31, 2018.

(n)	Interest rate shown represents yield to maturity.

20	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of October 31, 2018, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	7,761,000	USD	9,887,514	JPMorgan Chase Bank N.A.	11/1/18	$32,598
USD	13,832,167	EUR	11,755,000	JPMorgan Chase Bank N.A.	11/1/18	517,862
USD	13,261,660	EUR	11,569,000	JPMorgan Chase Bank N.A.	2/1/19	47,606
USD	10,253,057	GBP	7,761,000	JPMorgan Chase Bank N.A.	11/1/18	332,945
Total unrealized appreciation						931,011
EUR	11,755,000	USD	13,361,772	JPMorgan Chase Bank N.A.	11/1/18	$(47,466)
USD	10,011,946	GBP	7,820,000	JPMorgan Chase Bank N.A.	2/1/19	(31,834)
Total unrealized depreciation						(79,300)
Net unrealized appreciation						$851,711

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	79	December 2018	$8,868,539	$8,878,243	$9,704
10-Year United States Treasury Note	(1,247)	December 2018	(147,427,920)	(147,691,563)	(263,643)
10-Year United States Treasury Ultra Note	(660)	December 2018	(82,508,626)	(82,572,188)	(63,562)
United States Treasury Ultra Bond	7	December 2018	1,057,017	1,044,531	(12,486)
Euro-BTP	(24)	December 2018	(3,331,313)	(3,306,614)	24,699
Euro Bund	20	December 2018	3,592,451	3,630,371	37,920
United States Treasury Long Bond	(155)	December 2018	(22,140,741)	(21,409,375)	731,366

			$(241,890,593)	$(241,426,595)	$463,998

1.	As of October 31, 2018, cash in the amount of $2,848,374 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

Swap Contracts

As of October 31, 2018, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Fund	Payments Received by Fund	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$250,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Quarterly	$22,789	$2,330,718	$2,353,507
150,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Quarterly	(7,037)	1,667,009	1,659,972
40,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Quarterly	—	545,451	545,451
41,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Quarterly	—	616,222	616,222
						$15,752	$5,159,400	$5,175,152

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

As of October 31, 2018, the Fund held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Staples, Inc. 2.75%, 1/12/18	Credit Suisse First Boston	6/20/2019	Buy	$7,000	1.00%	Quarterly	$(61,819)	$(26,269)	$(88,088)
							$(61,819)	$(26,269)	$(88,088)

1.	As of October 31, 2018, cash in the amount of $1,483,018 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at October 31, 2018.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

USD—United States Dollar

22	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,759,414	$—	$8,759,414
Corporate Bonds	—	926,183,997	—	926,183,997
Loan Assignments	—	200,272,571	—	200,272,571
Mortgage-Backed Securities	—	16,701,112	—	16,701,112
U.S. Government & Federal Agencies	—	1,130,131	—	1,130,131

Total Long-Term Bonds	—	1,153,047,225	—	1,153,047,225

Common Stocks (b)	279,778	—	13,625	293,403
Short-Term Investments
Affiliated Investment Company	15,390,869	—	—	15,390,869
Repurchase Agreements	—	338,795	—	338,795
U.S. Government	—	2,368,062	—	2,368,062

Total Short-Term Investments	15,390,869	2,706,857	—	18,097,726

Total Investments in Securities	15,670,647	1,155,754,082	13,625	1,171,438,354

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	931,011	—	931,011
Futures Contracts (c)	803,689	—	—	803,689
Interest Rate Swap Contracts (c)	—	5,175,152	—	5,175,152

Total Other Financial Instruments	803,689	6,106,163	—	6,909,852

Total Investments in Securities and Other Financial Instruments	$16,474,336	$1,161,860,245	$13,625	$1,178,348,206

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(24,351,917)	$—	$(24,351,917)

Total Long-Term Bonds Sold Short	—	(24,351,917)	—	(24,351,917)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(79,300)	—	(79,300)
Futures Contracts (c)	(339,691)	—	—	(339,691)
Credit Default Swap Contracts (c)	—	(88,088)	—	(88,088)

Total Other Financial Instruments	(339,691)	(167,388)	—	(507,079)

Total Investments in Securities Sold Short and Other Financial Instruments	$(339,691)	$(24,519,305)	$—	$(24,858,996)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $13,625 is held in Media within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2018 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$8,531,250	$—	$—	$—	$—	$—	$—	$(8,531,250)	$—	$—
Electrical Components & Equipment	3,356,387	—	—	—	—	—	—	(3,356,387)	—	—
Iron & Steel	7,103,396	1,196	9,041	(63,116)	—	(7,050,517)	—	—	—	—
Common Stocks
Media	14,929	—	—	(1,304)	—	—	—	—	13,625	(1,304)

Total	$19,005,962	$1,196	$9,041	$(64,420)	$—	$(7,050,517)	$—	$(11,887,637)	$13,625	$(1,304)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

In the year ended October 31, 2018, securities with a market value of $11,887,637 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2017, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

24	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities before investments sold short, at value (identified cost $1,181,399,730)	$1,156,047,485
Investment in affiliated investment companies, at value (identified cost $15,390,869)	15,390,869
Cash collateral on deposit at broker for futures contracts	2,848,374
Cash collateral on deposit at broker for swap contracts	1,483,018
Cash denominated in foreign currencies (identified cost $96,817)	94,272
Receivables:
Dividends and interest	10,210,687
Investment securities sold	4,375,583
Fund shares sold	1,371,387
Variation margin on futures contracts	818,452
Variation margin on centrally cleared swap contracts	264,455
Unrealized appreciation on foreign currency forward contracts	931,011
Premiums paid for OTC swap contracts	61,819
Other assets	52,919

Total assets	1,193,950,331

Liabilities
Investments sold short (proceeds $24,153,682)	24,351,917
Due to custodian	298
Payables:
Investment securities purchased	7,584,596
Fund shares redeemed	2,940,628
Manager (See Note 3)	580,674
Interest on investments sold short	474,707
Transfer agent (See Note 3)	346,958
NYLIFE Distributors (See Note 3)	173,754
Broker fees and charges on short sales	123,581
Shareholder communication	61,863
Professional fees	19,313
Custodian	13,043
Trustees	2,888
Accrued expenses	16,104
Dividend payable	249,553
Unrealized depreciation on OTC swap contracts	88,088
Unrealized depreciation on foreign currency forward contracts	79,300

Total liabilities	37,107,265

Net assets	$1,156,843,066

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$1,337,230
Additional paid-in capital	1,351,261,948

1,352,599,178
Total distributable earnings (loss)	(195,756,112)

Net assets	$1,156,843,066

Class A
Net assets applicable to outstanding shares	$220,617,825

Shares of beneficial interest outstanding	25,502,904

Net asset value per share outstanding	$8.65
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.06

Investor Class
Net assets applicable to outstanding shares	$20,451,379

Shares of beneficial interest outstanding	2,344,873

Net asset value per share outstanding	$8.72
Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.13

Class B
Net assets applicable to outstanding shares	$11,014,535

Shares of beneficial interest outstanding	1,279,744

Net asset value and offering price per share outstanding	$8.61

Class C
Net assets applicable to outstanding shares	$128,279,002

Shares of beneficial interest outstanding	14,916,197

Net asset value and offering price per share outstanding	$8.60

Class I
Net assets applicable to outstanding shares	$717,129,027

Shares of beneficial interest outstanding	82,823,927

Net asset value and offering price per share outstanding	$8.66

Class R2
Net assets applicable to outstanding shares	$6,657,303

Shares of beneficial interest outstanding	769,954

Net asset value and offering price per share outstanding	$8.65

Class R3
Net assets applicable to outstanding shares	$190,427

Shares of beneficial interest outstanding	22,008

Net asset value and offering price per share outstanding	$8.65

Class R6
Net assets applicable to outstanding shares	$52,503,568

Shares of beneficial interest outstanding	6,063,373

Net asset value and offering price per share outstanding	$8.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$49,692,841
Dividend distributions from affiliated investment companies	186,167
Unaffiliated dividends	1,101
Other	4,131

Total income	49,884,240

Expenses
Manager (See Note 3)	7,224,495
Distribution/Service—Class A (See Note 3)	652,903
Distribution/Service—Investor Class (See Note 3)	52,548
Distribution/Service—Class B (See Note 3)	131,848
Distribution/Service—Class C (See Note 3)	1,482,132
Distribution/Service—Class R2 (See Note 3)	5,632
Distribution/Service—Class R3 (See Note 3)	628
Transfer agent (See Note 3)	2,134,818
Interest on investments sold short	1,763,324
Broker fees and charges on short sales	905,958
Shareholder communication	152,387
Registration	148,967
Professional fees	132,461
Interest expense	83,750
Trustees	27,670
Custodian	22,636
Shareholder service (See Note 3)	2,379
Miscellaneous	57,466

Total expenses	14,982,002

Net investment income (loss)	34,902,238

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,210,444)
Investments sold short	238,866
Futures transactions	10,333,129
Swap transactions	6,537,699
Foreign currency forward transactions	559,290
Foreign currency transactions	(427,684)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	12,030,856

Net change in unrealized appreciation (depreciation) on:
Investments	(43,939,484)
Investments sold short	1,733,909
Futures contracts	(1,760,785)
Swap contracts	155,770
Foreign currency forward contracts	1,054,807
Translation of other assets and liabilities in foreign currencies	(14,499)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(42,770,282)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(30,739,426)

Net increase (decrease) in net assets resulting from operations	$4,162,812

26	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,902,238	$38,560,437
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	12,030,856	8,347,977
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(42,770,282)	16,406,413

Net increase (decrease) in net assets resulting from operations	4,162,812	63,314,827

Distributions to shareholders(1):
Class A	(7,841,617)
Investor Class	(629,840)
Class B	(297,747)
Class C	(3,365,854)
Class I	(25,600,022)
Class R2	(77,254)
Class R3	(3,444)
Class R6	(1,320,203)

	(39,135,981)

Dividends to shareholders from net investment income:
Class A		(11,903,949)
Investor Class		(1,038,268)
Class B		(465,521)
Class C		(5,354,418)
Class I		(29,662,522)
Class R2		(22,874)
Class R3		(2,527)

		(48,450,079)

Distributions to shareholders from return of capital:
Class A	(119,065)	(174,809)
Investor Class	(9,563)	(15,247)
Class B	(4,521)	(6,836)
Class C	(51,106)	(78,629)
Class I	(388,702)	(435,593)
Class R2	(1,173)	(336)
Class R3	(52)	(37)
Class R6	(20,046)	—

	(594,228)	(711,487)

Total dividends and distributions to shareholders	(39,730,209)	(49,161,566)

Capital share transactions:
Net proceeds from sale of shares	317,200,945	338,495,940
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	36,078,388	43,219,924
Cost of shares redeemed	(506,161,638)	(470,140,388)

Increase (decrease) in net assets derived from capital share transactions	(152,882,305)	(88,424,524)

Net increase (decrease) in net assets	(188,449,702)	(74,271,263)

	2018	2017
Net Assets
Beginning of year	$1,345,292,768	$1,419,564,031

End of year(2)	$1,156,843,066	$1,345,292,768

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(108,683) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.90	$8.81	$8.72	$9.27	$9.28

Net investment income (loss) (a)	0.24	0.25	0.35	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.23)	0.15	0.08	(0.63)	(0.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.02)	0.02	0.01

Total from investment operations	0.02	0.40	0.41	(0.25)	0.32

Less dividends and distributions:
From net investment income	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Net asset value at end of year	$8.65	$8.90	$8.81	$8.72	$9.27

Total investment return (b)	0.25%	4.65%	4.94%	(2.70%)	3.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.69%	2.79%	4.04%	4.01%	3.81%
Net expenses (excluding short sale expenses) (c)	1.03%	1.01%	1.00%	0.96%	0.98%
Expenses (including short sales expenses) (c)	1.25%	1.13%	1.16%	1.01%	1.04%
Short sale expenses	0.22%	0.12%	0.16%	0.05%	0.06%
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of year (in 000’s)	$220,618	$302,192	$412,834	$584,184	$675,552

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.97	$8.88	$8.78	$9.33	$9.34

Net investment income (loss) (a)	0.24	0.24	0.35	0.36	0.36
Net realized and unrealized gain (loss) on investments	(0.23)	0.16	0.10	(0.63)	(0.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.02	0.40	0.42	(0.25)	0.32

Less dividends and distributions:
From net investment income	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.27)	(0.31)	(0.32)	(0.30)	(0.33)

Net asset value at end of year	$8.72	$8.97	$8.88	$8.78	$9.33

Total investment return (b)	0.23%	4.59%	5.00%	(2.70%)	3.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.68%	2.74%	4.01%	3.99%	3.78%
Net expenses (excluding short sale expenses) (c)	1.05%	1.03%	1.02%	0.98%	1.00%
Expenses (including short sales) (c)	1.27%	1.15%	1.18%	1.03%	1.06%
Short sale expenses	0.22%	0.12%	0.16%	0.05%	0.06%
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of year (in 000’s)	$20,451	$22,033	$31,851	$32,498	$31,690

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.86	$8.77	$8.68	$9.23	$9.24

Net investment income (loss) (a)	0.17	0.18	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.23)	0.15	0.10	(0.62)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	(0.05)	0.33	0.35	(0.31)	0.25

Less dividends and distributions:
From net investment income	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Net asset value at end of year	$8.61	$8.86	$8.77	$8.68	$9.23

Total investment return (b)	(0.52%)	3.86%	4.16%	(3.45%)	2.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.00%	3.26%	3.24%	3.03%
Net expenses (excluding short sales expenses) (c)	1.80%	1.78%	1.77%	1.73%	1.75%
Expenses (including short sales expenses) (c)	2.02%	1.90%	1.93%	1.78%	1.81%
Short sale expenses	0.22%	0.12%	0.16%	0.05%	0.06%
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of year (in 000’s)	$11,015	$15,223	$18,313	$19,833	$22,460

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.85	$8.76	$8.67	$9.22	$9.23

Net investment income (loss) (a)	0.17	0.18	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investments	(0.23)	0.15	0.10	(0.62)	(0.04)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	(0.05)	0.33	0.35	(0.31)	0.25

Less dividends and distributions:
From net investment income	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.20)	(0.24)	(0.26)	(0.24)	(0.26)

Net asset value at end of year	$8.60	$8.85	$8.76	$8.67	$9.22

Total investment return (b)	(0.52%)	3.86%	4.16%	(3.46%)	2.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.92%	2.00%	3.27%	3.24%	3.05%
Net expenses (excluding short sale expenses) (c)	1.80%	1.78%	1.77%	1.73%	1.75%
Expenses (including short sales) (c)	2.02%	1.90%	1.93%	1.78%	1.81%
Short sale expenses	0.22%	0.12%	0.16%	0.05%	0.06%
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of year (in 000’s)	$128,279	$167,595	$220,513	$315,183	$345,900

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.91	$8.82	$8.72	$9.28	$9.29

Net investment income (loss) (a)	0.26	0.26	0.37	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.23)	0.16	0.11	(0.63)	(0.05)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.03)	0.02	0.01

Total from investment operations	0.04	0.42	0.45	(0.23)	0.34

Less dividends and distributions:
From net investment income	(0.29)	(0.33)	(0.35)	(0.33)	(0.35)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.29)	(0.33)	(0.35)	(0.33)	(0.35)

Net asset value at end of year	$8.66	$8.91	$8.82	$8.72	$9.28

Total investment return (b)	0.51%	4.90%	5.32%	(2.56%)	3.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.94%	2.99%	4.30%	4.25%	4.08%
Net expenses (excluding short sale expenses) (c)	0.78%	0.76%	0.75%	0.71%	0.73%
Expenses (including short sales) (c)	1.00%	0.88%	0.91%	0.76%	0.79%
Short sale expenses	0.22%	0.12%	0.16%	0.05%	0.06%
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of year (in 000’s)	$717,129	$837,363	$735,359	$1,263,695	$1,481,314

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,				February 28, 2014** through October 31,
Class R2	2018	2017	2016	2015	2014
Net asset value at beginning of period	$8.90	$8.81	$8.72	$9.27	$9.39

Net investment income (loss) (a)	0.23	0.23	0.34	0.35	0.23
Net realized and unrealized gain (loss) on investments	(0.23)	0.16	0.10	(0.63)	(0.16)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.03)	0.02	0.02

Total from investment operations	0.01	0.39	0.41	(0.26)	0.09

Less dividends and distributions:
From net investment income	(0.26)	(0.30)	(0.32)	(0.29)	(0.21)
Return of capital	(0.00)‡	(0.00)‡	—	—	—

Total dividends and distributions	(0.26)	(0.30)	(0.32)	(0.29)	(0.21)

Net asset value at end of period	$8.65	$8.90	$8.81	$8.72	$9.27

Total investment return (b)	0.16%	4.54%	4.84%	(2.81%)	0.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.67%	2.63%	3.97%	3.87%	3.78%††
Net expenses (c)	1.14%	1.11%	1.12%	1.06%	1.08%††
Expenses (including short sales) (c)	1.34%	1.23%	1.28%	1.11%	1.14%††
Short sale expenses	0.20%	0.12%	0.16%	0.05%	0.06%††
Portfolio turnover rate	22%	41%	15%	22%	19%
Net assets at end of period (in 000’s)	$6,657	$773	$662	$112	$336

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

30	MainStay MacKay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 29, 2016** through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$8.90	$8.81	$8.20

Net investment income (loss) (a)	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	(0.23)	0.16	0.86
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	(0.00)‡	(0.27)

Total from investment operations	(0.01)	0.37	0.80

Less dividends and distributions:
From net investment income	(0.24)	(0.28)	(0.19)
Return of capital	(0.00)‡	(0.00)‡	.—

Total dividends and distributions	(0.24)	(0.28)	(0.19)

Net asset value at end of period	$8.65	$8.90	$8.81

Total investment return (b)	(0.09%)	4.28%	9.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.36%	2.34%	3.32%††
Net expenses (c)	1.38%	1.36%	1.34%††
Expenses (including short sales) (c)	1.60%	1.48%	1.50%††
Short sale expenses	0.22%	0.12%	0.16%
Portfolio turnover rate	22%	41%	15%
Net assets at end of period (in 000’s)	$190	$114	$32

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

Class R6	February 28, 2018** through October 31, 2018
Net asset value at beginning of period	$8.83

Net investment income (loss) (a)	0.19
Net realized and unrealized gain (loss) on investments	(0.15)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01

Total from investment operations	0.05

Less dividends:
From net investment income	(0.22)
Return of capital	(0.00)‡

Total dividends and distributions	(0.22)

Net asset value at end of period	$8.66

Total investment return (b)	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.18%††
Net expenses (excluding short sale expenses) (c)	0.62%††
Expenses (before waiver/reimbursement) (c)	0.85%††
Short sale expenses	0.23%
Portfolio turnover rate	22%
Net assets at end of period (in 000’s)	$52,504

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Unconstrained Bond Fund (formerly known as MainStay Unconstrained Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently offers nine classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 28, 2014. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares purchased that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its

Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

32	MainStay MacKay Unconstrained Bond Fund

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Equity securities and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each

33

Notes to Financial Statements (continued)

valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or

34	MainStay MacKay Unconstrained Bond Fund

instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based

35

Notes to Financial Statements (continued)

on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2018, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse

36	MainStay MacKay Unconstrained Bond Fund

may be greater than the margin the Fund would be required to post in an uncleared transaction. As of October 31, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps:  An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Fund will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps:  The Fund may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Fund include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2018, open foreign currency forward contracts are shown in the Portfolio of Investments.

37

Notes to Financial Statements (continued)

(M)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses— at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2018, the Fund did not hold any rights or warrants.

(O)  Securities Sold Short.  During the year ended October 31, 2018, the Fund engaged in sales of securities it did not own (“short sales”) as part of its investment strategies. When the Fund enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(Q)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(R)  Debt and Foreign Securities Risk.  The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds’’), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of

38	MainStay MacKay Unconstrained Bond Fund

the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$—	$803,689	$803,689
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	—	5,175,152	5,175,152
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	931,011	—	—	931,011

Total Fair Value		$931,011	$—	$5,978,841	$6,909,852

39

Notes to Financial Statements (continued)

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$—	$(339,691)	$(339,691)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	(88,088)	—	(88,088)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(79,300)	—	—	(79,300)

Total Fair Value		$(79,300)	$(88,088)	$(339,691)	$(507,079)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$10,333,129	$10,333,129
Swap Contracts	Net realized gain (loss) on swap transactions	—	(168,650)	6,706,349	6,537,699
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	559,290	—	—	559,290

Total Realized Gain (Loss)		$559,290	$(168,650)	$17,039,478	$17,430,118

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(1,760,785)	$(1,760,785)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(38,361)	194,131	155,770
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	1,054,807	—	—	1,054,807

Total Change in Unrealized Appreciation (Depreciation)		$1,054,807	$(38,361)	$(1,566,654)	$(550,208)

Average Notional Amount

	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$—	$75,211,003	$75,211,003
Futures Contracts Short	$—	$—	$(666,024,460)	$(666,024,460)
Swap Contracts Long	$—	$7,000,000	$937,333,333	$944,333,333
Forward Contracts Long	$11,649,741	$—	$—	$11,649,741
Forward Contracts Short	$(38,005,842)	$—	$—	$(38,005,842)

40	MainStay MacKay Unconstrained Bond Fund

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate was 0.57%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $7,224,495.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is

responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$2,253
Class R3	126

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $32,990 and $6,973, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $12,160, $5, $22,546 and $5,229, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has

41

Notes to Financial Statements (continued)

entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$446,486
Investor Class	39,817
Class B	25,002
Class C	280,980
Class I	1,338,371
Class R2	3,946
Class R3	216

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$131,259	$(115,868)	$—	$—	$15,391	$186	$—	15,391

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$28,528	15.0%
Class R6	25,062	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,172,637,217	$4,042,674	$(24,418,302)	$(20,375,628)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(175,122,155)	$(249,553)	$(20,384,404)	$(195,756,112)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, mark to market of foreign forward contracts, swap adjustment, and straddle adjustments. The other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $175,122,155 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$21,994	$153,128

The Fund utilized $6,997,923 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$39,135,981	$48,450,079
Return of Capital	594,228	711,487
Total	$39,730,209	$49,161,566

42	MainStay MacKay Unconstrained Bond Fund

Note 5–Restricted Securities

As of October 31, 2018, the Fund held the following restricted securitiy:

Security	Date(s) of Acquisition	Shares	Cost	10/31/18 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	22	$—	$13,625	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $1,098 and $-, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $267,970 and $356,776, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	5,509,621	$48,680,334
Shares issued to shareholders in reinvestment of dividends and distributions	858,927	7,531,280
Shares redeemed	(14,910,548)	(131,326,039)

Net increase (decrease) in shares outstanding before conversion	(8,542,000)	(75,114,425)
Shares converted into Class A (See Note 1)	195,861	1,723,819
Shares converted from Class A (See Note 1)	(105,230)	(923,908)

Net increase (decrease)	(8,451,369)	$(74,314,514)

Year ended October 31, 2017:
Shares sold	6,504,414	$57,344,117
Shares issued to shareholders in reinvestment of dividends and distributions	1,221,667	10,741,115
Shares redeemed	(15,623,261)	(137,648,462)

Net increase (decrease) in shares outstanding before conversion	(7,897,180)	(69,563,230)
Shares converted into Class A (See Note 1)	1,319,822	11,709,691
Shares converted from Class A (See Note 1)	(6,335,574)	(55,695,953)

Net increase (decrease)	(12,912,932)	$(113,549,492)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	219,598	$1,946,265
Shares issued to shareholders in reinvestment of dividends and distributions	70,481	622,644
Shares redeemed	(385,811)	(3,420,155)

Net increase (decrease) in shares outstanding before conversion	(95,732)	(851,246)
Shares converted into Investor Class (See Note 1)	151,447	1,339,805
Shares converted from Investor Class (See Note 1)	(166,900)	(1,481,104)

Net increase (decrease)	(111,185)	$(992,545)

Year ended October 31, 2017:
Shares sold	371,571	$3,304,500
Shares issued to shareholders in reinvestment of dividends and distributions	115,291	1,021,772
Shares redeemed	(504,774)	(4,488,274)

Net increase (decrease) in shares outstanding before conversion	(17,912)	(162,002)
Shares converted into Investor Class (See Note 1)	184,584	1,641,307
Shares converted from Investor Class (See Note 1)	(1,299,121)	(11,617,639)

Net increase (decrease)	(1,132,449)	$(10,138,334)

43

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	23,856	$209,256
Shares issued to shareholders in reinvestment of dividends and distributions	29,552	257,829
Shares redeemed	(406,416)	(3,552,951)

Net increase (decrease) in shares outstanding before conversion	(353,008)	(3,085,866)
Shares converted from Class B (See Note 1)	(86,222)	(752,724)

Net increase (decrease)	(439,230)	$(3,838,590)

Year ended October 31, 2017:
Shares sold	89,558	$783,183
Shares issued to shareholders in reinvestment of dividends and distributions	45,171	395,036
Shares redeemed	(421,641)	(3,700,114)

Net increase (decrease) in shares outstanding before conversion	(286,912)	(2,521,895)
Shares converted from Class B (See Note 1)	(83,048)	(728,689)

Net increase (decrease)	(369,960)	$(3,250,584)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	928,440	$8,151,489
Shares issued to shareholders in reinvestment of dividends and distributions	340,824	2,969,821
Shares redeemed	(5,286,485)	(46,214,058)

Net increase (decrease) in shares outstanding before conversion	(4,017,221)	(35,092,748)
Shares converted from Class C (See Note 1)	(6,738)	(59,487)

Net increase (decrease)	(4,023,959)	$(35,152,235)

Year ended October 31, 2017:
Shares sold	1,690,444	$14,793,719
Shares issued to shareholders in reinvestment of dividends and distributions	510,867	4,464,460
Shares redeemed	(8,433,451)	(73,920,932)

Net increase (decrease) in shares outstanding before conversion	(6,232,140)	(54,662,753)
Shares converted from Class C (See Note 1)	(1,494)	(13,173)

Net increase (decrease)	(6,233,634)	$(54,675,926)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	28,233,057	$248,668,294
Shares issued to shareholders in reinvestment of dividends and distributions	2,652,195	23,274,868
Shares redeemed	(36,010,371)	(316,679,041)

Net increase (decrease) in shares outstanding before conversion	(5,125,119)	(44,735,879)
Shares converted into Class I (See Note 1)	17,412	153,599
Shares converted from Class I (See Note 1)	(6,069,494)	(53,593,632)

Net increase (decrease)	(11,177,201)	$(98,175,912)

Year ended October 31, 2017:
Shares sold	29,685,612	$262,008,540
Shares issued to shareholders in reinvestment of dividends and distributions	3,015,175	26,571,767
Shares redeemed	(28,317,188)	(250,279,904)

Net increase (decrease) in shares outstanding before conversion	4,383,599	38,300,403
Shares converted into Class I (See Note 1)	6,216,130	54,704,456

Net increase (decrease)	10,599,729	$93,004,859

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	707,801	$6,174,706
Shares issued to shareholders in reinvestment of dividends and distributions	8,998	78,427
Shares redeemed	(33,711)	(294,004)

Net increase (decrease)	683,088	$5,959,129

Year ended October 31, 2017:
Shares sold	19,091	$168,608
Shares issued to shareholders in reinvestment of dividends and distributions	2,637	23,210
Shares redeemed	(10,063)	(88,228)

Net increase (decrease)	11,665	$103,590

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	12,227	$106,756
Shares issued to shareholders in reinvestment of dividends and distributions	373	3,270
Shares redeemed	(3,427)	(29,943)

Net increase (decrease)	9,173	$80,083

Year ended October 31, 2017:
Shares sold	10,579	$93,273
Shares issued to shareholders in reinvestment of dividends and distributions	291	2,564
Shares redeemed	(1,643)	(14,474)

Net increase (decrease)	9,227	$81,363

44	MainStay MacKay Unconstrained Bond Fund

Class R6	Shares	Amount
Period ended October 31, 2018:
Shares sold	372,589	$3,263,845
Shares issued to shareholders in reinvestment of dividends and distributions	153,553	1,340,249
Shares redeemed	(532,263)	(4,645,447)

Net increase (decrease) in shares outstanding before conversion	(6,121)	(41,353)
Shares converted into Class R6 (See Note 1)	6,069,494	53,593,632

Net increase (decrease)	6,063,373	$53,552,279

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Unconstrained Bond Fund (formerly, MainStay Unconstrained Bond Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

46	MainStay MacKay Unconstrained Bond Fund

Federal Income Tax Information

(Unaudited)

For the fiscal year ended October 31, 2018, the Fund designated approximately $71,497 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay MacKay Unconstrained Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

49

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

50	MainStay MacKay Unconstrained Bond Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717044 MS293-18	MSUB11-12/18 (NYLIM) NL217

MainStay MacKay Government Fund (Formerly known as MainStay Government Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–6.92 –2.54%	–0.13 0.80%	2.02 2.49%	1.00 1.00%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.10 –2.72	–0.40 0.53	1.81 2.28	1.30 1.30
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–8.22 –3.46	–0.60 –0.23	1.51 1.51	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–4.42 –3.46	–0.23 –0.23	1.51 1.51	2.05 2.05
Class I Shares	No Sales Charge		1/2/2004	–2.26	1.06	2.77	0.75

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[4]	–1.92%	1.15%	2.64%
Morningstar Intermediate Government Category Average[5]	–2.00	1.02	2.84

4.

The Bloomberg Barclays U.S. Government Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$994.40	$5.03	$1,020.16	$5.09	1.00%

Investor Class Shares	$1,000.00	$994.10	$6.63	$1,018.55	$6.72	1.32%

Class B Shares	$1,000.00	$990.30	$10.38	$1,014.77	$10.51	2.07%

Class C Shares	$1,000.00	$989.10	$10.38	$1,014.77	$10.51	2.07%

Class I Shares	$1,000.00	$995.70	$3.77	$1,021.43	$3.82	0.75%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.375%, due 4/30/20

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 11/1/41

3.	Tennessee Valley Authority, 4.65%, due 6/15/35

4.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41

5.	United States Treasury Notes, 1.75%, due 9/30/22
6.	United States Treasury Notes, 2.875%, due 10/31/20
7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 7/1/41

8.	United States Treasury Notes, 2.75%, due 4/30/23

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 2/1/41

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8	MainStay MacKay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA,1 Steven H. Rich, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Government Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Government Fund returned –2.26%, underperforming the –1.92% return of the Fund’s primary benchmark, the Bloomberg Barclays U.S. Government Bond Index. Over the same period, Class I shares underperformed the –2.00% return of the Morningstar Intermediate Government Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The four factors of duration,3 yield-curve4 posture, sector weighting and issue selection explain the Fund’s relative performance. Duration posture and yield advantage were the principal performance tailwinds relative to peers, while sector-weighting proved a relative headwind. Low turnover advantaged the Fund relative to peers by limiting transaction costs. We also preserved yield by avoiding large cash balances.

Duration and Yield-Curve Posture

U.S. Treasury yields rose across the yield curve, though less so in longer maturities. Higher rates in the short end of the yield curve were the market’s response to two effects: the policy committee of the Federal Reserve raising its federal funds target rate four times to forestall an overheated economy, and ballooning U.S. Treasury issuance funding the budget deficit. More modest increases in the long end reflect restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity.

Against this backdrop, the Fund was less sensitive to changes in U.S. Treasury yields than the benchmark and longer-duration peers, because of its shorter duration. In turn, duration-posture advantaged the Fund. As the spread5 between the 2- and 30-year benchmark yields on the Treasury curve narrowed, the flatter curve benefited peer funds of comparable duration who were barbelled between the short and long ends of the yield curve and the hurt the Fund’s performance relative Bloomberg Barclays U.S. Government Bond Index.

Sector Weighting

Agency mortgage passthroughs6 are the largest class of securities in the Fund. Our commitment to agency mortgage passthroughs imparts a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. This benefit was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. The Federal Reserve slowed the pace at which it reinvested principal runoff from its sizeable mortgage position, leaving a temporary imbalance between supply and demand. The lengthening of mortgage durations as U.S. Treasury yields rose also weighed on investor sentiment. The Bloomberg Barclays U.S. Government Bond Index, which holds no mortgage-backed securities, and peers with less exposure to the mortgage sector would have been advantaged relative to the Fund. This positioning detracted from the Fund’s relative performance during the reporting period.

The Fund’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and the Federal Home Loan Mortgage Corporation (FHLMC). Relative to peers, the Fund may be underweight Ginnie Mae issues. On the period’s outperformance of Fannie Mae and FHLMC issues, the Fund benefited relative to peers with larger Ginnie Mae commitments. Investors were unnerved by elevated prepayment speeds on Ginnie Mae securities, suggesting mortgage services might be churning their Ginnie Mae loan books. Faster prepayment rates hampered the returns of Ginnie Mae mortgage-backed securities because the majority of the Ginnie Mae universe was priced above par for the period and prepayments return principal to investors at par.

Ginnie Mae took steps in the spring of 2018 to reduce churn by ensuring borrowers are approached only when refinancing is of material benefit. By slowing the pace at which Ginnie Mae borrowers refinance, this policy initiative improved the prospects for the Ginnie Mae sector and, as a result, Ginnie Mae outperformed Fannie Mae and FHLMC issues in the second half of the period. The Fund would have lagged peers with higher Ginnie Mae exposure in this time frame.

1	Louis Cohen will serve as a portfolio manager of the Fund until on or about December 31, 2018.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

6.

Mortgage passthrough securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.

9

Issue Selection

Our willingness to emphasize 30-year loan terms over shorter (15- and 20-year) loan terms, had mixed results relative to peers and detracted from performance relative to the Bloomberg Barclays U.S. Government Bond Index. More sensitive to a flatter U.S. Treasury yield curve (due to their wider cash-flow windows as the long loan term expands the window over which borrowers may prepay), 30-year loan terms tend to outperform. However, when the flatter curve coincides with rising Treasury yields, the benefits of the wider-window cash flows can be offset by the longer duration of the 30-year loans.

We also favored seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage passthroughs collateralized by loans with these characteristics often have more stable cash-flow profiles. As higher mortgage rates moderated refinanceability and higher Treasury rates pressured security prices, the return impact of prepayments was not as extreme as in prior periods. This dynamic led the market to recalibrate the worth of cash-flow stability, causing payups for seasoning and loan balance to decline.

Due to scarcity value and their shorter duration, higher-coupon mortgage passthroughs performed best within our residential mortgage-backed holdings.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Government Fund was renamed MainStay MacKay Government Fund. For more information on this change, please refer to the supplement dated December 15, 2017. Effective October 18, 2018, Stephen Cianci and Neil Moriarty were added as portfolio managers of the Fund. For more information on this change, refer to the supplement dated October 18, 2018.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration contracted from 4.6 to 4.45 years during the period, while the benchmark’s duration shortened from 5.9 to 5.8 years. We maintained the Fund’s duration shorter than the benchmark to buffer the Fund against higher U.S. Treasury yields. The 0.15-year contraction of the Fund’s duration is explained by our swapping mortgage-backed securities into Treasury notes of shorter duration.

What were some of the Fund’s largest purchases and sales during the reporting period?

As U.S. Treasury yields on the short end of the curve became more attractive in the latter third of the period, we rotated one-quarter of our agency mortgage passthroughs into Treasury securities of shorter duration. The trade better diversified the Fund’s holdings and also enabled us to shorten the Fund’s duration.

How did the Fund’s sector weightings change during the reporting period?

Aside from the rotation trade outlined above, weightings remained stable during the period.

How was the Fund positioned at the end of the reporting period?

Relative to the Bloomberg Barclays U.S. Government Bond Index, MainStay MacKay Government Fund ended the period underweight U.S. Treasury securities, and overweight agency mortgage passthroughs and agency debentures. The Fund also holds modest overweights in asset-backed securities and commercial mortgage-backed securities; collectively, the non-government exposure is roughly 5% of net assets. The Fund ended the period with approximately 5% of net assets in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Government Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 95.2%† Asset-Backed Securities 1.3%
Other Asset-Backed Securities 0.3%
Small Business Administration Participation Certificates Series 2015-20G, Class 1 2.88%, due 7/1/35	$261,636	$255,184

Utilities 1.0%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	1,008,883	1,045,866

Total Asset-Backed Securities (Cost $1,281,403)		1,301,050

Corporate Bonds 1.0%
Electric 1.0%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,100,000	1,010,218

Total Corporate Bonds (Cost $1,099,959)		1,010,218

Mortgage-Backed Securities 2.4%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	1,055,000	1,007,310
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	592,986	614,465

		1,621,775

Residential Mortgages (Collateralized Mortgage Obligations) 0.9%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.31%, due 8/25/36 (b)	126,662	117,714
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.13% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(c)(d)(e)(f)	875,704	816,243

		933,957

Total Mortgage-Backed Securities (Cost $2,651,295)		2,555,732

	Principal Amount	Value
U.S. Government & Federal Agencies 90.5%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡ (g)
Series 360, Class 2, IO 5.00%, due 8/25/35	$127,294	$28,806
Series 361, Class 2, IO 6.00%, due 10/25/35	26,372	6,419

		35,225

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 16.7%
2.50%, due 8/1/46	1,080,844	988,897
3.50%, due 4/1/42	694,401	682,124
3.50%, due 5/1/42	538,000	528,516
3.50%, due 8/1/43	758,878	745,228
3.624% (1 Year Treasury Constant Maturity Rate + 2.25%), due 2/1/37 (c)	26,712	28,101
3.673% (12 Month LIBOR + 1.625%), due 3/1/35 (c)	19,389	20,197
4.00%, due 8/1/39	172,321	173,063
4.00%, due 12/1/40	89,703	90,508
4.00%, due 2/1/41	1,041,289	1,050,644
4.00%, due 4/1/41	333,475	336,468
4.00%, due 11/1/41	7,350,000	7,416,174
4.00%, due 11/1/43	160,721	161,422
4.00%, due 8/1/44	1,831,624	1,848,038
4.00%, due 3/1/46	840,604	842,194
4.349% (1 Year Treasury Constant Maturity Rate + 2.25%), due 6/1/35 (c)	75,807	79,820
4.50%, due 3/1/41	417,518	432,315
4.50%, due 8/1/41	644,875	668,236
5.00%, due 6/1/33	263,564	278,954
5.00%, due 8/1/33	219,508	232,362
5.00%, due 5/1/36	236,505	250,154
5.00%, due 10/1/39	564,516	597,860
6.50%, due 4/1/37	53,250	59,235

		17,510,510

Federal National Mortgage Association (Mortgage Pass-Through Securities) 29.0%
2.50%, due 2/1/43	710,910	653,316
3.00%, due 10/1/32	652,859	634,565
3.00%, due 9/1/46	2,094,805	1,978,498
3.00%, due 10/1/46	1,635,015	1,544,131
3.00%, due 2/1/57	899,917	843,209
3.50%, due 7/1/43	365,581	359,144
3.928% (6 Month LIBOR + 1.545%), due 11/1/34 (c)	63,243	65,247
3.965% (12 Month LIBOR + 1.576%), due 4/1/34 (c)	155,165	163,891
4.00%, due 8/1/38	1,045,133	1,058,331
4.00%, due 2/1/41	553,760	558,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/1/43	$1,892,040	$1,919,844
4.00%, due 1/1/46	310,000	312,268
4.50%, due 6/1/39	430,105	445,419
4.50%, due 12/1/40	1,312,202	1,359,389
4.50%, due 2/1/41	3,094,621	3,213,098
4.50%, due 4/1/41	4,711,422	4,902,175
4.50%, due 8/1/42	530,000	549,499
4.50%, due 12/1/43	305,535	314,636
5.00%, due 3/1/40	675,152	713,979
5.00%, due 2/1/41	1,463,137	1,553,197
5.00%, due 10/1/41	1,406,817	1,487,756
5.50%, due 7/1/41	4,180,000	4,486,294
6.00%, due 11/1/32	143,337	156,495
6.00%, due 1/1/33	100,684	109,679
6.00%, due 3/1/33	97,738	104,978
6.00%, due 9/1/34	37,642	40,653
6.00%, due 9/1/35	367,462	404,637
6.00%, due 10/1/35	170,110	187,032
6.00%, due 6/1/36	92,458	100,653
6.00%, due 11/1/36	152,412	164,512
6.00%, due 4/1/37	17,659	18,288
6.50%, due 10/1/31	85,118	93,721
6.50%, due 2/1/37	22,541	24,546

		30,521,380

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.9%
3.00%, due 6/20/46	703,657	667,204
3.50%, due 12/20/46	1,386,890	1,364,298
4.00%, due 7/15/39	248,075	249,758
4.00%, due 9/20/40	1,097,692	1,112,438
4.00%, due 11/20/40	207,029	209,828
4.00%, due 1/15/41	1,147,192	1,162,066
4.00%, due 10/15/41	2,776,107	2,815,448
4.00%, due 6/20/47	900,260	896,691
4.50%, due 5/20/40	1,011,747	1,052,651
5.00%, due 2/20/41	243,768	257,541
6.00%, due 8/15/32	220,938	239,822
6.00%, due 12/15/32	89,602	95,979
6.50%, due 8/15/28	81,463	88,833
6.50%, due 4/15/31	216,504	240,597

		10,453,154

Overseas Private Investment Corporation 1.5%
Overseas Private Investment Corporation 5.142%, due 12/15/23	1,526,144	1,599,899

Tennessee Valley Authority 5.9%
Tennessee Valley Authority 4.65%, due 6/15/35	5,605,000	6,151,061

	Principal Amount	Value
United States Treasury Notes 27.5%
1.75%, due 9/30/22	$5,000,000	$4,775,000
2.25%, due 11/15/24	2,160,000	2,065,078
2.375%, due 4/30/20	10,000,000	9,932,812
2.625%, due 7/31/20	2,665,000	2,654,173
2.75%, due 4/30/23	4,200,000	4,160,133
2.75%, due 7/31/23	530,000	524,514
2.75%, due 8/31/23	250,000	247,471
2.875%, due 10/31/20	4,535,000	4,534,646

		28,893,827

Total U.S. Government & Federal Agencies (Cost $95,515,033)		95,165,056

Total Long-Term Bonds (Cost $100,547,690)		100,032,056

	Shares
Short-Term Investments 4.7%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 2.075% (h)	1,801,463	1,801,463

Total Affiliated Investment Company (Cost $1,801,463)		1,801,463

	Principal Amount
U.S. Governments 3.0% (i)
United States Treasury Bills
2.28%, due 1/10/19	$1,700,000	1,692,658
2.283%, due 1/10/19	1,500,000	1,493,521

Total U.S. Governments (Cost $3,186,071)		3,186,179

Total Short-Term Investments (Cost $4,987,534)		4,987,642

Total Investments (Cost $105,535,224)	99.9%	105,019,698
Other Assets, Less Liabilities	0.1	100,193
Net Assets	100.0%	$105,119,891

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2018.

12	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(c)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of the fair valued security was $816,243, which represented 0.8% of the Fund’s net assets.

(f)

Illiquid security—As of October 31, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $816,243, which represented 0.8% of the Fund’s net assets. (Unaudited)

(g)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)	Current yield as of October 31, 2018.

(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,301,050	$—	$1,301,050
Corporate Bonds	—	1,010,218	—	1,010,218
Mortgage-Backed Securities (b)	—	1,739,489	816,243	2,555,732
U.S. Government & Federal Agencies	—	95,165,056	—	95,165,056

Total Long-Term Bonds	—	99,215,813	816,243	100,032,056

Short-Term Investments
Affiliated Investment Company	1,801,463	—	—	1,801,463
U.S. Governments	—	3,186,179	—	3,186,179

Total Short-Term Investments	1,801,463	3,186,179	—	4,987,642

Total Investments in Securities	$1,801,463	$102,401,992	$816,243	$105,019,698

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $816,243 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$835,554	$558	$3,217	$81,246	$—	$(104,332)	$—	$—	$816,243	$71,146

Total	$835,554	$558	$3,217	$81,246	$—	$(104,332)	$—	$—	$816,243	$71,146

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

14	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $103,733,761)	$103,218,235
Investment in affiliated investment companies, at value (identified cost $1,801,463)	1,801,463
Receivables:
Dividends and interest	395,610
Fund shares sold	9,766
Investment securities sold	3,735
Other assets	30,704

Total assets	105,459,513

Liabilities
Payables:
Fund shares redeemed	184,554
Transfer agent (See Note 3)	43,483
Manager (See Note 3)	40,091
NYLIFE Distributors (See Note 3)	27,817
Shareholder communication	13,746
Custodian	5,459
Professional fees	4,948
Trustees	274
Accrued expenses	4,376
Dividend payable	14,874

Total liabilities	339,622

Net assets	$105,119,891

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$132,297
Additional paid-in capital	108,176,375

108,308,672
Total distributable earnings (loss)	(3,188,781)

Net assets	$105,119,891

Class A
Net assets applicable to outstanding shares	$68,269,232

Shares of beneficial interest outstanding	8,603,754

Net asset value per share outstanding	$7.93
Maximum sales charge (4.50% of offering price)	0.37

Maximum offering price per share outstanding	$8.30

Investor Class
Net assets applicable to outstanding shares	$21,011,565

Shares of beneficial interest outstanding	2,636,571

Net asset value per share outstanding	$7.97
Maximum sales charge (4.50% of offering price)	0.38

Maximum offering price per share outstanding	$8.35

Class B
Net assets applicable to outstanding shares	$3,224,330

Shares of beneficial interest outstanding	406,243

Net asset value and offering price per share outstanding	$7.94

Class C
Net assets applicable to outstanding shares	$7,611,647

Shares of beneficial interest outstanding	959,484

Net asset value and offering price per share outstanding	$7.93

Class I
Net assets applicable to outstanding shares	$5,003,117

Shares of beneficial interest outstanding	623,629

Net asset value and offering price per share outstanding	$8.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$3,791,483
Dividend distributions from affiliated investment companies	18,781
Other	381

Total income	3,810,645

Expenses
Manager (See Note 3)	575,965
Distribution/Service—Class A (See Note 3)	186,899
Distribution/Service—Investor Class (See Note 3)	56,306
Distribution/Service—Class B (See Note 3)	39,567
Distribution/Service—Class C (See Note 3)	79,940
Transfer agent (See Note 3)	268,302
Registration	79,914
Professional fees	67,007
Shareholder communication	31,182
Custodian	9,898
Trustees	2,531
Miscellaneous	11,484

Total expenses before waiver/reimbursement	1,408,995
Expense waiver/reimbursement from Manager (See Note 3)	(70,447)

Net expenses	1,338,548

Net investment income (loss)	2,472,097

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,466,663)
Net change in unrealized appreciation (depreciation) on investments	(4,072,054)

Net realized and unrealized gain (loss) on investments	(5,538,717)

Net increase (decrease) in net assets resulting from operations	$(3,066,620)

16	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,472,097	$2,683,030
Net realized gain (loss) on investments	(1,466,663)	(609,487)
Net change in unrealized appreciation (depreciation) on investments	(4,072,054)	(3,841,831)

Net increase (decrease) in net assets resulting from operations	(3,066,620)	(1,768,288)

Distributions to shareholders(1):
Class A	(1,745,008)
Investor Class	(451,882)
Class B	(49,618)
Class C	(101,506)
Class I	(152,092)

	(2,500,106)

Dividends to shareholders from net investment income:
Class A		(1,689,227)
Investor Class		(634,565)
Class B		(58,276)
Class C		(129,650)
Class I		(224,077)

		(2,735,795)

Total dividends and distributions to shareholders	(2,500,106)	(2,735,795)

Capital share transactions:
Net proceeds from sale of shares	5,392,265	27,812,690
Net asset value of shares issued to shareholders in reinvestment of dividends	2,316,879	2,523,795
Cost of shares redeemed	(25,167,407)	(71,575,286)

Increase (decrease) in net assets derived from capital share transactions	(17,458,263)	(41,238,801)

Net increase (decrease) in net assets	(23,024,989)	(45,742,884)

Net Assets
Beginning of year	128,144,880	173,887,764

End of year(2)	$105,119,891	$128,144,880

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $28,789 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$8.33	$8.56	$8.51		$8.63	$8.57

Net investment income (loss) (a)	0.19	0.17	0.17		0.20	0.21
Net realized and unrealized gain (loss) on investments	(0.40)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	(0.21)	(0.05)	0.22		0.10	0.29

Less dividends and distributions:
From net investment income	(0.19)	(0.18)	(0.17)		(0.20)	(0.21)
From net realized gain on investments	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.19)	(0.18)	(0.17)		(0.22)	(0.23)

Net asset value at end of year	$7.93	$8.33	$8.56		$8.51	$8.63

Total investment return (b)	(2.54%)	(0.60%)	2.60%		1.17%	3.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.07%	1.99	%(c)	2.38%	2.47%
Net expenses (d)	1.00%	1.00%	0.98	%(e)	1.00%	0.98%
Expenses (before waiver/reimbursement) (d)	1.04%	1.00%	0.99%		1.00%	0.98%
Portfolio turnover rate (f)	58%	20%	41%		13%	14%
Net assets at end of year (in 000’s)	$68,269	$82,828	$93,242		$90,119	$100,212

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$8.36	$8.59	$8.54		$8.66	$8.60

Net investment income (loss) (a)	0.16	0.15	0.15		0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.39)	(0.23)	0.05		(0.10)	0.08

Total from investment operations	(0.23)	(0.08)	0.20		0.08	0.27

Less dividends and distributions:
From net investment income	(0.16)	(0.15)	(0.15)		(0.18)	(0.19)
From net realized gain on investments	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.16)	(0.15)	(0.15)		(0.20)	(0.21)

Net asset value at end of year	$7.97	$8.36	$8.59		$8.54	$8.66

Total investment return (b)	(2.72%)	(0.91%)	2.34%		0.88%	3.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	1.77%	1.74	%(c)	2.11%	2.19%
Net expenses (d)	1.33%	1.30%	1.23	%(e)	1.28%	1.26%
Expenses (before waiver/reimbursement) (d)	1.44%	1.30%	1.24%		1.28%	1.26%
Portfolio turnover rate (f)	58%	20%	41%		13%	14%
Net assets at end of year (in 000’s)	$21,012	$24,187	$40,094		$42,444	$45,947

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.73%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.24%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

18	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016		2015	2014
Net asset value at beginning of year	$8.33	$8.56	$8.51		$8.63	$8.57

Net investment income (loss) (a)	0.10	0.08	0.08		0.12	0.12
Net realized and unrealized gain (loss) on investments	(0.39)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	(0.29)	(0.14)	0.13		0.02	0.20

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.08)		(0.12)	(0.12)
From net realized gain on investments	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.10)	(0.09)	(0.08)		(0.14)	(0.14)

Net asset value at end of year	$7.94	$8.33	$8.56		$8.51	$8.63

Total investment return (b)	(3.46%)	(1.66%)	1.59%		0.14%	2.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.01%	0.99	%(c)	1.35%	1.44%
Net expenses (d)	2.08%	2.05%	1.98	%(e)	2.03%	2.01%
Expenses (before waiver/reimbursement) (d)	2.19%	2.05%	1.99%		2.03%	2.01%
Portfolio turnover rate (f)	58%	20%	41%		13%	14%
Net assets at end of year (in 000’s)	$3,224	$4,730	$7,154		$8,363	$10,550

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$8.32	$8.55	$8.50		$8.62	$8.56

Net investment income (loss) (a)	0.10	0.08	0.08		0.12	0.12
Net realized and unrealized gain (loss) on investments	(0.39)	(0.22)	0.05		(0.10)	0.08

Total from investment operations	(0.29)	(0.14)	0.13		0.02	0.20

Less dividends and distributions:
From net investment income	(0.10)	(0.09)	(0.08)		(0.12)	(0.12)
From net realized gain on investments	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.10)	(0.09)	(0.08)		(0.14)	(0.14)

Net asset value at end of year	$7.93	$8.32	$8.55		$8.50	$8.62

Total investment return (b)	(3.46%)	(1.66%)	1.59%		0.14%	2.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.00%	0.99	%(c)	1.34%	1.44%
Net expenses (d)	2.08%	2.05%	1.98	%(e)	2.03%	2.01%
Expenses (before waiver/reimbursement) (d)	2.19%	2.05%	1.99%		2.03%	2.01%
Portfolio turnover rate (f)	58%	20%	41%		13%	14%
Net assets at end of year (in 000’s)	$7,612	$9,472	$19,338		$17,073	$11,226

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.98%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.99%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$8.42	$8.64	$8.59		$8.71	$8.65

Net investment income (loss) (a)	0.21	0.20	0.19		0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.40)	(0.22)	0.05		(0.09)	0.09

Total from investment operations	(0.19)	(0.02)	0.24		0.13	0.32

Less dividends and distributions:
From net investment income	(0.21)	(0.20)	(0.19)		(0.23)	(0.24)
From net realized gain on investments	—	—	—		(0.02)	(0.02)

Total dividends and distributions	(0.21)	(0.20)	(0.19)		(0.25)	(0.26)

Net asset value at end of year	$8.02	$8.42	$8.64		$8.59	$8.71

Total investment return (b)	(2.26%)	(0.23%)	2.83%		1.41%	3.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	2.33%	2.16	%(c)	2.57%	2.70%
Net expenses (d)	0.75%	0.75%	0.73	%(e)	0.75%	0.73%
Expenses (before waiver/reimbursement) (d)	0.79%	0.75%	0.74%		0.75%	0.73%
Portfolio turnover rate (f)	58%	20%	41%		13%	14%
Net assets at end of year (in 000’s)	$5,003	$6,926	$14,061		$4,492	$10,020

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.15%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.74%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 52%, 6% and 16% for the years ended October 31, 2018, 2017 and 2016, respectively.

20	MainStay MacKay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Government Fund (formerly known as MainStay Government Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Investor Class shares commenced operations on February 28, 2008. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to

21

Notes to Financial Statements (continued)

oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker / dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, a security that was fair valued in such a manner is shown in the Portfolio of Investments.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of

22	MainStay MacKay Government Fund

convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the

Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

23

Notes to Financial Statements (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are “to be announced,” therefore, the Fund accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(J)  Government Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates

24	MainStay MacKay Government Fund

fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 1.00% of its average daily net assets.

New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $575,965 and waived fees/reimbursed expenses in the amount of $70,447.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $2,846 and $2,567, respectively.

25

Notes to Financial Statements (continued)

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $19, $4,384 and $190, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$85,537
Investor Class	114,954
Class B	20,199
Class C	40,802
Class I	6,810

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$51,434	$(49,633)	$—	$—	$1,801	$19	$—	1,801

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$105,535,224	$1,040,496	$(1,556,022)	$(515,526)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,025	$(2,664,406)	$(14,874)	$(515,526)	$(3,188,781)

Other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $2,664,406 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$845	$1,819

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$2,500,106	$2,735,795

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

26	MainStay MacKay Government Fund

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $65,693 and $85,670, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $0 and $475, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	207,443	$1,680,510
Shares issued to shareholders in reinvestment of dividends and distributions	198,448	1,609,156
Shares redeemed	(1,828,879)	(14,888,704)

Net increase (decrease) in shares outstanding before conversion	(1,422,988)	(11,599,038)
Shares converted into Class A (See Note 1)	138,473	1,123,106
Shares converted from Class A (See Note 1)	(58,839)	(475,124)

Net increase (decrease)	(1,343,354)	$(10,951,056)

Year ended October 31, 2017:
Shares sold	442,066	$3,696,298
Shares issued to shareholders in reinvestment of dividends and distributions	185,394	1,545,806
Shares redeemed	(3,049,836)	(25,436,408)

Net increase (decrease) in shares outstanding before conversion	(2,422,376)	(20,194,304)
Shares converted into Class A (See Note 1)	1,563,241	13,077,517
Shares converted from Class A (See Note 1)	(92,688)	(772,095)

Net increase (decrease)	(951,823)	$(7,888,882)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	82,740	$675,433
Shares issued to shareholders in reinvestment of dividends and distributions	53,673	437,016
Shares redeemed	(377,584)	(3,081,823)

Net increase (decrease) in shares outstanding before conversion	(241,171)	(1,969,374)
Shares converted into Investor Class (See Note 1)	96,421	783,567
Shares converted from Investor Class (See Note 1)	(111,225)	(906,001)

Net increase (decrease)	(255,975)	$(2,091,808)

Year ended October 31, 2017:
Shares sold	130,052	$1,093,794
Shares issued to shareholders in reinvestment of dividends and distributions	73,026	611,415
Shares redeemed	(607,500)	(5,096,604)

Net increase (decrease) in shares outstanding before conversion	(404,422)	(3,391,395)
Shares converted into Investor Class (See Note 1)	169,422	1,419,001
Shares converted from Investor Class (See Note 1)	(1,539,319)	(12,939,187)

Net increase (decrease)	(1,774,319)	$(14,911,581)

27

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	13,090	$106,303
Shares issued to shareholders in reinvestment of dividends and distributions	5,700	46,265
Shares redeemed	(115,760)	(941,872)

Net increase (decrease) in shares outstanding before conversion	(96,970)	(789,304)
Shares converted from Class B (See Note 1)	(64,751)	(525,548)

Net increase (decrease)	(161,721)	$(1,314,852)

Year ended October 31, 2017:
Shares sold	39,552	$330,200
Shares issued to shareholders in reinvestment of dividends and distributions	6,476	53,997
Shares redeemed	(212,714)	(1,777,702)

Net increase (decrease) in shares outstanding before conversion	(166,686)	(1,393,505)
Shares converted from Class B (See Note 1)	(101,530)	(847,690)

Net increase (decrease)	(268,216)	$(2,241,195)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	216,696	$1,741,803
Shares issued to shareholders in reinvestment of dividends and distributions	10,834	87,818
Shares redeemed	(405,938)	(3,300,912)

Net increase (decrease)	(178,408)	$(1,471,291)

Year ended October 31, 2017:
Shares sold	130,417	$1,087,194
Shares issued to shareholders in reinvestment of dividends and distributions	12,652	105,425
Shares redeemed	(1,266,564)	(10,556,654)

Net increase (decrease)	(1,123,495)	$(9,364,035)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	143,403	$1,188,216
Shares issued to shareholders in reinvestment of dividends and distributions	16,667	136,624
Shares redeemed	(359,405)	(2,954,096)

Net increase (decrease)	(199,335)	$(1,629,256)

Year ended October 31, 2017:
Shares sold	2,565,649	$21,605,204
Shares issued to shareholders in reinvestment of dividends and distributions	24,623	207,152
Shares redeemed	(3,402,111)	(28,707,918)

Net increase (decrease) in shares outstanding before conversion	(811,839)	(6,895,562)
Shares converted into Class I (See Note 1)	7,422	62,454

Net increase (decrease)	(804,417)	$(6,833,108)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

At meetings held on December 10-12, 2018, the Board of Trustees of The MainStay Funds considered and approved, among other related proposals: (i) changing the Fund’s name and modifying the Fund’s principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (ii) adding an expense limitation; and (iii) changing the Fund’s primary benchmark. These changes are expected to become effective on or about February 28, 2019.

28	MainStay MacKay Government Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Government Fund (formerly, MainStay Government Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $2,546 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

30	MainStay MacKay Government Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay MacKay Government Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

33

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay Government Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716016 MS293-18	MSG11-12/18 (NYLIM) NL211

MainStay MacKay High Yield Corporate Bond Fund

(Formerly known as MainStay High Yield Corporate Bond Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–3.27 1.29%	3.45 4.41%	8.63 9.13%	0.98 0.98%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.27 1.29	3.41 4.37	8.59 9.09	1.03 1.03
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–4.15 0.64	3.28 3.60	8.27 8.27	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–0.32 0.64	3.60 3.60	8.27 8.27	1.78 1.78
Class I Shares	No Sales Charge		1/2/2004	1.57	4.71	9.40	0.73
Class R1 Shares	No Sales Charge		6/29/2012	1.46	4.57	5.58	0.83
Class R2 Shares	No Sales Charge		5/1/2008	1.20	4.30	9.00	1.08
Class R3 Shares	No Sales Charge		2/29/2016	0.96	8.51	8.51	1.33
Class R6 Shares	No Sales Charge		6/17/2013	1.71	4.82	5.01	0.59

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. High Yield Constrained Index[4]	0.86%	4.69%	11.20%
Credit Suisse High Yield Index[5]	0.93	4.57	10.62
Morningstar High Yield Bond Category Average[6]	0.45	3.52	9.19

4.

The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Credit Suisse High Yield Index is the Fund’s secondary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.60	$5.01	$1,020.22	$5.04	0.99%

Investor Class Shares	$1,000.00	$1,008.50	$5.16	$1,020.06	$5.19	1.02%

Class B Shares	$1,000.00	$1,004.40	$8.94	$1,016.28	$9.00	1.77%

Class C Shares	$1,000.00	$1,004.40	$8.94	$1,016.28	$9.00	1.77%

Class I Shares	$1,000.00	$1,010.00	$3.75	$1,021.48	$3.77	0.74%

Class R1 Shares	$1,000.00	$1,009.40	$4.31	$1,020.92	$4.33	0.85%

Class R2 Shares	$1,000.00	$1,008.10	$5.52	$1,019.71	$5.55	1.09%

Class R3 Shares	$1,000.00	$1,006.90	$6.78	$1,018.45	$6.82	1.34%

Class R6 Shares	$1,000.00	$1,010.60	$2.94	$1,022.28	$2.96	0.58%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.00%–6.50%, due 4/15/22–2/1/28

2.	HCA, Inc., 4.25%–8.36%, due 10/15/19–11/6/33

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	Exide Technologies

5.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–2/1/28
6.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

7.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/28

8.	MSCI, Inc., 4.75%–5.75%, due 11/15/24–5/15/27

9.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

10.	MPLX, L.P., 4.875%–5.50%, due 2/15/23–6/1/25

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 1.57%, outperforming the 0.86% return of the Fund’s primary benchmark, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index, and the 0.93% return of the Fund’s secondary benchmark, the Credit Suisse High Yield Index. Over the same period, Class I shares also outperformed the 0.45% return of the Morningstar High Yield Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Treasury yields in the United States increased over the reporting period, with the 5-year U.S. Treasury rate ending the period at 2.97%, an increase of 96 basis points over the prior year. (A basis point is one one-hundredth of a percentage point.) The market environment continued to favor lower-quality credits and shorter-duration bonds. CCC-rated2 shorter-duration credits outperformed the broad market. CCC-rated credits were up 4.6% and short-duration high-yield bonds gained 2.9%, compared to the broader market gain of 0.9%. The Fund’s underweight allocation to the CCC segment of the market detracted from relative performance, however; the security selection within this group helped mitigate some of those returns. Strong relative performance came from the BB-rated3 bonds as the Fund’s underweight allocation and security selection added to returns.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay High Yield Corporate Bond Fund was renamed MainStay MacKay High Yield Corporate Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration4 strategy during the reporting period?

The Fund is not managed to a duration strategy, and the Fund’s duration positioning is the result of our bottom-up investment process. As of October 31, 2018, the Fund’s modified duration to worst5 was 3.64 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, security selection in the utility, capital goods and basic industry sectors were the strongest positive contributors to relative performance. (Contributions take weightings and total returns into account.) Credit selection in the retail and services sectors also contributed positively to relative performance. Security selection in the energy—exploration & production and health care sectors detracted from relative performance.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund purchased new issue bonds of T-Mobile. In our view, T-Mobile has strategically important assets, growing free cash flow with moderate leverage relative to its peers. The Fund also purchased the new issue bonds of Netflix. Netflix is a large strategic firm with a growing international subscriber base. The Fund reduced its exposure to the bonds of Avis Budget Group on relative value and concerns over increased leverage used for share repurchases.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to sector weightings. The Fund’s exposure to metals/mining and energy—exploration & production credits decreased. The Fund’s exposure increased in the leisure and telecom—wireless sectors.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s largest overweights were in the automotive, consumer goods and basic industry sectors. The Fund’s largest underweights were in the health care, energy, and technology & electronics sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

An obligation rated “CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

3.

An obligation rated “BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality. fluctuations due to embedded optionality. fluctuations due to embedded optionality.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 93.3%† Convertible Bonds 0.8%
Auto Parts & Equipment 0.7%
Exide Technologies (a)(b)(c)(d)(e)
7.00% (7.00% PIK), due 4/30/25	$85,685,966	$43,528,471
7.25% (7.25% PIK), due 4/30/25	20,701,373	21,032,595

		64,561,066

Media 0.1%
DISH Network Corp. 3.375%, due 8/15/26	8,410,000	7,513,914

Mining 0.0%‡
Aleris International, Inc. 6.00%, due 6/1/20 (b)(c)(d)(f)	11,797	11,029

Total Convertible Bonds (Cost $106,961,770)		72,086,009

Corporate Bonds 91.0%
Advertising 0.8%
Lamar Media Corp.
5.375%, due 1/15/24	5,515,000	5,521,894
5.75%, due 2/1/26	19,342,000	19,438,710
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	12,600,000	12,690,720
5.625%, due 2/15/24	28,906,000	28,953,695

		66,605,019

Aerospace & Defense 1.0%
BBA U.S. Holdings, Inc. 5.375%, due 5/1/26 (e)	4,105,000	4,058,819
KLX, Inc. 5.875%, due 12/1/22 (e)	21,990,000	22,649,700
TransDigm UK Holdings PLC 6.875%, due 5/15/26 (e)	5,000,000	4,987,500
TransDigm, Inc.
6.00%, due 7/15/22	6,935,000	6,969,675
6.50%, due 7/15/24	28,691,000	29,002,010
6.50%, due 5/15/25	5,000,000	4,981,250
Triumph Group, Inc. 7.75%, due 8/15/25	18,015,000	16,934,100

		89,583,054

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	17,560,000	17,625,850

Auto Manufacturers 1.5%
Allison Transmission, Inc. 5.00%, due 10/1/24 (e)	3,000,000	2,911,860
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	20,955,000	22,107,525

	Principal Amount	Value
Auto Manufacturers (continued)
Ford Holdings LLC
9.30%, due 3/1/30	$18,195,000	$21,913,192
9.375%, due 3/1/20	1,695,000	1,809,191
Ford Motor Co. 9.98%, due 2/15/47	980,000	1,294,935
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	18,880,000	19,446,400
McLaren Finance PLC 5.75%, due 8/1/22 (e)	25,035,000	23,658,075
Navistar International Corp. 6.625%, due 11/1/25 (e)	20,500,000	20,910,000
Wabash National Corp. 5.50%, due 10/1/25 (e)	20,509,000	18,458,100

		132,509,278

Auto Parts & Equipment 3.4%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	20,005,000	17,154,288
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	15,621,000	14,742,319
6.25%, due 3/15/26	10,950,000	10,347,750
6.50%, due 4/1/27	12,000,000	11,415,000
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	13,190,000	12,662,400
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	106,970,604	96,059,602
IHO Verwaltungs GmbH (a)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	28,735,000	27,872,950
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	25,555,000	23,798,094
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	22,435,000	20,191,500
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	24,020,000	24,440,997
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	24,030,000	23,729,625
Tenneco, Inc. 5.00%, due 7/15/26	9,446,000	7,840,180
Titan International, Inc. 6.50%, due 11/30/23	5,370,000	5,007,525

		295,262,230

Banks 0.3%
Freedom Mortgage Corp. 8.125%, due 11/15/24 (e)	10,000,000	9,250,000
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	14,750,000	14,528,750

		23,778,750

10	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 1.3%
BMC East LLC 5.50%, due 10/1/24 (e)	$3,000,000	$2,812,500
Gibraltar Industries, Inc. 6.25%, due 2/1/21	11,600,000	11,629,000
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	10,700,000	9,937,625
5.00%, due 1/15/28	17,000,000	15,427,500
Masonite International Corp. 5.75%, due 9/15/26 (e)	10,000,000	9,500,000
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	7,000,000	6,265,000
6.125%, due 7/15/23	35,515,000	34,360,762
8.50%, due 4/15/22	17,520,000	18,483,600

		108,415,987

Chemicals 1.7%
Blue Cube Spinco LLC
9.75%, due 10/15/23	33,610,000	37,391,125
10.00%, due 10/15/25	26,425,000	29,926,312
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	21,525,000	21,847,875
NOVA Chemicals Corp. 4.875%, due 6/1/24 (e)	15,000,000	13,781,250
Olin Corp. 5.50%, due 8/15/22	19,094,000	19,189,470
PolyOne Corp. 5.25%, due 3/15/23	29,754,000	29,754,000

		151,890,032

Commercial Services 4.6%
Ashtead Capital, Inc. (e)
4.375%, due 8/15/27	6,010,000	5,527,397
5.25%, due 8/1/26	6,000,000	5,904,600
5.625%, due 10/1/24	18,785,000	19,254,625
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. (g)
5.50%, due 4/1/23	11,000,000	10,697,500
6.375%, due 4/1/24 (e)	8,205,000	7,835,775
Cimpress N.V. 7.00%, due 6/15/26 (e)	14,200,000	14,182,250
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	28,010,000	23,248,300
Gartner, Inc. 5.125%, due 4/1/25 (e)	33,981,000	33,726,142
Graham Holdings Co. 5.75%, due 6/1/26 (e)	28,200,000	28,411,500

	Principal Amount	Value
Commercial Services (continued)
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	$10,000,000	$9,899,800
5.00%, due 11/1/22	60,020,000	61,268,416
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	14,976,000	14,971,507
Laureate Education, Inc. 8.25%, due 5/1/25 (e)	5,015,000	5,353,513
Matthews International Corp. 5.25%, due 12/1/25 (e)	10,000,000	9,375,000
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	28,027,000	27,247,569
5.50%, due 10/1/21	6,850,000	6,884,250
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	13,715,000	13,680,713
5.00%, due 4/15/22 (e)	60,935,000	59,335,456
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	14,270,000	14,055,950
United Rentals North America, Inc.
4.625%, due 7/15/23	10,600,000	10,507,250
4.875%, due 1/15/28	12,000,000	10,811,400
6.50%, due 12/15/26	10,470,000	10,585,065

		402,763,978

Computers 0.3%
NCR Corp. 6.375%, due 12/15/23	25,370,000	25,306,575

Cosmetics & Personal Care 0.6%
Edgewell Personal Care Co.
4.70%, due 5/19/21	28,000,000	27,860,000
4.70%, due 5/24/22	20,713,000	20,143,392

		48,003,392

Distribution & Wholesale 0.1%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (e)(h)(i)	15,755,000	2,678,350
HD Supply, Inc. 5.375%, due 10/15/26 (e)	2,705,000	2,586,656

		5,265,006

Diversified Financial Services 3.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	9,250,000	9,391,043
5.00%, due 10/1/21	15,360,000	15,758,093
Credit Acceptance Corp.
6.125%, due 2/15/21	8,362,000	8,381,233
7.375%, due 3/15/23	25,095,000	25,910,587

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.25%, due 8/15/24 (e)	$12,250,000	$11,974,375
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	18,175,000	18,084,125
5.25%, due 10/1/25	2,800,000	2,590,000
5.875%, due 8/1/21	25,700,000	25,892,750
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	18,090,000	18,361,350
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	23,920,000	23,232,300
Nationstar Mortgage Holdings, Inc. (e)
8.125%, due 7/15/23	9,500,000	9,666,250
9.125%, due 7/15/26	20,000,000	20,300,000
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	13,000,000	12,935,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	19,500,000	19,768,125
Quicken Loans, Inc. (e)
5.25%, due 1/15/28	4,000,000	3,560,000
5.75%, due 5/1/25	7,000,000	6,746,250
Springleaf Finance Corp. 7.125%, due 3/15/26	37,580,000	35,607,050
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	26,865,000	27,402,300
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	11,430,000	10,658,475

		306,219,306

Electric 2.2%
Calpine Corp. (e)
5.875%, due 1/15/24	20,321,000	20,321,000
6.00%, due 1/15/22	24,773,000	24,896,865
GenOn Energy, Inc. (h)(i)
7.875%, due 6/15/17	81,632,000	56,122,000
9.50%, due 10/15/18	59,085,000	40,325,513
NRG Energy, Inc.
6.25%, due 5/1/24	5,340,000	5,451,499
6.625%, due 1/15/27	14,015,000	14,505,525
NRG REMA LLC Series C 9.681%, due 7/2/26 (h)(i)	35,967,221	30,662,056

		192,284,458

Electrical Components & Equipment 0.2%
Energizer Gamma Acquisition, Inc. 6.375%, due 7/15/26 (e)	1,440,000	1,440,000

	Principal Amount	Value
Electrical Components & Equipment (continued)
WESCO Distribution, Inc. 5.375%, due 12/15/21	$14,549,000	$14,530,814

		15,970,814

Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (e)	13,040,000	13,108,199

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (e)	16,330,000	15,207,313

Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	11,010,000	11,023,762
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	26,379,000	25,323,840
6.625%, due 8/15/25	11,015,000	10,409,175

		46,756,777

Entertainment 1.3%
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	12,500,000	13,031,250
Churchill Downs, Inc. 4.75%, due 1/15/28 (e)	7,000,000	6,370,000
Eldorado Resorts Inc. 6.00%, due 9/15/26 (e)	6,490,000	6,356,306
International Game Technology PLC 6.25%, due 1/15/27 (e)	23,000,000	22,568,750
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	10,359,000	10,915,796
Merlin Entertainments PLC 5.75%, due 6/15/26 (e)	28,100,000	28,100,000
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	23,000,000	22,885,000

		110,227,102

Food 2.3%
B&G Foods, Inc.
4.625%, due 6/1/21	5,000,000	4,968,750
5.25%, due 4/1/25	27,985,000	26,655,713
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	53,700,000	51,820,500
Ingles Markets, Inc. 5.75%, due 6/15/23	14,617,000	14,543,915
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	23,325,000	22,392,000
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	16,324,000	17,629,920

12	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Land O’Lakes, Inc. 6.00%, due 11/15/22 (e)	$23,000,000	$23,719,241
Simmons Foods, Inc. 7.75%, due 1/15/24 (e)	7,000,000	7,070,000
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)(g)	28,315,000	28,244,212

		197,044,251

Forest Products & Paper 1.1%
Mercer International, Inc.
5.50%, due 1/15/26	3,500,000	3,393,950
6.50%, due 2/1/24	11,998,000	12,117,980
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (e)	16,380,000	16,584,750
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	52,580,000	60,861,350

		92,958,030

Gas 0.9%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	6,575,000	6,147,625
5.625%, due 5/20/24	26,531,000	25,469,760
5.75%, due 5/20/27	20,060,000	18,605,650
5.875%, due 8/20/26	24,425,000	23,081,625
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	7,000,000	6,965,000

		80,269,660

Health Care—Products 0.5%
Avanos Medical, Inc. 6.25%, due 10/15/22	9,331,000	9,412,646
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, due 6/15/21 (e)	18,615,000	18,739,721
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	9,040,000	9,141,700
Hologic, Inc. 4.375%, due 10/15/25 (e)	9,150,000	8,578,125

		45,872,192

Health Care—Services 5.6%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	25,940,000	25,972,425
6.50%, due 3/1/24	10,280,000	10,449,620
AHP Health Partners, Inc. 9.75%, due 7/15/26 (e)	10,000,000	10,175,000
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	12,250,000	11,484,375
Centene Corp.
4.75%, due 1/15/25	6,965,000	6,879,400
5.375%, due 6/1/26 (e)	9,835,000	9,982,525

	Principal Amount	Value
Health Care—Services (continued)
Centene Corp. (continued)
5.625%, due 2/15/21	$14,930,000	$15,153,950
6.125%, due 2/15/24	23,817,000	24,888,765
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	8,920,000	8,897,700
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (e)	2,600,000	2,732,860
HCA, Inc.
4.25%, due 10/15/19	5,000,000	5,018,750
5.25%, due 4/15/25	19,000,000	19,403,750
5.25%, due 6/15/26	11,805,000	12,011,588
5.375%, due 2/1/25	24,525,000	24,678,281
5.375%, due 9/1/26	4,170,000	4,138,725
5.875%, due 3/15/22	12,030,000	12,586,388
5.875%, due 5/1/23	7,240,000	7,520,550
5.875%, due 2/15/26	24,000,000	24,540,000
7.50%, due 2/15/22	9,417,000	10,217,445
7.50%, due 12/15/23	1,500,000	1,646,250
7.50%, due 11/6/33	3,500,000	3,745,000
7.58%, due 9/15/25	8,020,000	8,801,950
7.69%, due 6/15/25	30,925,000	33,785,562
8.36%, due 4/15/24	4,524,000	5,112,120
HealthSouth Corp. 5.75%, due 11/1/24	19,575,000	19,526,062
Molina Healthcare, Inc. 5.375%, due 11/15/22	14,025,000	14,025,000
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	60,250,000	61,203,155
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (a)(e)	20,000,000	20,500,000
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	3,667,000	3,859,518
Tenet Healthcare Corp.
4.625%, due 7/15/24	4,000,000	3,855,400
6.00%, due 10/1/20	8,000,000	8,192,400
6.75%, due 6/15/23	8,315,000	8,263,031
8.125%, due 4/1/22	25,500,000	26,551,875
WellCare Health Plans, Inc.
5.25%, due 4/1/25	13,310,000	13,276,725
5.375%, due 8/15/26 (e)	7,255,000	7,236,863

		486,313,008

Home Builders 2.4%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	5,496,000	5,097,540
6.875%, due 2/15/21	21,140,000	21,140,000
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	6,665,000	6,273,431
6.50%, due 12/15/20	24,800,000	24,800,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	$37,996,000	$37,046,100
Century Communities, Inc.
5.875%, due 7/15/25	4,630,000	4,190,150
6.875%, due 5/15/22	35,546,000	35,368,270
M/I Homes, Inc. 5.625%, due 8/1/25	8,000,000	7,360,000
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	12,915,000	12,140,100
New Home Co., Inc. 7.25%, due 4/1/22	20,030,000	19,829,700
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
5.875%, due 4/1/23	6,043,000	5,710,635
6.125%, due 4/1/25	14,900,000	13,782,500
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	6,430,000	6,405,888
Williams Scotsman International, Inc. 6.875%, due 8/15/23 (e)	9,500,000	9,428,750

		208,573,064

Household Products & Wares 0.9%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	38,808,000	38,322,900
Spectrum Brands, Inc.
5.75%, due 7/15/25	12,492,000	12,148,470
6.125%, due 12/15/24	4,000,000	3,980,000
6.625%, due 11/15/22	24,090,000	24,601,912

		79,053,282

Insurance 1.2%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	27,640,000	26,688,826
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	5,435,000	6,500,657
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (e)	19,175,000	19,007,219
HUB International, Ltd. 7.00%, due 5/1/26 (e)	13,000,000	12,688,000
MGIC Investment Corp. 5.75%, due 8/15/23	30,580,000	31,344,500
USIS Merger Sub, Inc. 6.875%, due 5/1/25 (e)	10,000,000	9,800,000

		106,029,202

Internet 2.0%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	12,046,000	12,121,288

	Principal Amount	Value
Internet (continued)
Netflix, Inc.
4.875%, due 4/15/28 (e)	$5,000,000	$4,587,500
5.50%, due 2/15/22	25,265,000	25,767,521
5.75%, due 3/1/24	34,961,000	35,572,817
5.875%, due 2/15/25	11,411,000	11,597,570
5.875%, due 11/15/28 (e)	28,000,000	27,510,000
Symantec Corp. 5.00%, due 4/15/25 (e)	13,665,000	12,853,882
VeriSign, Inc.
4.625%, due 5/1/23	6,615,000	6,615,000
4.75%, due 7/15/27	14,480,000	13,633,644
5.25%, due 4/1/25	26,661,000	26,594,347

		176,853,569

Investment Company 0.5%
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	46,500,000	47,151,000

Iron & Steel 1.1%
Allegheny Ludlum LLC 6.95%, due 12/15/25	22,688,000	22,914,880
Allegheny Technologies, Inc. 7.875%, due 8/15/23	12,500,000	13,187,500
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	53,225,000	55,487,062
Commercial Metals Co. 5.75%, due 4/15/26 (e)	6,000,000	5,760,000

		97,349,442

Leisure Time 1.9%
Brunswick Corp. 4.625%, due 5/15/21 (e)	21,573,000	21,577,478
Carlson Travel, Inc. (e)
6.75%, due 12/15/23	72,516,000	71,972,130
9.50%, due 12/15/24	47,475,000	45,397,969
Vista Outdoor, Inc. 5.875%, due 10/1/23	29,402,000	28,225,920

		167,173,497

Lodging 1.7%
Boyd Gaming Corp. 6.00%, due 8/15/26	29,160,000	28,175,850
Choice Hotels International, Inc. 5.75%, due 7/1/22	25,470,000	26,743,500
Hilton Domestic Operating Co., Inc. 5.125%, due 5/1/26 (e)	29,065,000	28,411,037
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	18,480,000	18,965,100
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26 (e)	29,500,000	29,795,000

14	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
MGM Resorts International 5.75%, due 6/15/25	$18,000,000	$17,505,000

		149,595,487

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, due 3/15/24 (e)	19,150,000	19,987,813

Machinery—Diversified 0.4%
Briggs & Stratton Corp. 6.875%, due 12/15/20	9,000,000	9,472,500
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (e)	12,880,000	12,833,246
Tennant Co. 5.625%, due 5/1/25	15,965,000	15,885,175

		38,190,921

Media 6.8%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	15,335,000	14,414,900
Altice France S.A. (e)
6.25%, due 5/15/24	16,100,000	15,435,875
7.375%, due 5/1/26	7,000,000	6,700,330
Altice Luxembourg S.A. 7.75%, due 5/15/22 (e)	3,000,000	2,793,750
Altice U.S. Finance I Corp.
5.375%, due 7/15/23	20,225,000	20,221,157
5.50%, due 5/15/26 (e)	6,999,000	6,817,446
Block Communications, Inc. 6.875%, due 2/15/25 (e)	38,347,000	38,874,271
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	36,740,000	34,237,087
5.125%, due 2/15/23	24,030,000	23,909,850
5.125%, due 5/1/23 (e)	7,000,000	6,965,000
5.125%, due 5/1/27 (e)	37,725,000	35,508,656
5.375%, due 5/1/25 (e)	5,025,000	4,918,219
5.75%, due 2/15/26 (e)	29,345,000	29,051,550
5.875%, due 4/1/24 (e)	23,715,000	23,922,506
5.875%, due 5/1/27 (e)	5,000,000	4,912,500
DISH DBS Corp.
5.00%, due 3/15/23	2,000,000	1,750,000
5.875%, due 7/15/22	24,537,000	23,187,465
5.875%, due 11/15/24	27,900,000	23,715,000
6.75%, due 6/1/21	21,000,000	21,210,000
7.75%, due 7/1/26	15,875,000	14,208,125
Meredith Corp. 6.875%, due 2/1/26 (e)	37,000,000	37,000,000

	Principal Amount	Value
Media (continued)
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	$18,030,000	$18,796,275
Quebecor Media, Inc. 5.75%, due 1/15/23	34,005,000	34,090,013
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (b)(c)(d)(f)	20,000,000	21,150,000
Videotron, Ltd.
5.00%, due 7/15/22	20,449,000	20,423,439
5.125%, due 4/15/27 (e)	12,526,000	11,868,385
5.375%, due 6/15/24 (e)	21,850,000	21,822,688
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	75,875,000	76,728,594

		594,633,081

Metal Fabricate & Hardware 1.7%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	45,870,000	47,131,425
Novelis Corp. (e)
5.875%, due 9/30/26	45,565,000	42,945,012
6.25%, due 8/15/24	23,000,000	22,770,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	18,775,000	18,211,750
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	16,190,000	16,068,575

		147,126,762

Mining 1.9%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	7,910,000	8,305,500
7.00%, due 9/30/26	17,600,000	18,568,000
Constellium N.V. 5.875%, due 2/15/26 (e)	3,000,000	2,797,500
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	17,118,000	15,812,753
Freeport McMoRan, Inc. 6.875%, due 2/15/23	67,261,000	70,439,082
Hecla Mining Co. 6.875%, due 5/1/21	30,123,000	30,123,000
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	9,500,000	10,165,000
Lundin Mining Corp. 7.875%, due 11/1/22 (e)	10,015,000	10,431,624

		166,642,459

Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	22,020,000	21,607,125
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	26,950,000	26,747,875

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
EnPro Industries, Inc. 5.75%, due 10/15/26 (e)	$7,320,000	$7,230,696
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	17,876,000	17,786,620
Koppers, Inc. 6.00%, due 2/15/25 (e)	17,475,000	16,737,555

		90,109,871

Oil & Gas 6.9%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (e)
7.00%, due 11/1/26	13,790,000	13,376,300
10.00%, due 4/1/22	13,335,000	14,685,169
California Resources Corp.
5.00%, due 1/15/20	16,470,000	15,481,800
8.00%, due 12/15/22 (e)	30,160,000	26,842,400
Callon Petroleum Co. 6.125%, due 10/1/24	21,500,000	20,962,500
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	4,161,000	3,994,560
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	3,140,000	3,145,338
CNX Resources Corp. 5.875%, due 4/15/22	4,998,000	4,907,436
Comstock Escrow Corp. 9.75%, due 8/15/26 (e)	48,000,000	46,320,000
Continental Resources, Inc. 5.00%, due 9/15/22	10,431,000	10,533,535
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	13,000,000	14,397,500
Gulfport Energy Corp.
6.00%, due 10/15/24	43,999,000	41,139,065
6.375%, due 5/15/25	21,725,000	20,638,750
6.375%, due 1/15/26	5,000,000	4,662,500
6.625%, due 5/1/23	3,787,000	3,787,000
Indigo Natural Resources LLC 6.875%, due 2/15/26 (e)	9,795,000	9,256,275
Matador Resources Co. 5.875%, due 9/15/26 (e)	22,655,000	22,145,263
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	14,465,000	13,918,223
Murphy Oil Corp. 6.875%, due 8/15/24	10,590,000	10,999,066
Murphy Oil USA, Inc.
5.625%, due 5/1/27	4,000,000	3,900,000
6.00%, due 8/15/23	23,635,000	24,107,700
Newfield Exploration Co.
5.625%, due 7/1/24	19,385,000	19,966,550
5.75%, due 1/30/22	14,140,000	14,581,875

	Principal Amount	Value
Oil & Gas (continued)
Oasis Petroleum, Inc. 6.875%, due 3/15/22	$4,731,000	$4,760,569
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	12,325,000	11,909,031
5.625%, due 10/15/27	4,000,000	3,943,080
6.25%, due 6/1/24	6,100,000	6,267,750
PDC Energy, Inc. 6.125%, due 9/15/24	18,395,000	17,567,225
PetroQuest Energy, Inc.
10.00%, due 2/15/21 (c)(h)	70,730,926	30,414,298
QEP Resources, Inc. 5.625%, due 3/1/26	11,000,000	10,353,750
Range Resources Corp.
5.75%, due 6/1/21	23,225,000	23,573,375
5.875%, due 7/1/22	23,861,000	24,010,131
Rex Energy Corp. Escrow Claim Shares 8.00%, due 10/1/20 (c)	124,195,000	620,975
Southwestern Energy Co. 7.50%, due 4/1/26	20,400,000	20,757,000
SRC Energy, Inc. 6.25%, due 12/1/25	26,050,000	24,259,062
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	24,562,822	26,159,405
Transocean Guardian, Ltd. 5.875%, due 1/15/24 (e)	4,000,000	3,960,000
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	28,880,000	16,606,000
Whiting Petroleum Corp. 6.625%, due 1/15/26	7,150,000	7,141,063
WPX Energy, Inc. 6.00%, due 1/15/22	8,154,000	8,337,465

		604,388,984

Oil & Gas Services 0.7%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	5,300,000	4,995,250
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	44,275,000	43,389,500
Nine Energy Service, Inc. 8.75%, due 11/1/23 (e)	13,290,000	13,505,962

		61,890,712

Packaging & Containers 0.0%‡
Sealed Air Corp. 5.50%, due 9/15/25 (e)	2,465,000	2,434,188

Pharmaceuticals 1.0%
Bausch Health Cos., Inc. (e)
5.50%, due 11/1/25	6,000,000	5,880,000
7.50%, due 7/15/21	6,991,000	7,095,865

16	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Bausch Health Cos., Inc. (continued)
8.50%, due 1/31/27	$5,105,000	$5,194,337
9.25%, due 4/1/26	38,500,000	40,376,875
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (e)	10,660,000	9,167,600
Endo Finance LLC / Endo Finco, Inc. (e)
5.375%, due 1/15/23	12,000,000	10,230,000
7.25%, due 1/15/22	8,500,000	8,053,750

		85,998,427

Pipelines 4.3%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,822,505
9.625%, due 11/1/21	10,349,000	12,103,776
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	10,720,000	10,452,000
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	14,380,000	14,811,400
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	14,515,000	14,242,844
5.625%, due 10/1/26 (e)	13,680,000	13,474,800
CNX Midstream Partners L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	11,000,000	10,725,000
Delek Logistics Partners L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	10,445,000	10,340,550
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	37,080,000	37,265,400
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	18,000,000	18,045,000
MPLX, L.P.
4.875%, due 12/1/24	27,495,000	28,154,598
4.875%, due 6/1/25	30,580,000	31,175,934
5.50%, due 2/15/23	31,010,000	31,422,316
NGPL PipeCo LLC (e)
4.375%, due 8/15/22	3,875,000	3,826,562
4.875%, due 8/15/27	16,630,000	16,006,375
NuStar Logistics, L.P. 6.75%, due 2/1/21	13,715,000	14,263,600
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (e)	15,000,000	15,046,875
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	20,065,000	21,301,472
SemGroup Corp. 6.375%, due 3/15/25	7,997,000	7,737,097

	Principal Amount	Value
Pipelines (continued)
Semgroup Corp. / Rose Rock Finance Corp. 5.625%, due 11/15/23	$6,000,000	$5,670,000
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	28,235,000	28,411,469
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26 (e)	14,690,000	14,763,450
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	13,000,000	12,187,500

		374,250,523

Real Estate 0.9%
CBRE Services, Inc. 5.25%, due 3/15/25	9,105,000	9,425,440
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	29,390,000	28,214,400
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	21,805,000	20,932,800
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	20,835,000	18,855,675

		77,428,315

Real Estate Investment Trusts 4.1%
Crown Castle International Corp.
4.875%, due 4/15/22	2,000,000	2,060,257
5.25%, due 1/15/23	69,763,000	72,750,974
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	10,005,000	9,754,875
Equinix, Inc.
5.375%, due 1/1/22	20,391,000	20,798,820
5.375%, due 4/1/23	17,525,000	17,787,875
5.375%, due 5/15/27	52,650,000	52,123,500
5.75%, due 1/1/25	36,737,000	37,425,819
5.875%, due 1/15/26	43,725,000	44,490,187
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	8,000,000	7,240,000
5.625%, due 5/1/24	63,960,000	64,039,950
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	20,025,000	18,817,492
Starwood Property Trust, Inc. 5.00%, due 12/15/21	5,000,000	4,975,000

		352,264,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 3.9%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	$56,326,000	$55,340,295
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	25,140,000	22,563,150
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	20,775,000	21,346,312
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	43,301,000	44,383,525
Group 1 Automotive, Inc.
5.00%, due 6/1/22	16,040,000	15,639,000
5.25%, due 12/15/23 (e)	11,305,000	10,881,063
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	12,287,000	11,549,780
5.00%, due 6/1/24	24,855,000	24,513,244
5.25%, due 6/1/26	34,750,000	34,141,875
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	13,000,000	13,357,500
L Brands, Inc.
5.25%, due 2/1/28	8,000,000	6,822,400
5.625%, due 2/15/22	5,000,000	5,050,000
6.694%, due 1/15/27	10,587,000	9,951,780
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	6,091,000	6,243,275
Penske Automotive Group, Inc. 5.75%, due 10/1/22	27,491,000	27,869,001
Rite Aid Corp. 6.125%, due 4/1/23 (e)	32,040,000	27,213,975

		336,866,175

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	26,142,000	26,570,206

Software 3.6%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (e)	12,375,000	12,375,000
Ascend Learning LLC 6.875%, due 8/1/25 (e)	27,000,000	26,865,000
CDK Global, Inc.
4.875%, due 6/1/27	3,032,000	2,838,710
5.875%, due 6/15/26	25,380,000	25,570,350
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	20,475,000	21,140,437
Fair Isaac Corp. 5.25%, due 5/15/26 (e)	10,650,000	10,503,563
First Data Corp. (e)
5.00%, due 1/15/24	3,500,000	3,456,250
7.00%, due 12/1/23	5,000,000	5,185,000

	Principal Amount	Value
Software (continued)
IQVIA, Inc. 5.00%, due 10/15/26 (e)	$30,113,000	$29,021,404
MSCI, Inc. (e)
4.75%, due 8/1/26	13,290,000	12,824,850
5.25%, due 11/15/24	32,022,000	32,262,165
5.375%, due 5/15/27	13,510,000	13,374,900
5.75%, due 8/15/25	41,284,000	42,419,310
Open Text Corp. 5.875%, due 6/1/26 (e)	10,990,000	11,044,950
PTC, Inc. 6.00%, due 5/15/24	48,968,000	50,069,780
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	10,480,000	10,742,000

		309,693,669

Telecommunications 6.4%
CenturyLink, Inc. 5.80%, due 3/15/22	28,085,000	27,981,085
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	35,015,000	35,015,000
Frontier Communications Corp.
10.50%, due 9/15/22	19,279,000	16,049,768
11.00%, due 9/15/25	33,071,000	24,224,508
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	21,850,000	20,757,500
6.625%, due 8/1/26	23,275,000	22,169,438
7.625%, due 6/15/21	31,530,000	33,437,565
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	21,020,000	20,589,510
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	20,261,000	18,893,383
Sprint Capital Corp. 6.875%, due 11/15/28	75,435,000	74,209,181
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	25,490,000	26,414,012
9.00%, due 11/15/18 (e)	3,523,000	3,530,046
9.25%, due 4/15/22	16,831,000	18,892,798
Sprint Corp. 7.875%, due 9/15/23	20,000,000	21,350,000
T-Mobile USA, Inc.
4.00%, due 4/15/22	5,000,000	4,937,500
4.50%, due 2/1/26	5,000,000	4,679,700
4.75%, due 2/1/28	30,185,000	27,921,125
5.125%, due 4/15/25	26,615,000	26,215,775
5.375%, due 4/15/27	29,000,000	28,347,500
6.00%, due 4/15/24	15,315,000	15,697,875
6.375%, due 3/1/25	37,982,000	39,168,937
6.50%, due 1/15/24	14,485,000	14,991,975
6.50%, due 1/15/26	31,000,000	32,627,500

		558,101,681

18	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Textiles 0.3%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (e)	$25,015,000	$24,202,013

Toys, Games & Hobbies 0.3%
Mattel, Inc. 6.75%, due 12/31/25 (e)	30,050,000	28,772,875

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	25,000,000	25,562,500

Total Corporate Bonds (Cost $8,037,671,398)		7,926,134,728

Loan Assignments 1.5% (j)
Diversified Financial Services 0.2%
Jane Street Group LLC
2018 Term Loan B 5.391% (2 Month LIBOR + 3.00%), due 8/25/22	42,491	42,438
2018 Term Loan B 5.527% (3 Month LIBOR + 3.00%), due 8/25/22	18,928,587	18,904,926

		18,947,364

Diversified/Conglomerate Service 0.1%
United Rentals, Inc. Term Loan B TBD, due 10/1/25	6,000,000	6,026,250

Metal Fabricate & Hardware 0.1%
Neenah Foundry Co. (b)(f) 2017 Term Loan 8.794% (2 Month LIBOR + 6.50%), due 12/13/22	5,225,000	5,172,750
2017 Term Loan 8.891% (2 Month LIBOR + 6.50%), due 12/13/22	5,362,500	5,308,875

		10,481,625

Mining, Steel, Iron & Non-Precious Metals 0.1%
Aleris International, Inc. 2018 Term Loan 7.052% (1 Month LIBOR + 4.75%), due 2/27/23	8,977,500	9,044,831

	Principal Amount	Value
Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.00%, due 10/17/20 (c)(d)(f)	$17,000,000	$17,000,000

Retail Stores 0.6%
Bass Pro Group LLC Term Loan B 7.302% (1 Month LIBOR + 5.00%), due 9/25/24	51,941,908	51,931,104

Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 11.052% (1 Month LIBOR + 8.75%), due 11/12/20	23,219,053	17,772,258

Total Loan Assignments (Cost $130,500,536)		131,203,432

Total Long-Term Bonds (Cost $8,275,133,704)		8,129,424,169

	Shares
Common Stocks 0.8%
Auto Parts & Equipment 0.1%
Exide Technologies (b)(c)(d)(f)(k)	2,084,972	6,484,263

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(f)(k)	446,020	423,719

Media 0.0%‡
ION Media Networks, Inc. 3/12/10 (b)(c)(d)(f)(k)	2,287	1,416,316

Metals & Mining 0.1%
Neenah Enterprises, Inc. (b)(c)(d)(f)(k)	720,961	9,898,795

Oil, Gas & Consumable Fuels 0.6%
PetroQuest Energy, Inc. (k)	908,262	63,578
Rex Energy Corp. (c)(f)(k)	103,000	5,150
Talos Energy, Inc. (k)	2,074,193	54,053,470
Titan Energy LLC (k)	91,174	27,352

		54,149,550

Total Common Stocks (Cost $147,119,364)		72,372,643

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Exchange-Traded Funds 0.4%
iShares Gold Trust (k)	618,700	$7,220,229
SPDR Gold Shares (k)	189,000	21,763,350

Total Exchange-Traded Funds (Cost $28,668,073)		28,983,579

Short-Term Investment 4.2%
Investment Company 4.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.09% (l)	366,159,273	366,159,273

Total Short-Term Investment (Cost $366,159,273)		366,159,273

Total Investments (Cost $8,817,080,414)	98.7%	8,596,939,664
Other Assets, Less Liabilities	1.3	110,856,748
Net Assets	100.0%	$8,707,796,412

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $248,045,213, which represented 2.8% of the Fund’s net assets. (Unaudited)

(d)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $217,004,790, which represented 2.5% of the Fund’s net assets.

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	Restricted security (See Note 2(I)).

(g)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $16,287,581 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $16,534,098 (See Note 2(H)).

(h)	Issue in non-accrual status.

(i)	Issue in default.

(j)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(k)	Non-income producing security.

(l)	Current yield as of October 31, 2018.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$7,513,914	$64,572,095	$72,086,009
Corporate Bonds (c)	—	7,808,925,126	117,209,602	7,926,134,728
Loan Assignments (d)	—	120,721,807	10,481,625	131,203,432

Total Long-Term Bonds	—	7,937,160,847	192,263,322	8,129,424,169

Common Stocks (e)(f)	54,149,550	423,719	17,799,374	72,372,643
Exchange-Traded Funds	28,983,579	—	—	28,983,579
Short-Term Investment
Investment Company	366,159,273	—	—	366,159,273

Total Investments in Securities	$449,292,402	$7,937,584,566	$210,062,696	$8,596,939,664

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $64,561,066 and $11,029 are held in Auto Parts & Equipment and Mining, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $96,059,602 and $21,150,000 are held in Auto Parts & Equipment and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

20	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(d)

The Level 3 security valued at $10,481,625 is held in Metal Fabricate & Hardware within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(e)	The Level 2 security valued at $423,719 is held in Lodging within the Common Stocks section of the Portfolio of Investments.

(f)

The Level 3 securities valued at $6,484,263, $1,416,316, and $9,898,795 are held in Auto Parts & Equipment, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of October 31, 2018 (c)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$54,577,221	$1,026,696	$—	$1,758,576	$7,198,573	(a)	$—		$—	$—	$64,561,066	$1,758,576
Mining	10,662	824	—	(457)	—		—		—	—	11,029	(457)
Corporate Bonds
Auto Parts & Equipment	80,579,460	1,878,323	—	6,358,269	7,243,550	(a)	—		—	—	96,059,602	6,358,269
Entertainment	36,312,500	—	853,300	(1,312,500)	—		(35,853,300)		—	—	—	—
Media	—	25,713	—	1,424,287	19,700,000		—		—	—	21,150,000	1,424,287
Loan Assignments
Metal Fabricate & Hardware	—	18,119	3,720	(17,714)	10,890,000		(412,500	)(b)	—	—	10,481,625	(17,714)
Common Stocks
Auto Parts & Equipment	3,398,505	—	—	3,085,758	—		—		—	—	6,484,263	3,085,758
Lodging	423,719	—	—	—	—		—		—	(423,719)	—	—
Media	1,551,935	—	—	(135,619)	—		—		—	—	1,416,316	(135,619)
Metals & Mining	8,644,323	—	—	1,254,472	—		—		—	—	9,898,795	1,254,472

Total	$185,498,325	$2,949,675	$857,020	$12,415,072	$45,032,123		$(36,265,800)		$—	$(423,719)	$210,062,696	$13,727,572

(a)	Purchases include PIK securities.

(b)	Sales include principal reductions.

(c)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of October 31, 2018, a security with a market value of $423,719 transferred from Level 3 to Level 2 as the price of this security was based on utilizing significant other observable inputs. As of October 31, 2017, the fair value obtained for this security was based on significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $8,817,080,414) including securities on loan of $16,287,581	$8,596,939,664
Cash	15,464
Receivables:
Interest	143,411,877
Fund shares sold	9,552,424
Investment securities sold	7,908,697
Securities lending income	30,292
Other assets	132,273

Total assets	8,757,990,691

Liabilities
Payables:
Fund shares redeemed	26,125,504
Investment securities purchased	11,431,160
Manager (See Note 3)	4,153,900
Transfer agent (See Note 3)	2,257,539
NYLIFE Distributors (See Note 3)	1,298,574
Shareholder communication	744,398
Professional fees	114,630
Custodian	32,224
Trustees	21,868
Accrued expenses	101,620
Dividend payable	3,912,862

Total liabilities	50,194,279

Net assets	$8,707,796,412

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$15,766,860
Additional paid-in capital	9,096,674,111

9,112,440,971
Total distributable earnings (loss)	(404,644,559)

Net assets	$8,707,796,412

Class A
Net assets applicable to outstanding shares	$3,290,659,260

Shares of beneficial interest outstanding	595,881,852

Net asset value per share outstanding	$5.52
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.78

Investor Class
Net assets applicable to outstanding shares	$159,970,236

Shares of beneficial interest outstanding	28,734,528

Net asset value per share outstanding	$5.57
Maximum sales charge (4.50% of offering price)	0.26

Maximum offering price per share outstanding	$5.83

Class B
Net assets applicable to outstanding shares	$81,221,384

Shares of beneficial interest outstanding	14,775,760

Net asset value and offering price per share outstanding	$5.50

Class C
Net assets applicable to outstanding shares	$550,818,798

Shares of beneficial interest outstanding	100,163,018

Net asset value and offering price per share outstanding	$5.50

Class I
Net assets applicable to outstanding shares	$3,709,305,708

Shares of beneficial interest outstanding	671,154,938

Net asset value and offering price per share outstanding	$5.53

Class R1
Net assets applicable to outstanding shares	$71,558

Shares of beneficial interest outstanding	12,972

Net asset value and offering price per share outstanding	$5.52

Class R2
Net assets applicable to outstanding shares	$11,116,007

Shares of beneficial interest outstanding	2,012,230

Net asset value and offering price per share outstanding	$5.52

Class R3
Net assets applicable to outstanding shares	$605,572

Shares of beneficial interest outstanding	109,772

Net asset value and offering price per share outstanding	$5.52

Class R6
Net assets applicable to outstanding shares	$904,027,889

Shares of beneficial interest outstanding	163,840,950

Net asset value and offering price per share outstanding	$5.52

22	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$572,114,262
Dividends	549,721
Securities lending	64,121
Other	31,069

Total income	572,759,173

Expenses
Manager (See Note 3)	50,871,855
Distribution/Service—Class A (See Note 3)	8,780,505
Distribution/Service—Investor Class (See Note 3)	408,582
Distribution/Service—Class B (See Note 3)	945,845
Distribution/Service—Class C (See Note 3)	6,154,587
Distribution/Service—Class R2 (See Note 3)	20,766
Distribution/Service—Class R3 (See Note 3)	2,394
Transfer agent (See Note 3)	13,406,316
Shareholder communication	1,990,257
Professional fees	602,050
Registration	349,105
Trustees	203,167
Custodian	56,309
Shareholder service (See Note 3)	8,837
Miscellaneous	393,819

Total expenses	84,194,394

Net investment income (loss)	488,564,779

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	111,820,287
Net change in unrealized appreciation (depreciation) on investments	(468,251,250)

Net realized and unrealized gain (loss) on investments	(356,430,963)

Net increase (decrease) in net assets resulting from operations	$132,133,816

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$488,564,779	$548,987,599
Net realized gain (loss) on investments	111,820,287	72,799,100
Net change in unrealized appreciation (depreciation) on investments	(468,251,250)	66,411,721

Net increase (decrease) in net assets resulting from operations	132,133,816	688,198,420

Distributions to shareholders(1):
Class A	(183,893,283)
Investor Class	(8,500,000)
Class B	(4,233,276)
Class C	(27,573,908)
Class I	(215,711,694)
Class R1	(2,823)
Class R2	(434,175)
Class R3	(24,035)
Class R6	(54,203,430)

	(494,576,624)

Dividends to shareholders from net investment income:
Class A		(191,741,233)
Investor Class		(14,209,393)
Class B		(5,575,422)
Class C		(32,240,202)
Class I		(289,948,747)
Class R1		(2,677)
Class R2		(537,905)
Class R3		(13,936)
Class R6		(18,838,061)

		(553,107,576)

Distributions to shareholders from return of capital:
Class A	(15,921,400)	(31,015,011)
Investor Class	(735,926)	(2,298,433)
Class B	(366,515)	(901,850)
Class C	(2,387,337)	(5,214,999)
Class I	(18,676,225)	(46,900,521)
Class R1	(244)	(433)
Class R2	(37,591)	(87,009)
Class R3	(2,081)	(2,254)
Class R6	(4,692,909)	(3,047,141)

	(42,820,228)	(89,467,651)

Total dividends and distributions to shareholders	(537,396,852)	(642,575,227)

	2018	2017
Capital share transactions:
Net proceeds from sale of shares (a)	2,389,951,877	4,854,487,899
Net asset value of shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	—	317,232,064
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	488,685,533	586,154,449
Cost of shares redeemed	(4,146,270,831)	(5,451,117,279)

Increase (decrease) in net assets derived from capital share transactions	$(1,267,633,421)	$306,757,133

Net increase (decrease) in net assets	(1,672,896,457)	352,380,326

Net Assets
Beginning of year	10,380,692,869	10,028,312,543

End of year(2)	$8,707,796,412	$10,380,692,869

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(11,523,635) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

(a)	Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

24	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.29	0.30	0.33	0.31	0.34
Net realized and unrealized gain (loss) on investments	(0.22)	0.09	0.20	(0.31)	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.07	0.39	0.53	0.00 ‡	0.25

Less dividends and distributions:
From net investment income	(0.29)	(0.31)	(0.34)	(0.31)	(0.40)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.32)	(0.36)	(0.36)	(0.36)	(0.40)

Net asset value at end of year	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	1.29%	6.91%	9.96%	0.06%	4.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15%	5.25%	5.98%	5.45%	5.52%
Net expenses (c)	0.99%	0.97%	0.95%	0.96%	0.99%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$3,290,659	$3,683,113	$3,551,864	$3,364,517	$3,678,466

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.82	$5.79	$5.62	$5.99	$6.14

Net investment income (loss) (a)	0.29	0.30	0.33	0.31	0.34
Net realized and unrealized gain (loss) on investments	(0.22)	0.09	0.20	(0.31)	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.07	0.39	0.53	(0.00)‡	0.25

Less dividends and distributions:
From net investment income	(0.29)	(0.31)	(0.34)	(0.32)	(0.40)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.32)	(0.36)	(0.36)	(0.37)	(0.40)

Net asset value at end of year	$5.57	$5.82	$5.79	$5.62	$5.99

Total investment return (b)	1.29%	6.90%	9.91%	(0.07%)	4.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.12%	5.21%	5.90%	5.39%	5.50%
Net expenses (c)	1.03%	1.02%	1.03%	1.02%	1.01%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$159,970	$167,139	$287,493	$282,451	$296,535

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.74	$5.71	$5.54	$5.90	$6.05

Net investment income (loss) (a)	0.25	0.26	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.21)	0.08	0.20	(0.32)	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.04	0.34	0.48	(0.05)	0.20

Less dividends and distributions:
From net investment income	(0.26)	(0.27)	(0.29)	(0.26)	(0.35)
Return of capital	(0.02)	(0.04)	(0.02)	(0.05)	—

Total dividends and distributions	(0.28)	(0.31)	(0.31)	(0.31)	(0.35)

Net asset value at end of year	$5.50	$5.74	$5.71	$5.54	$5.90

Total investment return (b)	0.64%	6.06%	8.85%	(0.60%)	3.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.37%	4.47%	5.16%	4.64%	4.75%
Net expenses (c)	1.78%	1.77%	1.78%	1.77%	1.76%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$81,221	$108,263	$132,509	$139,683	$172,640

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.74	$5.72	$5.55	$5.90	$6.05

Net investment income (loss) (a)	0.25	0.26	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.21)	0.07	0.20	(0.31)	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.04	0.33	0.48	(0.04)	0.20

Less dividends and distributions:
From net investment income	(0.26)	(0.27)	(0.29)	(0.26)	(0.35)
Return of capital	(0.02)	(0.04)	(0.02)	(0.05)	—

Total dividends and distributions	(0.28)	(0.31)	(0.31)	(0.31)	(0.35)

Net asset value at end of year	$5.50	$5.74	$5.72	$5.55	$5.90

Total investment return (b)	0.64%	5.87%	9.04%	(0.60%)	3.34%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.36%	4.45%	5.15%	4.64%	4.75%
Net expenses (c)	1.78%	1.77%	1.78%	1.77%	1.76%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$550,819	$676,463	$678,364	$679,392	$785,873

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

26	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.78	$5.75	$5.58	$5.94	$6.08

Net investment income (loss) (a)	0.31	0.32	0.34	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.22)	0.08	0.20	(0.31)	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.09	0.40	0.54	0.02	0.27

Less dividends and distributions:
From net investment income	(0.31)	(0.32)	(0.35)	(0.33)	(0.41)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.34)	(0.37)	(0.37)	(0.38)	(0.41)

Net asset value at end of year	$5.53	$5.78	$5.75	$5.58	$5.94

Total investment return (b)	1.57%	7.17%	10.23%	0.32%	4.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.40%	5.51%	6.23%	5.70%	5.76%
Net expenses (c)	0.74%	0.72%	0.70%	0.71%	0.74%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$3,709,306	$4,067,560	$5,313,266	$4,844,891	$3,762,169

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R1	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.30	0.32	0.34	0.32	0.34
Net realized and unrealized gain (loss) on investments	(0.22)	0.07	0.19	(0.31)	(0.08)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.08	0.39	0.53	0.01	0.26

Less dividends and distributions:
From net investment income	(0.30)	(0.31)	(0.34)	(0.32)	(0.41)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.33)	(0.36)	(0.36)	(0.37)	(0.41)

Net asset value at end of year	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	1.46%	7.07%	10.13%	0.21%	4.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.25%	5.48%	6.11%	5.60%	5.66%
Net expenses (c)	0.84%	0.82%	0.80%	0.81%	0.84%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$72	$37	$59	$39	$29

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.77	$5.74	$5.57	$5.93	$6.08

Net investment income (loss) (a)	0.29	0.30	0.32	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.22)	0.08	0.20	(0.31)	(0.09)
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	—	—

Total from investment operations	0.07	0.38	0.52	(0.00)‡	0.24

Less dividends and distributions:
From net investment income	(0.29)	(0.30)	(0.33)	(0.31)	(0.39)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.32)	(0.35)	(0.35)	(0.36)	(0.39)

Net asset value at end of year	$5.52	$5.77	$5.74	$5.57	$5.93

Total investment return (b)	1.20%	6.80%	9.83%	(0.04%)	4.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.06%	5.16%	5.89%	5.35%	5.43%
Net expenses (c)	1.09%	1.07%	1.05%	1.06%	1.09%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$11,116	$9,562	$10,917	$10,084	$11,049

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,		February 29, 2016** through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$5.77	$5.74	$5.17

Net investment income (loss) (a)	0.27	0.28	0.20
Net realized and unrealized gain (loss) on investments	(0.22)	0.09	0.60

Total from investment operations	0.05	0.37	0.80

Less dividends and distributions:
From net investment income	(0.28)	(0.29)	(0.21)
Return of capital	(0.02)	(0.05)	(0.02)

Total dividends and distributions	(0.30)	(0.34)	(0.23)

Net asset value at end of period	$5.52	$5.77	$5.74

Total investment return (b)	0.96%	6.58%	15.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.77%	4.81%	5.40%††
Net expenses (c)	1.34%	1.32%	1.30%††
Portfolio turnover rate	30%	43%	41%
Net assets at end of period (in 000’s)	$606	$392	$130

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay MacKay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R6	2018	2017	2016	2015	2014
Net asset value at beginning of year	$5.77	$5.74	$5.58	$5.94	$6.09

Net investment income (loss) (a)	0.31	0.32	0.35	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.21)	0.09	0.19	(0.31)	(0.08)

Total from investment operations	0.10	0.41	0.54	0.03	0.28

Less dividends:
From net investment income	(0.32)	(0.33)	(0.36)	(0.34)	(0.43)
Return of capital	(0.03)	(0.05)	(0.02)	(0.05)	—

Total dividends and distributions	(0.35)	(0.38)	(0.38)	(0.39)	(0.43)

Net asset value at end of year	$5.52	$5.77	$5.74	$5.58	$5.94

Total investment return (b)	1.71%	7.36%	10.24%	0.50%	4.60%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.54%	5.45%	6.23%	5.84%	5.88%
Net expenses (c)	0.58%	0.58%	0.58%	0.58%	0.58%
Portfolio turnover rate	30%	43%	41%	38%	41%
Net assets at end of year (in 000’s)	$904,028	$1,668,163	$53,712	$15,017	$9,093

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (formerly known as MainStay High Yield Corporate Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Class R6 shares commenced operations on June 17, 2013. Class R3 shares commenced operations on February 29, 2016. Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and Class T shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation

30	MainStay MacKay High Yield Corporate Bond Fund

Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner

31

Notes to Financial Statements (continued)

are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 10/31/18*	Valuation Technique	Unobservable Inputs	Inputs/ Range
Convertible Bond	$64,561,066	Market Approach	Estimated Enterprise Value	$1,046.80m– $1,193.10m
	11,029	Income Approach	Liquidity Discount	100bps
			Subordination Discount	150bps
Corporate Bonds	96,059,602	Income Approach	Estimated Yield to Maturity	16.20%
			Spread Adjustment	3.28%
Common Stocks	6,484,263	Market Approach	Estimated Enterprise Value	$1,046.80m– $1,193.10m
			Estimated Volatility	20.00%
	1,416,316	Market Approach	Terminal Value Multiple	9.0x
			Liquidity Discount	20.00%
	9,898,795	Market Approach	EBITDA Multiple	5.75x
			Discount Rate	10.00%

	$178,431,071

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of October 31, 2018, the value of these investments were $31,631,625. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so,

32	MainStay MacKay High Yield Corporate Bond Fund

the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become

33

Notes to Financial Statements (continued)

insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2018, the Fund did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $16,287,581 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $16,534,098.

(I)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(J)  Debt Securities and Loan Risk.  The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or advers market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(K)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory

34	MainStay MacKay High Yield Corporate Bond Fund

Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; and 0.49% in excess of $10 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.55% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/ or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $50,871,855.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$52
Class R2	8,306
Class R3	479

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $721,299 and $79,211, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $82,144, $12, $110,370 and $28,292, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company

35

Notes to Financial Statements (continued)

LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$5,521,093
Investor Class	312,140
Class B	180,810
Class C	1,176,146
Class I	6,202,233
Class R1	82
Class R2	13,056
Class R3	756

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$938,976	0.0	%‡
Class R1	35,113	49.1

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,817,796,407	$118,612,139	$(339,468,882)	$(220,856,743)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(166,082,864)	$(17,704,952)	$(220,856,743)	$(404,644,559)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to dividends payable and defaulted bond income accruals.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$6,126	$(6,126)

The reclassifications for the Fund are primarily due to prior year post-financial statement adjustments.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $166,082,864 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$18,952	$147,131

The Fund utilized $111,746,196 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$494,576,624	$553,107,576
Return of Capital	42,820,228	89,467,651
Total	$537,396,852	$642,575,227

36	MainStay MacKay High Yield Corporate Bond Fund

Note 5–Restricted Securities

As of October 31, 2018, the Fund held the following restricted securities.

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	10/31/18 Value	Percent of Net Assets
Aleris International, Inc.
Convertible Bond 6.00%, due 6/1/20	7/6/10	$11,797	$10,208	$11,029	0.0	%‡
Exide Technologies Common Stock	4/30/15-9/29/17	2,084,972	53,289,038	6,484,263	0.1
ION Media Networks, Inc. Common Stock	3/12/10-9/29/17	2,287	13,572	1,416,316	0.0	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040	423,719	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10-9/29/17	720,961	6,114,571	9,898,795	0.1
Neenah Foundry Co. 2017 Term Loan Loan Assignment 8.794%-8.891%, due 12/13/22	12/8/17	$10,587,500	10,499,339	10,481,625	0.1
PetroQuest Energy, Inc. Term Loan Loan Assignment 10.00%, due 10/17/20	8/30/18	$17,000,000	17,000,000	17,000,000	0.2
Rex Energy Corp. Common Stock	4/7/16	103,000	11,698,987	5,150	0.0	‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$20,000,000	19,725,713	21,150,000	0.2
Total			$119,243,468	$66,870,897	0.7%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $2,646,652 and $3,814,679, respectively.

37

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	81,948,283	$465,649,820
Shares issued to shareholders in reinvestment of dividends and distributions	30,329,032	171,300,889
Shares redeemed	(158,819,289)	(900,311,177)

Net increase (decrease) in shares outstanding before conversion	(46,541,974)	(263,360,468)
Shares converted into Class A (See Note 1)	5,744,195	32,610,430
Shares converted from Class A (See Note 1)	(1,592,187)	(8,989,832)

Net increase (decrease)	(42,389,966)	$(239,739,870)

Year ended October 31, 2017:
Shares sold	137,960,535	$796,510,493
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	10,796,682	62,812,936
Shares issued to shareholders in reinvestment of dividends and distributions	33,255,027	191,827,227
Shares redeemed	(185,358,822)	(1,070,313,899)

Net increase (decrease) in shares outstanding before conversion	(3,346,578)	(19,163,243)
Shares converted into Class A (See Note 1)	27,937,559	162,107,881
Shares converted from Class A (See Note 1)	(4,923,114)	(28,586,448)

Net increase (decrease)	19,667,867	$114,358,190

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,462,654	$19,807,574
Shares issued to shareholders in reinvestment of dividends and distributions	1,534,158	8,733,134
Shares redeemed	329,300	1,761,792

Net increase (decrease) in shares outstanding before conversion	5,326,112	30,302,500
Shares converted into Investor Class (See Note 1)	1,908,695	10,887,820
Shares converted from Investor Class (See Note 1)	(7,232,626)	(41,236,187)

Net increase (decrease)	2,181	$(45,867)

Year ended October 31, 2017:
Shares sold	5,619,055	$32,742,492
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	883,418	5,181,248
Shares issued to shareholders in reinvestment of dividends and distributions	2,644,158	15,376,930
Shares redeemed	(5,651,793)	(32,923,120)

Net increase (decrease) in shares outstanding before conversion	3,494,838	20,377,550
Shares converted into Investor Class (See Note 1)	2,275,619	13,254,259
Shares converted from Investor Class (See Note 1)	(26,698,350)	(156,019,665)

Net increase (decrease)	(20,927,893)	$(122,387,856)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	241,451	$1,359,738
Shares issued to shareholders in reinvestment of dividends and distributions	726,768	4,087,799
Shares redeemed	(3,336,932)	(18,825,570)

Net increase (decrease) in shares outstanding before conversion	(2,368,713)	(13,378,033)
Shares converted from Class B (See Note 1)	(1,708,658)	(9,645,332)

Net increase (decrease)	(4,077,371)	$(23,023,365)

Year ended October 31, 2017:
Shares sold	889,619	$5,102,460
Shares issued to shareholders in reinvestment of dividends and distributions	1,005,592	5,771,859
Shares redeemed	(4,238,908)	(24,373,758)

Net increase (decrease) in shares outstanding before conversion	(2,343,697)	(13,499,439)
Shares converted into Class B (See Note 1)	562	3,201
Shares converted from Class B (See Note 1)	(1,994,735)	(11,476,196)

Net increase (decrease)	(4,337,870)	$(24,972,434)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,368,864	$36,031,045
Shares issued to shareholders in reinvestment of dividends and distributions	4,736,234	26,644,143
Shares redeemed	(28,673,897)	(161,805,598)

Net increase (decrease) in shares outstanding before conversion	(17,568,799)	(99,130,410)
Shares converted from Class C (See Note 1)	(19,545)	(111,523)

Net increase (decrease)	(17,588,344)	$(99,241,933)

Year ended October 31, 2017:
Shares sold	13,097,649	$75,284,450
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	12,822,216	74,236,783
Shares issued to shareholders in reinvestment of dividends and distributions	5,581,771	32,066,658
Shares redeemed	(32,264,507)	(185,641,594)

Net increase (decrease) in shares outstanding before conversion	(762,871)	(4,053,703)
Shares converted from Class C (See Note 1)	(160,698)	(922,248)

Net increase (decrease)	(923,569)	$(4,975,951)

38	MainStay MacKay High Yield Corporate Bond Fund

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	245,498,090	$1,396,789,903
Shares issued to shareholders in reinvestment of dividends and distributions	38,706,098	218,802,565
Shares redeemed	(314,348,256)	(1,783,949,641)

Net increase (decrease) in shares outstanding before conversion	(30,144,068)	(168,357,173)
Shares converted into Class I (See Note 1)	391,168	2,200,247
Shares converted from Class I (See Note 1)	(3,296,534)	(18,850,230)

Net increase (decrease)	(33,049,434)	$(185,007,156)

Year ended October 31, 2017:
Shares sold (a)	399,617,814	$2,309,616,788
Shares issued in connection with the acquisition of MainStay High Yield Opportunities Fund	30,051,743	175,001,097
Shares issued to shareholders in reinvestment of dividends and distributions	55,184,195	318,761,441
Shares redeemed	(709,292,405)	(4,099,545,620)

Net increase (decrease) in shares outstanding before conversion	(224,438,653)	(1,296,166,294)
Shares converted into Class I (See Note 1)	3,985,779	23,178,011

Net increase (decrease)	(220,452,874)	$(1,272,988,283)

(a) Includes in-kind subscriptions in the amount of $11,683,015 during the year ended October 31, 2017. (See Note 11)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	10,062	$56,569
Shares issued to shareholders in reinvestment of dividends and distributions	545	3,067
Shares redeemed	(4,085)	(23,088)

Net increase (decrease)	6,522	$36,548

Year ended October 31, 2017:
Shares sold	599	$3,456
Shares issued to shareholders in reinvestment of dividends and distributions	540	3,110
Shares redeemed	(4,902)	(28,556)

Net increase (decrease)	(3,763)	$(21,990)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,044,931	$5,911,911
Shares issued to shareholders in reinvestment of dividends and distributions	67,315	379,990
Shares redeemed	(752,554)	(4,287,056)

Net increase (decrease) in shares outstanding before conversion	359,692	2,004,845
Shares converted from Class R2 (See Note 1)	(3,959)	(22,765)

Net increase (decrease)	355,733	$1,982,080

Year ended October 31, 2017:
Shares sold	326,120	$1,884,122
Shares issued to shareholders in reinvestment of dividends and distributions	81,384	469,649
Shares redeemed	(651,458)	(3,769,543)

Net increase (decrease) in shares outstanding before conversion	(243,954)	(1,415,772)
Shares converted from Class R2 (See Note 1)	(260)	(1,507)

Net increase (decrease)	(244,214)	$(1,417,279)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	72,058	$405,797
Shares issued to shareholders in reinvestment of dividends and distributions	4,011	22,580
Shares redeemed	(34,326)	(194,435)

Net increase (decrease)	41,743	$233,942

Year ended October 31, 2017:
Shares sold	83,301	$481,206
Shares issued to shareholders in reinvestment of dividends and distributions	2,416	13,944
Shares redeemed	(28,201)	(162,967)

Net increase (decrease) in shares outstanding before conversion	57,516	332,183
Shares converted from Class R3 (See Note 1)	(12,048)	(69,759)

Net increase (decrease)	45,468	$262,424

39

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	82,006,063	$463,939,520
Shares issued to shareholders in reinvestment of dividends and distributions	10,375,321	58,711,366
Shares redeemed	(223,634,790)	(1,278,636,058)

Net increase (decrease) in shares outstanding before conversion	(131,253,406)	(755,985,172)
Shares converted into Class R6 (See Note 1)	7,245,330	41,236,187
Shares converted from Class R6 (See Note 1)	(1,420,510)	(8,078,815)

Net increase (decrease)	(125,428,586)	$(722,827,800)

Year ended October 31, 2017:
Shares sold	282,318,578	$1,632,862,432
Shares issued to shareholders in reinvestment of dividends and distributions	3,784,191	21,863,631
Shares redeemed	(5,937,095)	(34,358,222)

Net increase (decrease) in shares outstanding before conversion	280,165,674	1,620,367,841
Shares converted from Class R6 (See Note 1)	(253,219)	(1,467,529)

Net increase (decrease)	279,912,455	$1,618,900,312

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2017, the Fund received shares of beneficial interest in exchange for securities. Cash and securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Value
9/29/17	2,014,313	$11,683,015

Note 12–Fund Acquisitions

MainStay High Yield Opportunities Fund

At a meeting held on November 1-2, 2016, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay High Yield Opportunities Fund, a series of MainStay Funds Trust, by the Fund, in exchange for shares of the Fund, followed by the complete liquidation of the MainStay High Yield Opportunities Fund (the “Reorganization”). The Reorganization was completed on February 17, 2017. The aggregate net assets of the Fund immediately before the acquisition were $10,459,740,548 and the combined net assets after the acquisition were $10,776,972,612.

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	MainStay High Yield Opportunities Fund	MainStay High Yield Corporate Bond Fund	MainStay High Yield Corporate Bond Fund
Net Assets:
Class A	$62,812,936	$3,593,566,219	$3,656,379,155
Investor Class	5,181,248	288,079,044	293,260,292
Class B	—	130,694,661	130,694,661
Class C	74,236,783	671,406,491	745,643,274
Class I	175,001,097	5,700,715,046	5,875,716,143
Class R1	—	62,081	62,081
Class R2	—	10,841,706	10,841,706
Class R3	—	222,918	222,918
Class R6	—	64,152,382	64,152,382
Shares Outstanding:
Class A	5,800,751	617,686,243	628,482,926
Investor Class	480,906	49,118,183	50,001,601
Class B	—	22,582,583	22,582,583
Class C	6,885,751	115,964,747	128,786,963
Class I	16,123,153	978,944,874	1,008,996,752
Class R1	—	10,674	10,674
Class R2	—	1,862,964	1,862,964
Class R3	—	38,332	38,332
Class R6	—	11,028,891	11,028,891
Net unrealized appreciation/(depreciation)	10,328,312	276,337,007	286,665,319
Undistributed net investment income	251,519	1,327,073	1,327,073
Accumulated net realized gain/(loss)	(78,971,873)	(248,958,072)	(248,958,072)

Assuming the acquisition of MainStay High Yield Opportunities Fund had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2017, were as follows:

Net investment income	$553,923,686
Net gain on investments	145,265,223
Net increase in net assets resulting from operations	$699,188,909

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay High Yield Opportunities Fund that have been included in the Fund’s Statement of Operations since February 17, 2017.

For financial reporting purposes, assets received, and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay High Yield Opportunities Fund, in the amount of $301,102,166, was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Fund acquired capital loss carryovers of $78,386,195 (subject to future annual limitations).

40	MainStay MacKay High Yield Corporate Bond Fund

Note 13–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 14–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay High Yield Corporate Bond Fund (formerly, MainStay High Yield Corporate Bond Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

42	MainStay MacKay High Yield Corporate Bond Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $597,015 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 0.05% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

43

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

44	MainStay MacKay High Yield Corporate Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

46	MainStay MacKay High Yield Corporate Bond Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717584 MS293-18	MSHY11-12/18 (NYLIM) NL212

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares[4]	No Sales Charge	1/3/1995	1.21%	0.32%	0.18%	0.58%
Investor Class Shares[4]	No Sales Charge	2/28/2008	0.98	0.24	0.14	0.77
Class B Shares[2,4]	No Sales Charge	5/1/1986	0.98	0.24	0.14	0.77
Class C Shares[4]	No Sales Charge	9/1/1998	0.98	0.24	0.14	0.77

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns would have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.

As of October 31, 2018, MainStay Money Market Fund had an effective 7-day yield of 1.74% for Class A, 1.51% for Investor Class, 1.51% for Class B, and 1.51% for Class C shares. The 7-day current yield was 1.72% for Class A, and 1.50% for Investor Class, Class B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 1.74%, 1.51%, 1.51% and 1.51%, for Class A, Investor Class, Class B and C shares, respectively, and the 7-day current yield would have been 1.72%, 1.50%, 1.50% and 1.50%, for Class A, Investor Class, Class B and C shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	1.34%	0.40%	0.27%
Morningstar Prime Money Market Category Average[6]	1.33	0.40	0.27

5.

The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

6.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,007.40	$2.88	$1,022.33	$2.91	0.57%

Investor Class Shares	$1,000.00	$1,006.20	$4.05	$1,021.17	$4.08	0.80%

Class B Shares	$1,000.00	$1,006.20	$4.05	$1,021.17	$4.08	0.80%

Class C Shares	$1,000.00	$1,006.20	$4.05	$1,021.17	$4.08	0.80%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Fund’s Subadvisor.

How did MainStay Money Market Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

As of October 31, 2018, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 1.74% and a 7-day current yield of 1.72%. For the 12 months ended October 31, 2018, Class A shares returned 1.21%, underperforming the 1.34% return of the Average Lipper Money Market Fund. Over the same period, Class A shares underperformed the 1.33% return of the Morningstar Prime Money Market Category Average.1

What factors affected the Fund’s performance during the reporting period?

Four Federal Reserve rate hikes during the reporting period helped boost all sectors of the Fund. Two of the largest factors that detracted from the Fund’s yield were our inability to find a suitable replacement for a maturing Toyota Motor Credit Corp. floating-rate bond and a reduction in our repurchase agreement balance with the Bank of Montreal.

What was the Fund’s duration2 strategy during the reporting period?

The Fund’s strategy was to shorten duration somewhat. We believe that this strategy could reverse to a certain degree going forward as we continue to search for suitable floating-rate corporate bonds to pare down the Fund’s allocation to the U.S. Treasury sector. The Fund’s duration decreased from 36 days to 20 days during the 12-month reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the investment-grade sector provided the strongest positive contribution to the Fund’s relative performance. (Contributions take weightings and total returns into account.) Over the same period, U.S. Treasury bills were the weakest performers.

What were some of the Fund’s largest purchases and sales during the reporting period?

On a yield-enhancement basis, the largest purchase during the reporting period was an allocation to the Federal Home Loan Bank. This helped offset the increased percentage of U.S. Treasury bills that the Fund held on October 31, 2018. Because of the short-term nature of the Fund’s assets, the Fund did not sell any of its securities during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund’s holdings among repurchase agreements decreased while holdings among U.S. Treasury securities increased. This was largely the result of decisions by the Bank of Montreal as its fiscal year-end approached. The Fund also added an allocation to the agency sector to help enhance the Fund’s yield.

1.	See page 5 for other share class returns, which may be higher or lower than Class A share returns. See page 6 for more information on benchmark and peer group returns.
2.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Principal Amount	Value

Short-Term Investments 100.1%†
Certificates of Deposit 2.8%
Canadian Imperial Bank of Commerce 2.54% (1 Month LIBOR + 0.26%), due 11/13/18 (a)	$4,000,000	$4,000,000
Royal Bank of Canada 2.504% (3 Month LIBOR + 0.17%), due 6/17/19 (a)	5,000,000	5,000,000

Total Certificates of Deposit (Cost $9,000,000)		9,000,000

Financial Company Commercial Paper 13.9%
GlaxoSmithKline Finance PLC 2.34%, due 11/14/18 (b)(c)	5,000,000	4,995,793
JP Morgan Securities LLC 2.275%, due 11/13/18 (c)	5,000,000	4,996,167
Massachusetts Mutual Life Insurance Co. (b)(c)
2.222%, due 11/8/18	5,000,000	4,997,812
2.252%, due 11/21/18	5,000,000	4,993,611
National Rural Utilities Cooperative Finance Corp. (c)
2.26%, due 11/15/18	5,000,000	4,995,644
2.284%, due 11/27/18	5,000,000	4,991,803
Nationwide Life Insurance Co. (b)(c)
2.268%, due 11/19/18	5,000,000	4,994,350
2.282%, due 11/26/18	5,000,000	4,992,118
Toronto-Dominion Bank 2.568% (3 Month LIBOR + 0.23%), due 3/20/19 (a)(b)	5,000,000	5,000,000

Total Financial Company Commercial Paper (Cost $44,957,298)		44,957,298

Other Commercial Paper 54.2%
Apple, Inc. (b)(c)
2.195%, due 11/1/18	5,000,000	5,000,000
2.21%, due 11/7/18	5,000,000	4,998,175
Archer-Daniels-Midland Co. (b)(c)
2.26%, due 11/20/18	5,000,000	4,994,062
2.276%, due 11/28/18	5,000,000	4,991,450
Army and Air Force Exchange Service (b)(c)
2.215%, due 11/9/18	5,000,000	4,997,533
2.256%, due 11/28/18	5,000,000	4,991,637
BASF SE (b)(c)
2.215%, due 11/1/18	5,000,000	5,000,000
2.228%, due 11/6/18	5,000,000	4,998,424
Canadian National Railway Co. (b)(c)
2.26%, due 11/15/18	5,000,000	4,995,606
2.312%, due 12/4/18	5,000,000	4,989,550
Caterpillar Financial Services Corp. 2.45%, due 11/26/18 (c)	5,000,000	4,991,910
Chevron Corp. 2.175%, due 11/6/18 (b)(c)	5,000,000	4,998,493

	Principal Amount	Value
Other Commercial Paper (continued)
Cummins, Inc. 2.258%, due 11/14/18 (b)(c)	$5,000,000	$4,995,883
Emerson Electric Co. 2.252%, due 11/16/18 (b)(c)	5,000,000	4,995,312
Exxon Mobil Corp. 2.21%, due 11/13/18 (c)	5,000,000	4,996,333
General Dynamics Corp. (b)(c)
2.255%, due 11/13/18	5,000,000	4,996,300
2.27%, due 11/20/18	5,000,000	4,993,983
Home Depot, Inc. 2.235%, due 11/9/18 (b)(c)	5,000,000	4,997,578
IBM Credit LLC (b)(c)
2.26%, due 11/20/18	5,000,000	4,994,036
2.313%, due 12/14/18	5,000,000	4,986,264
John Deere Canada ULC (b)(c)
2.218%, due 11/2/18	5,000,000	4,999,692
2.225%, due 11/5/18	5,000,000	4,998,767
Novartis Finance Corp. 2.254%, due 11/27/18 (b)(c)	5,000,000	4,991,839
PACCAR Financial Corp. 2.24%, due 11/7/18 (c)	5,000,000	4,998,150
Praxair, Inc. (c)
2.214%, due 11/2/18	5,000,000	4,999,699
2.221%, due 11/8/18	5,000,000	4,997,871
Roche Holdings, Inc. (b)(c)
2.208%, due 11/6/18	5,000,000	4,998,479
2.238%, due 11/19/18	5,000,000	4,994,400
Schlumberger Investment SA (b)(c)
2.195%, due 11/2/18	5,000,000	4,999,690
2.21%, due 11/5/18	5,000,000	4,998,761
Siemens Capital Co., LLC (b)(c)
2.308%, due 12/12/18	5,000,000	4,987,074
2.309%, due 12/12/18	5,000,000	4,987,074
Total Capital Canada Ltd. 2.175%, due 11/1/18 (b)(c)	5,000,000	5,000,000
Toyota Motor Credit Corp. 2.275%, due 12/13/18 (c)	5,000,000	4,986,875
Unilever Capital Corp. 2.302%, due 12/12/18 (b)(c)	5,000,000	4,987,074

Total Other Commercial Paper (Cost $174,827,974)		174,827,974

Treasury Debt 10.1%
United States Treasury Bills (c)
(zero coupon), due 11/1/18	4,213,000	4,213,000
2.206%, due 12/11/18	20,242,000	20,193,194
2.207%, due 12/11/18	2,086,000	2,080,971
United States Treasury Notes
1.125%, due 5/31/19	3,000,000	2,979,718
1.25%, due 4/30/19	3,000,000	2,984,717

Total Treasury Debt (Cost $32,451,600)		32,451,600

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Treasury Repurchase Agreements 16.8%
Bank of America N.A. 2.19%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $15,000,913 (Collateralized by United States Treasury securities with rates between 0.00% and 3.625% and maturity dates between 5/15/25 and 4/15/28, with a Principal Amount of $9,482,740 and a Market Value of $15,300,160)	$15,000,000	$15,000,000
RBC Capital Markets LLC 2.18%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $24,387,477 (Collateralized by United States Treasury securities with rates between 0.25% and 2.25% and maturity dates between 1/31/22 and 11/15/25, with a Principal Amount of $24,586,400 and a Market Value of $24,875,247)	24,386,000	24,386,000
TD Securities (U.S.A.) LLC 2.18%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $15,000,908 (Collateralized by a United States Treasury Note with a rate of 2.25% and maturity date of 1/31/24, with a Principal Amount of $15,752,900 and a Market Value of $15,300,004)	15,000,000	15,000,000

Total Treasury Repurchase Agreements (Cost $54,386,000)		54,386,000

	Principal Amount	Value
U.S. Government Agency Debt 2.3%
Federal Home Loan Bank 2.21%, due 11/16/18 (c)	$5,230,000	$5,225,249
Tennessee Valley Authority 2.21%, due 11/13/18 (c)	2,200,000	2,198,398

Total U.S. Government Agency Debt (Cost $7,423,647)		7,423,647

Total Short-Term Investments (Amortized Cost $323,046,519)	100.1%	323,046,519
Other Assets, Less Liabilities	(0.1)	(376,742)
Net Assets	100.0%	$322,669,777

†	Percentages indicated are based on Fund net assets.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Interest rate shown represents yield to maturity.

The following abbreviation is used in the preceding pages:

LIBOR—London	Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$9,000,000	$—	$9,000,000
Financial Company Commercial Paper	—	44,957,298	—	44,957,298
Other Commercial Paper	—	174,827,974	—	174,827,974
Treasury Debt	—	32,451,600	—	32,451,600
Treasury Repurchase Agreements	—	54,386,000	—	54,386,000
U.S. Government Agency Debt	—	7,423,647	—	7,423,647

Total Investments in Securities	$—	$323,046,519	$—	$323,046,519

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (amortized cost $268,660,519)	$268,660,519
Repurchase agreements, at value (amortized cost $54,386,000)	54,386,000
Cash	953
Receivables:
Fund shares sold	1,631,416
Interest	52,706
Other assets	40,371

Total assets	324,771,965

Liabilities
Payables:
Fund shares redeemed	1,846,451
Manager (See Note 3)	110,021
Transfer agent (See Note 3)	91,192
Custodian	17,693
Shareholder communication	17,143
Professional fees	6,738
Trustees	777
Accrued expenses	6,320
Dividend payable	5,853

Total liabilities	2,102,188

Net assets	$322,669,777

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,227,209
Additional paid-in capital	319,442,783

322,669,992
Total distributable earnings (loss)	(215)

Net assets	$322,669,777

Class A
Net assets applicable to outstanding shares	$235,854,505

Shares of beneficial interest outstanding	235,885,172

Net asset value and offering price per share outstanding	$1.00

Investor Class
Net assets applicable to outstanding shares	$26,548,298

Shares of beneficial interest outstanding	26,560,275

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$37,283,937

Shares of beneficial interest outstanding	37,289,783

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$22,983,037

Shares of beneficial interest outstanding	22,985,665

Net asset value and offering price per share outstanding	$1.00

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$5,704,214
Other	1,116

Total income	5,705,330

Expenses
Manager (See Note 3)	1,291,567
Transfer agent (See Note 3)	537,120
Registration	100,686
Professional fees	73,153
Shareholder communication	36,732
Custodian	33,951
Trustees	7,159
Miscellaneous	14,025

Total expenses before waiver/reimbursement	2,094,393
Expense waiver/reimbursement from Manager (See Note 3)	(39,405)

Net expenses	2,054,988

Net investment income (loss)	3,650,342

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(8)

Net increase (decrease) in net assets resulting from operations	$3,650,334

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,650,342	$935,421
Net realized gain (loss) on investments	(8)	50

Net increase (decrease) in net assets resulting from operations	3,650,334	935,471

Distributions to shareholders(1):
Class A	(2,760,996)
Investor Class	(256,309)
Class B	(385,826)
Class C	(247,211)

	(3,650,342)

Dividends to shareholders from net investment income:
Class A		(726,645)
Investor Class		(102,568)
Class B		(89,200)
Class C		(69,767)

		(988,180)

Total dividends and distributions to shareholders	(3,650,342)	(988,180)

Capital share transactions:
Net proceeds from sale of shares	333,214,701	311,082,298
Net asset value of shares issued to shareholders in reinvestment of dividends	3,557,971	902,460
Cost of shares redeemed	(342,943,592)	(362,582,051)

Increase (decrease) in net assets derived from capital share transactions	(6,170,920)	(50,597,293)

Net increase (decrease) in net assets	(6,170,928)	(50,650,002)

Net Assets
Beginning of year	328,840,705	379,490,707

End of year(2)	$322,669,777	$328,840,705

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(74) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017		2016		2015		2014
Net asset value at beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	1.21%	0.35%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.20%	0.32%		0.02%		0.01%		0.01%
Net expenses	0.57%	0.59%		0.43%		0.13%		0.11%
Expenses (before waiver/reimbursement)	0.57%	0.60%		0.64%		0.64%		0.64%
Net assets at end of year (in 000’s)	$235,855	$227,572		$226,181		$243,517		$230,330

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2018	2017		2016		2015		2014
Net asset value at beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.98%	0.20%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.97%	0.18%		0.02%		0.01%		0.01%
Net expenses	0.80%	0.73%		0.43%		0.14%		0.11%
Expenses (before waiver/reimbursement)	0.84%	0.79%		0.83%		0.87%		0.89%
Net assets at end of year (in 000’s)	$26,548	$27,087		$58,658		$56,512		$56,177

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017		2016		2015		2014
Net asset value at beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.98%	0.20%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.96%	0.17%		0.02%		0.01%		0.01%
Net expenses	0.80%	0.73%		0.43%		0.14%		0.11%
Expenses (before waiver/reimbursement)	0.84%	0.79%		0.83%		0.87%		0.89%
Net assets at end of year (in 000’s)	$37,284	$43,351		$53,341		$58,152		$63,581

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2018	2017		2016		2015		2014
Net asset value at beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss) (a)	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00)‡	0.00	‡	0.00	‡	(0.00	)‡	(0.00	)‡

Total from investment operations	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (b)	0.98%	0.20%		0.01%		0.01%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.94%	0.17%		0.02%		0.01%		0.01%
Net expenses	0.80%	0.73%		0.43%		0.13%		0.11%
Expenses (before waiver/reimbursement)	0.84%	0.79%		0.83%		0.87%		0.89%
Net assets at end of year (in 000’s)	$22,983	$30,831		$41,311		$41,050		$36,939

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay Money Market Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has five classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale.

Class A, Class I and Investor Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class T shares are currently expected to be offered at NAV without an initial sales charge. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Investor Class shares may convert automatically to Class A shares and Class A shares may convert automatically to Investor Class shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

(B)  Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

17

Notes to Financial Statements (continued)

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2018, is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by

18	MainStay Money Market Fund

the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Debt Securities.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of the Fund’s average daily net assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; and Class C, 0.80%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to Class T shares. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments may voluntarily waive or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,291,567. Additionally,

19

Notes to Financial Statements (continued)

New York Life Investments reimbursed expenses in the amount of $39,405, without which the Fund’s total returns would have been lower.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. During the year ended October 31, 2018, the Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C of $27,445, $179, $47,481 and $16,452, respectively.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$203,091
Investor Class	94,595
Class B	144,654
Class C	94,780

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,779	$(141)	$(5,853)	$—	$(215)

The other temporary differences are primarily due to dividends payable.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $141 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—(a)	$—

(a)	Less than 1,000.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$3,650,342	$988,180

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

20	MainStay Money Market Fund

Note 6–Capital Share Transactions

Class A (at $1 per share)	Shares
Year ended October 31, 2018:
Shares sold	284,906,430
Shares issued to shareholders in reinvestment of dividends and distributions	2,687,453
Shares redeemed	(286,642,779)

Net increase (decrease) in shares outstanding before conversion	951,104
Shares converted into Class A (See Note 1)	10,972,124
Shares converted from Class A (See Note 1)	(3,641,126)

Net increase (decrease)	8,282,102

Year ended October 31, 2017:
Shares sold	230,832,054
Shares issued to shareholders in reinvestment of dividends and distributions	673,838
Shares redeemed	(267,898,343)

Net increase (decrease) in shares outstanding before conversion	(36,392,451)
Shares converted into Class A (See Note 1)	41,236,776
Shares converted from Class A (See Note 1)	(3,420,770)

Net increase (decrease)	1,423,555

Investor Class (at $1 per share)	Shares
Year ended October 31, 2018:
Shares sold	27,361,559
Shares issued to shareholders in reinvestment of dividends and distributions	247,655
Shares redeemed	(20,939,279)

Net increase (decrease) in shares outstanding before conversion	6,669,935
Shares converted into Investor Class (See Note 1)	3,717,379
Shares converted from Investor Class (See Note 1)	(10,925,800)

Net increase (decrease)	(538,486)

Year ended October 31, 2017:
Shares sold	40,171,786
Shares issued to shareholders in reinvestment of dividends and distributions	86,374
Shares redeemed	(34,648,952)

Net increase (decrease) in shares outstanding before conversion	5,609,208
Shares converted into Investor Class (See Note 1)	3,639,222
Shares converted from Investor Class (See Note 1)	(40,811,279)

Net increase (decrease)	(31,562,849)

Class B (at $1 per share)	Shares
Year ended October 31, 2018:
Shares sold	3,017,330
Shares issued to shareholders in reinvestment of dividends and distributions	380,517
Shares redeemed	(9,387,697)

Net increase (decrease) in shares outstanding before conversion	(5,989,850)
Shares converted into Class B (See Note 1)	34
Shares converted from Class B (See Note 1)	(77,057)

Net increase (decrease)	(6,066,873)

Year ended October 31, 2017:
Shares sold	6,687,777
Shares issued to shareholders in reinvestment of dividends and distributions	80,358
Shares redeemed	(16,508,386)
Net increase (decrease) in shares outstanding before conversion	(9,740,251)
Shares converted from Class B (See Note 1)	(242,742)

Net increase (decrease)	(9,982,993)

Class C (at $1 per share)	Shares
Year ended October 31, 2018:
Shares sold	17,929,357
Shares issued to shareholders in reinvestment of dividends and distributions	242,346
Shares redeemed	(25,973,838)

Net increase (decrease) in shares outstanding before conversion	(7,802,135)
Shares converted from Class C (See Note 1)	(45,554)

Net increase (decrease)	(7,847,689)

Year ended October 31, 2017:
Shares sold	33,390,681
Shares issued to shareholders in reinvestment of dividends and distributions	61,890
Shares redeemed	(43,526,370)
Net increase (decrease) in shares outstanding before conversion	(10,073,799)
Shares converted into Class C (See Note 1)	13,726
Shares converted from Class C (See Note 1)	(414,933)

Net increase (decrease)	(10,475,006)

Note 7–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

21

Notes to Financial Statements (continued)

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The Mainstay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mainstay Money Market Fund (the Fund), one of the funds constituting The Mainstay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

23

Federal Income Tax Information

(Unaudited)

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nyinvestments.com/funds or on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nyinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

24	MainStay Money Market Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

26	MainStay Money Market Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

27

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay Money Market Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1715987 MS293-18	MSMM11-12/18 (NYLIM) NL214

MainStay MacKay Tax Free Bond Fund (Formerly known as MainStay Tax Free Bond Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–3.60 0.94%	3.49 4.44%	4.96 5.45%	0.81 0.81%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–3.58 0.97	3.46 4.42	4.91 5.40	0.79 0.79
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–4.09 0.81	3.84 4.18	5.14 5.14	1.04 1.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–0.27 0.71	4.16 4.16	5.13 5.13	1.04 1.04
Class I Shares	No Sales Charge		12/21/2009	1.19	4.68	4.97	0.56

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays Municipal Bond Index[4]	–0.51%	3.25%	4.80%
Morningstar Muni National Long Category Average[5]	–0.88	3.52	4.94

4.

The Bloomberg Barclays Municipal Bond Index is the Fund’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays Municipal Bond Index is considered representative of the broad-based market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These portfolios have durations of more than 7.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,008.70	$4.05	$1,021.17	$4.08	0.80%

Investor Class Shares	$1,000.00	$1,008.80	$3.95	$1,021.27	$3.97	0.78%

Class B Shares	$1,000.00	$1,007.50	$5.21	$1,020.01	$5.24	1.03%

Class C Shares	$1,000.00	$1,007.50	$5.21	$1,020.01	$5.24	1.03%

Class I Shares	$1,000.00	$1,010.00	$2.74	$1,022.48	$2.75	0.54%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

New York	15.6%
California	14.6
Illinois	11.5
Puerto Rico	7.7
New Jersey	4.8
South Carolina	4.8
Texas	4.8
Michigan	3.1
Connecticut	2.8
Nebraska	2.2
U.S. Virgin Islands	2.1
Colorado	2.0
Pennsylvania	1.9
Arkansas	1.6
Guam	1.4
Virginia	1.4
Florida	1.3
Oklahoma	1.0
Montana	1.0
District of Columbia	0.9
Maryland	0.9
Missouri	0.9
Rhode Island	0.9
Arizona	0.8
Georgia	0.8
Alabama	0.7

Massachusetts	0.7%
Ohio	0.7
Kansas	0.6
Louisiana	0.6
Tennessee	0.6
Washington	0.6
Indiana	0.5
Wisconsin	0.5
Iowa	0.4
Oregon	0.4
North Dakota	0.3
Utah	0.3
New Hampshire	0.2
New Mexico	0.2
Wyoming	0.2
Alaska	0.1
Hawaii	0.1
Kentucky	0.1
Mississippi	0.1
South Dakota	0.1
Minnesota	0.0	‡
North Carolina	0.0	‡
Other Assets, Less Liabilities	1.2

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2018 (Unaudited)

1.	New York State Dormitory Authority, Sales Tax, Revenue Bonds, 5.00%, due 3/15/34–3/15/44

2.	Puerto Rico Highway & Transportation Authority, Revenue Bonds, 5.25%–5.50%, due 7/1/21–7/1/41

3.	South Carolina Public Service Authority, Revenue Bonds, 5.00%, due 12/1/29–12/1/56

4.	New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds, 5.00%, due 5/1/32–5/1/42

5.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/32–9/1/42
6.	Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation, (zero coupon)-6.00%, due 7/1/19–7/1/37

7.	City of Chicago IL, Wastewater Transmission, Revenue Bonds, 5.00%–5.25%, due 1/1/28–1/1/47

8.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%, due 9/1/30–10/1/39

9.	North Texas Tollway Authority, Revenue Bonds, 5.00%, due 1/1/34–1/1/40

10.	State of California, Unlimited General Obligation, 5.00%–6.25%, due 11/1/34–10/1/39

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer and Frances Lewis of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Tax Free Bond Fund returned 1.19%, outperforming the –0.51% return of the Fund’s primary benchmark, the Bloomberg Barclays Municipal Bond Index. Over the same period, Class I shares also outperformed the –0.88% return of the Morningstar Muni National Long Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Security selection, specifically exposure to Puerto Rico and Virgin Islands issued debt, made a positive contribution to the Fund’s performance relative to the Bloomberg Barclays Municipal Bond Index during the period. (Contributions take weightings and total returns into account.) The Fund’s barbell yield curve2 strategy further enhanced performance as the municipal yield curve continued to flatten in line with the U.S. Treasury yield curve. Lastly, the Fund’s underweight exposure to high-grade, state general obligation credits contributed positively to performance, as this sector underperformed the general municipal market.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The use of derivatives, specifically U.S. Treasury futures, allowed the Fund to manage its effective duration3 and maximize an attractive tax-exempt income stream for our shareholders.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Tax Free Bond Fund was renamed MainStay MacKay Tax Free Bond Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration strategy during the reporting period?

The Fund maintained a slightly defensive duration profile versus the Bloomberg Barclays Municipal Bond Index during the period. As of October 31, 2018, the Fund’s duration was 4.89 years compared to a benchmark duration of 5.39 years.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Relative to the Bloomberg Barclays Municipal Bond Index, underweight exposure to state general obligation and pre-refunded issued bonds, along with an overweight exposure to special tax bonds, made the strongest contributions to the Fund’s performance during the period. Overweight exposure in lease-backed bonds were the largest detractors during the period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Some of the Fund’s largest purchases during the reporting period were in intermediate- to long-term maturity bonds featuring attractive spreads.4 Specifically, two of the largest purchases were in South Carolina Patriots Energy five-year mandatory put bonds and New York Dormitory Authority sales tax revenue bonds, both strong AA-rated credits.5 We believed that, as credit spreads compressed during the period, it made sense to increase the credit quality of the overall portfolio, where possible. Two of the largest sales executed during the period were short-maturity bonds to meet redemptions near the end of the reporting period.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s two largest decreases in sector exposure during the reporting period were in the hospital and pre-refunded sectors. The housing and water/sewer sectors saw the two largest increases.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

5.

An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

9

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund held overweight positions in the special tax, local general obligation and leasing sectors relative to the Bloomberg Barclays Municipal Bond Index. In terms of credit quality, the Fund was overweight in AA-rated securities. As of the same date, the Fund held benchmark-relative underweight exposure to the state general obligation, pre-refunded and hospital sectors, as well as AAA- and A-rated securities.6 The Fund also maintained a slightly defensive duration posture.

6.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Municipal Bonds 98.8%†
Alabama 0.7%
City of Birmingham AL, Unlimited General Obligation Series A 5.00%, due 3/1/43	$4,150,000	$4,460,088
Houston County Health Care Authority, Southeast Alabama Medical, Revenue Bonds
5.00%, due 10/1/25	1,000,000	1,093,950
5.00%, due 10/1/30	3,700,000	3,942,572
University of South Alabama, Revenue Bonds
Insured: AGM 4.00%, due 11/1/35	2,000,000	2,034,280
Insured: AGM 5.00%, due 11/1/29	1,110,000	1,255,010
Insured: AGM 5.00%, due 11/1/30	2,000,000	2,249,240
Water Works Board of the City of Birmingham, Revenue Bonds Series B 5.00%, due 1/1/32	6,140,000	6,914,193

		21,949,333

Alaska 0.1%
Alaska Industrial Development & Export Authority, FairBanks Community Hospital, Revenue Bonds 5.00%, due 4/1/32	3,550,000	3,764,456

Arizona 0.8%
Arizona Health Facilities Authority, Phoenix Children’s Hospital, Revenue Bonds Series A 5.00%, due 2/1/42	1,000,000	1,046,550
Salt River Project Agricultural Improvement & Power District, Electric System, Revenue Bonds
Series A 5.00%, due 1/1/38	10,000,000	11,300,700
Series A 5.00%, due 1/1/39	10,000,000	11,275,500

		23,622,750

Arkansas 1.6%
City of Fort Smith AR, Water & Sewer, Revenue Bonds
Insured: BAM 5.00%, due 10/1/27	1,945,000	2,221,598
Insured: BAM 5.00%, due 10/1/28	1,535,000	1,744,021

	Principal Amount	Value
Arkansas (continued)
City of Fort Smith AR, Water & Sewer, Revenue Bonds (continued)
Insured: BAM 5.00%, due 10/1/29	$1,075,000	$1,214,922
Insured: BAM 5.00%, due 10/1/31	2,335,000	2,618,072
County of Pulaski AR, Arkansas Children’s Hospital, Revenue Bonds 5.00%, due 3/1/34	2,000,000	2,206,720
Pulaski County Special School District, Limited General Obligation 4.00%, due 2/1/48	15,500,000	15,419,710
Springdale Public Facilities Board, Arkansas Children’s Northwest, Revenue Bonds 5.00%, due 3/1/34	2,890,000	3,205,415
Springdale School District No. 50, Limited General Obligation
4.00%, due 6/1/36	2,500,000	2,535,775
4.00%, due 6/1/40	11,000,000	10,999,670
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/29	1,315,000	1,503,992
5.00%, due 10/1/30	1,110,000	1,263,657
5.00%, due 10/1/31	1,205,000	1,367,265

		46,300,817

California 14.6%
Anaheim City School District, Election 2016, Unlimited General Obligation Series A 4.00%, due 8/1/48	18,200,000	18,454,254
Anaheim Public Financing Authority, Public Improvements Project, Revenue Bonds
Series C, Insured: AGM (zero coupon), due 9/1/31	11,990,000	7,213,184
Series A-1, Insured: NATL-RE 4.75%, due 9/1/33	15,675,000	15,704,155
Antelope Valley Community College District, Election 2016, Unlimited General Obligation Series A 4.50%, due 8/1/38	15,000,000	15,988,200
California Educational Facilities Authority, Loma Linda University, Revenue Bonds Series A 5.00%, due 4/1/42	390,000	426,949
California Educational Facilities Authority, Prerefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	745,000	831,331

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Educational Facilities Authority, Unrefunded—University of San Francisco, Revenue Bonds 6.125%, due 10/1/30	$780,000	$866,869
California Health Facilities Financing Authority, Dignity Health, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,085,320
California Health Facilities Financing Authority, Providence St. Joseph Health, Revenue Bonds Series A 4.00%, due 10/1/35	1,230,000	1,253,395
California Health Facilities Financing Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/41	5,000,000	5,451,100
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/22	390,000	427,752
5.00%, due 12/1/23	405,000	450,769
5.00%, due 12/1/24	425,000	478,707
5.00%, due 12/1/25	450,000	511,322
5.00%, due 12/1/26	470,000	536,637
5.00%, due 12/1/27	495,000	568,503
5.00%, due 12/1/28	520,000	593,242
California School Facilities Financing Authority, Azusa Unified School District, Revenue Bonds Insured: AGM (zero coupon), due 8/1/49	16,000,000	3,375,360
California State Educational Facilities Authority, Sutter Health, Revenue Bonds Series A 5.00%, due 11/15/34	5,000,000	5,556,300
California State Public Works Board, Various Capital Project, Revenue Bonds
Series G-1 5.75%, due 10/1/30	1,400,000	1,451,310
Series I-1 6.625%, due 11/1/34	170,000	170,250
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	780,000	786,068

	Principal Amount	Value
California (continued)
California Statewide Communities Development Authority, Cottage Health Obligation Group, Revenue Bonds 5.25%, due 11/1/30	$1,475,000	$1,559,163
City of Escondido CA, Unlimited General Obligation 5.00%, due 9/1/36	5,000,000	5,642,900
City of Long Beach CA, Airport System, Revenue Bonds Series A 5.00%, due 6/1/30	5,000,000	5,217,000
City of Los Angeles, Department of Airports, Revenue Bonds (a)
Series C 5.00%, due 5/15/27	6,990,000	8,104,346
Series C 5.00%, due 5/15/28	2,500,000	2,914,225
Series C 5.00%, due 5/15/29	2,500,000	2,865,450
City of Los AnglesCA, Wastewater Revenue, Revenue Bonds 5.00%, due 6/1/43	10,000,000	11,285,900
City of Richmond CA, Wastewater Revenue, Revenue Bonds Series A 5.25%, due 8/1/47	10,000,000	11,364,800
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation Series F, Insured: BAM 5.00%, due 8/1/46	12,385,000	13,565,043
Coast Community College District, Election 2012, Unlimited General Obligation Series D 4.50%, due 8/1/39	20,000,000	21,417,000
Colton Joint Unified School District, Unlimited General Obligation Series B, Insured: BAM 4.00%, due 8/1/30	3,495,000	3,680,480
Etiwanda School District, Election 2016, Unlimited General Obligation Series A 5.00%, due 8/1/46	5,725,000	6,352,574
Firebaugh-Las Deltas Unified School District, Election 2016, Unlimited General Obligation Series A, Insured: AGM 5.25%, due 8/1/41	3,000,000	3,414,300
Fontana Public Finance Authority, Revenue Bonds Series A, Insured: BAM 5.00%, due 9/1/32	2,640,000	2,886,418

12	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	$14,800,000	$6,643,720
Series C (zero coupon), due 8/1/36	15,500,000	6,456,370
Fresno Unified School District, Election 2001, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,659,380
Series G (zero coupon), due 8/1/33	10,000,000	4,114,700
Series G (zero coupon), due 8/1/41	23,485,000	5,513,339
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/40	5,410,000	5,953,218
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1 5.00%, due 6/1/31	15,000,000	16,522,350
Lennox School District, Election 2016, Unlimited General Obligation Insured: AGM 5.25%, due 8/1/42	5,000,000	5,614,250
Live Oak Elementary School District, Certificates of Participation Insured: AGM 5.00%, due 8/1/39	3,205,000	3,501,302
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM 5.00%, due 8/1/27	1,160,000	1,328,908
Insured: AGM 5.00%, due 8/1/28	1,755,000	2,003,561
Insured: AGM 5.00%, due 8/1/29	2,535,000	2,885,641
Oceanside Unified School District, Unrefunded Election 2008, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	560,000	72,660
Paramount Unified School District, Unlimited General Obligation Insured: BAM (zero coupon), due 8/1/43	25,000,000	5,651,250
Pomona Unified School District, Election 2008, Unlimited General Obligation Series E, Insured: AGM 5.00%, due 8/1/30	3,285,000	3,564,619

	Principal Amount	Value
California (continued)
Riverside County Redevelopment Successor Agency, Jurupa Valley Project, Tax Allocation
Series B, Insured: BAM 5.00%, due 10/1/28	$2,510,000	$2,846,415
Series B, Insured: BAM 5.00%, due 10/1/29	875,000	989,345
Series B, Insured: BAM 5.00%, due 10/1/30	2,645,000	2,978,296
Riverside County Transportation Commission, Limited Tax, Revenue Bonds Series B 5.00%, due 6/1/35	23,920,000	27,533,355
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation Series A, Insured: AGM 5.00%, due 8/1/30	1,000,000	1,108,380
San Diego Association of Governments, South Bay Expressway, Senior Lien, Revenue Bonds
Series A 5.00%, due 7/1/30	2,475,000	2,848,057
Series A 5.00%, due 7/1/32	1,800,000	2,055,096
Series A 5.00%, due 7/1/38	1,150,000	1,284,285
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds Series A 5.00%, due 10/15/44	3,000,000	3,312,540
San Jose Redevelopment Agency Successor Agency, Tax Allocation Series A 5.00%, due 8/1/34	20,000,000	23,006,800
San Marcos School Financing Authority, Revenue Bonds
Insured: AGM 5.00%, due 8/15/33	500,000	577,965
Insured: AGM 5.00%, due 8/15/34	1,000,000	1,150,920
Insured: AGM 5.00%, due 8/15/35	1,000,000	1,145,110
Insured: AGM 5.00%, due 8/15/36	1,100,000	1,253,263
San Mateo Union High School District, Election 2010, Unlimited General Obligation (zero coupon), due 9/1/41	6,000,000	4,950,660

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Santa Clara County Financing Authority, Revenue Bonds Series Q 4.00%, due 5/15/33	$5,000,000	$5,174,450
Santa Clara Valley Transportation Authority, Revenue Bonds Series A 5.00%, due 4/1/35	3,900,000	4,356,768
Simi Valley Unified School District, Election 2016, Unlimited General Obligation
Series A 5.00%, due 8/1/38	1,000,000	1,129,010
Series A 5.00%, due 8/1/39	1,000,000	1,124,970
Series A 5.00%, due 8/1/40	1,195,000	1,338,555
Solano County Community College District, Election 2012, Unlimited General Obligation Series C 5.25%, due 8/1/42	16,460,000	18,719,793
Southern California Public Power Authority, Apex Power Project, Revenue Bonds Series A 5.00%, due 7/1/33	4,500,000	5,055,120
Southwestern Community College District, Election 2008, Unlimited General Obligation Series C (zero coupon), due 8/1/46	13,000,000	3,771,040
State of California, Unlimited General Obligation
5.00%, due 8/1/35	22,000,000	24,945,580
5.25%, due 10/1/39	5,635,000	6,376,002
6.00%, due 11/1/35	2,500,000	2,599,000
6.25%, due 11/1/34	4,000,000	4,170,280
Tahoe-Truckee Unified School District, Unlimited General Obligation Series B 5.00%, due 8/1/41	2,200,000	2,448,952
Twin Rivers Unified School District, Unrefunded Election 2006, Unlimited General Obligation Insured: AGM (zero coupon), due 8/1/32	5,120,000	3,006,669
University of California, Revenue Bonds Series AV 5.00%, due 5/15/42	1,725,000	1,921,219

	Principal Amount	Value
California (continued)
Westminster School District, Election 2008, Unlimited General Obligation Series B, Insured: BAM (zero coupon), due 8/1/48	$13,900,000	$2,170,902
Yosemite Community College District, Election 2004, Unlimited General Obligation Series D (zero coupon), due 8/1/42	15,920,000	10,527,418

		432,812,059

Colorado 2.0%
City of Colorado Springs CO, Utilities System, Revenue Bonds
Series A-2 4.00%, due 11/15/32	530,000	555,461
Series A-4 4.00%, due 11/15/32	855,000	896,074
Series A-2 4.00%, due 11/15/33	600,000	626,232
Series A-4 4.00%, due 11/15/33	700,000	730,604
Series A-2 4.00%, due 11/15/34	430,000	447,320
Series A-4 4.00%, due 11/15/34	900,000	936,252
Series A-2 4.00%, due 11/15/35	385,000	397,216
Series A-4 4.00%, due 11/15/35	740,000	763,480
Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan, Revenue Bonds 5.625%, due 6/1/43	1,180,000	1,269,196
Colorado State Housing & Finance Authority, Revenue Bonds Series C 4.25%, due 11/1/48	6,060,000	6,392,573
Denver City & County Airport Revenue Series A 5.00%, due 12/1/25 (a)	5,370,000	6,057,736
Denver Convention Center Hotel Authority, Revenue Bonds
5.00%, due 12/1/30	1,305,000	1,422,920
5.00%, due 12/1/31	1,395,000	1,518,472
5.00%, due 12/1/32	2,500,000	2,713,375
5.00%, due 12/1/36	1,000,000	1,064,880
Rampart Range Metropolitan District No. 1, Revenue Bonds Insured: AGM 5.00%, due 12/1/42	13,205,000	14,390,677

14	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Regional Transportation District, Certificates of Participation Series A 4.50%, due 6/1/44	$15,500,000	$16,097,060
Vista Ridge Metropolitan District, Unlimited General Obligation Series A, Insured: BAM 5.00%, due 12/1/31	1,250,000	1,363,475

		57,643,003

Connecticut 2.8%
City of Hartford CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	2,500,000	2,621,250
Series C, Insured: AGM 5.00%, due 7/15/32	7,470,000	8,166,578
Series C, Insured: AGM 5.00%, due 7/15/34	2,500,000	2,717,525
City of Hartford CT, Unrefunded, Unlimited General Obligation
Series A 5.00%, due 4/1/29	895,000	935,767
Series A, Insured: AGM 5.00%, due 4/1/32	195,000	206,131
Connecticut State Health & Educational Facility Authority, Quinnipiac University, Revenue Bonds Series L 5.00%, due 7/1/32	10,425,000	11,450,820
Connecticut State Housing Finance Authority, Revenue Bonds Subseries C-1 4.00%, due 11/15/45	6,000,000	6,262,560
State of Connecticut Special Tax, Transportation Infrastructure, Revenue Bonds
Series A 5.00%, due 9/1/30	5,000,000	5,419,650
Series A, Insured: BAM 5.00%, due 9/1/31	14,470,000	16,028,274
Series A 5.00%, due 9/1/33	13,000,000	14,129,960
State of Connecticut, Unlimited General Obligation Series F 5.00%, due 9/15/28	12,810,000	14,321,964

		82,260,479

	Principal Amount	Value
District of Columbia 0.9%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds 5.00%, due 6/1/42	$5,500,000	$5,663,240
District of Columbia, Gallery Place Project, Tax Allocation 5.00%, due 6/1/27	525,000	557,865
District of Columbia, KIPP Charter School, Revenue Bonds
6.00%, due 7/1/43	1,000,000	1,159,830
6.00%, due 7/1/48	1,575,000	1,826,732
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds
Series C, Insured: AGC 6.50%, due 10/1/41	8,000,000	9,769,920
Series B 6.50%, due 10/1/44	7,140,000	8,846,603

		27,824,190

Florida 1.3%
City of Miami Beach FL Parking, Revenue Bonds
Insured: BAM 5.00%, due 9/1/35	1,990,000	2,208,124
Insured: BAM 5.00%, due 9/1/40	2,500,000	2,737,100
City of Orlando FL, Unrefunded Third Lien, Tourist Development Tax, Revenue Bonds Insured: AGC 5.50%, due 11/1/38	4,375,000	4,386,112
County of Miami-Dade FL Aviation, Revenue Bonds 5.00%, due 10/1/31	750,000	839,258
County of Miami-Dade Florida Water & Sewer System, Revenue Bonds
Series A 4.00%, due 10/1/44	9,500,000	9,439,010
Series B 5.00%, due 10/1/31	10,000,000	11,174,000
Florida Housing Finance Corp., Revenue Bonds Insured:GNMA/FNMA/FHLMC 4.00%, due 7/1/49	2,750,000	2,870,945
JEA Electric System, Revenue Bonds Series B 4.00%, due 10/1/36	4,500,000	4,543,605
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Revenue Bonds 5.00%, due 8/1/31	1,500,000	1,622,595

		39,820,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia 0.8%
Appling County Development Authority, Georgia Power Co., Plant Hatch Project, Revenue Bonds 1.89%, due 9/1/41 (b)	$2,400,000	$2,400,000
Burke County Development Authority, Georgia Power Co., Vogtle Project, Revenue Bonds 1.89%, due 10/1/32 (b)	200,000	200,000
Dalton GA, Board of Water Light & Sinking Fund Commissioners, Revenue Bonds 5.00%, due 3/1/30	2,055,000	2,285,407
Heard County Development Authority, Georgia Power Co. Plant Wansley, Revenue Bonds 1.91%, due 9/1/29 (b)	3,300,000	3,300,000
Monroe County Development Authority, Georgia Power Co., Scherer Project, Revenue Bonds 1.89%, due 11/1/48 (b)	15,650,000	15,650,000

		23,835,407

Guam 1.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.125%, due 10/1/43 (a)	5,000,000	5,655,100
Guam Government, Waterworks Authority, Revenue Bonds
5.00%, due 7/1/36	1,750,000	1,832,653
5.00%, due 1/1/46	2,500,000	2,591,600
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM 5.00%, due 10/1/30	5,610,000	6,034,172
Series A, Insured: AGM 5.00%, due 10/1/44	655,000	698,400
Territory of Guam, Revenue Bonds
Series D 5.00%, due 11/15/35	8,350,000	8,847,076
Series A 5.125%, due 1/1/42	3,085,000	3,185,170
Series A 5.25%, due 1/1/36	2,000,000	2,098,980
Series A 6.50%, due 11/1/40	2,700,000	2,942,757
Territory of Guam, Section 30, Revenue Bonds
Series A 5.00%, due 12/1/27	2,265,000	2,472,270
Series A 5.00%, due 12/1/32	1,250,000	1,335,550

	Principal Amount	Value
Guam (continued)
Territory of Guam, Section 30, Revenue Bonds (continued)
Series A 5.00%, due 12/1/34	$2,290,000	$2,433,720
Series A 5.00%, due 12/1/36	1,000,000	1,055,710

		41,183,158

Hawaii 0.1%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Revenue Bonds 6.50%, due 7/1/39	3,000,000	3,080,010

Illinois 11.5%
Carol Stream Park District, Unlimited General Obligation Insured: BAM 5.00%, due 1/1/37	3,985,000	4,318,624
Chicago Board of Education, School Reform, Unlimited General Obligation Series A, Insured: NATL-RE (zero coupon), due 12/1/26	19,995,000	14,099,874
Chicago Board of Education, Special Tax 6.00%, due 4/1/46	19,485,000	22,267,653
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/27	8,250,000	9,178,207
Series C, Insured: AGM 5.00%, due 12/1/32	16,000,000	16,034,720
Series A, Insured: AGM 5.50%, due 12/1/39	11,455,000	12,152,609
Chicago O’Hare International Airport, Prerefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	1,815,000	1,947,604
Chicago O’Hare International Airport, Unrefunded Third Lien, Revenue Bonds Series A 5.625%, due 1/1/35	435,000	460,047
Chicago Park District, Limited General Obligation
Series A 5.00%, due 1/1/28	1,000,000	1,106,290
Series A 5.00%, due 1/1/29	750,000	822,195
Series A 5.00%, due 1/1/31	1,000,000	1,081,760
Series A 5.00%, due 1/1/35	2,000,000	2,128,540

16	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Transit Authority, Second Lien, Revenue Bonds 5.00%, due 12/1/46	$10,000,000	$10,459,300
Chicago, Unlimited General Obligation Series A 6.00%, due 1/1/38	20,000,000	22,231,400
City of Chicago IL Motor Fuel Tax, Revenue Bonds Insured: AGM 5.00%, due 1/1/33	4,725,000	4,943,248
City of Chicago IL, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 1/1/26	10,000,000	10,271,900
Series A, Insured: BAM 6.00%, due 1/1/38	6,000,000	6,895,980
City of Chicago IL, Wastewater Transmission, Revenue Bonds
5.00%, due 1/1/28	1,000,000	1,081,050
Series B, Insured: AGM 5.00%, due 1/1/30	7,585,000	8,307,547
5.00%, due 1/1/33	2,000,000	2,121,100
5.00%, due 1/1/39	8,420,000	8,865,081
5.00%, due 1/1/44	13,840,000	14,564,939
Series A 5.00%, due 1/1/47	7,675,000	8,025,057
Series A, Insured: AGM 5.25%, due 1/1/42	4,000,000	4,327,720
City of Chicago IL, Wastewater, Revenue Bonds
5.00%, due 11/1/27	1,000,000	1,087,840
Series 2017-2, Insured: AGM 5.00%, due 11/1/28	2,000,000	2,233,120
5.00%, due 11/1/29	1,700,000	1,836,867
Series 2017-2, Insured: AGM 5.00%, due 11/1/30	3,000,000	3,300,990
Series 2017-2, Insured: AGM 5.00%, due 11/1/32	5,000,000	5,465,550
Series 2017-2, Insured: AGM 5.00%, due 11/1/33	10,000,000	10,891,300
Insured: AGM 5.25%, due 11/1/33	4,535,000	5,043,101
Insured: AGM 5.25%, due 11/1/34	1,785,000	1,979,244
Insured: AGM 5.25%, due 11/1/35	3,025,000	3,342,050
City of Country Club Hills IL, Unlimited General Obligation Insured: BAM 4.50%, due 12/1/31	455,000	470,429

	Principal Amount	Value
Illinois (continued)
Cook County Community College District No. 508, City College of Chicago, Unlimited General Obligation Insured: BAM 5.50%, due 12/1/38	$5,000,000	$5,451,900
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM 5.00%, due 12/1/30	3,370,000	3,667,706
Series C, Insured: BAM 5.00%, due 12/1/31	2,610,000	2,837,592
Illinois Finance Authority, Rehab Institute of Chicago, Revenue Bonds Series A 6.00%, due 7/1/43	9,600,000	10,413,216
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/31	5,000,000	5,410,850
Madison County Community Unit School, District No. 7 Edwardsville, Unlimited General Obligation
Insured: BAM 4.00%, due 12/1/18	1,240,000	1,241,773
Insured: BAM 4.00%, due 12/1/19	2,475,000	2,519,624
Insured: BAM 4.00%, due 12/1/20	2,085,000	2,137,751
Metropolitan Pier & Exposition Authority, Capital Appreciation, Revenue Bonds Series A, Insured: AGM (zero coupon), due 6/15/30	14,250,000	8,545,155
Metropolitan Pier & Exposition Authority, Capital Appreciation-McCormick, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 6/15/36	58,750,000	24,273,737
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/29	580,000	633,128
Rock Island County, Public Building Commission, Revenue Bonds
Insured: AGM 5.00%, due 12/1/31	500,000	546,120
Insured: AGM 5.00%, due 12/1/36	2,645,000	2,843,031
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM 5.00%, due 4/1/26	1,175,000	1,298,164

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds (continued)
Series B, Insured: BAM 5.00%, due 4/1/29	$1,620,000	$1,754,606
Series B, Insured: BAM 5.00%, due 4/1/30	1,000,000	1,077,140
State of Illinois, Unlimited General Obligation Insured: BAM 4.00%, due 6/1/41	12,600,000	12,056,940
United City of Yorkville, Special Tax Insured: AGM 5.00%, due 3/1/32	3,780,000	4,090,262
Village of Bellwood IL, Unlimited General Obligation Insured: AGM 5.00%, due 12/1/29	1,500,000	1,644,915
Village of Crestwood IL, Alternative Revenue Source, Unlimited General Obligation
Series B, Insured: BAM 5.00%, due 12/15/29	750,000	809,948
Series B, Insured: BAM 5.00%, due 12/15/30	850,000	917,941
Series B, Insured: BAM 5.00%, due 12/15/31	955,000	1,029,461
Village of Oswego IL, Unlimited General Obligation 5.00%, due 12/15/33	7,670,000	8,501,275
Village of Rosemont IL, Corporate Purpose Bond, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 12/1/40	8,090,000	8,783,232
Series A, Insured: AGM 5.00%, due 12/1/46	3,835,000	4,089,261

		339,917,664

Indiana 0.5%
Indiana Finance Authority, Educational Facilities-Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,244,375
Series A 5.00%, due 2/1/25	2,215,000	2,363,737
Series B 5.00%, due 2/1/25	2,210,000	2,358,402
Series B 5.00%, due 2/1/26	2,320,000	2,474,303

	Principal Amount	Value
Indiana (continued)
Indiana Housing & Community Development Authority Single Family Mortgage, Revenue Bonds Series A 4.00%, due 7/1/48	$3,000,000	$3,136,320
Indianapolis Local Public Improvement Bond Bank, Unrefunded-Waterworks Project, Revenue Bonds Series A, Insured: AGC 5.50%, due 1/1/38	885,000	890,106

		13,467,243

Iowa 0.4%
City of Coralville IA, Certificates of Participation
Series E 4.00%, due 6/1/21	545,000	546,046
Series E 4.00%, due 6/1/22	1,405,000	1,405,422
Series E 4.00%, due 6/1/23	1,320,000	1,315,591
Iowa Finance Authority, Mortgage-Backed Securities Program, Revenue Bonds Series C, Insured: GNMA/FNMA/FHLMC 4.00%, due 7/1/48	2,000,000	2,094,000
Iowa Higher Education Loan Authority, Loras College, Revenue Bonds 1.69%, due 11/1/30 (b)	6,700,000	6,700,000

		12,061,059

Kansas 0.6%
City of Hutchinson KS, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	612,183
5.00%, due 12/1/28	410,000	439,520
5.00%, due 12/1/30	500,000	529,965
5.00%, due 12/1/36	1,150,000	1,196,460
Sedgwick County Unified School District No. 266 Maize, Unlimited General Obligation 5.00%, due 9/1/24	3,000,000	3,392,310
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,748,275
5.00%, due 9/1/34	5,000,000	5,483,750
5.00%, due 9/1/35	2,800,000	3,058,412

		17,460,875

18	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky 0.1%
City of Ashland KY, King’s Daughters Medical Center Project, Revenue Bonds
Series A 4.00%, due 2/1/21	$1,070,000	$1,090,480
Series A 5.00%, due 2/1/23	1,525,000	1,631,872

		2,722,352

Louisiana 0.6%
City of Shreveport LA, Unlimited General Obligation
Insured: BAM 5.00%, due 8/1/28	2,285,000	2,572,407
Insured: BAM 5.00%, due 8/1/30	5,355,000	5,921,452
Louisiana Local Government Environmental Facilities & Community Development Authority, McNeese State University Student Parking Co., Revenue Bonds
Insured: AGM 4.00%, due 3/1/22	335,000	351,281
Insured: AGM 4.00%, due 3/1/23	350,000	365,414
Louisiana Public Facilities Authority, Loyola University, Revenue Bonds 5.25%, due 10/1/30	2,930,000	3,184,295
Louisiana Public Facilities Authority, Unrefunded-Ochsner Clinic Foundation Project, Revenue Bonds 5.00%, due 5/15/34	2,010,000	2,183,202
Louisiana Stadium & Exposition District, Revenue Bonds Series A 5.00%, due 7/1/30	1,485,000	1,624,130
Terrebonne Parish LA, Sales & Use Tax, Morganza Levee Project, Revenue Bonds
Series B, Insured: AGM (zero coupon), due 4/1/35	655,000	339,172
Series B, Insured: AGM (zero coupon), due 4/1/36	1,520,000	747,171
Series B, Insured: AGM (zero coupon), due 4/1/38	1,000,000	443,680

		17,732,204

Maryland 0.9%
Maryland Stadium Authority, Construction & Revitalization, Revenue Bonds Series A 5.00%, due 5/1/42	24,645,000	27,253,427

	Principal Amount	Value
Massachusetts 0.7%
Massachusetts Development Finance Agency, UMass Boston Student Housing Project, Revenue Bonds
5.00%, due 10/1/30	$1,200,000	$1,285,728
5.00%, due 10/1/31	1,200,000	1,281,516
5.00%, due 10/1/32	1,240,000	1,319,906
5.00%, due 10/1/33	1,500,000	1,591,440
5.00%, due 10/1/34	2,170,000	2,294,775
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds 4.00%, due 1/1/33	1,000,000	1,031,280
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (a)	1,315,000	1,348,861
Series I 6.00%, due 1/1/28	1,235,000	1,265,294
Massachusetts Housing Finance Agency, Single Family Housing, Revenue Bonds Series 199 4.00%, due 12/1/48	3,640,000	3,805,802
Massachusetts State Development Finance Agency, Prerefunded-Suffolk University, Revenue Bonds Series A 6.00%, due 7/1/24	1,285,000	1,319,811
Massachusetts State Development Finance Agency, Unrefunded-Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	715,000	731,588
Series A 6.25%, due 7/1/30	2,150,000	2,202,374
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,126,980

		21,605,355

Michigan 3.1%
City of Detroit MI, Sewage Disposal System, Senior Lien, Revenue Bonds Series C-1, Insured: AGM 7.00%, due 7/1/27	5,000,000	5,163,200
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	807,720
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,071,950

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Detroit City School District, Improvement School Building & Site, Unlimited General Obligation (continued)
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	$3,620,000	$3,886,070
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	4,840,206
Downriver Utility Wastewater Authority, Revenue Bonds Insured: AGM 5.00%, due 4/1/31	1,600,000	1,773,424
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds Senior Lien-Series A 5.25%, due 7/1/39	14,150,000	14,988,953
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series A 5.25%, due 7/1/41	5,000,000	5,297,600
Senior Lien-Series A 5.75%, due 7/1/37	5,550,000	5,986,507
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM 5.00%, due 5/1/28	2,030,000	2,302,243
Series A, Insured: AGM 5.00%, due 5/1/30	1,455,000	1,632,466
Series A, Insured: AGM 5.00%, due 5/1/40	1,500,000	1,626,660
Livonia Public School District, Unlimited General Obligation Insured: AGM 5.00%, due 5/1/40	4,365,000	4,712,803
Michigan Finance Authority, Great Lakes Water, Revenue Bonds
Series C-7, Insured: NATL-RE 5.00%, due 7/1/32	2,500,000	2,683,075
Series C-3, Insured: AGM 5.00%, due 7/1/33	3,000,000	3,264,600
Series C-1 5.00%, due 7/1/44	2,500,000	2,644,550
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds
Series D2, Insured: AGM 5.00%, due 7/1/28	500,000	551,165
Series D-1 5.00%, due 7/1/33	500,000	542,665
Series D-1 5.00%, due 7/1/34	500,000	540,200

	Principal Amount	Value
Michigan (continued)
Michigan Finance Authority, Local Government Loan Program, Revenue Bonds (continued)
Series D1, Insured: AGM 5.00%, due 7/1/35	$2,000,000	$2,166,720
Series D6, Insured: NATL-RE 5.00%, due 7/1/36	7,400,000	7,883,220
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds
5.00%, due 11/1/24	750,000	846,690
5.00%, due 11/1/25	1,000,000	1,140,280
5.00%, due 11/1/27	1,200,000	1,392,120
5.00%, due 11/1/30	500,000	572,340
5.00%, due 11/1/31	750,000	854,393
Saginaw City School District, Unlimited General Obligation
Insured: Q-SBLF 5.00%, due 5/1/29	260,000	285,342
Insured: Q-SBLF 5.00%, due 5/1/30	350,000	382,428
Insured: Q-SBLF 5.00%, due 5/1/31	750,000	816,398
Insured: Q-SBLF 5.00%, due 5/1/34	250,000	269,075
Insured: Q-SBLF 5.00%, due 5/1/35	350,000	374,819
Insured: Q-SBLF 5.00%, due 5/1/36	425,000	453,713
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,500,000	2,505,350

		91,258,945

Minnesota 0.0%‡
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Revenue Bonds 4.00%, due 11/15/37	1,000,000	992,080

Mississippi 0.1%
Mississippi Development Bank, Hinds County School District Project, Revenue Bonds 5.00%, due 3/1/43	1,510,000	1,654,885

20	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Mississippi (continued)
Mississippi Home Corp., Mortgage Revenue, Revenue Bonds Series A 4.00%, due 12/1/44	$2,000,000	$2,093,540

		3,748,425

Missouri 0.9%
City of Kansas MO, Improvement Downtown Arena Project, Revenue Bonds Series E 5.00%, due 4/1/40	10,055,000	10,932,500
Health & Educational Facilities Authority of the State of Missouri, SSM Health Care, Revenue Bonds Series A 5.00%, due 6/1/30	4,000,000	4,382,320
Health & Educational Facilities Authority of the State of Missouri, St. Lukes Health System, Inc., Revenue Bonds 5.00%, due 11/15/30	5,000,000	5,527,850
Joplin Industrial Development Authority, Freeman Health System, Revenue Bonds 5.00%, due 2/15/35	605,000	639,140
Missouri Housing Development Commission Mortgage Revenue, Homeownership Loan Program, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.25%, due 5/1/49	4,675,000	4,939,839

		26,421,649

Montana 1.0%
Missoula County Elementary School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	495,000	523,972
4.00%, due 7/1/31	345,000	363,589
4.00%, due 7/1/32	590,000	619,518
4.00%, due 7/1/33	555,000	580,635
Missoula High School District No. 1 School Building, Unlimited General Obligation
4.00%, due 7/1/30	585,000	619,240
4.00%, due 7/1/31	335,000	351,760
4.00%, due 7/1/33	350,000	364,830
4.00%, due 7/1/34	370,000	384,552
4.00%, due 7/1/35	515,000	533,303

	Principal Amount	Value
Montana (continued)
Montana Board of Housing, Revenue Bonds
Series B 3.40%, due 12/1/33	$1,645,000	$1,593,873
Series B 3.60%, due 6/1/37	2,125,000	2,017,751
Series B 4.00%, due 12/1/43	1,775,000	1,851,254
Montana Facilities Finance Authority, Revenue Bonds
5.00%, due 2/15/30	1,790,000	1,980,241
5.00%, due 2/15/31	1,500,000	1,650,345
5.00%, due 2/15/32	775,000	849,772
5.00%, due 2/15/33	1,320,000	1,443,394
5.00%, due 2/15/34	1,200,000	1,309,500
Yellowstone County K-12, School District No 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,260,000	2,605,916
5.00%, due 7/1/30	2,500,000	2,866,950
5.00%, due 7/1/31	3,015,000	3,441,381
5.00%, due 7/1/32	3,300,000	3,752,034

		29,703,810

Nebraska 2.2%
Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/32	5,190,000	5,580,288
5.00%, due 9/1/42	13,960,000	15,009,792
Series A 5.00%, due 9/1/42	20,000,000	22,200,600
5.25%, due 9/1/37	15,535,000	16,843,047
Nebraska Investment Finance Authority Single Family Housing, Revenue Bonds Series C 4.00%, due 9/1/48	5,500,000	5,740,405

		65,374,132

New Hampshire 0.2%
City of Manchester NH, General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	1,919,034
New Hampshire Health & Education Facilities Authority, Southern University, Revenue Bonds
5.00%, due 1/1/31	905,000	999,971
5.00%, due 1/1/32	950,000	1,045,883
5.00%, due 1/1/33	1,000,000	1,097,590
5.00%, due 1/1/34	1,050,000	1,149,687
5.00%, due 1/1/35	600,000	654,972

		6,867,137

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 4.8%
Atlantic County Improvement Authority, Stockton University-Atlantic City, Revenue Bonds
Series A, Insured: AGM 5.00%, due 7/1/31	$2,670,000	$2,952,192
Series A, Insured: AGM 5.00%, due 7/1/32	1,305,000	1,438,293
Series A, Insured: AGM 5.00%, due 7/1/33	1,395,000	1,532,561
Series A, Insured: AGM 5.00%, due 7/1/34	1,855,000	2,032,709
City of Atlantic City NJ, Unlimited General Obligation
Series B, Insured: AGM 4.00%, due 3/1/42	6,270,000	6,148,425
Series B, Insured: AGM 5.00%, due 3/1/32	4,500,000	4,939,560
New Brunswick Parking Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/28	5,880,000	6,695,027
Series A, Insured: BAM 5.00%, due 9/1/29	2,370,000	2,684,380
Series A, Insured: BAM 5.00%, due 9/1/30	4,605,000	5,191,907
Series A, Insured: BAM 5.00%, due 9/1/31	6,780,000	7,619,093
New Jersey Building Authority, Unrefunded, Revenue Bonds
Series A, Insured: BAM 5.00%, due 6/15/25	2,015,000	2,242,453
Series A, Insured: BAM 5.00%, due 6/15/28	1,805,000	1,999,922
New Jersey Economic Development Authority, Revenue Bonds
5.00%, due 1/1/28 (a)	1,000,000	1,080,060
Series A, Insured: BAM 5.00%, due 7/1/28	2,000,000	2,235,120
5.50%, due 1/1/26 (a)	1,000,000	1,113,160
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM 5.00%, due 7/1/29	4,775,000	5,313,668
Series A, Insured: BAM 5.00%, due 7/1/30	5,000,000	5,535,550
Series A, Insured: BAM 5.00%, due 7/1/31	3,000,000	3,306,420

	Principal Amount	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds Series A 5.00%, due 7/1/38	$10,000,000	$11,096,500
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A 5.00%, due 6/15/28	4,800,000	5,277,696
Series A 5.00%, due 6/15/29	8,380,000	9,161,267
Series A 5.00%, due 6/15/30	3,000,000	3,265,080
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series C, Insured: AGM (zero coupon), due 12/15/34	30,000,000	14,804,100
New Jersey Turnpike Authority, Revenue Bonds
Series E 5.00%, due 1/1/45	4,000,000	4,309,200
Series D-4, Insured: AGM 5.25%, due 1/1/26	5,000,000	5,775,250
Newark Housing Authority, Revenue Bonds
Insured: AGM 4.00%, due 12/1/27	500,000	514,965
Insured: AGM 4.00%, due 12/1/29	250,000	254,490
Insured: AGM 4.00%, due 12/1/30	250,000	252,923
Insured: AGM 4.00%, due 12/1/31	225,000	226,852
Insured: AGM 5.00%, due 12/1/28	750,000	836,392
Insured: AGM 5.00%, due 12/1/38	1,740,000	1,889,101
Tobacco Settlement Financing Corp., Revenue Bonds
Series A 5.00%, due 6/1/28	3,000,000	3,360,930
Series A 5.00%, due 6/1/33	10,000,000	10,897,100
Series A 5.00%, due 6/1/34	1,500,000	1,629,555
Series A 5.00%, due 6/1/35	2,900,000	3,138,438

		140,750,339

New Mexico 0.2%
City of Farmington NM, Revenue Bonds Series C 5.90%, due 6/1/40	2,000,000	2,102,140

22	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
New Mexico (continued)
New Mexico Mortgage Finance Authority, Single Family Mortgage Program, Revenue Bonds Series C, Class I 4.00%, due 1/1/49	$3,500,000	$3,659,425

		5,761,565

New York 15.6%
Build NYC Resource Corp., Royal Charter Properties, Revenue Bonds
Insured: AGM 5.00%, due 12/15/19	975,000	1,005,001
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,078,197
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,152,798
Insured: AGM 5.00%, due 12/15/22	740,000	807,118
City of New York NY, Unlimited General Obligation 5.25%, due 10/1/32	20,000,000	23,157,400
Long Island Power Authority, Electric System, Revenue Bonds Insured: BAM 5.00%, due 9/1/44	10,000,000	10,950,100
Long Island Power Authority, Revenue Bonds
Series A, Insured: BAM 5.00%, due 9/1/39	10,000,000	11,050,900
Series B 5.00%, due 9/1/45	8,970,000	9,740,971
Metropolitan Transportation Authority, Green, Revenue Bonds Series B-1 5.00%, due 11/15/36	4,500,000	5,015,925
Metropolitan Transportation Authority, Revenue Bonds Series D 5.00%, due 11/15/32	20,000,000	22,448,800
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1 5.00%, due 7/15/33	6,060,000	6,654,668
Series S-2 5.00%, due 7/15/34	5,000,000	5,507,150
Series S-1 5.00%, due 7/15/36	10,000,000	10,899,200
Series S-1 5.00%, due 7/15/43	11,880,000	12,895,027

	Principal Amount	Value
New York (continued)
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Subseries F-1 5.00%, due 5/1/32	$4,000,000	$4,490,840
Series B-1 5.00%, due 8/1/32	10,000,000	11,070,400
5.00%, due 5/1/33	10,000,000	11,163,200
Series B-1 5.00%, due 8/1/34	5,000,000	5,616,750
Series A-2 5.00%, due 8/1/34	7,795,000	8,756,513
Series A1 5.00%, due 8/1/36	5,100,000	5,620,353
Series E-1 5.00%, due 2/1/41	2,500,000	2,717,425
Subseries F-1 5.00%, due 5/1/42	11,500,000	12,678,520
New York City Water & Sewer System, Revenue Bonds Series EE 5.25%, due 6/15/33	6,235,000	7,196,063
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 2 6.375%, due 7/15/49	5,000,000	5,196,400
New York Liberty Development Corp., Revenue Bonds 5.00%, due 12/15/41	12,315,000	13,133,701
New York Liberty Development Corp., World Trade Center, Revenue Bonds
5.00%, due 11/15/31	5,000,000	5,321,000
5.75%, due 11/15/51	18,990,000	20,713,722
New York Mortgage Agency, Homeowner Mortgage, Revenue Bonds Series 211 3.625%, due 10/1/38	6,540,000	6,231,312
New York State Dormitory Authority, New York University, Revenue Bonds Series A 5.00%, due 7/1/35	6,610,000	7,390,178
New York State Dormitory Authority, Revenue Bonds Series E 5.00%, due 3/15/34	4,190,000	4,643,484
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A, Group B 5.00%, due 3/15/34	5,000,000	5,624,800
Series B 5.00%, due 3/15/40	26,080,000	29,070,594
5.00%, due 3/15/40	22,000,000	24,291,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, Sales Tax, Revenue Bonds (continued)
Series E 5.00%, due 3/15/43	$20,000,000	$22,360,600
5.00%, due 3/15/44	5,000,000	5,509,350
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds 5.00%, due 2/15/38	13,490,000	14,997,642
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A 5.00%, due 7/1/36	1,000,000	1,112,010
Series A 5.00%, due 7/1/38	1,000,000	1,110,440
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds Series A 5.00%, due 3/15/30	12,350,000	13,971,802
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (a)
Insured: AGM 4.00%, due 7/1/31	10,925,000	11,107,447
Series A, Insured: AGM 4.00%, due 7/1/35	7,635,000	7,688,598
Series A, Insured: AGM 4.00%, due 7/1/36	16,240,000	16,312,918
Rensselaer City School District, Certificates of Participation
Insured: AGM 5.00%, due 6/1/26	1,060,000	1,219,827
Insured: AGM 5.00%, due 6/1/27	1,000,000	1,139,050
Insured: AGM 5.00%, due 6/1/30	1,880,000	2,094,094
Insured: AGM 5.00%, due 6/1/32	2,000,000	2,212,200
Syracuse Industrial Development Agency, Carousel Center Project, Revenue Bonds (a)
5.00%, due 1/1/29	1,615,000	1,732,330
Series A 5.00%, due 1/1/30	2,100,000	2,249,835
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series B 5.00%, due 11/15/35	8,560,000	9,607,744
Series B 5.00%, due 11/15/38	3,600,000	4,006,692

	Principal Amount	Value
New York (continued)
Triborough Bridge & Tunnel Authority, Revenue Bonds (continued)
Series C-2 5.00%, due 11/15/42	$10,000,000	$11,120,500
Series A 5.00%, due 11/15/45	7,835,000	8,727,015
TSASC, Inc., Revenue Bonds
Series A 5.00%, due 6/1/32	2,000,000	2,147,000
Series A 5.00%, due 6/1/34	5,000,000	5,330,050
Series A 5.00%, due 6/1/35	2,865,000	3,043,461

		462,090,415

North Carolina 0.0%‡
North Carolina Medical Care Commission, North Carolina Baptist Hospital, Revenue Bonds 5.25%, due 6/1/25	1,000,000	1,046,950

North Dakota 0.3%
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Revenue Bonds Series D 4.25%, due 1/1/49	9,000,000	9,498,060

Ohio 0.7%
City of Cleveland OH, Airport System, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/30	3,000,000	3,212,490
City of Cleveland OH, Income Tax, Bridges & Roadways Improvements, Revenue Bonds, Series A-2	1,500,000	1,639,525
Clermont County Port Authority, W. Clermont Local School District Project, Revenue Bonds
Insured: BAM 5.00%, due 12/1/31	650,000	723,151
Insured: BAM 5.00%, due 12/1/32	2,200,000	2,443,166
Insured: BAM 5.00%, due 12/1/33	1,335,000	1,478,112
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,127,351

24	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
County of Hamilton OH, Christ Hospital Project, Revenue Bonds 5.50%, due 6/1/42	$2,000,000	$2,175,580
Ohio Housing Finance Agency, Residential Mortgage Revenue, Revenue Bonds Series A, Insured: GNMA/FNMA/FHLMC 4.50%, due 9/1/48	6,000,000	6,438,240

		20,237,615

Oklahoma 1.0%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A 5.00%, due 9/1/26	1,800,000	2,060,316
Series A 5.00%, due 9/1/27	3,780,000	4,278,582
Series A 5.00%, due 9/1/28	5,000,000	5,615,150
Series A 5.00%, due 9/1/29	4,620,000	5,147,743
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	3,200,000	3,539,968
5.00%, due 9/1/29	2,370,000	2,603,018
Oklahoma Housing Finance Agency, Homeownership Loan Program, Revenue Bonds Series A 4.75%, due 9/1/48	3,350,000	3,623,863
Oklahoma State Municipal Power Authority, Revenue Bonds
Series A 5.00%, due 1/1/29	250,000	281,150
Series A 5.00%, due 1/1/30	900,000	1,007,838
Series A 5.00%, due 1/1/32	805,000	894,355
Series A 5.00%, due 1/1/34	650,000	718,211
Tulsa Airports Improvement Trust, Revenue Bonds Series D, Insured: BAM 5.00%, due 6/1/28	500,000	519,320

		30,289,514

	Principal Amount	Value
Oregon 0.4%
Oregon State Housing & Community Services Department, Single Family Mortgage Program, Revenue Bonds Series C 4.50%, due 7/1/49	$10,675,000	$11,386,916

Pennsylvania 1.9%
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	7,250,000	7,139,728
County of Lancaster PA, Unlimited General Obligation
Series A, Insured: BAM 4.00%, due 5/1/30	500,000	518,905
Series A, Insured: BAM 4.00%, due 5/1/31	420,000	434,028
Insured: AGM 5.00%, due 11/1/27	1,390,000	1,569,435
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds Series AT-1, Insured: BAM 5.00%, due 6/15/26	4,270,000	4,938,938
Philadelphia Gas Works Co., 1998 General Ordinance, Revenue Bonds Series 14T 5.00%, due 10/1/31	2,300,000	2,548,354
State Public School Building Authority, Philadelphia Community College, Revenue Bonds Series A, Insured: BAM 5.00%, due 6/15/28	5,505,000	6,046,912
State Public School Building Authority, Philadelphia School District, Revenue Bonds Series A, Insured: AGM 5.00%, due 6/1/31	30,000,000	32,855,100

		56,051,400

Puerto Rico 7.7%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds Series A, Insured: AGC 5.125%, due 7/1/47	14,410,000	14,804,258
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation
Insured: NATL-RE (zero coupon), due 7/1/19	25,000	24,372

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (continued)
Series A, Insured: AGM 4.00%, due 7/1/22	$715,000	$733,354
Series A, Insured: AGC 5.00%, due 7/1/26	575,000	603,600
Series A, Insured: AGC 5.00%, due 7/1/27	525,000	550,169
Series A-4, Insured: AGM 5.00%, due 7/1/31	5,170,000	5,328,099
Series A, Insured: AGM 5.00%, due 7/1/35	28,270,000	29,894,394
Insured: AGM 5.25%, due 7/1/20	1,430,000	1,484,383
Series A, Insured: NATL-RE 5.25%, due 7/1/21	440,000	445,711
Series A, Insured: AGM 5.25%, due 7/1/24	1,955,000	2,083,541
Series C, Insured: AGM 5.375%, due 7/1/28	700,000	737,940
Series A, Insured: NATL-RE 5.50%, due 7/1/19	550,000	558,035
Series A, Insured: NATL-RE 5.50%, due 7/1/20	4,850,000	5,005,200
Series C, Insured: AGM 5.75%, due 7/1/37	1,150,000	1,204,981
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,240,000	2,319,072
Commonwealth of Puerto Rico, Unrefunded, Unlimited General Obligation
Series A, Insured: AGC 5.00%, due 7/1/34	285,000	295,876
Insured: AGC 5.25%, due 7/1/32	500,000	523,200
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/28	4,350,000	4,554,667
Series A, Insured: AGC 6.125%, due 7/1/24	770,000	825,964
Puerto Rico Convention Center District Authority, Revenue Bonds Series A, Insured: AGC 4.50%, due 7/1/36	4,760,000	4,736,248
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM 3.625%, due 7/1/23	3,115,000	3,072,138

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series UU, Insured: AGC 4.25%, due 7/1/27	$2,345,000	$2,345,188
Series NN, Insured: NATL-RE 4.75%, due 7/1/33	1,140,000	1,140,057
Series MM, Insured: NATL-RE 5.00%, due 7/1/19	2,600,000	2,629,536
Series RR, Insured: NATL-RE 5.00%, due 7/1/21	1,200,000	1,210,164
Series RR, Insured: NATL-RE 5.00%, due 7/1/22	1,450,000	1,460,005
Series UU, Insured: AGM 5.00%, due 7/1/23	2,280,000	2,394,433
Series SS, Insured: NATL-RE 5.00%, due 7/1/23	825,000	828,919
Series PP, Insured: NATL-RE 5.00%, due 7/1/23	1,105,000	1,110,249
Series UU, Insured: AGM 5.00%, due 7/1/24	4,415,000	4,638,576
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	2,915,000	2,927,651
Series UU, Insured: AGC 5.00%, due 7/1/26	580,000	608,849
Series TT, Insured: AGM 5.00%, due 7/1/27	500,000	523,970
Series RR, Insured: AGC 5.00%, due 7/1/28	1,220,000	1,277,401
Series SS, Insured: AGM 5.00%, due 7/1/30	550,000	573,908
Series VV, Insured: NATL-RE 5.25%, due 7/1/26	1,875,000	2,003,625
Series VV, Insured: NATL-RE 5.25%, due 7/1/29	1,470,000	1,568,740
Series VV, Insured: NATL-RE 5.25%, due 7/1/32	2,000,000	2,125,260
Series VV, Insured: NATL-RE 5.25%, due 7/1/34	550,000	580,893
Series VV, Insured: NATL-RE 5.25%, due 7/1/35	620,000	652,575
Puerto Rico Highway & Transportation Authority, Revenue Bonds
Series L, Insured: NATL-RE 5.25%, due 7/1/24	2,195,000	2,330,190
Series N, Insured: NATL-RE 5.25%, due 7/1/32	5,525,000	5,871,031
Series CC, Insured: AGM 5.25%, due 7/1/33	2,165,000	2,409,710
Series N, Insured: NATL-RE 5.25%, due 7/1/33	5,030,000	5,333,108

26	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Highway & Transportation Authority, Revenue Bonds (continued)
Series N, Insured: AGC 5.25%, due 7/1/34	$5,000,000	$5,561,550
Series CC, Insured: AGM 5.25%, due 7/1/36	2,310,000	2,562,021
Series N, Insured: AGC 5.25%, due 7/1/36	17,965,000	19,924,981
Series N, Insured: AGC, AGM 5.25%, due 7/1/36	1,265,000	1,403,011
Series N, Insured: AGC 5.25%, due 7/1/39	135,000	149,730
Series L, Insured: AGC 5.25%, due 7/1/41	2,535,000	2,816,106
Series E, Insured: AGM 5.50%, due 7/1/21	670,000	710,957
Series N, Insured: AGM 5.50%, due 7/1/26	625,000	698,781
Series N, Insured: AGC, AGM 5.50%, due 7/1/29	10,325,000	11,674,271
Series CC, Insured: AGC 5.50%, due 7/1/31	1,780,000	2,022,525
Puerto Rico Highway & Transportation Authority, Unrefunded, Revenue Bonds
Series D, Insured: AGM 5.00%, due 7/1/27	2,240,000	2,347,386
Series J, Insured: NATL-RE 5.00%, due 7/1/29	650,000	650,650
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 4.75%, due 8/1/22	820,000	822,198
Series A, Insured: AGM 5.00%, due 8/1/21	195,000	201,841
Series A, Insured: AGM 5.00%, due 8/1/27	290,000	303,903
Series A, Insured: AGM 5.00%, due 8/1/30	1,720,000	1,794,768
Series C, Insured: AGM 5.25%, due 8/1/19	1,195,000	1,217,430
Series C, Insured: AGC 5.25%, due 8/1/20	210,000	218,375
Series C, Insured: AGC 5.25%, due 8/1/23	340,000	367,407
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds
Series F, Insured: NATL-RE, XLCA 5.25%, due 7/1/23	265,000	280,187
Series K, Insured: AGM 5.25%, due 7/1/27	1,150,000	1,163,259

	Principal Amount	Value
Puerto Rico (continued)
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (continued)
Series M-3, Insured: NATL-RE 6.00%, due 7/1/26	$300,000	$311,382
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	7,465,000	7,728,514
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 8/1/42	25,000,000	7,418,750
Series A, Insured: NATL-RE (zero coupon), due 8/1/45	59,580,000	15,167,876
Series A, Insured: AMBAC, BHAC (zero coupon), due 8/1/54	950,000	165,025
Series A, Insured: AGM 5.00%, due 8/1/40	7,305,000	7,456,360
Series C, Insured: AGM 5.125%, due 8/1/42	6,595,000	6,798,851

		228,267,335

Rhode Island 0.9%
Providence Public Buildings Authority, Revenue Bonds Series A, Insured: AGM 5.875%, due 6/15/26	1,565,000	1,686,491
Rhode Island Health & Educational Building Corp., Hospital Financing-Lifespan Obligated Group, Revenue Bonds 5.00%, due 5/15/26	5,000,000	5,605,500
Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Revenue Bonds
5.00%, due 8/15/29	500,000	576,900
5.00%, due 8/15/31	400,000	456,816
5.00%, due 8/15/33	450,000	509,089
Rhode Island Housing & Mortgage Finance Corp., Homeownership Opportunity, Revenue Bonds Series 69-B 4.00%, due 10/1/48	5,700,000	5,951,598
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/35	12,000,000	12,645,240

		27,431,634

South Carolina 4.8%
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (c)	30,000,000	31,415,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
South Carolina (continued)
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: AGC 5.75%, due 1/1/34	$10,345,000	$11,164,220
South Carolina Jobs-Economic Development Authority, Palmetto Health, Revenue Bonds Series A 5.00%, due 8/1/19	420,000	429,475
South Carolina Public Service Authority, Revenue Bonds
Series C 5.00%, due 12/1/29	5,000,000	5,384,750
Series A 5.00%, due 12/1/32	10,000,000	10,742,800
Series C 5.00%, due 12/1/46	5,165,000	5,376,094
Series A 5.00%, due 12/1/49	4,050,000	4,197,339
Series A 5.00%, due 12/1/50	33,900,000	35,147,859
Series B 5.00%, due 12/1/56	2,500,000	2,599,275
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series A 5.00%, due 12/1/25	6,445,000	6,794,190
Series D 5.00%, due 12/1/26	2,595,000	2,747,275
Series C 5.00%, due 12/1/36	3,310,000	3,403,011
South Carolina State Housing Finance & Development Authority, Revenue Bonds Series A 4.50%, due 7/1/48	4,000,000	4,259,480
South Carolina Transportation Infrastructure Bank, Revenue Bonds 5.00%, due 10/1/36	15,000,000	16,528,650
Sumter Two School Facilities Inc., Sumter School District Project, Revenue Bonds Insured: BAM 5.00%, due 12/1/27	1,100,000	1,214,994

		141,405,112

South Dakota 0.1%
Harrisburg School District No. 41-2, Unlimited General Obligation 5.00%, due 7/15/33	1,370,000	1,417,018

	Principal Amount	Value
Tennessee 0.6%
Johnson City Health & Educational Facilities Board, Mountain States Health Alliance, Revenue Bonds Series A 6.00%, due 7/1/38	$3,605,000	$3,829,303
Tennessee Housing & Development Agency, Residential Finance Program, Revenue Bonds
Issue 3 4.25%, due 7/1/49	4,000,000	4,220,040
4.50%, due 7/1/49	8,250,000	8,842,845

		16,892,188

Texas 4.8%
Bexar County Hospital District, Limited General Obligation 4.00%, due 2/15/37	4,200,000	4,229,316
Central Texas Turnpike System, Revenue Bonds
Series C 5.00%, due 8/15/34	5,000,000	5,324,800
Series B 5.00%, due 8/15/37	1,445,000	1,565,441
City of Donna TX, Tax & Toll Bridge, Limited General Obligation Insured: BAM 5.00%, due 2/15/30	1,035,000	1,133,325
City of Houston TX, Airport System Revenue, Revenue Bonds Series C 5.00%, due 7/1/27 (a)	5,000,000	5,651,850
City of Houston, Limited General Obligation Series A 5.00%, due 3/1/29	5,000,000	5,704,400
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System, Revenue Bonds 5.00%, due 7/1/38	4,280,000	4,621,458
Harris County-Houston Sports Authority Cap Appreciation, Senior Lien, Revenue Bonds Series A, Insured: AGM (zero coupon), due 11/15/40	17,115,000	5,588,390
North Harris County Regional Water Authority, Senior Lien, Revenue Bonds Insured: BAM 5.00%, due 12/15/32	3,215,000	3,489,593
North Texas Tollway Authority, Revenue Bonds
Series A 5.00%, due 1/1/34	1,400,000	1,525,188

28	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
North Texas Tollway Authority, Revenue Bonds (continued)
Series A 5.00%, due 1/1/35	$2,950,000	$3,205,234
Series A, Insured: BAM 5.00%, due 1/1/38	9,500,000	10,332,865
Series B 5.00%, due 1/1/40	22,140,000	23,690,021
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series A 5.00%, due 11/15/23	1,245,000	1,349,057
Series A 5.00%, due 11/15/24	1,305,000	1,425,504
Series A 5.00%, due 11/15/25	1,370,000	1,507,027
Series A 5.00%, due 11/15/26	1,440,000	1,591,214
Texas Department of Housing & Community Affairs, Revenue Bonds Series A 4.75%, due 3/1/49	5,000,000	5,387,150
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/30	17,100,000	18,217,314
5.00%, due 12/15/31	4,575,000	4,864,872
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,005,000	5,330,976
7.50%, due 6/30/32	4,095,000	4,404,336
7.50%, due 6/30/33	5,500,000	5,914,535
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM 4.00%, due 5/1/31	1,000,000	1,007,740
Insured: BAM 4.00%, due 5/1/32	1,295,000	1,300,841
Texas State Municipal Power Agency, Revenue Bonds
5.00%, due 9/1/42	2,500,000	2,601,025
5.00%, due 9/1/47	2,750,000	2,858,625
Texas Water Development Board, Water Implementation Fund, Revenue Bonds Series B 5.00%, due 4/15/30	5,000,000	5,836,150

	Principal Amount	Value
Texas (continued)
Town of Prosper TX, Unlimited General Obligation 4.00%, due 2/15/31	$1,235,000	$1,299,566
Viridian Municipal Management District, Unlimited General Obligation Insured: BAM 6.00%, due 12/1/32	500,000	588,265

		141,546,078

U.S. Virgin Islands 2.1%
Virgin Islands Public Finance Authority, Matching Fund Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	5,100,000	5,131,875
Series A 6.625%, due 10/1/29	6,960,000	7,053,960
Series A 6.75%, due 10/1/37	5,000,000	5,067,500
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	5,000,000	5,195,950
Series C 5.00%, due 10/1/30	18,500,000	17,945,000
Series A, Insured: AGM 5.00%, due 10/1/32	15,655,000	16,594,770
Series C, Insured: AGM 5.00%, due 10/1/39	5,920,000	6,184,446

		63,173,501

Utah 0.3%
City of Herriman UT, Special Assessment, Towne Centre Assessment Area 5.00%, due 11/1/29	55,000	57,380
Utah Housing Corp., Revenue Bonds Series H, Insured: GNMA 4.50%, due 10/21/48	4,250,000	4,394,755
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/31	350,000	395,997
5.00%, due 10/15/38	1,990,000	2,189,796
5.00%, due 10/15/41	2,175,000	2,380,146

		9,418,074

Virginia 1.4%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds Insured: AGM 5.00%, due 7/1/41	11,575,000	12,757,270

Hampton Roads Sanitation District, Revenue Bonds
Series A 5.00%, due 10/1/31	3,540,000	4,087,072
Series A 5.00%, due 10/1/32	2,500,000	2,875,825

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia Commonwealth Transportation Board, Revenue Bonds
Series A 5.00%, due 5/15/28	$4,000,000	$4,691,240
Series A 5.00%, due 5/15/29	3,750,000	4,372,013
Series A 5.00%, due 5/15/30	8,000,000	9,278,720
Virginia Resources Authority, Infrastructure Revenue, Revenue Bonds Series A 5.00%, due 11/1/30	2,315,000	2,536,638

		40,598,778

Washington 0.6%
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 12/1/48	6,000,000	6,279,900
Washington State, Unlimited General Obligation Series C 5.00%, due 2/1/43	11,335,000	12,601,460

		18,881,360

Wisconsin 0.5%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	3,927,817
Series A 5.00%, due 12/15/32	2,850,000	3,048,702
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series D 4.00%, due 3/1/47	8,200,000	8,560,718

		15,537,237

	Principal Amount	Value
Wyoming 0.2%
West Park Hospital District, Revenue Bonds
Series A 5.50%, due 6/1/21	$250,000	$260,658
Series A 6.375%, due 6/1/26	1,000,000	1,063,960
Wyoming Community Development Authority, Revenue Bonds Series 3 4.00%, due 6/1/43	4,500,000	4,696,290

		6,020,908

Total Municipal Bonds (Cost $2,981,697,385)	98.8%	2,928,384,765
Other Assets, Less Liabilities	1.2	36,286,242
Net Assets	100.0%	$2,964,671,007

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Interest on these securities was subject to alternative minimum tax.

(b)

Variable-rate demand notes (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.

(c)	Floating rate - Rate shown was the rate in effect as of October 31, 2018.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
10-Year United States Treasury Note	(3,226)	December 2018	$(387,977,858)	$(382,079,375)	$5,898,483
United States Treasury Long Bond	(1,014)	December 2018	(146,502,343)	(140,058,750)	6,443,593

			$(534,480,201)	$(522,138,125)	$12,342,076

1.	As of October 31, 2018, cash in the amount of $5,719,500 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

30	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

AGC—Assured Guaranty Corp.

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

BAM—Build America Mutual Assurance Co.

BHAC—Berkshire Hathaway Assurance Corp.

FHLMC—Federal Home Loan Mortgage Corp.

FNMA—Federal National Mortgage Association

GNMA—Government National Mortgage Association

NATL-RE—National Public Finance Guarantee Corp.

Q-SBLF—Qualified School Board Loan Fund

XLCA—XL Capital Assurance, Inc.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$2,928,384,765	$—	$2,928,384,765

Total Investments in Securities	—	2,928,384,765	—	2,928,384,765

Other Financial Instruments
Futures Contracts (b)	12,342,076	—	—	12,342,076

Total Investments in Securities and Other Financial Instruments	$12,342,076	$2,928,384,765	$—	$2,940,726,841

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $2,981,697,385)	$2,928,384,765
Cash collateral on deposit at broker for futures contracts	5,719,500
Cash	1,831,109
Receivables:
Interest	36,295,044
Investment securities sold	26,403,587
Fund shares sold	11,816,269
Variation margin on futures contracts	1,901,124
Other assets	70,317

Total assets	3,012,421,715

Liabilities
Payables:
Investment securities purchased	32,951,220
Fund shares redeemed	10,335,915
Manager (See Note 3)	1,081,604
Transfer agent (See Note 3)	470,859
NYLIFE Distributors (See Note 3)	409,891
Shareholder communication	53,575
Professional fees	40,856
Custodian	9,300
Trustees	7,448
Accrued expenses	11,626
Dividend payable	2,378,414

Total liabilities	47,750,708

Net assets	$2,964,671,007

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$3,025,479
Additional paid-in capital	3,021,997,486

3,025,022,965
Total distributable earnings (loss)	(60,351,958)

Net assets	$2,964,671,007

Class A
Net assets applicable to outstanding shares	$1,405,802,603

Shares of beneficial interest outstanding	143,481,918

Net asset value per share outstanding	$9.80
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.26

Investor Class
Net assets applicable to outstanding shares	$9,690,408

Shares of beneficial interest outstanding	984,860

Net asset value per share outstanding	$9.84
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.30

Class B
Net assets applicable to outstanding shares	$14,703,983

Shares of beneficial interest outstanding	1,501,162

Net asset value and offering price per share outstanding	$9.80

Class C
Net assets applicable to outstanding shares	$213,883,485

Shares of beneficial interest outstanding	21,823,765

Net asset value and offering price per share outstanding	$9.80

Class I
Net assets applicable to outstanding shares	$1,320,590,528

Shares of beneficial interest outstanding	134,756,202

Net asset value and offering price per share outstanding	$9.80

32	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$117,437,183
Other	9,255

Total income	117,446,438

Expenses
Manager (See Note 3)	12,600,035
Distribution/Service—Class A (See Note 3)	3,882,233
Distribution/Service—Investor Class (See Note 3)	24,796
Distribution/Service—Class B (See Note 3)	80,144
Distribution/Service—Class C (See Note 3)	1,142,889
Transfer agent (See Note 3)	2,839,399
Professional fees	209,427
Registration	205,375
Shareholder communication	145,832
Trustees	65,967
Custodian	14,300
Miscellaneous	105,375

Total expenses	21,315,772

Net investment income (loss)	96,130,666

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(8,149,860)
Futures transactions	18,281,965

Net realized gain (loss) on investments and futures transactions	10,132,105

Net change in unrealized appreciation (depreciation) on:
Investments	(84,643,811)
Futures contracts	7,245,257

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(77,398,554)

Net realized and unrealized gain (loss) on investments and futures transactions	(67,266,449)

Net increase (decrease) in net assets resulting from operations	$28,864,217

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$96,130,666	$78,832,051
Net realized gain (loss) on investments and futures transactions	10,132,105	(3,302,731)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(77,398,554)	(33,704,651)

Net increase (decrease) in net assets resulting from operations	28,864,217	41,824,669

Distributions to shareholders(1):
Class A	(48,970,403)
Investor Class	(314,661)
Class B	(468,606)
Class C	(6,678,082)
Class I	(39,698,956)

	(96,130,708)

Dividends to shareholders from net investment income:
Class A		(40,986,410)
Investor Class		(477,109)
Class B		(529,314)
Class C		(7,154,854)
Class I		(29,684,366)

		(78,832,053)

Total dividends and distributions to shareholders	(96,130,708)	(78,832,053)

Capital share transactions:
Net proceeds from sale of shares	908,337,837	1,493,056,476
Net asset value of shares issued to shareholders in reinvestment of dividends	70,847,755	57,536,646
Cost of shares redeemed	(800,275,249)	(1,116,800,081)

Increase (decrease) in net assets derived from capital share transactions	178,910,343	433,793,041

Net increase (decrease) in net assets	111,643,852	396,785,657

Net Assets
Beginning of year	2,853,027,155	2,456,241,498

End of year(2)	$2,964,671,007	$2,853,027,155

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(590,357) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

34	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.02	$10.18	$9.93	$10.03	$9.33

Net investment income (loss)	0.31	0.31	0.32	0.35	0.39
Net realized and unrealized gain (loss) on investments	(0.22)	(0.16)	0.25	(0.10)	0.70

Total from investment operations	0.09	0.15	0.57	0.25	1.09

Less dividends:
From net investment income	(0.31)	(0.31)	(0.32)	(0.35)	(0.39)

Net asset value at end of year	$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	0.94%	1.50%	5.73%	2.58%	11.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.15%	3.05%	3.04%	3.51%	3.99%
Net expenses	0.80%	0.81%	0.80%	0.81%	0.78%
Expenses (before waiver/reimbursement)	0.80%	0.81%	0.80%	0.82%	0.83%
Portfolio turnover rate	40%	62%	47%	46%	68%
Net assets at end of year (in 000’s)	$1,405,803	$1,564,955	$1,248,065	$761,278	$427,586

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.06	$10.23	$9.97	$10.08	$9.38

Net investment income (loss)	0.32	0.31	0.32	0.35	0.39
Net realized and unrealized gain (loss) on investments	(0.22)	(0.17)	0.26	(0.11)	0.69

Total from investment operations	0.10	0.14	0.58	0.24	1.08

Less dividends:
From net investment income	(0.32)	(0.31)	(0.32)	(0.35)	(0.38)

Net asset value at end of year	$9.84	$10.06	$10.23	$9.97	$10.08

Total investment return (a)	0.97%	1.43%	5.83%	2.47%	11.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.17%	3.10%	3.11%	3.54%	3.94%
Net expenses	0.78%	0.79%	0.79%	0.82%	0.84%
Expenses (before waiver/reimbursement)	0.78%	0.79%	0.79%	0.83%	0.89%
Portfolio turnover rate	40%	62%	47%	46%	68%
Net assets at end of year (in 000’s)	$9,690	$10,216	$16,344	$17,259	$18,264

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.01	$10.18	$9.92	$10.03	$9.33

Net investment income (loss)	0.29	0.28	0.29	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.21)	(0.17)	0.26	(0.11)	0.71

Total from investment operations	0.08	0.11	0.55	0.22	1.06

Less dividends:
From net investment income	(0.29)	(0.28)	(0.29)	(0.33)	(0.36)

Net asset value at end of year	$9.80	$10.01	$10.18	$9.92	$10.03

Total investment return (a)	0.81%	1.17%	5.58%	2.21%	11.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85%	2.84%	3.28%	3.69%
Net expenses	1.03%	1.04%	1.04%	1.07%	1.09%
Expenses (before waiver/reimbursement)	1.03%	1.04%	1.04%	1.08%	1.14%
Portfolio turnover rate	40%	62%	47%	46%	68%
Net assets at end of year (in 000’s)	$14,704	$17,068	$19,318	$16,806	$12,439

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.02	$10.18	$9.93	$10.03	$9.34

Net investment income (loss)	0.29	0.28	0.29	0.33	0.36
Net realized and unrealized gain (loss) on investments	(0.22)	(0.16)	0.25	(0.10)	0.69

Total from investment operations	0.07	0.12	0.54	0.23	1.05

Less dividends:
From net investment income	(0.29)	(0.28)	(0.29)	(0.33)	(0.36)

Net asset value at end of year	$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	0.71%	1.27%	5.48%	2.31%	11.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.92%	2.85%	2.81%	3.28%	3.68%
Net expenses	1.03%	1.04%	1.04%	1.07%	1.09%
Expenses (before waiver/reimbursement)	1.03%	1.04%	1.04%	1.08%	1.14%
Portfolio turnover rate	40%	62%	47%	46%	68%
Net assets at end of year (in 000’s)	$213,883	$241,526	$273,386	$183,509	$154,863

(a)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

36	MainStay MacKay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.02	$10.18	$9.93	$10.03	$9.34

Net investment income (loss)	0.34	0.33	0.34	0.38	0.41
Net realized and unrealized gain (loss) on investments	(0.22)	(0.16)	0.25	(0.10)	0.69

Total from investment operations	0.12	0.17	0.59	0.28	1.10

Less dividends:
From net investment income	(0.34)	(0.33)	(0.34)	(0.38)	(0.41)

Net asset value at end of year	$9.80	$10.02	$10.18	$9.93	$10.03

Total investment return (a)	1.19%	1.75%	5.99%	2.83%	12.02%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.40%	3.31%	3.29%	3.78%	4.21%
Net expenses	0.55%	0.56%	0.55%	0.56%	0.53%
Expenses (before waiver/reimbursement)	0.55%	0.56%	0.55%	0.57%	0.58%
Portfolio turnover rate	40%	62%	47%	46%	68%
Net assets at end of year (in 000’s)	$1,320,591	$1,019,263	$899,128	$513,893	$314,005

(a)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (formerly known as MainStay Tax Free Bond Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

38	MainStay MacKay Tax Free Bond Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

39

Notes to Financial Statements (continued)

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

40	MainStay MacKay Tax Free Bond Fund

based on the value of a financial instrument (e.g., interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, or regulatory occurrences impacting these particular cities, states or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico began proceedings to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. Puerto Rico’s debt restructuring of $122 billion is significantly larger than the previous largest U.S. public bankruptcy, which covered approximately $18 billion of debt for the city of Detroit. Puerto Rico’s debt restructuring process and other economic factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of October 31, 2018, 100% of the Puerto Rico municipal securities held by the Fund were insured.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s

41

Notes to Financial Statements (continued)

derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$12,342,076	$12,342,076

Total Fair Value		$12,342,076	$12,342,076

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$18,281,965	$18,281,965

Total Realized Gain (Loss)		$18,281,965	$18,281,965

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$7,245,257	$7,245,257

Total Change in Unrealized Appreciation (Depreciation)		$7,245,257	$7,245,257

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(512,865,093)	$(512,865,093)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; and 0.39% in excess of $5 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.42% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund, except for Class R6. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest,

42	MainStay MacKay Tax Free Bond Fund

litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $12,600,035.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $43,118 and $4,141, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $143,604, $43, $12,651 and $20,531, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$1,506,653
Investor Class	7,886
Class B	12,754
Class C	181,772
Class I	1,130,334

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$2,981,792,791	$35,556,324	$(88,964,350)	$(53,408,026)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Undistributed Tax Exempt Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$1,788,015	$(6,353,534)	$(2,378,414)	$(53,408,025)	$(60,351,958)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts. The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment

43

Notes to Financial Statements (continued)

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,353,534 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2019	$2,136	$—
Unlimited	4,218	—
Total	$6,354	$—

The Fund utilized $17,377,361 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$408,463	$360,676
Exempt Interest Dividends	95,722,245	78,471,377
Total	$96,130,708	$78,832,053

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $1,359,009 and $1,175,671, respectively.

44	MainStay MacKay Tax Free Bond Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	27,829,562	$277,281,404
Shares issued to shareholders in reinvestment of dividends and distributions	4,415,082	43,848,053
Shares redeemed	(45,038,927)	(446,306,716)

Net increase (decrease) in shares outstanding before conversion	(12,794,283)	(125,177,259)
Shares converted into Class A (See Note 1)	166,398	1,653,064
Shares converted from Class A (See Note 1)	(120,030)	(1,185,433)

Net increase (decrease)	(12,747,915)	$(124,709,628)

Year ended October 31, 2017:
Shares sold	93,905,339	$927,816,118
Shares issued to shareholders in reinvestment of dividends and distributions	3,579,232	35,533,565
Shares redeemed	(62,891,318)	(620,153,547)

Net increase (decrease) in shares outstanding before conversion	34,593,253	343,196,136
Shares converted into Class A (See Note 1)	763,453	7,658,645
Shares converted from Class A (See Note 1)	(1,712,364)	(16,828,308)

Net increase (decrease)	33,644,342	$334,026,473

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	140,459	$1,403,995
Shares issued to shareholders in reinvestment of dividends and distributions	29,038	289,625
Shares redeemed	(128,010)	(1,278,335)

Net increase (decrease) in shares outstanding before conversion	41,487	415,285
Shares converted into Investor Class (See Note 1)	55,754	554,849
Shares converted from Investor Class (See Note 1)	(127,835)	(1,275,192)

Net increase (decrease)	(30,594)	$(305,058)

Year ended October 31, 2017:
Shares sold	196,152	$1,957,547
Shares issued to shareholders in reinvestment of dividends and distributions	42,322	421,396
Shares redeemed	(171,826)	(1,712,187)

Net increase (decrease) in shares outstanding before conversion	66,648	666,756
Shares converted into Investor Class (See Note 1)	93,929	931,126
Shares converted from Investor Class (See Note 1)	(743,260)	(7,495,883)

Net increase (decrease)	(582,683)	$(5,898,001)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	34,039	$341,621
Shares issued to shareholders in reinvestment of dividends and distributions	43,176	428,654
Shares redeemed	(227,067)	(2,257,077)

Net increase (decrease) in shares outstanding before conversion	(149,852)	(1,486,802)
Shares converted from Class B (See Note 1)	(53,311)	(529,520)

Net increase (decrease)	(203,163)	$(2,016,322)

Year ended October 31, 2017:
Shares sold	165,734	$1,630,271
Shares issued to shareholders in reinvestment of dividends and distributions	48,735	483,079
Shares redeemed	(377,160)	(3,748,282)

Net increase (decrease) in shares outstanding before conversion	(162,691)	(1,634,932)
Shares converted from Class B (See Note 1)	(30,900)	(304,987)

Net increase (decrease)	(193,591)	$(1,939,919)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,787,815	$27,771,578
Shares issued to shareholders in reinvestment of dividends and distributions	503,206	4,998,795
Shares redeemed	(5,571,996)	(55,431,369)

Net increase (decrease)	(2,280,975)	$(22,660,996)

Year ended October 31, 2017:
Shares sold	4,227,857	$41,961,057
Shares issued to shareholders in reinvestment of dividends and distributions	534,813	5,304,569
Shares redeemed	(7,501,945)	(74,279,922)

Net increase (decrease)	(2,739,275)	$(27,014,296)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	60,501,972	$601,539,239
Shares issued to shareholders in reinvestment of dividends and distributions	2,142,891	21,282,628
Shares redeemed	(29,694,922)	(295,001,752)

Net increase (decrease) in shares outstanding before conversion	32,949,941	327,820,115
Shares converted into Class I (See Note 1)	79,237	782,232

Net increase (decrease)	33,029,178	$328,602,347

Year ended October 31, 2017 :
Shares sold	52,446,921	$519,691,483
Shares issued to shareholders in reinvestment of dividends and distributions	1,590,436	15,794,037
Shares redeemed	(42,229,809)	(416,906,143)

Net increase (decrease) in shares outstanding before conversion	11,807,548	118,579,377
Shares converted into Class I (See Note 1)	1,632,319	16,039,407

Net increase (decrease)	13,439,867	$134,618,784

45

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay MacKay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Tax Free Bond Fund (formerly, MainStay Tax Free Bond Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

47

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For Federal individual income tax purposes, the Fund designated 99.6% of the ordinary income dividends paid during its fiscal year ended October 31, 2018 as attributable to interest income from Tax Exempt Municipal Bonds. Such dividends are currently exempt from Federal income taxes under Section 103(a) of the Internal Revenue Code.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

48	MainStay MacKay Tax Free Bond Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

49

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

50	MainStay MacKay Tax Free Bond Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

51

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay MacKay Tax Free Bond Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716275 MS293-18	MST11-12/18 (NYLIM) NL215

MainStay MacKay Convertible Fund (Formerly known as MainStay Convertible Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–2.40 3.28%	5.51 6.71%	10.68 11.31%	0.99 0.99%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–2.55 3.12	5.34 6.54	10.47 11.10	1.15 1.15
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5/1/1986	–2.46 2.35	5.42 5.74	10.27 10.27	1.90 1.90
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	1.39 2.35	5.73 5.73	10.26 10.26	1.90 1.90
Class I Shares	No Sales Charge		11/28/2008	3.65	7.03	12.37	0.74

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
ICE BofA Merrill Lynch U.S. Convertible Index[4]	3.67%	7.51%	12.52%
Morningstar Convertibles Category Average[5]	2.28	5.30	10.35

4.

The ICE BofA Merrill Lynch U.S. Convertible Index is the Fund’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$994.70	$4.88	$1,020.32	$4.94	0.97%

Investor Class Shares	$1,000.00	$994.50	$5.63	$1,019.56	$5.70	1.12%

Class B Shares	$1,000.00	$990.10	$9.38	$1,015.78	$9.50	1.87%

Class C Shares	$1,000.00	$990.10	$9.38	$1,015.78	$9.50	1.87%

Class I Shares	$1,000.00	$997.00	$3.07	$1,022.13	$3.11	0.61%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	NICE Systems, Inc., 1.25%, due 1/15/24

3.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

4.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

5.	Anthem, Inc., 2.75%, due 10/15/42
6.	Bank of America Corp.

7.	DISH Network Corp., 3.375%, due 8/15/26

8.	Teladoc Health, Inc., 1.375%, due 5/15/25

9.	Liberty Media Corp., 1.00%–1.375%, due 1/30/23–10/15/23

10.	Weatherford International, Ltd., 5.875%, due 7/1/21

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Convertible Fund returned 3.65%, underperforming the 3.67% return of the Fund’s primary benchmark, the ICE BofA Merrill Lynch U.S. Convertible Index. Over the same period, Class I shares outperformed the 2.28% return of the Morningstar Convertibles Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was positively affected by owning several strong-performing positions that had relatively small weightings in the ICE BofA Merrill Lynch U.S. Convertible Index. Two prominent examples included the convertible bonds of internet retailer Etsy, which had a small benchmark weighting, and the common shares of shipping and logistics provider XPO Logistics, which was not in the benchmark at all. Etsy performed well after the company raised fees for merchants that sell craft-related items on the company’s website. XPO Logistics’ share price rose sharply at the end of 2017 after the company was rumored to be a takeout target. We received the shares of XPO Logistics after the company’s convertible bonds matured and were converted into common shares.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Convertible Fund was renamed MainStay MacKay Convertible Fund. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Fund’s duration2 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Fund’s convertible security holdings. At the end of the reporting period, the effective duration of the Fund was 4.06 years.

During the reporting period, which sectors and securities were the strongest positive contributors to the Fund’s absolute performance and which sectors and securities were particularly weak?

The strongest contributions to absolute performance came from the internet, software and health care sectors. (Contributions take weightings and total returns into account.) In addition to

Etsy, described above, top-performing internet holdings included web-based dating firm IAC, which exceeded earnings estimates as daters increasingly looked for love online. In the software area, many companies continued to report solid revenue growth, motivating investors to bid up share prices despite high valuations. The Fund’s best performers included the convertible bonds of RedHat, Coupa Software, NICE, Workday and Okta. In health care, the convertible bonds of insurers Anthem, Inc. and Molina Healthcare stood out. Anthem reported several consecutive quarters of earnings that exceeded analyst estimates and raised forward earnings guidance. Molina rose sharply after the company’s board of directors ousted the incumbent management team and earnings increased sharply under the new CEO.

The weakest contributions to the Fund’s absolute performance came from the semiconductors, communications and industrials sectors. The convertible bonds of several of the Fund’s semiconductor holdings underperformed the ICE BofA Merrill Lynch U.S. Convertible Index. The convertible bonds of Microchip Technology, ON Semiconductor and Micron Technology fell during the period after indicating that demand and pricing for memory products were slowing. In the communications sector, the convertible bonds of DISH Network and Liberty Media Corporation declined as well. DISH, a notable underperformer, continued to lose subscribers for its satellite television service, and refrained from selling or activating wireless spectrum holdings that it acquired at FCC auctions in years past. Among industrials, gains in XPO Logistics, described above, were counterbalanced by the poor performance of the convertible bonds of Patrick Industries and the convertible preferred shares of Stanley Black & Decker. Patrick, a manufacturer of supplies to mobile home manufacturers, declined despite reporting several quarters of earnings that exceeded analyst estimates. Both Patrick and Stanley likely fell due to investor fears about an eventual slowing of the economy. All of the detractors remain holdings of the Fund at October 31, 2018.

What were some of the Fund’s largest purchases and sales during the reporting period?

Nearly all Fund purchases were new convertible bond offerings that came to market during the reporting period. Notable purchases included Caesar’s Entertainment, NRG Energy, Oil States International, Teladoc Health, Transocean and additional convertible preferred shares of Becton Dickinson. Most large Fund sales were the result of securities maturing or being called by the issuers. Notable sales included the convertible preferred shares of Allergan and the convertible bonds of Wabash National, Blackhawk Network Holdings, Carriage Services and Hologic.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on bench-mark and peer group returns.
2.

Duration is the measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

How did the Fund’s sector weightings change during the reporting period?

During the period, the Fund experienced an increased weighting to the energy and health care sectors and a decreased weighting to the information technology and consumer discretionary sectors.

How was the Fund positioned at the end of the reporting period?

At the end of the reporting period the Fund was overweight relative to the ICE BofA Merrill Lynch U.S. Convertible Index in the energy, health care and industrials sectors; underweight in the financial, consumer discretionary, information technology, real estate and utilities sectors; and roughly market weighted to the communications, consumer staples, and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Convertible Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Convertible Securities 85.7%† Convertible Bonds 77.0%
Advertising 0.7%
Quotient Technology, Inc. 1.75%, due 12/1/22 (a)	$8,787,000	$8,987,528

Aerospace & Defense 0.9%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	7,946,000	11,694,677

Biotechnology 7.4%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (b)	26,166,000	27,227,869
Exact Sciences Corp. 1.00%, due 1/15/25	4,021,000	4,706,581
Illumina, Inc. (zero coupon), due 6/15/19	4,300,000	5,418,000
(zero coupon), due 8/15/23 (a)	2,862,000	3,009,902
0.50%, due 6/15/21	9,998,000	13,518,826
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	6,684,000	6,280,119
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	14,497,000	15,162,528
Ligand Pharmaceuticals, Inc. 0.75%, due 5/15/23 (a)	13,375,000	12,810,441
Medicines Co. 2.75%, due 7/15/23	10,023,000	8,504,676
Novavax, Inc. 3.75%, due 2/1/23	4,500,000	2,733,750
Radius Health, Inc. 3.00%, due 9/1/24	660,000	515,804

		99,888,496

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23 (a)	14,099,000	11,922,467

Commercial Services 1.5%
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	20,595,000	20,504,464

Computers 2.4%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	17,615,000	20,073,772
Nutanix, Inc. (zero coupon), due 1/15/23 (a)	2,727,000	3,010,815
Pure Storage, Inc. 0.125%, due 4/15/23 (a)	3,879,000	3,975,871
Western Digital Corp. 1.50%, due 2/1/24 (a)	6,616,000	5,593,173

		32,653,631

	Principal Amount	Value
Diversified Financial Services 2.0%
Air Lease Corp. 3.875%, due 12/1/18	$15,781,000	$20,647,987
LendingTree, Inc. 0.625%, due 6/1/22	5,619,000	6,628,773

		27,276,760

Electric 0.4%
NRG Energy, Inc. 2.75%, due 6/1/48 (a)	5,084,000	5,303,888

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23 (a)	2,074,000	2,220,530

Health Care—Products 3.7%
Danaher Corp. (zero coupon), due 1/22/21	8,558,000	32,552,655
NuVasive, Inc. 2.25%, due 3/15/21	7,139,000	7,991,539
Wright Medical Group N.V. 1.625%, due 6/15/23 (a)	9,180,000	9,334,821

		49,879,015

Health Care—Services 4.7%
Anthem, Inc. 2.75%, due 10/15/42	7,160,000	27,205,673
Molina Healthcare, Inc. 1.125%, due 1/15/20	3,805,000	11,854,234
Teladoc Health, Inc. 1.375%, due 5/15/25 (a)	17,196,000	25,063,170

		64,123,077

Internet 12.3%
Boingo Wireless, Inc. 1.00%, due 10/1/23 (a)	7,786,000	7,855,560
Booking Holdings, Inc. 0.90%, due 9/15/21 (b)	19,156,000	22,178,664
Etsy, Inc. (zero coupon), due 3/1/23 (a)	15,601,000	20,749,330
FireEye, Inc. 0.875%, due 6/1/24 (a)	5,405,000	5,705,653
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (a)	14,542,000	20,354,786
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (a)	11,074,000	11,039,671
MercadoLibre, Inc. 2.00%, due 8/15/28 (a)	10,118,000	9,773,877
Okta, Inc. 0.25%, due 2/15/23 (a)	6,056,000	8,268,505
Palo Alto Networks, Inc. 0.75%, due 7/1/23 (a)	13,659,000	13,337,645

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
RingCentral, Inc. (zero coupon), due 3/15/23 (a)	$11,103,000	$12,599,684
Twilio, Inc. 0.25%, due 6/1/23 (a)	3,269,000	4,085,305
Twitter, Inc. 0.25%, due 9/15/19	9,161,000	8,878,576
Wix.com, Ltd. (zero coupon), due 7/1/23 (a)	11,351,000	11,248,841
Zendesk, Inc. 0.25%, due 3/15/23 (a)	2,074,000	2,281,605
Zillow Group, Inc. 1.50%, due 7/1/23	8,726,000	7,975,564

		166,333,266

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,878,000	4,115,454

Lodging 0.4%
Caesars Entertainment Corp. 5.00%, due 10/1/24	3,741,000	5,351,792

Machinery—Diversified 1.5%
Chart Industries, Inc. 1.00%, due 11/15/24 (a)	15,248,000	19,707,186

Media 3.6%
DISH Network Corp. 3.375%, due 8/15/26	28,598,000	25,550,883
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	9,441,000	10,207,147
Liberty Media Corp. 1.375%, due 10/15/23	11,345,000	13,110,282

		48,868,312

Oil & Gas 3.7%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (b)	20,143,000	18,444,824
Oasis Petroleum, Inc. 2.625%, due 9/15/23	17,949,000	20,273,629
Transocean, Inc. 0.50%, due 1/30/23	9,294,000	11,596,960

		50,315,413

Oil & Gas Services 4.8%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	16,411,000	16,928,587
Newpark Resources, Inc. 4.00%, due 12/1/21 (a)	6,326,000	7,252,759

	Principal Amount	Value
Oil & Gas Services (continued)
Oil States International, Inc. 1.50%, due 2/15/23 (a)	$19,999,000	$18,295,865
Weatherford International, Ltd. 5.875%, due 7/1/21	29,206,000	22,489,467

		64,966,678

Pharmaceuticals 2.9%
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24 (a)	9,443,000	10,003,678
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	8,164,000	12,600,620
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22	8,745,000	9,184,104
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23 (a)	6,269,000	6,807,012

		38,595,414

Semiconductors 9.0%
Cypress Semiconductor Co. 2.00%, due 2/1/23 (a)	6,094,000	5,799,910
Inphi Corp. 1.125%, due 12/1/20	14,512,000	15,237,600
Intel Corp. 3.25%, due 8/1/39	5,613,000	12,751,697
Microchip Technology, Inc.
1.625%, due 2/15/25	17,553,000	22,906,191
1.625%, due 2/15/27	7,129,000	6,774,610
Micron Technology, Inc. 3.00%, due 11/15/43	12,588,000	16,433,584
Novellus Systems, Inc. 2.625%, due 5/15/41	1,076,000	4,616,794
ON Semiconductor Corp. 1.00%, due 12/1/20	12,331,000	13,849,932
Rambus, Inc. 1.375%, due 2/1/23 (a)	9,996,000	8,789,623
Silicon Laboratories, Inc. 1.375%, due 3/1/22	13,815,000	14,940,840

		122,100,781

Software 9.8%
Atlassian, Inc. 0.625%, due 5/1/23 (a)	7,719,000	8,861,868
Citrix Systems, Inc. 0.50%, due 4/15/19	6,828,000	9,690,714
Coupa Software, Inc. 0.375%, due 1/15/23 (a)	3,586,000	5,549,335
NICE Systems, Inc. 1.25%, due 1/15/24	23,525,000	31,861,672
Nuance Communications, Inc. 1.25%, due 4/1/25	11,278,000	11,365,269
Red Hat, Inc. 0.25%, due 10/1/19	4,231,000	9,859,664

12	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
ServiceNow, Inc. (zero coupon), due 6/1/22	$8,807,000	$12,473,213
Splunk, Inc. 0.50%, due 9/15/23 (a)	8,000,000	7,696,480
Verint Systems, Inc. 1.50%, due 6/1/21	17,084,000	17,036,694
Workday, Inc. 0.25%, due 10/1/22	15,957,000	17,803,688

		132,198,597

Telecommunications 1.8%
Finisar Corp. 0.50%, due 12/15/36	9,521,000	8,490,190
Viavi Solutions Inc. 1.00%, due 3/1/24	14,679,000	15,841,768

		24,331,958

Transportation 2.1%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22 (b)	16,161,000	16,868,044
Echo Global Logistics, Inc. 2.50%, due 5/1/20	11,612,000	11,519,324

		28,387,368

Total Convertible Bonds (Cost $992,235,219)		1,039,726,752

	Shares
Convertible Preferred Stocks 8.7%
Banks 2.2%
Bank of America Corp. Series L 7.25%	12,072	15,347,134
Wells Fargo & Co. Series L 7.50%	11,552	14,694,028

		30,041,162

Chemicals 0.4%
A. Schulman, Inc. 6.00%	5,832	6,021,540

Food 0.9%
Post Holdings, Inc. 2.50%	76,604	12,677,962

Hand & Machine Tools 0.9%
Stanley Black & Decker, Inc. (b) 5.375%	131,861	12,098,247

	Shares	Value
Health Care—Products 1.4%
Becton Dickinson & Co. 6.125%	314,669	$18,461,630

Metal Fabricate & Hardware 0.5%
Rexnord Corp. 5.75%	108,438	6,199,400

Oil & Gas 1.5%
Hess Corp. 8.00%	317,155	20,136,171

Real Estate Investment Trusts 0.9%
Crown Castle International Corp. 6.875%	8,856	9,254,520
Welltower, Inc. Series I 6.50%	47,800	2,944,480

		12,199,000

Total Convertible Preferred Stocks (Cost $113,843,055)		117,835,112

Total Convertible Securities (Cost $1,106,078,274)		1,157,561,864

Common Stocks 4.0%
Aerospace & Defense 0.5%
United Technologies Corp.	53,105	6,596,172

Air Freight & Logistics 0.8%
XPO Logistics, Inc. (c)	122,563	10,954,681

Airlines 0.9%
Delta Air Lines, Inc.	227,309	12,440,622

Banks 0.8%
Bank of America Corp.	398,621	10,962,077

Energy Equipment & Services 0.4%
Baker Hughes, a GE Co.	51,357	1,370,718
Halliburton Co.	113,326	3,930,146

		5,300,864

Health Care Equipment & Supplies 0.6%
Teleflex, Inc.	33,226	7,998,827

Total Common Stocks (Cost $38,604,814)		54,253,243

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Short-Term Investments 9.4%
Affiliated Investment Companies 9.4%
MainStay U.S. Government Liquidity Fund, 2.075% (d)(e)	126,303,253	$126,303,253

Total Short-Term Investment (Cost $126,303,253)		126,303,253

Total Investments (Cost $1,270,986,341)	99.1%	1,338,118,360
Other Assets, Less Liabilities	0.9	12,460,961
Net Assets	100.0%	$1,350,579,321

†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $51,336,767 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $51,881,049 (See Note 2(H)).

(c)	Non-income producing security.

(d)	Current yield as of October 31, 2018.

(e)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$1,039,726,752	$—	$1,039,726,752
Convertible Preferred Stocks (b)	99,135,610	18,699,502	—	117,835,112

Total Convertible Securities	99,135,610	1,058,426,254	—	1,157,561,864

Common Stocks	54,253,243	—	—	54,253,243
Short-Term Investment
Affiliated Investment Company	126,303,253	—	—	126,303,253

Total Investments in Securities	$279,692,106	$1,058,426,254	$—	$1,338,118,360

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $6,021,540 and $12,677,962 are held in Chemicals and Food, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

14	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $1,144,683,088) including securities on loan of $51,336,767	$1,211,815,107
Investment in affiliated investment companies, at value (identified cost $126,303,253)	126,303,253
Receivables:
Fund shares sold	8,933,517
Dividends and interest	5,727,983
Securities lending income	94,164
Other assets	63,455

Total assets	1,352,937,479

Liabilities
Payables:
Fund shares redeemed	1,180,875
Manager (See Note 3)	595,949
Transfer agent (See Note 3)	283,247
NYLIFE Distributors (See Note 3)	207,961
Shareholder communication	39,970
Professional fees	21,835
Custodian	4,219
Trustees	3,419
Accrued expenses	20,683

Total liabilities	2,358,158

Net assets	$1,350,579,321

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$790,682
Additional paid-in capital	1,227,331,765

1,228,122,447
Total distributable earnings (loss)	122,456,874

Net assets	$1,350,579,321

Class A
Net assets applicable to outstanding shares	$518,380,549

Shares of beneficial interest outstanding	30,365,860

Net asset value per share outstanding	$17.07
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.06

Investor Class
Net assets applicable to outstanding shares	$52,723,240

Shares of beneficial interest outstanding	3,089,402

Net asset value per share outstanding	$17.07
Maximum sales charge (5.50% of offering price)	0.99

Maximum offering price per share outstanding	$18.06

Class B
Net assets applicable to outstanding shares	$15,051,026

Shares of beneficial interest outstanding	886,260

Net asset value and offering price per share outstanding	$16.98

Class C
Net assets applicable to outstanding shares	$80,830,418

Shares of beneficial interest outstanding	4,765,443

Net asset value and offering price per share outstanding	$16.96

Class I
Net assets applicable to outstanding shares	$683,594,088

Shares of beneficial interest outstanding	39,961,189

Net asset value and offering price per share outstanding	$17.11

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$13,738,405
Dividends—Unaffiliated	7,620,612
Dividends—Affiliated	724,145
Securities lending	687,102
Other	3,696

Total income	22,773,960

Expenses
Manager (See Note 3)	7,050,614
Distribution/Service—Class A (See Note 3)	1,268,730
Distribution/Service—Investor Class (See Note 3)	138,355
Distribution/Service—Class B (See Note 3)	174,670
Distribution/Service—Class C (See Note 3)	824,466
Transfer agent (See Note 3)	1,680,277
Professional fees	130,401
Registration	129,520
Shareholder communication	124,889
Trustees	27,812
Custodian	7,173
Miscellaneous	62,246

Total expenses before waiver/reimbursement	11,619,153
Expense waiver/reimbursement from Manager (See Note 3)	(701,850)

Net expenses	10,917,303

Net investment income (loss)	11,856,657

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	67,397,976
Net change in unrealized appreciation (depreciation) on investments	(52,678,146)

Net realized and unrealized gain (loss) on investments	14,719,830

Net increase (decrease) in net assets resulting from operations	$26,576,487

16	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,856,657	$11,959,710
Net realized gain (loss) on investments	67,397,976	67,286,271
Net change in unrealized appreciation (depreciation) on investments	(52,678,146)	66,696,846

Net increase (decrease) in net assets resulting from operations	26,576,487	145,942,827

Distributions to shareholders(1):
Class A	(33,491,767)
Investor Class	(3,812,652)
Class B	(1,145,593)
Class C	(4,937,399)
Class I	(37,074,520)

	(80,461,931)

Dividends to shareholders from net investment income:
Class A		(5,915,050)
Investor Class		(959,734)
Class B		(111,244)
Class C		(412,759)
Class I		(6,945,027)

		(14,343,814)

Distributions to shareholders from net realized gain on investments:
Class A		(6,089,507)
Investor Class		(1,306,245)
Class B		(339,058)
Class C		(1,228,067)
Class I		(4,515,780)

		(13,478,657)

Total dividends and distributions to shareholders	(80,461,931)	(27,822,471)

Capital share transactions:
Net proceeds from sale of shares	$527,717,872	$540,443,512
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	70,639,748	23,898,379
Cost of shares redeemed	(396,673,712)	(278,484,613)

Increase (decrease) in net assets derived from capital share transactions	201,683,908	285,857,278

Net increase (decrease) in net assets	147,798,464	403,977,634

	2018	2017
Net Assets
Beginning of year	1,202,780,857	798,803,223

End of year(2)	$1,350,579,321	$1,202,780,857

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(8,121,831) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.75	$15.72	$16.51	$18.33	$17.33

Net investment income (loss) (a)	0.15	0.19	0.20	0.11	0.15
Net realized and unrealized gain (loss) on investments	0.40	2.34	0.35	(0.00)‡	1.59

Total from investment operations	0.55	2.53	0.55	0.11	1.74

Less dividends and distributions:
From net investment income	(0.22)	(0.24)	(0.64)	(0.47)	(0.51)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(1.23)	(0.50)	(1.34)	(1.93)	(0.74)

Net asset value at end of year	$17.07	$17.75	$15.72	$16.51	$18.33

Total investment return (b)	3.28%	16.30%	3.71%	0.58%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.87%	1.12%	1.31%	0.62%	0.86%
Net expenses (c)	0.98%	0.98%	1.01%	0.99%	0.97%
Expenses (before waiver/reimbursement) (c)	0.98%	0.99%	1.01%	0.99%	0.97%
Portfolio turnover rate	43%	38%	24%	60%	59%
Net assets at end of year (in 000’s)	$518,381	$482,341	$368,583	$408,067	$384,987

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.75	$15.72	$16.50	$18.33	$17.32

Net investment income (loss) (a)	0.13	0.16	0.18	0.08	0.12
Net realized and unrealized gain (loss) on investments	0.39	2.34	0.36	(0.01)	1.60

Total from investment operations	0.52	2.50	0.54	0.07	1.72

Less dividends and distributions:
From net investment income	(0.19)	(0.21)	(0.62)	(0.44)	(0.48)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(1.20)	(0.47)	(1.32)	(1.90)	(0.71)

Net asset value at end of year	$17.07	$17.75	$15.72	$16.50	$18.33

Total investment return (b)	3.12%	16.11%	3.60%	0.40%	10.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.72%	0.95%	1.14%	0.45%	0.67%
Net expenses (c)	1.13%	1.14%	1.18%	1.15%	1.16%
Expenses (before waiver/reimbursement) (c)	1.14%	1.15%	1.18%	1.15%	1.16%
Portfolio turnover rate	43%	38%	24%	60%	59%
Net assets at end of year (in 000’s)	$52,723	$56,289	$79,430	$82,052	$85,850

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.67	$15.66	$16.45	$18.30	$17.37

Net investment income (loss) (a)	(0.01)	0.04	0.06	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.39	2.32	0.35	0.01	1.59

Total from investment operations	0.38	2.36	0.41	(0.04)	1.58

Less dividends and distributions:
From net investment income	(0.06)	(0.09)	(0.50)	(0.35)	(0.42)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(1.07)	(0.35)	(1.20)	(1.81)	(0.65)

Net asset value at end of year	$16.98	$17.67	$15.66	$16.45	$18.30

Total investment return (b)	2.35%	15.21%	2.83%	(0.36%)	9.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.21%	0.39%	(0.30%)	(0.08%)
Net expenses (c)	1.88%	1.89%	1.93%	1.90%	1.91%
Expenses (before waiver/reimbursement) (c)	1.89%	1.90%	1.93%	1.90%	1.91%
Portfolio turnover rate	43%	38%	24%	60%	59%
Net assets at end of year (in 000’s)	$15,051	$19,290	$21,436	$26,537	$29,765

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.65	$15.64	$16.43	$18.29	$17.36

Net investment income (loss) (a)	(0.00)‡	0.04	0.06	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	0.38	2.32	0.35	(0.00)‡	1.59

Total from investment operations	0.38	2.36	0.41	(0.05)	1.58

Less dividends and distributions:
From net investment income	(0.06)	(0.09)	(0.50)	(0.35)	(0.42)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(1.07)	(0.35)	(1.20)	(1.81)	(0.65)

Net asset value at end of year	$16.96	$17.65	$15.64	$16.43	$18.29

Total investment return (b)	2.35%	15.23%	2.77%	(0.30%)	9.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.03%)	0.21%	0.39%	(0.30%)	(0.08%)
Net expenses (c)	1.88%	1.89%	1.93%	1.90%	1.91%
Expenses (before waiver/reimbursement) (c)	1.89%	1.90%	1.93%	1.90%	1.91%
Portfolio turnover rate	43%	38%	24%	60%	59%
Net assets at end of year (in 000’s)	$80,830	$82,335	$76,501	$91,833	$92,118

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$17.79	$15.75	$16.54	$18.36	$17.35

Net investment income (loss) (a)	0.22	0.25	0.24	0.15	0.20
Net realized and unrealized gain (loss) on investments	0.39	2.34	0.35	(0.00)‡	1.60

Total from investment operations	0.61	2.59	0.59	0.15	1.80

Less dividends and distributions:
From net investment income	(0.28)	(0.29)	(0.68)	(0.51)	(0.56)
From net realized gain on investments	(1.01)	(0.26)	(0.70)	(1.46)	(0.23)

Total dividends and distributions	(1.29)	(0.55)	(1.38)	(1.97)	(0.79)

Net asset value at end of year	$17.11	$17.79	$15.75	$16.54	$18.36

Total investment return (b)	3.65%	16.69%	3.96%	0.84%	10.74%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25%	1.45%	1.56%	0.87%	1.11%
Net expenses (c)	0.61%	0.64%	0.76%	0.74%	0.72%
Expenses (before waiver/reimbursement) (c)	0.73%	0.74%	0.76%	0.74%	0.72%
Portfolio turnover rate	43%	38%	24%	60%	59%
Net assets at end of year (in 000’s)	$683,594	$562,526	$252,852	$298,015	$313,955

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay MacKay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Convertible Fund (formerly known as MainStay Convertible Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker / dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids / offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation

22	MainStay MacKay Convertible Fund

date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

23

Notes to Financial Statements (continued)

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $51,336,767 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $51,881,049.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up

24	MainStay MacKay Convertible Fund

to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

Effective February 28, 2018, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares so that Total Annual Fund Operating Expenses of Class I shares do not exceed 0.61% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $7,050,614 and waived fees/reimbursed expenses in the amount of $701,850.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $147,025 and $32,645, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $3,940, $36, $14,051 and $9,874, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$589,457
Investor Class	154,941
Class B	48,976
Class C	230,752
Class I	656,151

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

25

Notes to Financial Statements (continued)

(F)  Investments in Affiliates (in 000’s).

During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$252,915	$(126,612)	$—	$—	$126,303	$724	$—	126,303

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,283,154,396	$108,070,337	$(53,106,373)	$54,963,964

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$28,440,761	$39,052,149	$—	$54,963,964	$122,456,874

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to deemed dividends and Contingent Payment Debt Instruments (CPDI).

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$19,372,404	$14,271,729
Long-Term Capital Gain	61,089,527	13,550,742
Total	$80,461,931	$27,822,471

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $594,572 and $490,787, respectively.

26	MainStay MacKay Convertible Fund

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,951,046	$123,130,438
Shares issued to shareholders in reinvestment of dividends and distributions	1,951,305	32,664,323
Shares redeemed	(6,160,505)	(107,832,361)

Net increase (decrease) in shares outstanding before conversion	2,741,846	47,962,400
Shares converted into Class A (See Note 1)	677,884	11,958,226
Shares converted from Class A (See Note 1)	(224,823)	(4,036,018)

Net increase (decrease)	3,194,907	$55,884,608

Year ended October 31, 2017:
Shares sold	7,047,066	$119,088,807
Shares issued to shareholders in reinvestment of dividends and distributions	693,680	11,565,480
Shares redeemed	(5,380,336)	(90,991,876)

Net increase (decrease) in shares outstanding before conversion	2,360,410	39,662,411
Shares converted into Class A (See Note 1)	2,256,234	39,055,267
Shares converted from Class A (See Note 1)	(886,885)	(15,116,071)

Net increase (decrease)	3,729,759	$63,601,607

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	477,345	$8,402,387
Shares issued to shareholders in reinvestment of dividends and distributions	227,114	3,796,070
Shares redeemed	(316,976)	(5,549,168)

Net increase (decrease) in shares outstanding before conversion	387,483	6,649,289
Shares converted into Investor Class (See Note 1)	145,958	2,599,355
Shares converted from Investor Class (See Note 1)	(615,915)	(10,852,240)

Net increase (decrease)	(82,474)	$(1,603,596)

Year ended October 31, 2017:
Shares sold	517,721	$8,778,329
Shares issued to shareholders in reinvestment of dividends and distributions	135,820	2,252,806
Shares redeemed	(506,890)	(8,576,771)

Net increase (decrease) in shares outstanding before conversion	146,651	2,454,364
Shares converted into Investor Class (See Note 1)	188,275	3,200,427
Shares converted from Investor Class (See Note 1)	(2,216,858)	(38,363,861)

Net increase (decrease)	(1,881,932)	$(32,709,070)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	54,400	$953,788
Shares issued to shareholders in reinvestment of dividends and distributions	62,726	1,040,344
Shares redeemed	(190,681)	(3,325,606)

Net increase (decrease) in shares outstanding before conversion	(73,555)	(1,331,474)
Shares converted from Class B (See Note 1)	(131,697)	(2,330,239)

Net increase (decrease)	(205,252)	$(3,661,713)

Year ended October 31, 2017:
Shares sold	123,659	$2,058,626
Shares issued to shareholders in reinvestment of dividends and distributions	24,550	403,492
Shares redeemed	(274,643)	(4,623,932)

Net increase (decrease) in shares outstanding before conversion	(126,434)	(2,161,814)
Shares converted from Class B (See Note 1)	(151,045)	(2,562,426)

Net increase (decrease)	(277,479)	$(4,724,240)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	943,151	$16,541,245
Shares issued to shareholders in reinvestment of dividends and distributions	251,595	4,167,959
Shares redeemed	(1,093,646)	(19,054,723)

Net increase (decrease)	101,100	$1,654,481

Year ended October 31, 2017:
Shares sold	1,179,483	$19,833,250
Shares issued to shareholders in reinvestment of dividends and distributions	81,268	1,334,519
Shares redeemed	(1,487,251)	(24,998,988)

Net increase (decrease) in shares outstanding before conversion	(226,500)	(3,831,219)
Shares converted from Class C (See Note 1)	(706)	(11,550)

Net increase (decrease)	(227,206)	$(3,842,769)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	21,352,015	$378,690,014
Shares issued to shareholders in reinvestment of dividends and distributions	1,723,558	28,971,052
Shares redeemed	(14,889,150)	(260,911,854)

Net increase (decrease) in shares outstanding before conversion	8,186,423	146,749,212
Shares converted into Class I (See Note 1)	147,369	2,660,916

Net increase (decrease)	8,333,792	$149,410,128

Year ended October 31, 2017:
Shares sold	23,037,821	$390,684,500
Shares issued to shareholders in reinvestment of dividends and distributions	495,163	8,342,082
Shares redeemed	(8,767,214)	(149,293,046)

Net increase (decrease) in shares outstanding before conversion	14,765,770	249,733,536
Shares converted into Class I (See Note 1)	807,465	13,798,214

Net increase (decrease)	15,573,235	$263,531,750

27

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay Convertible Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Convertible Fund (formerly, MainStay Convertible Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $61,089,527 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $4,633,693 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by the 23.98% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

30	MainStay MacKay Convertible Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay MacKay Convertible Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

33

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay Convertible Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716013 MS293-18	MSC11-12/18 (NYLIM) NL210

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year or Since Inception	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–7.75 –2.38%	3.32 4.49%	8.39 9.00%	1.01 1.01%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–7.91 –2.56	3.15 4.32	8.14 8.75	1.14 1.14
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	12/29/1987	–7.86 –3.22	3.22 3.55	7.95 7.95	1.89 1.89
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–4.20 –3.28	3.55 3.55	7.94 7.94	1.89 1.89
Class I Shares	No Sales Charge		1/2/2004	–2.17	4.75	9.28	0.76
Class R2 Shares	No Sales Charge		2/27/2015	–2.48	2.45	N/A	1.11
Class R3 Shares	No Sales Charge		2/29/2016	–2.73	6.76	N/A	1.36
Class R6 Shares	No Sales Charge		2/28/2018	–0.61	–0.61	N/A	0.66

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[4]	1.16%	6.81%	10.02%
Bloomberg Barclays U.S. Aggregate Bond Index[5]	–2.05	1.83	3.94
Blended Benchmark Index[6]	–0.30	4.44	7.23
Morningstar World Allocation Category Average[7]	–3.07	2.80	7.15

4.

The MSCI World Index is the Fund’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Fund has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$993.60	$5.08	$1,020.11	$5.14	1.01%

Investor Class Shares	$1,000.00	$992.50	$5.68	$1,019.51	$5.75	1.13%

Class B Shares	$1,000.00	$989.30	$9.43	$1,015.73	$9.55	1.88%

Class C Shares	$1,000.00	$988.70	$9.42	$1,015.73	$9.55	1.88%

Class I Shares	$1,000.00	$994.40	$3.82	$1,021.37	$3.87	0.76%

Class R2 Shares	$1,000.00	$993.10	$5.58	$1,019.61	$5.65	1.11%

Class R3 Shares	$1,000.00	$991.40	$6.83	$1,018.35	$6.92	1.36%

Class R6 Shares	$1,000.00	$994.90	$3.32	$1,021.88	$3.36	0.66%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of October 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–7.00%, due 7/1/20–5/1/48

2.	United States Treasury Bonds, 2.75%–4.375%, due 11/15/39–5/15/48

3.	United States Treasury Notes, 1.75%–2.875%, due 5/15/23–8/15/28

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–7.50%, due 9/1/26–2/1/48

5.	Morgan Stanley, 2.375%–7.25%, due 7/15/19–7/24/42
6.	Verizon Communications, Inc.

7.	Bank of America Corp., 2.738%–8.57%, due 6/17/19–4/19/26

8.	AT&T, Inc.

9.	AstraZeneca PLC, Sponsored ADR (United Kingdom)

10.	Westpac Banking Corp.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Dan Roberts, PhD, Louis N. Cohen, CFA,1 Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, Kera Van Valen, CFA and John Tobin, PhD, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Income Builder Fund returned –2.17%, underperforming the 1.16% return of the Fund’s primary benchmark, the MSCI World Index. Over the same period, Class I shares underperformed the –2.05% return of the Bloomberg Barclays U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and the –0.30% return the of the Blended Benchmark Index, which is an additional benchmark of the Fund. For the 12 months ended October 31, 2018, Class I shares of the Fund outperformed the –3.07% return of the Morningstar World Allocation Category Average.2

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, Jae S. Yoon and Jonathan Swaney were added as portfolio managers of the Fund and Michael Kimble was removed. Effective October 18, 2018, Stephen Cianci and Neil Moriarty were added as portfolio managers of the Fund. For more information on this change, refer to the supplement dated October 18, 2018.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Fund used equity futures to enhance the Fund’s equity beta.3 This positioning slightly detracted from the Fund’s performance. Over the same period, the fixed-income portion of the Fund also used currency forwards to hedge against local currency exposure, which positively affected the Fund’s performance.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

The Fund provided a negative return for the 12 months ended October 31, 2018, trailing the MSCI World Index. In the equity portion of the Fund, relative performance was driven by sector exposures, which largely reflect our fundamental, bottom-up investment process and stock selection. Relative performance was negatively affected by a substantially underweight position in information technology and e-commerce companies, which typically reinvest nearly all free cash flow back into the business and have dividend yields that are quite low or nonexistent. Stock selection in the consumer discretionary and consumer staples sectors, among others, also detracted from relative performance in the equity portion of the Fund. On the positive side, the relative performance of the equity portion of the Fund benefited from stock selection in energy and health care and an underweight position in the financials sector.

During the reporting period, which sectors were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the performance of the equity portion of the Fund relative to the MSCI World Index were energy, health care and financials. (Contributions take weightings and total returns into account.) Over the same period, the consumer discretionary sector was the largest detractor from the relative performance of the equity portion of the Fund, followed by information technology and consumer staples.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

Verizon, Cisco Systems and Pfizer were among the strongest positive contributors to absolute performance in the equity portion of the Fund. Verizon is a leading provider of telecommunication services in the United States. The company’s shares performed well on strong service revenue growth and continued subscriber additions. Recently, the industry has shown better competitive discipline, and customers who were on lower-priced tiered plans started to move toward Verizon’s higher-priced unlimited offerings. In our opinion, the proposed Sprint/T-Mobile merger is now more likely to be successfully completed, which we believe would help support pricing industry-wide. Verizon management remains committed to maintaining the company’s leadership in network quality. In our view, Verizon pays a well-covered dividend and is progressing on its debt reduction plans. Cisco Systems is the world’s largest supplier of routers and switches. We believe that adoption of its subscription service, which is required to get the most out of the new intent-based networking switch, the Catalyst 9000, has been a major share driver. Earnings results have demonstrated increasing penetration of the subscription service, and the company intends to

1.	Louis Cohen will serve as a portfolio manager of the Fund until on or about December 31, 2018.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

roll out this architecture across its product portfolio. The company has a policy of returning more than 50% of its cash generation through a progressive dividend and share repurchases. Pfizer is a global pharmaceutical company with a diversified portfolio of products including medicines, vaccines and consumer health care products. Shares traded higher after strong fundamental performance throughout 2018, as well as, in our view, increasing investor confidence that sales and cash flow growth could accelerate after 2020 as the company moves past loss-of-exclusivity headwinds on select drugs. We believe that Pfizer has a strong balance sheet and that the company’s free cash flow comfortably covers its attractive, growing dividend and steady share repurchases.

The most significant detractors from absolute performance in the equity portion of the Fund were British American Tobacco and Las Vegas Sands. British American Tobacco came under pressure along with its tobacco peers as investors continued to be concerned about the pace of growth in next-generation products. Although the company has a diversified next-generation product portfolio, concerns about long-term growth affected both heat-not-burn and vaping. Management remains confident in the company’s ability to continue to drive profit margin growth over the long term as next-generation products continue to gain traction. Top-line growth, coupled with disciplined cost controls and a strong focus on innovation, allowed British American Tobacco to generate strong cash flows and consistently return cash to shareholders through a growing dividend. As of October 31, 2018, the equity portion of the Fund retained its position in British American Tobacco. Casino resort company Las Vegas Sands traded lower on several concerns, including decelerating monthly gross gaming revenue growth, uncertainty regarding casino concession contract renewal, potential regional competition, Chinese economic conditions, a U.S.-China trade war and the impact of Typhoon Mangkhut in September. Overall, we believe that the company’s cash flows are secure for the foreseeable future and should continue to grow over the long term, driven by increasing visits and higher spending per visit among the company’s relatively stable mass-market client base. In our view, Las Vegas Sands is committed to maintaining a strong balance sheet and consistently returning cash to owners through attractive and steadily increasing dividends, supplemented by share repurchases. At the end of the reporting period, the equity portion of the Fund retained its position in Las Vegas Sands.

What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund purchased new positions in several stocks, including Hanesbrands, Kraft Heinz and LyondellBasell Industries. Hanesbrands is one of the largest manufacturers of intimate apparel, underwear, socks, T-shirts and activewear in the United States,

Canada, Mexico and Europe. The company’s brands include Hanes, Champion, Playtex, Maidenform and Gear for Sports. The company generates cash by selling its products to retailers, consumers and wholesalers globally. Hanesbrands targets a 25% to 30% earnings payout ratio and is committed to paying an attractive dividend that grows in line with earnings over time. When debt leverage is within the company’s target range, the company will return excess cash through share repurchases, value-creating acquisitions or both. When debt leverage is above the target range, the company will use excess cash for debt repayment. Hanesbrands also prioritizes investing in the business through internal projects to drive profitable growth. Kraft Heinz is a North American packaged food and beverage company with strong brands and solid market share positions. Management continues to drive growth through brand investment, product innovation/renovation, data-driven marketing and cost containment. The company generates levels of free cash flow that we find attractive, and it returns cash to shareholders through a combination of dividends and debt reduction. LyondellBasell is a large global producer of petrochemicals (ethylene, propylene and downstream derivatives), and the company owns and operates several refinery complexes in Texas. In our opinion, cash flows are driven by the structurally growing long-term demand for building-block chemicals used in the manufacture of a wide variety of plastic products, and we believe that growth in the coming years could be enhanced by several plant expansion projects. In our opinion, the company’s plants enjoy a cost advantage because of U.S. Gulf Coast locations that utilize feedstocks derived from shale gas. The refinery complexes are able to produce refined products like gasoline and diesel fuel from low-cost heavy sour crude oil. The company generates significant free cash flow, and it returns cash to shareholders through a growing dividend that we find attractive and through consistent share repurchases.

Among the positions that the equity portion of the Fund closed during the reporting period were Swisscom, Sky and Regal Entertainment. Swisscom is the leading communication provider in Switzerland. The company offers wireless; traditional wireline telephone; and cable, Internet and telephony services. Through Fastweb, Swisscom is a leading provider of cable, Internet and telephony in Italy. The company pays a regular annual dividend that is supported by strong underlying free cash flow. In our view, potential competitor consolidation in Switzerland and expanded ambitions in Italy have decreased the company’s viability for medium-term cash flow growth, which led us to exit the stock. Sky is the largest pay TV provider in the United Kingdom and Ireland. It also has a sizable presence in Germany and Italy through Sky Italia and Sky Deutschland. Sky shares rose on a deal by Disney to acquire almost all of 21st Century Fox’s assets including its current 60.9% stake in Sky, as well as the rest of the shares that are currently with the regulatory committee. With a compressed yield and only one special

10	MainStay Income Builder Fund

dividend to be paid in 2018, the Fund sold its shares and reallocated proceeds to stocks with higher yields. Regal Entertainment operates a chain of movie theaters in the United States under the Regal Cinemas, Edwards Theaters and United Artists Theaters brands. It is the largest theater circuit in the United States with over 7,000 screens. The equity portion of the Fund exited its position in Regal Entertainment after it was announced that the company had agreed to be acquired for cash by Cineworld Group.

How did sector weightings change in the equity portion of the Fund during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Fund were in financials and health care. Over the same period, the most substantial sector weighting reductions in the equity portion of the Fund were in telecommunication services and industrials. Sector allocations in the equity portion of the Fund are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.

How was the equity portion of the Fund positioned at the end of the reporting period?

As of October 31, 2018, the largest sectors in the equity portion of the Fund were financials and utilities, and the smallest sectors were materials and consumer discretionary. As of the same date, the most substantially overweight sector positions relative to the MSCI World Index in the equity portion of the Fund were in utilities and telecommunications services. These are defensive sectors that are typically more heavily represented in the equity portion of the Fund. As of October 31, 2018, the most substantially underweight sectors relative to the benchmark in the equity portion of the Fund were information technology and consumer discretionary.

What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed relative to the Bloomberg Barclays U.S. Aggregate Bond Index primarily because of an overweight position in credit—such as investment-grade corporate bonds, high-yield corporate bonds and bank loans—which offered a healthy yield advantage over comparable-duration U.S. Treasury securities. The yield advantage offset the downside effects of spread4 widening in the credit sectors. The Fund’s shorter duration profile also benefited the relative performance of the fixed-income portion of the fund as U.S. Treasury yields rose across the yield curve,5 more so on the front end.

The most significant factor that influenced the fixed-income markets during the reporting period continued to be the Federal Reserve’s interest-rate policy. U.S. Treasury yields rose across the yield curve, though less so in longer maturities, in response to the Federal Open Market Committee raising the federal funds target range four times during the reporting period to forestall any potential of the economy overheating. Ballooning U.S. Treasury security issuance to fund the budget deficit also influenced higher rates. Increases at the long-end of the yield curve were more modest and reflected tepid inflation, trade policy flux and the long-end’s pedigree as a refuge from pockets of regional tension. The Tax and Jobs Act was signed into law during the reporting period, creating the most significant tax overhaul in three decades. The recent tax cuts supported earnings growth in 2018, but we question the sustainability of earnings as the one-time boost from tax cuts begins to fade.

The stock market tempered its momentum as investors questioned the durability of the current business cycle and the ability of corporations to absorb headwinds such as a weaker dollar and higher financing costs. Swayed by similar effects, corporate-bond spreads widened.

What was the Fund’s duration6 strategy during the reporting period?

In order to reduce sensitivity to interest rates, the fixed-income portion of the Fund maintained a duration shorter than the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. As of October 31, 2018, the duration of the fixed-income portion of the Fund was about 5.5 years.

During the reporting period, which sectors were the strongest positive contributors to relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?

During the reporting period, a position in bank loans was the biggest contributor to the relative performance of the fixed-income portion of the Fund. A position in high-yield bonds also performed well on a relative basis because the higher coupons dampened interest-rate sensitivity in the fixed-income portion of the Fund. Among the Fund’s credit investments, industrials contributed positively to relative performance while financials

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

11

detracted from relative performance. The fixed-income portion of the Fund had a small position in emerging market credit, which was a slight detractor from relative performance.

Coupled with an overweight position in credit was an underweight position in sectors of the market that tend to be more interest-rate sensitive, such as U.S. Treasury securities and mortgage-backed securities. Both of these sectors were negatively affected by higher interest rates, so the underweight positions in the fixed-income portion of the Fund benefited relative performance during the reporting period.

What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund initiated a position in Crown Castle Tower secured bonds. The bonds, which carried an A rating,7 were secured by cell towers, and in our opinion, they were attractively priced. Later during the reporting period, the fixed-income portion of the Fund sold the unsecured Crown Castle paper. Although we wanted to maintain exposure to the credit, we also wanted to improve the overall quality of the Fund.

The Fund also initiated a position in a commercial mortgage-backed new single-property issue rated AAA8 that offered what we believed to be an attractively priced opportunity to purchase a securitized product while diversifying the Fund’s corporate holdings.

The fixed-income portion of the Fund also sold its position in beverage company Anheuser Busch based on current valuations relative to its peers of the same credit quality.

How did the sector weightings in the fixed-income portion of the Fund change during the reporting period?

As credit spreads continued to narrow during the reporting period, the fixed-income portion of the Fund trimmed its weightings in high-yield bonds and, to a lesser degree, bank loans. During the reporting period, the fixed-income portion of the Fund selectively added to investment-grade corporate bonds, and, to a lesser degree, asset-backed securities and commercial mortgage-backed securities.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2018, the fixed-income portion of the Fund held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield credit, bank loans and investment-grade credit. As of the same date, the fixed-income portion of the Fund held underweight positions relative to this Index in U.S. Treasury securities and mortgage-backed securities.

7.

An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

8.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 52.8%† Asset-Backed Securities 0.6%
Auto Floor Plan Asset-Backed Securities 0.2%
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.911% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	$2,895,000	$2,897,218

Home Equity 0.1%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (c)	15,873	16,074
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	77,827	78,751
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.171%, due 2/25/34 (c)	415,608	425,964
Equity One Mortgage Pass-Through Trust Series 2003-3, Class AF4 5.495%, due 12/25/33 (c)	150,742	151,692
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.381% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	419,867	293,466
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.331% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	615,015	289,690
Saxon Asset Securities Trust Series 2003-1, Class AF5 4.694%, due 6/25/33 (c)	73,285	74,061

		1,329,698

Other Asset-Backed Securities 0.3%
American Tower Trust I Series-2013, Class 2A 3.07%, due 3/15/48 (b)	2,160,000	2,092,936
Verizon Owner Trust Series 2018-1A, Class A1A 2.82%, due 9/20/22 (b)	1,895,000	1,881,473

		3,974,409

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.631% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	187,140	186,556

Total Asset-Backed Securities (Cost $8,606,438)		8,387,881

	Principal Amount	Value
Corporate Bonds 35.4%
Aerospace & Defense 0.4%
Harris Corp. 4.40%, due 6/15/28	$2,215,000	$2,214,580
KLX, Inc. 5.875%, due 12/1/22 (b)	3,485,000	3,589,550

		5,804,130

Agriculture 0.0%‡
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	255,000	262,880

Airlines 0.9%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	3,700,000	3,700,000
American Airlines, Inc.
Series 2016-2, Class AA, Pass Through Trust 3.20%, due 12/15/29	626,960	591,694
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31	972,939	923,318
Series 2015-2, Class AA 3.60%, due 3/22/29	3,085,628	2,975,780
Series 2016-2, Class AA, Pass Through Trust 3.65%, due 12/15/29	221,280	212,562
Continental Airlines, Inc. Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21	1,358,796	1,408,052
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,608,085	1,720,651
Series 2010-1, Class A 6.25%, due 10/22/24	773,710	825,316
UAL Pass Through Trust Series 2007-1 6.636%, due 1/2/24	1,418,589	1,480,652

		13,838,025

Auto Manufacturers 1.1%
Daimler Finance North America LLC 2.891% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)	2,400,000	2,401,152
Ford Motor Co.
7.45%, due 7/16/31	100,000	105,243
8.90%, due 1/15/32	215,000	250,689
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	362,277

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
General Motors Financial Co., Inc.
3.15%, due 6/30/22		$900,000	$864,382
3.20%, due 7/13/20		1,800,000	1,784,070
3.45%, due 4/10/22		3,800,000	3,699,128
4.20%, due 3/1/21		2,585,000	2,597,952
Toyota Motor Credit Corp. 2.508% (3 Month LIBOR + 0.17%), due 9/18/20 (a)		4,620,000	4,615,643

			16,680,536

Auto Parts & Equipment 0.2%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (b)	EUR	2,140,000	2,385,938

Banks 9.1%
Bank of America Corp.
2.738%, due 1/23/22 (d)		$3,260,000	3,195,228
3.004%, due 12/20/23 (d)		1,794,000	1,726,185
3.499%, due 5/17/22 (d)		4,490,000	4,468,777
3.50%, due 4/19/26		415,000	394,754
4.20%, due 8/26/24		2,615,000	2,594,268
5.125%, due 6/17/19 (d)(e)		575,000	573,563
6.30%, due 3/10/26 (d)(e)		2,085,000	2,197,069
8.57%, due 11/15/24		485,000	589,324
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (d)(e)		3,275,000	3,090,781
Barclays PLC (United Kingdom)
2.75%, due 11/8/19		936,000	929,469
5.20%, due 5/12/26		5,570,000	5,406,370
Capital One Financial Corp. 4.20%, due 10/29/25		435,000	419,782
Citibank N.A.
2.125%, due 10/20/20		4,590,000	4,482,576
3.40%, due 7/23/21		3,585,000	3,569,658
Citigroup, Inc.
3.668%, due 7/24/28 (d)		1,180,000	1,106,021
4.05%, due 7/30/22		105,000	105,449
5.30%, due 5/6/44		1,200,000	1,209,067
6.625%, due 6/15/32		770,000	894,677
6.875%, due 6/1/25		1,715,000	1,944,331
Citizens Financial Group, Inc.
4.30%, due 12/3/25		3,405,000	3,335,093
6.00%, due 7/6/23 (d)(e)		2,660,000	2,633,400
Discover Bank 8.70%, due 11/18/19		1,064,000	1,117,104
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)		880,000	846,301
2.908%, due 6/5/23 (d)		800,000	770,882
3.484% (3 Month LIBOR + 1.17%), due 5/15/26 (a)		2,245,000	2,237,614

	Principal Amount	Value
Banks (continued)
Goldman Sachs Group, Inc. (continued)
3.50%, due 11/16/26	$1,085,000	$1,013,562
5.25%, due 7/27/21	805,000	837,214
6.75%, due 10/1/37	829,000	967,668
Huntington Bancshares, Inc.
3.15%, due 3/14/21	3,535,000	3,494,869
5.70%, due 4/15/23 (d)(e)	2,400,000	2,352,000
JPMorgan Chase & Co. (d)
3.54%, due 5/1/28	2,970,000	2,800,292
5.15%, due 5/1/23 (e)	4,666,000	4,580,146
Kreditanstalt Fuer Wiederaufbau 1.50%, due 2/6/19 (Germany)	8,170,000	8,148,195
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	1,633,000	1,574,923
4.65%, due 3/24/26	3,090,000	2,990,416
Morgan Stanley
2.375%, due 7/23/19	1,750,000	1,742,615
3.125%, due 1/23/23	4,435,000	4,291,763
3.875%, due 1/27/26	465,000	449,585
4.875%, due 11/1/22	1,125,000	1,160,588
5.00%, due 11/24/25	2,855,000	2,919,172
5.45%, due 7/15/19 (d)(e)	2,310,000	2,330,513
6.375%, due 7/24/42	170,000	205,472
7.25%, due 4/1/32	3,490,000	4,412,034
PNC Bank N.A. 2.55%, due 12/9/21	2,185,000	2,129,430
Royal Bank of Scotland Group PLC (United Kingdom)
4.892%, due 5/18/29 (d)	1,935,000	1,884,456
6.00%, due 12/19/23	190,000	195,232
Santander Holdings USA, Inc.
2.65%, due 4/17/20	3,875,000	3,826,722
4.40%, due 7/13/27	600,000	559,976
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	2,230,000	2,154,299
3.823%, due 11/3/28 (d)	1,640,000	1,476,753
State Street Corp. 2.55%, due 8/18/20	2,605,000	2,577,906
Toronto-Dominion Bank (Canada)
1.80%, due 7/13/21	4,295,000	4,124,967
3.15%, due 9/17/20	4,255,000	4,248,759
U.S. Bank N.A. 2.602% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	2,655,000	2,655,740
Wachovia Corp. 5.50%, due 8/1/35	315,000	332,171
Wells Fargo & Co. 4.90%, due 11/17/45	55,000	53,352

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Wells Fargo Bank N.A.
2.40%, due 1/15/20	$1,875,000	$1,859,126
2.60%, due 1/15/21	2,595,000	2,545,175
3.55%, due 8/14/23	1,815,000	1,798,841
5.85%, due 2/1/37	140,000	156,739
Westpac Banking Corp. (Australia)
2.594% (3 Month LIBOR + 0.28%), due 5/15/20 (a)	1,935,000	1,935,638
4.875%, due 11/19/19	5,200,000	5,292,872

		135,916,924

Beverages 0.7%
Coca-Cola Co. 1.375%, due 5/30/19	3,845,000	3,814,094
Constellation Brands, Inc.
2.00%, due 11/7/19	2,000,000	1,977,933
4.25%, due 5/1/23	2,100,000	2,119,554
Diageo Capital PLC 2.562% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (a)	2,420,000	2,422,290

		10,333,871

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	3,480,000	3,472,606
Celgene Corp. 3.625%, due 5/15/24	3,600,000	3,496,102

		6,968,708

Building Materials 0.6%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (Mexico) (b)	4,255,000	4,489,025
Masco Corp. 4.375%, due 4/1/26	1,575,000	1,552,698
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	2,940,000	2,822,400

		8,864,123

Chemicals 0.6%
Air Liquide Finance S.A. (France) (b)
1.375%, due 9/27/19	2,535,000	2,497,426
1.75%, due 9/27/21	1,725,000	1,645,155
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (b)	4,275,000	3,971,475
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (b)	1,800,000	1,597,500

		9,711,556

Commercial Services 0.3%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)	1,482,000	1,563,510

	Principal Amount	Value
Commercial Services (continued)
Service Corp. International 5.375%, due 1/15/22	$3,600,000	$3,627,000

		5,190,510

Computers 0.6%
Apple, Inc. 2.75%, due 1/13/25	1,990,000	1,887,010
Dell International LLC / EMC Corp. 3.48%, due 6/1/19 (b)	5,170,000	5,176,472
International Business Machines Corp. 7.00%, due 10/30/25	2,050,000	2,408,261

		9,471,743

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	3,100,000	3,039,041

Diversified Financial Services 1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	4,265,000	4,330,032
Air Lease Corp.
2.125%, due 1/15/20	1,950,000	1,919,586
2.75%, due 1/15/23	1,850,000	1,749,844
3.50%, due 1/15/22	890,000	879,988
4.25%, due 9/15/24	1,185,000	1,168,390
Capital One Bank USA N.A. 8.80%, due 7/15/19	2,070,000	2,149,130
Caterpillar Financial Services Corp.
2.494% (3 Month LIBOR + 0.18%), due 5/15/20 (a)	2,275,000	2,274,167
2.90%, due 3/15/21	4,990,000	4,937,130
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,462,014
GE Capital International Funding Co. 2.342%, due 11/15/20	1,000,000	970,217
International Lease Finance Corp.
5.875%, due 4/1/19	1,255,000	1,267,614
6.25%, due 5/15/19	1,074,000	1,091,129
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	940,000	912,146
Springleaf Finance Corp.
5.25%, due 12/15/19	700,000	707,000
6.00%, due 6/1/20	475,000	485,094

		26,303,481

Electric 1.3%
AEP Transmission Co. LLC 3.10%, due 12/1/26	2,350,000	2,220,177
CMS Energy Corp.
3.875%, due 3/1/24	1,540,000	1,530,589
5.05%, due 3/15/22	1,220,000	1,268,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Consolidated Edison, Inc. 2.00%, due 3/15/20	$1,205,000	$1,185,471
Duquesne Light Holdings, Inc. (b)
3.616%, due 8/1/27	2,265,000	2,098,125
6.40%, due 9/15/20	2,590,000	2,707,666
Entergy Louisiana LLC 4.00%, due 3/15/33	2,200,000	2,167,998
Evergy, Inc. 5.292%, due 6/15/22 (c)	1,130,000	1,170,706
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,235,000	2,100,455
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	857,711
Southern California Edison Co. 3.70%, due 8/1/25	870,000	864,885
WEC Energy Group, Inc. 4.426% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	1,095,000	1,008,418

		19,180,249

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	1,615,000	1,679,541
Waste Management, Inc. 2.40%, due 5/15/23	2,275,000	2,158,347

		3,837,888

Food 1.5%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (b)	2,899,000	2,808,503
Kroger Co. 1.50%, due 9/30/19	4,100,000	4,039,914
Mondelez International Holdings Netherlands B.V. (Netherlands) (b)
1.625%, due 10/28/19	2,790,000	2,743,507
2.00%, due 10/28/21	3,050,000	2,902,734
Nestle Holdings, Inc. 3.10%, due 9/24/21 (b)	2,975,000	2,966,708
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	1,690,000	1,661,019
3.35%, due 2/1/22	1,575,000	1,519,112
Tyson Foods, Inc. 3.95%, due 8/15/24	4,235,000	4,212,515

		22,854,012

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	735,000	687,225
5.625%, due 5/20/24	1,140,000	1,094,400
5.75%, due 5/20/27	520,000	482,300

	Principal Amount	Value
Gas (continued)
Southern California Gas Co. 4.30%, due 1/15/49	$845,000	$830,052

		3,093,977

Health Care—Products 1.1%
Abbott Laboratories 3.40%, due 11/30/23	1,500,000	1,483,807
Becton Dickinson & Co.
2.133%, due 6/6/19	2,700,000	2,682,537
3.70%, due 6/6/27	2,210,000	2,075,195
Boston Scientific Corp. 2.85%, due 5/15/20	3,740,000	3,709,160
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,090,000	3,077,736
Stryker Corp. 2.625%, due 3/15/21	3,395,000	3,333,074

		16,361,509

Health Care—Services 0.2%
Cigna Corp. 4.375%, due 12/15/20	270,000	274,077
Laboratory Corp. of America Holdings 2.50%, due 11/1/18	3,510,000	3,510,000

		3,784,077

Holding Company—Diversified 0.2%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (b)	2,620,000	2,410,157

Home Builders 0.5%
Lennar Corp.
4.50%, due 6/15/19	2,400,000	2,406,000
4.50%, due 11/15/19	750,000	752,813
5.875%, due 11/15/24	1,345,000	1,351,725
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,777,500
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19	1,000,000	1,000,000

		8,288,038

Insurance 2.4%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	209,158
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48 (b)	2,305,000	2,054,183
Berkshire Hathaway Finance Corp. 4.20%, due 8/15/48	2,165,000	2,064,287
Jackson National Life Global Funding (b)
2.20%, due 1/30/20	3,580,000	3,538,574
2.811% (3 Month LIBOR + 0.48%), due 6/11/21 (a)	3,660,000	3,673,947

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Liberty Mutual Group, Inc. (b)
4.25%, due 6/15/23	$850,000	$852,735
7.80%, due 3/7/87	255,000	291,975
Lincoln National Corp. 3.625%, due 12/12/26	3,400,000	3,230,852
Markel Corp. 5.00%, due 4/5/46	1,250,000	1,223,781
MassMutual Global Funding II (b)
2.50%, due 10/17/22	3,347,000	3,219,886
2.95%, due 1/11/25	1,105,000	1,040,433
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (b)	2,250,000	2,225,290
Oil Insurance, Ltd. 5.378% (3 Month LIBOR + 2.982%), due 12/3/18 (Bermuda) (a)(b)(e)	1,320,000	1,280,400
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	2,135,000	2,096,021
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	4,070,000	3,925,703
Protective Life Corp. 8.45%, due 10/15/39	1,640,000	2,206,393
Prudential Financial, Inc. 5.625%, due 6/15/43 (d)	1,760,000	1,790,976
Voya Financial, Inc. 3.65%, due 6/15/26	690,000	652,687

		35,577,281

Internet 0.2%
Expedia Group, Inc.
3.80%, due 2/15/28	440,000	398,253
5.00%, due 2/15/26	60,000	60,233
Tencent Holdings, Ltd. (China) (b)
3.595%, due 1/19/28	1,475,000	1,353,074
3.925%, due 1/19/38	1,910,000	1,658,475

		3,470,035

Iron & Steel 0.3%
ArcelorMittal 7.00%, due 10/15/39 (Luxembourg)	2,300,000	2,545,164
Vale Overseas, Ltd. 6.875%, due 11/21/36 (Brazil)	1,800,000	1,998,522

		4,543,686

Lodging 0.4%
Marriott International, Inc.
2.30%, due 1/15/22	2,450,000	2,341,879
7.15%, due 12/1/19	1,900,000	1,970,644
MGM Resorts International 8.625%, due 2/1/19	80,000	80,600

	Principal Amount	Value
Lodging (continued)
Sands China, Ltd. (Macao) (b)
4.60%, due 8/8/23	$810,000	$798,869
5.125%, due 8/8/25	1,310,000	1,284,499

		6,476,491

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	1,435,000	1,420,040
4.875%, due 4/1/21	3,945,000	4,030,407
John Deere Capital Corp. 3.65%, due 10/12/23	610,000	612,179

		6,062,626

Media 1.0%
Comcast Corp.
3.45%, due 10/1/21	5,085,000	5,082,577
5.70%, due 7/1/19	4,250,000	4,324,842
Grupo Televisa S.A.B. 6.625%, due 1/15/40 (Mexico)	1,500,000	1,597,035
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	164,356
Sky PLC 3.75%, due 9/16/24 (United Kingdom) (b)	950,000	938,485
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	800,000	922,006
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	2,050,000	1,994,650

		15,023,951

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	4,040,000	3,881,747

Mining 0.4%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (b)	1,295,000	1,276,617
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (Australia) (b)	2,280,000	2,166,000
Teck Resources, Ltd. 6.00%, due 8/15/40 (Canada)	2,060,000	2,013,650

		5,456,267

Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (b)	2,130,000	2,071,039

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 4.049% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	$3,540,000	$3,026,700

		5,097,739

Oil & Gas 0.9%
Cenovus Energy, Inc. 4.25%, due 4/15/27 (Canada)	955,000	900,292
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (b)	2,065,000	2,275,361
Marathon Petroleum Corp. 5.125%, due 12/15/26 (b)	1,260,000	1,293,074
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	4,120,000	4,269,762
Valero Energy Corp.
6.125%, due 2/1/20	2,385,000	2,465,479
6.625%, due 6/15/37	2,645,000	3,028,712

		14,232,680

Packaging & Containers 0.2%
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,400,000	1,372,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20	1,938,215	1,938,215

		3,310,215

Pharmaceuticals 0.5%
Allergan Funding SCS
2.45%, due 6/15/19	1,790,000	1,786,556
3.45%, due 3/15/22	2,715,000	2,669,972
GlaxoSmithKline Capital PLC 2.669% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (a)	3,465,000	3,471,760

		7,928,288

Pipelines 0.9%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp. 5.50%, due 10/15/19	1,845,000	1,879,944
Columbia Pipeline Group, Inc. 3.30%, due 6/1/20	2,995,000	2,982,643
MPLX, L.P.
4.875%, due 6/1/25	100,000	101,949
5.50%, due 2/15/23	1,975,000	2,001,260
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (b)	880,000	833,399
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,740,000	1,766,281

	Principal Amount	Value
Pipelines (continued)
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23	$2,120,000	$2,114,700
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	2,340,000	2,182,989

		13,863,165

Real Estate Investment Trusts 1.1%
American Tower Corp. 3.375%, due 10/15/26	2,945,000	2,705,296
Crown Castle International Corp.
3.40%, due 2/15/21	2,080,000	2,066,807
5.25%, due 1/15/23	3,510,000	3,660,334
Digital Realty Trust, L.P.
2.75%, due 2/1/23	140,000	133,727
3.70%, due 8/15/27	500,000	467,453
Essex Portfolio, L.P. 3.375%, due 4/15/26	1,490,000	1,399,804
Iron Mountain, Inc. 4.875%, due 9/15/27 (b)	1,860,000	1,655,400
Kilroy Realty, L.P. 3.45%, due 12/15/24	2,060,000	1,957,110
UDR, Inc. 3.50%, due 7/1/27	2,000,000	1,876,370
Welltower, Inc. 4.00%, due 6/1/25	890,000	867,980

		16,790,281

Retail 0.7%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (b)	2,700,000	2,495,855
CVS Health Corp.
4.00%, due 12/5/23	3,725,000	3,703,736
4.78%, due 3/25/38	1,110,000	1,068,054
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(f)	158,972	164,247
McDonald’s Corp. 3.35%, due 4/1/23	2,875,000	2,827,512

		10,259,404

Semiconductors 0.1%
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (b)	1,610,000	1,599,938

Software 0.6%
MSCI, Inc. 5.75%, due 8/15/25 (b)	3,610,000	3,709,275
PTC, Inc. 6.00%, due 5/15/24	1,415,000	1,446,838

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
salesforce.com, Inc.
3.25%, due 4/11/23	$1,300,000	$1,285,656
3.70%, due 4/11/28	1,915,000	1,869,571

		8,311,340

Telecommunications 2.0%
AT&T, Inc.
3.514% (3 Month LIBOR + 1.18%), due 6/12/24 (a)	2,005,000	2,010,562
4.90%, due 8/15/37 (b)	1,840,000	1,687,861
CommScope Technologies LLC 6.00%, due 6/15/25 (b)	850,000	826,625
CommScope, Inc. 5.00%, due 6/15/21 (b)	3,090,000	3,079,957
Crown Castle Towers LLC 4.241%, due 7/15/48 (b)	2,680,000	2,677,400
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	990,000	1,003,712
Rogers Communications, Inc. 3.625%, due 12/15/25 (Canada)	1,495,000	1,442,129
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (b)
3.36%, due 3/20/23	4,012,500	3,972,375
4.738%, due 9/20/29	2,625,000	2,621,719
Telecom Italia Capital S.A. (Italy)
7.175%, due 6/18/19	1,930,000	1,961,362
7.721%, due 6/4/38	1,385,000	1,402,312
Telecom Italia S.p.A. 5.303%, due 5/30/24 (Italy) (b)	1,110,000	1,046,175
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20	2,425,000	2,482,692
5.462%, due 2/16/21	395,000	410,220
Verizon Communications, Inc. 3.414% (3 Month LIBOR + 1.10%), due 5/15/25 (a)	2,705,000	2,718,937

		29,344,038

Textiles 0.3%
Cintas Corp. No 2 3.70%, due 4/1/27	4,335,000	4,180,599

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	761,000	780,025

Total Corporate Bonds (Cost $543,301,412)		530,771,169

	Principal Amount		Value
Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	1,186,000	$1,784,571

Total Foreign Bonds (Cost $1,925,085)			1,784,571

Loan Assignments 6.2% (a)
Advertising 0.1%
Outfront Media Capital LLC 2017 Term Loan B 4.256% (1 Month LIBOR + 2.00%), due 3/18/24		$2,200,000	2,200,000

Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 5.386% (3 Month LIBOR + 3.00%), due 2/29/24		1,768,342	1,749,553
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.052% (1 Month LIBOR + 2.75%), due 11/15/23		2,399,038	2,389,186

			4,138,739

Chemicals 0.2%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.136% (3 Month LIBOR + 1.75%), due 6/1/24		2,431,531	2,423,427

Commercial Services 0.3%
Allied Universal Holdco LLC 2015 Term Loan 6.136% (3 Month LIBOR + 3.75%), due 7/28/22		2,511,366	2,498,809
Global Payments Inc. 2018 Term Loan B3 4.052% (1 Month LIBOR + 1.75%), due 4/21/23		1,319,900	1,319,350

			3,818,159

Computers 0.2%
Tempo Acquisition LLC Term Loan 5.302% (1 Month LIBOR + 3.00%), due 5/1/24		2,419,375	2,417,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Containers, Packaging & Glass 0.2%
BWAY Holding Co. 2017 Term Loan B 5.658% (3 Month LIBOR + 3.25%), due 4/3/24	$2,799,563	$2,781,192
Reynolds Group Holdings, Inc. 2017 Term Loan 5.052% (1 Month LIBOR + 2.75%), due 2/5/23	857,538	857,672

		3,638,864

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 7.487% (3 Month LIBOR + 5.00%), due 1/31/24	2,073,075	2,088,623

Electronics 0.1%
Vantiv LLC 2018 1st Lien Term Loan B4 4.03% (1 Month LIBOR + 1.75%), due 8/9/24	2,228,800	2,223,228

Entertainment 0.1%
Scientific Games International, Inc.
2018 Term Loan B5 5.044% (2 Month LIBOR + 2.75%), due 8/14/24	1,466,480	1,451,815
2018 Term Loan B5 5.046% (1 Month LIBOR + 2.75%), due 8/14/24	349,818	346,320

		1,798,135

Environmental Controls 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.46% (1 Week LIBOR + 2.25%), due 11/10/23	4,268,724	4,265,168
GFL Environmental, Inc. (Canada)
2018 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 5/30/25	3,056,676	3,012,736
2018 Delayed Draw Term Loan 7.00% (PRIME + 1.75%), due 5/30/25	380,663	375,191

		7,653,095

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.302% (1 Month LIBOR + 2.00%), due 6/27/23	5,195,413	5,184,279

	Principal Amount	Value
Health Care—Products 0.4%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.544% (1 Month LIBOR + 3.25%), due 6/30/25 (Luxembourg)	$2,229,007	$2,219,719
Sotera Health Holdings LLC 2017 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 5/15/22	3,004,250	3,004,250

		5,223,969

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 5.552% (1 Month LIBOR + 3.25%), due 7/27/23	3,587,074	3,596,042
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 10.386% (3 Month LIBOR + 8.00%), due 12/29/23 (g)	1,700,000	1,627,750

		5,223,792

Hotels, Motels, Inns & Gaming 0.3%
Las Vegas Sands LLC 2018 Term Loan B 4.052% (1 Month LIBOR + 1.75%), due 3/27/25	3,771,050	3,756,052

Household Products & Wares 0.6%
KIK Custom Products, Inc. 2015 Term Loan B 6.302% (1 Month LIBOR + 4.00%), due 5/15/23 (Canada)	7,110,294	7,072,524
Prestige Brands, Inc. Term Loan B5 4.302% (1 Month LIBOR + 2.00%), due 1/26/24	1,380,838	1,381,331

		8,453,855

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.136% (3 Month LIBOR + 2.75%), due 6/7/23	3,603,602	3,592,903

Machinery—Diversified 0.1%
Titan Acquisition, Ltd. 2018 Term Loan B 5.302% (1 Month LIBOR + 3.00%), due 3/28/25 (Canada)	2,189,000	2,057,660

Media 0.3%
Nielsen Finance LLC Term Loan B4 4.281% (1 Month LIBOR + 2.00%), due 10/4/23	876,650	871,719

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Media (continued)
Virgin Media Bristol LLC 2017 Term Loan 4.78% (1 Month LIBOR + 2.50%), due 1/15/26	$3,650,000	$3,646,091

		4,517,810

Packaging & Containers 0.6%
Albea Beauty Holdings SA 2018 Term Loan B2 5.195% (3 Month LIBOR + 2.75%), due 4/22/24 (France)	2,313,375	2,304,700
Berry Global, Inc. Term Loan Q 4.277% (1 Month LIBOR + 2.00%), due 10/1/22	6,288,468	6,282,569

		8,587,269

Software 0.2%
First Data Corp. 2024 Term Loan 4.287% (1 Month LIBOR + 2.00%), due 4/26/24	2,490,979	2,485,204

Telecommunications 0.7%
Level 3 Financing, Inc. 2017 Term Loan B 4.53% (1 Month LIBOR + 2.25%), due 2/22/24	10,000,000	10,000,000

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 4.509% (3 Month LIBOR + 2.00%), due 2/24/25	1,575,000	1,577,188

Total Loan Assignments (Cost $93,270,215)		93,059,357

Mortgage-Backed Securities 0.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.7%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.511% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	104,783	100,782
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.03% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)(h)	2,540,000	2,538,371
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	822,530	852,322

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (b)(i)
Series 2018-1745, Class A 3.749%, due 6/15/36	$3,150,000	$3,080,118
Series 2018-AUS, Class A 4.058%, due 7/17/36	3,000,000	2,984,593

		9,556,186

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.13% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(f)(g)(h)	398,177	370,209

Total Mortgage-Backed Securities (Cost $10,050,955)		9,926,395

U.S. Government & Federal Agencies 9.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.2%
3.00%, due 12/1/47	6,500,000	6,152,226
3.50%, due 2/1/48	12,151,378	11,834,555
6.50%, due 2/1/27	20	22
6.50%, due 5/1/29	18,931	20,843
6.50%, due 6/1/29	3,700	4,073
6.50%, due 7/1/29	22,104	24,335
6.50%, due 8/1/29	7,598	8,365
6.50%, due 9/1/29	483	532
6.50%, due 6/1/32	1,933	2,129
6.50%, due 1/1/37	1,793	1,983
7.00%, due 9/1/26	3,097	3,251
7.00%, due 7/1/32	8,381	9,357
7.50%, due 5/1/32	4,269	4,459

		18,066,130

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.9%
4.00%, due 4/1/48	17,333,753	17,402,013
4.00%, due 5/1/48 TBA (j)	5,400,000	5,399,789
4.50%, due 7/1/20	425	430
4.50%, due 3/1/21	1,126	1,142
4.50%, due 11/1/48 TBA (j)	20,500,000	20,988,353
7.00%, due 10/1/37	373	421
7.00%, due 11/1/37	15,186	16,784

		43,808,932

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
3.50%, due 8/20/47	8,753,460	8,603,716
5.00%, due 12/15/37	953	993
5.50%, due 9/15/35	4,186	4,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.50%, due 4/15/29	$12	$13
6.50%, due 8/15/29	9	9
6.50%, due 10/15/31	1,826	2,037
7.00%, due 12/15/25	2,912	2,924
7.00%, due 11/15/27	5,898	6,193
7.00%, due 12/15/27	27,493	29,068
7.50%, due 6/15/26	262	277
7.50%, due 10/15/30	14,557	14,910
8.00%, due 10/15/26	2,424	2,461
8.50%, due 11/15/26	16,574	16,708

		8,683,759

United States Treasury Bonds 2.7%
2.75%, due 11/15/47	2,080,000	1,828,775
3.00%, due 2/15/47	2,800,000	2,595,578
3.125%, due 5/15/48	9,125,000	8,653,779
3.75%, due 11/15/43	5,715,000	6,051,649
4.375%, due 11/15/39	17,870,000	20,660,792

		39,790,573

United States Treasury Notes 2.4%
1.75%, due 5/15/23	2,785,000	2,640,093
2.875%, due 10/31/23	9,000,000	8,953,242
2.875%, due 8/15/28	24,960,000	24,368,175

		35,961,510

Total U.S. Government & Federal Agencies (Cost $149,026,865)		146,310,904

Total Long-Term Bonds (Cost $806,180,970)		790,240,277

	Shares
Common Stocks 44.5%
Aerospace & Defense 0.8%
BAE Systems PLC (United Kingdom)	1,081,044	7,265,456
Lockheed Martin Corp.	15,390	4,522,351

		11,787,807

Air Freight & Logistics 0.6%
Deutsche Post A.G., Registered (Germany)	152,413	4,825,026
United Parcel Service, Inc., Class B	43,688	4,654,520

		9,479,546

Auto Components 0.3%
Cie Generale des Etablissements Michelin SCA (France)	38,227	3,928,845

	Shares	Value
Banks 2.4%
BB&T Corp.	72,979	$3,587,648
Commonwealth Bank of Australia (Australia)	85,143	4,174,155
Lloyds Banking Group PLC (United Kingdom)	7,091,204	5,186,409
People’s United Financial, Inc.	244,258	3,825,080
Royal Bank of Canada (Canada)	66,430	4,840,264
Svenska Handelsbanken A.B., Class A (Sweden)	402,878	4,382,233
Wells Fargo & Co.	74,770	3,980,007
Westpac Banking Corp. (Australia)	281,741	5,356,976

		35,332,772

Beverages 0.9%
Coca-Cola Co.	101,443	4,857,091
Diageo PLC (United Kingdom)	104,008	3,600,763
PepsiCo., Inc.	45,922	5,160,714

		13,618,568

Biotechnology 0.3%
AbbVie, Inc.	53,393	4,156,645

Capital Markets 1.0%
BlackRock, Inc.	8,264	3,399,975
CME Group, Inc.	22,588	4,139,025
Macquarie Group, Ltd. (Australia)	41,702	3,461,065
Singapore Exchange, Ltd. (Singapore)	691,786	3,416,104

		14,416,169

Chemicals 1.3%
BASF S.E. (Germany)	76,206	5,871,992
DowDuPont, Inc.	73,972	3,988,570
LyondellBasell Industries N.V., Class A	41,918	3,742,020
Nutrien, Ltd. (Canada)	112,448	5,951,873

		19,554,455

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	10	154

Communications Equipment 0.6%
Cisco Systems, Inc.	214,719	9,823,394

Construction & Engineering 0.4%
Vinci S.A. (France)	61,064	5,455,669

Diversified Telecommunication Services 3.9%
AT&T, Inc.	325,182	9,976,584
BCE, Inc. (Canada)	282,146	10,919,776
CenturyLink, Inc.	247,982	5,118,348
Deutsche Telekom A.G., Registered (Germany)	601,214	9,870,591

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Singapore Telecommunications, Ltd. (Singapore)	1,569,515	$3,580,552
TELUS Corp. (Canada)	157,091	5,379,363
Verizon Communications, Inc.	247,982	14,157,292

		59,002,506

Electric Utilities 4.4%
American Electric Power Co., Inc.	75,213	5,517,626
Duke Energy Corp.	138,760	11,465,739
Entergy Corp.	101,526	8,523,108
FirstEnergy Corp.	176,988	6,598,113
PPL Corp.	245,003	7,448,091
Red Electrica Corp. S.A. (Spain)	320,962	6,652,740
Southern Co.	106,987	4,817,624
SSE PLC (United Kingdom)	301,103	4,393,290
Terna Rete Elettrica Nazionale S.p.A. (Italy)	1,942,404	10,043,295

		65,459,626

Electrical Equipment 0.8%
Eaton Corp. PLC	108,228	7,756,701
Emerson Electric Co.	64,291	4,364,073

		12,120,774

Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	199,825	6,116,643
Public Storage	20,354	4,182,137
Unibail-Rodamco-Westfield (France) (k)	40,958	7,435,564
Welltower, Inc.	153,902	10,168,305

		27,902,649

Food Products 1.1%
Kraft Heinz Co.	78,277	4,302,887
Nestle S.A., Registered (Switzerland)	83,157	7,028,073
Orkla ASA (Norway)	615,363	5,309,913

		16,640,873

Gas Utilities 0.3%
Naturgy Energy Group S.A. (Spain) (l)	195,357	4,806,010

Health Care Providers & Services 0.2%
Sonic Healthcare, Ltd. (Australia)	203,052	3,242,494

Hotels, Restaurants & Leisure 0.7%
Las Vegas Sands Corp.	91,597	4,674,195
McDonald’s Corp.	33,511	5,928,096

		10,602,291

Household Durables 0.3%
Leggett & Platt, Inc.	127,590	4,632,793

	Shares	Value
Household Products 0.7%
Kimberly-Clark Corp.	51,880	$5,411,084
Procter & Gamble Co.	58,582	5,195,052

		10,606,136

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	36,986	4,261,275

Insurance 3.8%
Allianz S.E., Registered (Germany)	54,610	11,408,358
Arthur J. Gallagher & Co.	58,830	4,354,008
Assicurazioni Generali S.p.A. (Italy)	272,467	4,406,949
AXA S.A. (France)	501,602	12,578,613
MetLife, Inc.	191,381	7,882,983
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	53,866	11,589,105
SCOR S.E. (France)	114,670	5,308,237

		57,528,253

Media 0.0%‡
ION Media Networks, Inc. 3/12/10 (f)(g)(h)(k)(m)	12	7,431

Multi-Utilities 1.8%
Ameren Corp.	83,653	5,402,311
Dominion Energy, Inc.	114,186	8,155,164
National Grid PLC (United Kingdom)	851,431	9,024,178
WEC Energy Group, Inc.	76,951	5,263,449

		27,845,102

Oil, Gas & Consumable Fuels 4.8%
Chevron Corp.	13,811	1,541,998
Enterprise Products Partners, L.P.	313,267	8,401,821
Equinor ASA (Norway)	166,314	4,326,634
Exxon Mobil Corp.	103,760	8,267,597
Magellan Midstream Partners, L.P.	88,618	5,465,958
Occidental Petroleum Corp.	119,895	8,041,358
Pembina Pipeline Corp. (Canada)	195,036	6,308,354
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	173,513	10,964,286
Snam S.p.A. (Italy)	1,614,243	6,680,875
TOTAL S.A. (France)	199,825	11,760,203

		71,759,084

Personal Products 0.4%
Unilever PLC (United Kingdom)	129,576	6,867,603

Pharmaceuticals 4.4%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	333,621	12,937,822
GlaxoSmithKline PLC (United Kingdom)	586,817	11,335,053
Johnson & Johnson	36,738	5,142,953
Merck & Co., Inc.	83,653	6,157,697

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
Novartis A.G., Registered (Switzerland)	88,121	$7,720,595
Pfizer, Inc.	228,868	9,855,056
Roche Holding A.G. (Switzerland)	29,042	7,067,660
Sanofi (France)	63,547	5,674,630

		65,891,466

Semiconductors & Semiconductor Equipment 1.3%
Intel Corp.	99,044	4,643,183
QUALCOMM, Inc.	74,469	4,683,355
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	98,795	3,764,090
Texas Instruments, Inc.	67,022	6,221,652

		19,312,280

Software 0.6%
Micro Focus International PLC (United Kingdom)	193,309	3,010,763
Microsoft Corp.	52,624	5,620,769

		8,631,532

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	257,441	4,417,688

Tobacco 2.8%
Altria Group, Inc.	189,399	12,318,511
British American Tobacco PLC (United Kingdom)	146,952	6,374,150
British American Tobacco PLC, Sponsored ADR (United Kingdom)	70,001	3,038,043
Imperial Brands PLC (United Kingdom)	315,252	10,690,401
Philip Morris International, Inc.	104,753	9,225,597

		41,646,702

Wireless Telecommunication Services 1.1%
Rogers Communications, Inc., Class B (Canada)	153,139	7,885,824
Vodafone Group PLC (United Kingdom)	4,247,722	8,025,797

		15,911,621

Total Common Stocks (Cost $657,351,455)		666,650,213

Short-Term Investment 3.1%
Affiliated Investment Company 3.1%
MainStay U.S. Government Liquidity Fund, 2.075% (n)	47,219,123	47,219,123

Total Short-Term Investment (Cost $47,219,123)		47,219,123

Total Investments (Cost $1,510,751,548)	100.4%	1,504,109,613
Other Assets, Less Liabilities	(0.4)	(6,761,672)
Net Assets	100.0%	$1,497,347,941
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of October 31, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of October 31, 2018.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of October 31, 2018.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of October 31, 2018, the total market value of fair valued securities was $541,887, which represented less than one-tenth of a percent of the Fund’s net assets.

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Illiquid security—As of October 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $2,916,011, which represented 0.2% of the Fund’s net assets. (Unaudited)

(i)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of October 31, 2018.

(j)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of October 31, 2018, the total net market value of these securities was $26,388,142, which represented 1.8% of the Fund’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(k)	Non-income producing security.

(l)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $296,156 and the Fund received non-cash collateral in the form of U.S. Treasury securities with a value of $312,698 (See Note 2(M)).

(m)	Restricted security. (See Note 2(N))

(n)	Current yield as of October 31, 2018.

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Forward Contracts

As of October 31, 2018, the Fund held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	40,110,000	USD	51,104,963	JPMorgan Chase Bank	11/1/18	$163,651
USD	18,474,105	CAD	24,110,000	JPMorgan Chase Bank	11/1/18	159,699
USD	18,390,542	CAD	24,110,000	JPMorgan Chase Bank	2/1/19	41,848
USD	96,601,597	EUR	82,095,000	JPMorgan Chase Bank	11/1/18	3,616,667
USD	94,106,319	EUR	82,095,000	JPMorgan Chase Bank	2/1/19	337,818
USD	52,989,321	GBP	40,110,000	JPMorgan Chase Bank	11/1/18	1,720,707
USD	53,108,647	JPY	5,988,000,000	JPMorgan Chase Bank	11/1/18	40,007

Total unrealized appreciation						6,080,397

CAD	24,110,000	USD	18,355,539	JPMorgan Chase Bank	11/1/18	(41,132)
EUR	82,095,000	USD	93,309,177	JPMorgan Chase Bank	11/1/18	(324,247)
JPY	5,988,000,000	USD	54,367,169	JPMorgan Chase Bank	11/1/18	(1,298,529)
JPY	5,988,000,000	USD	53,542,688	JPMorgan Chase Bank	2/1/19	(50,478)
USD	51,212,000	GBP	40,000,000	JPMorgan Chase Bank	2/1/19	(162,837)

Total unrealized depreciation						(1,877,223)

Net unrealized appreciation						$4,203,174

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of October 31, 2018, the Fund held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	718	December 2018	$81,398,620	$80,690,860	$(707,760)
10-Year United States Treasury Note	435	December 2018	52,343,686	51,520,313	(823,373)
10-Year United States Treasury Ultra Note	(156)	December 2018	(19,992,018)	(19,517,063)	474,955
Nikkei 225	575	December 2018	56,515,787	55,469,269	(1,046,518)
S&P 500 Index Mini	1,125	December 2018	161,966,986	152,499,375	(9,467,611)
United States Treasury Ultra Bond	309	December 2018	49,411,763	46,108,594	(3,303,169)

			$381,644,824	$366,771,348	$(14,873,476)

1.	As of October 31, 2018, cash in the amount of $11,667,987 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

USD—United States Dollar

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments October 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$8,387,881	$—	$8,387,881
Corporate Bonds	—	530,771,169	—	530,771,169
Foreign Bonds	—	1,784,571	—	1,784,571
Loan Assignments (b)	—	91,431,607	1,627,750	93,059,357
Mortgage-Backed Securities (c)	—	9,556,186	370,209	9,926,395
U.S. Government & Federal Agencies	—	146,310,904	—	146,310,904

Total Long-Term Bonds	—	788,242,318	1,997,959	790,240,277

Common Stocks (d)	666,642,782	—	7,431	666,650,213
Short-Term Investment
Affiliated Investment Company	47,219,123	—	—	47,219,123

Total Investments in Securities	713,861,905	788,242,318	2,005,390	1,504,109,613

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	6,080,397	—	6,080,397
Futures Contracts (e)	474,955	—	—	474,955

Total Other Financial Instruments	474,955	6,080,397	—	6,555,352

Total Investments in Securities and Other Financial Instruments	$714,336,860	$794,322,715	$2,005,390	$1,510,664,965

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(1,877,223)	$—	$(1,877,223)
Futures Contracts (e)	(15,348,431)	—	—	(15,348,431)

Total Other Financial Instruments	$(15,348,431)	$(1,877,223)	$—	$(17,225,654)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,627,750 is held in Healthcare, Education & Childcare within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $370,209 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $7,431 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2018 (b)
Long-Term Bonds
Loan Assignments
Electrical Components & Equipment	$2,120,352	$—	$—	$—	$—	$—	$—	$(2,120,352)	$—	$—
Healthcare, Education & Childcare	—	4,254	—	(25,504)	—	—	1,649,000	—	1,627,750	(25,504)
Iron & Steel	6,512,944	(1,300)	11,927	(59,110)	—	(6,464,461)	—	—	—	—
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	378,967	—	—	38,562	—	(47,320)	—	—	370,209	38,562
Common Stocks
Media	8,143	—	—	(712)	—	—	—	—	7,431	(712)

Total	$9,020,406	$2,954	$11,927	$(46,764)	$—	$(6,511,781)	$1,649,000	$(2,120,352)	$2,005,390	$12,346

(a)	Sales include principal reductions.

(b)	Included in "Net change in unrealized appreciation (depreciation) on investments" in the Statement of Operations.

In the year ended October 31, 2018, a loan assignment with a market value of $1,649,000 transferred from Level 2 to Level 3 as the fair value obtained by an independent pricing service, utilized significant unobservable inputs. As of October 31, 2017, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant other observable inputs.

In the year ended October 31, 2018, a loan assignment with a market value of $2,120,352 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of October 31, 2017, the fair value obtained for this loan assignment, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $1,463,532,425) including securities on loan of $296,156	$1,456,890,490
Investment in affiliated investment companies, at value (identified cost $47,219,123)	47,219,123
Cash collateral on deposit at broker for futures contracts	11,667,987
Cash	82,144
Cash denominated in foreign currencies (identified cost $82,952)	80,770
Receivables:
Dividends and interest	9,129,974
Investment securities sold	7,193,242
Variation margin on futures contracts	1,209,986
Fund shares sold	1,079,830
Securities lending income	462
Unrealized appreciation on foreign currency forward contracts	6,080,397
Other assets	53,638

Total assets	1,540,688,043

Liabilities
Payables:
Investment securities purchased	36,830,627
Fund shares redeemed	2,670,337
Manager (See Note 3)	801,253
NYLIFE Distributors (See Note 3)	354,688
Transfer agent (See Note 3)	341,381
Shareholder communication	80,750
Custodian	43,505
Professional fees	27,535
Trustees	3,819
Accrued expenses	16,054
Unrealized depreciation on foreign currency forward contracts	1,877,223
Dividend payable	181,452
Interest expense and fees payable	111,478

Total liabilities	43,340,102

Net assets	$1,497,347,941

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$805,312
Additional paid-in capital	1,474,575,916

1,475,381,228
Total distributable earnings (loss)	21,966,713

Net assets	$1,497,347,941

Class A
Net assets applicable to outstanding shares	$571,205,968

Shares of beneficial interest outstanding	30,861,523

Net asset value per share outstanding	$18.51
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price per share outstanding	$19.59

Investor Class
Net assets applicable to outstanding shares	$85,132,213

Shares of beneficial interest outstanding	4,596,096

Net asset value per share outstanding	$18.52
Maximum sales charge (5.50% of offering price)	1.08

Maximum offering price per share outstanding	$19.60

Class B
Net assets applicable to outstanding shares	$30,342,609

Shares of beneficial interest outstanding	1,628,080

Net asset value and offering price per share outstanding	$18.64

Class C
Net assets applicable to outstanding shares	$212,399,988

Shares of beneficial interest outstanding	11,418,234

Net asset value and offering price per share outstanding	$18.60

Class I
Net assets applicable to outstanding shares	$499,674,863

Shares of beneficial interest outstanding	26,748,189

Net asset value and offering price per share outstanding	$18.68

Class R2
Net assets applicable to outstanding shares	$3,587,449

Shares of beneficial interest outstanding	193,965

Net asset value and offering price per share outstanding	$18.50

Class R3
Net assets applicable to outstanding shares	$136,320

Shares of beneficial interest outstanding	7,364

Net asset value and offering price per share outstanding	$18.51

Class R6
Net assets applicable to outstanding shares	$94,868,531

Shares of beneficial interest outstanding	5,077,761

Net asset value and offering price per share outstanding	$18.68

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest	$32,763,496
Dividends—Unaffiliated (a)	30,198,434
Dividends—Affiliated	416,627
Securities lending	180,383
Other	5,766

Total income	63,564,706

Expenses
Manager (See Note 3)	10,448,819
Distribution/Service—Class A (See Note 3)	1,556,218
Distribution/Service—Investor Class (See Note 3)	224,659
Distribution/Service—Class B (See Note 3)	352,000
Distribution/Service—Class C (See Note 3)	2,486,796
Distribution/Service—Class R2 (See Note 3)	9,866
Distribution/Service—Class R3 (See Note 3)	648
Transfer agent (See Note 3)	2,161,326
Shareholder communication	187,394
Professional fees	166,330
Registration	156,315
Custodian	97,102
Trustees	37,438
Interest expense	32,005
Shareholder service (See Note 3)	4,076
Miscellaneous	71,217

Total expenses before waiver/reimbursement	17,992,209
Expense waiver/reimbursement from Manager (See Note 3)	(35,031)

Net expenses	17,957,178

Net investment income (loss)	45,607,528

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	20,268,685
Futures transactions	33,164,364
Foreign currency forward transactions	1,760,171
Foreign currency transactions	411,934

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	55,605,154

Net change in unrealized appreciation (depreciation) on:
Investments	(110,759,007)
Futures contracts	(33,225,973)
Foreign currency forward contracts	4,069,606
Translation of other assets and liabilities in foreign currencies	(533,394)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(140,448,768)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(84,843,614)

Net increase (decrease) in net assets resulting from operations	$(39,236,086)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,858,960.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$45,607,528	$41,523,171
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	55,605,154	73,361,541
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	(140,448,768)	79,907,630

Net increase (decrease) in net assets resulting from operations	(39,236,086)	194,792,342

Distributions to shareholders(1):
Class A	(32,796,558)
Investor Class	(4,533,690)
Class B	(1,563,809)
Class C	(10,983,845)
Class I	(38,245,609)
Class R2	(211,253)
Class R3	(7,874)
Class R6	(1,115,473)

	(89,458,111)

Dividends to shareholders from net investment income:
Class A		(16,659,348)
Investor Class		(4,037,985)
Class B		(791,063)
Class C		(4,923,638)
Class I		(20,353,145)
Class R2		(86,627)
Class R3		(3,011)

		(46,854,817)

Total dividends and distributions to shareholders	(89,458,111)	(46,854,817)

Capital share transactions:
Net proceeds from sale of shares	256,249,660	458,777,858
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	80,255,791	41,265,270
Cost of shares redeemed	(533,526,985)	(392,215,949)

Increase (decrease) in net assets derived from capital share transactions	(197,021,534)	107,827,179

Net increase (decrease) in net assets	(325,715,731)	255,764,704

	2018	2017
Net Assets
Beginning of year	1,823,063,672	1,567,298,968

End of year(2)	$1,497,347,941	$1,823,063,672

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $4,266,539 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$19.97	$18.30	$18.79	$20.51	$19.83

Net investment income (loss) (a)	0.52	0.48	0.58	0.68	0.82
Net realized and unrealized gain (loss) on investments	(1.04)	1.83	(0.17)	(0.98)	0.96
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.30	0.15	0.14

Total from investment operations	(0.45)	2.22	0.71	(0.15)	1.92

Less dividends and distributions:
From net investment income	(0.52)	(0.55)	(0.61)	(0.70)	(0.72)
From net realized gain on investments	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(1.01)	(0.55)	(1.20)	(1.57)	(1.24)

Net asset value at end of year	$18.51	$19.97	$18.30	$18.79	$20.51

Total investment return (b)	(2.38%)	12.30%	4.08%	(0.81%)	10.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.72%	2.52%	3.21%	3.49%	4.06%
Net expenses (c)	1.01%	1.01%	1.02%	1.02%	1.01%
Portfolio turnover rate (d)	44%	29%	27%	30%	15%
Net assets at end of year (in 000’s)	$571,206	$652,333	$574,390	$581,920	$497,591

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$19.99	$18.31	$18.80	$20.52	$19.84

Net investment income (loss) (a)	0.50	0.47	0.56	0.65	0.78
Net realized and unrealized gain (loss) on investments	(1.05)	1.82	(0.16)	(0.99)	0.95
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.28	0.15	0.14

Total from investment operations	(0.48)	2.20	0.68	(0.19)	1.87

Less dividends and distributions:
From net investment income	(0.50)	(0.52)	(0.58)	(0.66)	(0.67)
From net realized gain on investments	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.99)	(0.52)	(1.17)	(1.53)	(1.19)

Net asset value at end of year	$18.52	$19.99	$18.31	$18.80	$20.52

Total investment return (b)	(2.56%)	12.19%	3.93%	(0.97%)	9.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.59%	2.45%	3.09%	3.34%	3.89%
Net expenses (c)	1.13%	1.14%	1.16%	1.18%	1.23%
Expenses (before waiver/reimbursement) (c)	1.14%	1.14%	1.16%	1.18%	1.23%
Portfolio turnover rate (d)	44%	29%	27%	30%	15%
Net assets at end of year (in 000’s)	$85,132	$94,000	$153,137	$159,798	$165,088

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016	2015	2014
Net asset value at beginning of year	$20.10	$18.40	$18.89	$20.61	$19.93

Net investment income (loss) (a)	0.36	0.32	0.42	0.51	0.63
Net realized and unrealized gain (loss) on investments	(1.05)	1.83	(0.17)	(0.99)	0.96
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.30	0.15	0.14

Total from investment operations	(0.62)	2.06	0.55	(0.33)	1.73

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.45)	(0.52)	(0.53)
From net realized gain on investments	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.84)	(0.36)	(1.04)	(1.39)	(1.05)

Net asset value at end of year	$18.64	$20.10	$18.40	$18.89	$20.61

Total investment return (b)	(3.22%)	11.27%	3.20%	(1.70%)	8.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.67%	2.34%	2.60%	3.14%
Net expenses (c)	1.88%	1.89%	1.91%	1.93%	1.98%
Expenses (before waiver/reimbursement) (c)	1.89%	1.89%	1.91%	1.93%	1.98%
Portfolio turnover rate (d)	44%	29%	27%	30%	15%
Net assets at end of year (in 000’s)	$30,343	$39,475	$42,253	$44,441	$49,283

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$20.07	$18.37	$18.86	$20.58	$19.90

Net investment income (loss) (a)	0.36	0.32	0.42	0.50	0.60
Net realized and unrealized gain (loss) on investments	(1.06)	1.83	(0.17)	(0.98)	0.98
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.30	0.15	0.15

Total from investment operations	(0.63)	2.06	0.55	(0.33)	1.73

Less dividends and distributions:
From net investment income	(0.35)	(0.36)	(0.45)	(0.52)	(0.53)
From net realized gain on investments	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(0.84)	(0.36)	(1.04)	(1.39)	(1.05)

Net asset value at end of year	$18.60	$20.07	$18.37	$18.86	$20.58

Total investment return (b)	(3.28%)	11.35%	3.15%	(1.70%)	9.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%	1.65%	2.32%	2.58%	3.00%
Net expenses (c)	1.88%	1.89%	1.91%	1.93%	1.98%
Expenses (before waiver/reimbursement) (c)	1.89%	1.89%	1.91%	1.93%	1.98%
Portfolio turnover rate (d)	44%	29%	27%	30%	15%
Net assets at end of year (in 000’s)	$212,400	$266,592	$254,312	$235,811	$131,023

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016	2015	2014
Net asset value at beginning of year	$20.15	$18.46	$18.95	$20.66	$19.97

Net investment income (loss) (a)	0.58	0.54	0.63	0.73	0.87
Net realized and unrealized gain (loss) on investments	(1.06)	1.84	(0.16)	(0.98)	0.96
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.28	0.15	0.15

Total from investment operations	(0.41)	2.29	0.75	(0.10)	1.98

Less dividends and distributions:
From net investment income	(0.57)	(0.60)	(0.65)	(0.74)	(0.77)
From net realized gain on investments	(0.49)	—	(0.59)	(0.87)	(0.52)

Total dividends and distributions	(1.06)	(0.60)	(1.24)	(1.61)	(1.29)

Net asset value at end of year	$18.68	$20.15	$18.46	$18.95	$20.66

Total investment return (b)	(2.17%)	12.60%	4.30%	(0.51%)	10.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	2.77%	3.44%	3.75%	4.29%
Net expenses (c)	0.76%	0.76%	0.77%	0.77%	0.76%
Portfolio turnover rate (d)	44%	29%	27%	30%	15%
Net assets at end of year (in 000’s)	$499,675	$766,054	$542,330	$513,629	$430,408

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

	Year ended October 31,			February 27, 2015** through October 31,
Class R2	2018	2017	2016	2015
Net asset value at beginning of period	$19.96	$18.29	$18.78	$20.08

Net investment income (loss) (a)	0.50	0.46	0.55	0.36
Net realized and unrealized gain (loss) on investments	(1.04)	1.83	(0.19)	(1.35)
Net realized and unrealized gain (loss) on foreign currency transactions	0.07	(0.09)	0.33	0.20

Total from investment operations	(0.47)	2.20	0.69	(0.79)

Less dividends and distributions:
From net investment income	(0.50)	(0.53)	(0.59)	(0.51)
From net realized gain on investments	(0.49)	—	(0.59)	—

Total dividends and distributions	(0.99)	(0.53)	(1.18)	(0.51)

Net asset value at end of period	$18.50	$19.96	$18.29	$18.78

Total investment return (b)	(2.48%)	12.20%	3.99%	(3.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61%	2.36%	3.03%	2.90	% ††
Net expenses (c)	1.11%	1.11%	1.12%	1.12	% ††
Portfolio turnover rate (d)	44%	29%	27%	30%
Net assets at end of period (in 000’s)	$3,587	$4,409	$838	$190

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended October 31,		February 29, 2016 ** through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$19.97	$18.30	$17.10

Net investment income (loss) (a)	0.42	0.42	0.35
Net realized and unrealized gain (loss) on investments	(1.00)	1.82	(1.69)
Net realized and unrealized gain (loss) on foreign currency transactions	0.06	(0.09)	2.95

Total from investment operations	(0.52)	2.15	1.61

Less dividends and distributions:
From net investment income	(0.45)	(0.48)	(0.41)
From net realized gain on investments	(0.49)	—	—

Total dividends and distributions	(0.94)	(0.48)	(0.41)

Net asset value at end of period	$18.51	$19.97	$18.30

Total investment return (b)	(2.73%)	11.89%	9.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.19%	2.16%	2.81%††
Net expenses (c)	1.35%	1.36%	1.36%††
Portfolio turnover rate (d)	44%	29%	27%
Net assets at end of period (in 000’s)	$136	$201	$39

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

Class R6	February 28, 2018** through October 31, 2018
Net asset value at beginning of period	$19.19

Net investment income (loss) (a)	0.33
Net realized and unrealized gain (loss) on investments	(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03

Total from investment operations	(0.11)

Less dividends:
From net investment income	(0.40)

Net asset value at end of period	$18.68

Total investment return (b)	(0.61%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) ††	2.55%
Net expenses (c) ††	0.66%
Portfolio turnover rate (d)	44%
Net assets at end of period (in 000’s)	$94,869

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls was 36% for the year ended October 31, 2018.

34	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds’’). These financial statements and notes relate to the MainStay Income Builder Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Class R2 shares commenced operations on February 27, 2015. Class R3 shares commenced operations on February 29, 2016. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. Class R6 shares commenced operations on February 28, 2018. As of October 31, 2018, Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life

35

Notes to Financial Statements (continued)

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close

36	MainStay Income Builder Fund

and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no foreign equity securities held by the Fund that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

37

Notes to Financial Statements (continued)

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under

38	MainStay Income Builder Fund

the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of October 31, 2018, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund may also use equity index futures contracts to increase the equity sensitivity to the Fund. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAVs and may result in a loss to the Fund. As of October 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the

39

Notes to Financial Statements (continued)

risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2018, open foreign currency forward contracts are shown in the Portfolio of Investments.

(L)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $296,156 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $312,698.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Fund may invest in high-yield debt securities (sometimes called “junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency

40	MainStay Income Builder Fund

exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of October 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$474,955	$474,955
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	6,080,397	—	—	6,080,397

Total Fair Value		$6,080,397	$—	$474,955	$6,555,352

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(10,514,129)	$(4,834,302)	$(15,348,431)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,877,223)	—	—	(1,877,223)

Total Fair Value		$(1,877,223)	$(10,514,129)	$(4,834,302)	$(17,225,654)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

41

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$37,650,126	$(4,485,762)	$33,164,364
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	1,760,171	—	—	1,760,171

Total Realized Gain (Loss)		$1,760,171	$37,650,126	$(4,485,762)	$34,924,535

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(30,854,970)	$(2,371,003)	$(33,225,973)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	4,069,606	—	—	4,069,606

Total Change in Unrealized Appreciation (Depreciation)		$4,069,606	$(30,854,970)	$(2,371,003)	$(29,156,367)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$305,246,385	$198,044,578	$503,290,963
Futures Contracts Short	$—	$—	$(80,964,055)	$(80,964,055)
Forward Contracts Long	$130,755,191	$—	$—	$130,755,191
Forward Contracts Short	$(242,794,008)	$—	$—	$(242,794,008)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields’’ or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund, pursuant to the terms of the Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”)

between New York Life Investments and MacKay Shields. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch. Asset allocation decisions for the Fund are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01%

42	MainStay Income Builder Fund

in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate was 0.61%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets (exclusive of any applicable waivers/reimbursements).

Prior to February 28, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $10,448,819 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $35,031.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B

and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R2	$3,947
Class R3	129

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $140,151 and $33,974, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $6,964, $10, $36,688 and $24,925, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$620,017
Investor Class	209,745
Class B	82,123
Class C	580,225
Class I	665,165
Class R2	3,924
Class R3	127

43

Notes to Financial Statements (continued)

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$233,027	$(185,808)	$—	$—	$47,219	$417	$—	47,219

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R2	$27,298	0.8%
Class R3	29,742	21.8
Class R6	94,372,297	99.5

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,511,430,597	$65,781,808	$(73,102,790)	$(7,320,982)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,782,588	$25,237,629	$(181,452)	$(7,872,052)	$21,966,713

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, mark to market of futures contracts, mark to market of foreign forward contracts and partnerships. The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(863,750)	$863,750

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$53,964,130	$46,854,817
Long-term capital gain	35,493,981	—
Total	$89,458,111	$46,854,817

Note 5–Restricted Securities

As of October 31, 2018, the Fund held the following restricted security.

Security	Date(s) of Acquisition	Shares	Cost	10/31/18 Value	Percent of Net Assets
ION Media Networks, Inc.
Common Stock	3/11/14	12	$1	$7,431	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the

44	MainStay Income Builder Fund

Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of U.S. government securities were $278,397 and $169,371, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $422,932 and $666,090, respectively.

Note 10–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,277,142	$63,519,237
Shares issued to shareholders in reinvestment of dividends and distributions	1,625,451	31,492,247
Shares redeemed	(7,071,027)	(136,048,540)

Net increase (decrease) in shares outstanding before conversion	(2,168,434)	(41,037,056)
Shares converted into Class A (See Note 1)	535,852	10,454,119
Shares converted from Class A (See Note 1)	(166,671)	(3,136,944)

Net increase (decrease)	(1,799,253)	$(33,719,881)

Year ended October 31, 2017:
Shares sold	5,445,293	$103,835,754
Shares issued to shareholders in reinvestment of dividends and distributions	806,758	15,419,170
Shares redeemed	(6,516,965)	(124,496,614)

Net increase (decrease) in shares outstanding before conversion	(264,914)	(5,241,690)
Shares converted into Class A (See Note 1)	3,943,157	77,461,468
Shares converted from Class A (See Note 1)	(2,402,635)	(45,034,019)

Net increase (decrease)	1,275,608	$27,185,759

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	349,978	$6,743,482
Shares issued to shareholders in reinvestment of dividends and distributions	232,814	4,514,249
Shares redeemed	(484,985)	(9,337,314)

Net increase (decrease) in shares outstanding before conversion	97,807	1,920,417
Shares converted into Investor Class (See Note 1)	238,043	4,518,940
Shares converted from Investor Class (See Note 1)	(442,741)	(8,657,466)

Net increase (decrease)	(106,891)	$(2,218,109)

Year ended October 31, 2017:
Shares sold	561,270	$10,722,478
Shares issued to shareholders in reinvestment of dividends and distributions	210,412	4,014,072
Shares redeemed	(836,015)	(15,946,984)

Net increase (decrease) in shares outstanding before conversion	(64,333)	(1,210,434)
Shares converted into Investor Class (See Note 1)	256,990	4,920,385
Shares converted from Investor Class (See Note 1)	(3,853,417)	(75,785,243)

Net increase (decrease)	(3,660,760)	$(72,075,292)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	40,071	$780,294
Shares issued to shareholders in reinvestment of dividends and distributions	70,580	1,380,721
Shares redeemed	(274,725)	(5,316,357)

Net increase (decrease) in shares outstanding before conversion	(164,074)	(3,155,342)
Shares converted from Class B (See Note 1)	(171,397)	(3,331,374)

Net increase (decrease)	(335,471)	$(6,486,716)

Year ended October 31, 2017:
Shares sold	178,134	$3,338,656
Shares issued to shareholders in reinvestment of dividends and distributions	36,233	695,672
Shares redeemed	(284,695)	(5,465,607)

Net increase (decrease) in shares outstanding before conversion	(70,328)	(1,431,279)
Shares converted from Class B (See Note 1)	(261,858)	(5,030,161)

Net increase (decrease)	(332,186)	$(6,461,440)

45

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,454,490	$28,456,058
Shares issued to shareholders in reinvestment of dividends and distributions	500,849	9,775,626
Shares redeemed	(3,821,801)	(73,633,020)

Net increase (decrease)	(1,866,462)	$(35,401,336)

Year ended October 31, 2017:
Shares sold	3,255,990	$62,351,105
Shares issued to shareholders in reinvestment of dividends and distributions	214,045	4,107,924

Shares redeemed	(4,026,686)	(77,004,231)

Net increase (decrease) in shares outstanding before conversion	(556,651)	(10,545,202)
Shares converted from Class C (See Note 1)	(1,336)	(25,920)

Net increase (decrease)	(557,987)	$(10,571,122)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	7,928,175	$155,016,664
Shares issued to shareholders in reinvestment of dividends and distributions	1,629,572	31,887,809
Shares redeemed	(15,583,724)	(302,323,889)

Net increase (decrease) in shares outstanding before conversion	(6,025,977)	(115,419,416)
Shares converted into Class I (See Note 1)	8,018	152,725
Shares converted from Class I (See Note 1)	(5,252,973)	(99,476,079)

Net increase (decrease)	(11,270,932)	$(214,742,770)

Year ended October 31, 2017:
Shares sold	14,212,267	$274,097,860
Shares issued to shareholders in reinvestment of dividends and distributions	879,241	16,984,704
Shares redeemed	(8,753,443)	(168,302,487)

Net increase (decrease) in shares outstanding before conversion	6,338,065	122,780,077
Shares converted into Class I (See Note 1)	2,303,694	43,510,391

Net increase (decrease)	8,641,759	$166,290,468

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	20,004	$384,300
Shares issued to shareholders in reinvestment of dividends and distributions	4,394	85,139
Shares redeemed	(51,345)	(991,089)

Net increase (decrease)	(26,947)	$(521,650)

Year ended October 31, 2017:
Shares sold	225,540	$4,278,601
Shares issued to shareholders in reinvestment of dividends and distributions	2,226	42,495
Shares redeemed	(51,821)	(995,471)

Net increase (decrease) in shares outstanding before conversion	175,945	3,325,625
Shares converted from Class R2 (See Note 1)	(862)	(16,901)

Net increase (decrease)	175,083	$3,308,724

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,121	$59,541
Shares issued to shareholders in reinvestment of dividends and distributions	234	4,527
Shares redeemed	(6,078)	(115,889)

Net increase (decrease)	(2,723)	$(51,821)

Year ended October 31, 2017:
Shares sold	8,110	$153,404
Shares issued to shareholders in reinvestment of dividends and distributions	64	1,233
Shares redeemed	(241)	(4,555)

Net increase (decrease)	7,933	$150,082

Class R6	Shares	Amount
Period ended October 31, 2018 (a):
Shares sold	67,172	$1,290,084
Shares issued to shareholders in reinvestment of dividends and distributions	58,226	1,115,473
Shares redeemed	(299,556)	(5,760,887)

Net increase (decrease) in shares outstanding before conversion	(174,158)	(3,355,330)
Shares converted into Class R6 (See Note 1)	5,251,919	99,476,079

Net increase (decrease)	5,077,761	$96,120,749

(a)	The inception date of the class was February 28, 2018.

Note 11–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46	MainStay Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Income Builder Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

47

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $35,493,981 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $31,604,621 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 23.91% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

48	MainStay Income Builder Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

49

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

50	MainStay Income Builder Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

51

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay Income Builder Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717042 MS293-18	MSIB11-12/18 (NYLIM) NL216

MainStay MacKay Emerging Markets Debt Fund

(Formerly known as MainStay Emerging Markets Debt Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	–11.14 –6.95%	1.50 2.44%	8.26 8.76%	1.22 1.22%
Investor Class Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–11.36 –7.18	1.31 2.25	8.07 8.57	1.42 1.42
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	–12.43 –7.98	1.16 1.48	7.77 7.77	2.17 2.17
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–8.77 –7.88	1.48 1.48	7.77 7.77	2.17 2.17
Class I Shares	No Sales Charge		8/31/2007	–6.80	2.70	9.03	0.97

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[4]	–4.39%	4.35%	9.20%
Morningstar Emerging Markets Bond Category Average[5]	–4.95	2.20	8.69

4.

The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Emerging Markets Debt Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$962.80	$6.33	$1,018.75	$6.51	1.28%

Investor Class Shares	$1,000.00	$962.10	$7.37	$1,017.69	$7.58	1.49%

Class B Shares	$1,000.00	$957.40	$11.05	$1,013.91	$11.37	2.24%

Class C Shares	$1,000.00	$958.50	$11.06	$1,013.91	$11.37	2.24%

Class I Shares	$1,000.00	$964.10	$5.10	$1,020.01	$5.24	1.03%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

Mexico	9.4%
Brazil	8.4
Indonesia	7.5
Russia	5.6
China	4.7
Kazakhstan	4.5
India	4.3
Croatia	4.1
Dominican Republic	4.0
Malaysia	3.5
Oman	2.7
Ukraine	2.7
El Salvador	2.3
Paraguay	2.2
Guatemala	2.0
Nigeria	2.0
Ecuador	1.9
Venezuela	1.8
Belarus	1.6
Costa Rica	1.6

Peru	1.5%
Turkey	1.4
Uruguay	1.4
Ghana	1.3
Ivory Coast	1.3
Saudi Arabia	1.3
United States	1.2
Egypt	1.1
Iraq	1.1
Netherlands	1.1
Senegal	0.9
Cameroon	0.8
Pakistan	0.8
Hong Kong	0.7
Kenya	0.7
Macao	0.7
Vietnam	0.7
Other Assets, Less Liabilities	5.2

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	KazMunayGas National Co. JSC, 5.375%–6.375%, due 4/24/30–10/24/48

2.	Pertamina Persero PT, 5.625%, due 5/20/43

3.	Croatia Government International Bond, 6.00%–6.375%, due 3/24/21–1/26/24

4.	Petrobras Global Finance B.V., 6.85%–7.375%, due 6/5/15–1/17/27

5.	Petroleos Mexicanos, 6.75%, due 9/21/47
6.	Dominican Republic International Bond, 5.95%–6.00%, due 1/25/27–7/19/28

7.	OmGrid Funding, Ltd., 5.196%, due 5/16/27

8.	Ukraine Government International Bond, 7.75%, due 9/1/26

9.	El Salvador Government International Bond, 6.375%, due 1/18/27

10.	Paraguay Government International Bond, 6.10%, due 8/11/44

8	MainStay MacKay Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Emerging Markets Debt Fund perform relative to its benchmark and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Emerging Markets Debt Fund returned –6.80%, underperforming the –4.39% return of the Fund’s primary benchmark, the JPMorgan EMBI Global Diversified Index. Over the same period, Class I shares also underperformed the –4.95% return of the Morningstar Emerging Markets Bond Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The interest rate policies fixed by the U.S. Federal Reserve (“Fed”) and various global central banks deeply influenced fixed-income markets and, more specifically, emerging-markets debt during the reporting period. In particular, the policy committee of the Fed raised its federal funds target rate four times during the period to forestall any potential of the economy overheating. In response, U.S. Treasury yields rose across the yield curve,2 though less so in longer maturities. Ballooning Treasury issuance to fund the growing U.S. budget deficit also led to higher rates. More modest increases on the long end of the yield curve reflected tepid inflation, trade policy flux and the failure of aggregate demand to pressure resource capacity. In general, the moves in rates negatively impacted the returns of fixed-income instruments, specifically emerging-markets debt.

Earlier in the reporting period, the European Central Bank (“ECB”) announced that it would trim its corporate bond buying program. The ECB also indicated its intention to keep its main rate at zero for “an extended period of time, and well past the horizon of net asset purchases.”3 Country-specific developments further affected global debt markets. Venezuela was battered by economic challenges, international sanctions and civil strife. Against that backdrop, rating agencies declared $60 billion of Venezuelan debt in default after the Venezuelan Government failed to pay interest on some of its sovereign debt. In South Africa, the ruling ANC (African National Congress) replaced its troubled leader on the heels of continuing corruption scandals. Chile elected a right-of-center president, matching a similar trend in neighboring Argentina. Although these were important developments during the reporting period, they did not have a meaningful impact on the Fund.

The Fund underperformed the JPMorgan EMBI Global Diversified Index during the reporting period, largely driven by weakening positions in Venezuela and, to a lesser degree, Costa Rica. Venezuela proved the biggest detractor from performance both in absolute and benchmark-relative terms as years of government mismanagement finally caught up with the country. Despite having the world’s largest oil reserves and sharply higher oil prices, oil production levels cratered and with it the country’s ability to service its debt. Because U.S. sanctions made it impossible to restructure Venezuelan bonds, no lender tried to accelerate the bond payments or attach any assets owned by the national oil company, PDVSA.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2018, MainStay Emerging Markets Debt Fund was renamed MainStay MacKay Emerging Markets Debt Fund. Also effective February 28, 2018, Michael Kimble was removed from the Fund and the Fund’s investment objective was simplified. For more information on these changes, please refer to the supplements dated December 15, 2017.

What was the Fund’s duration4 strategy during the reporting period?

The Fund ended the reporting period with a longer duration than that of its benchmark. As of October 31, 2018, the Fund’s duration was 7.6 years, compared to the 6.6-year duration of the JPMorgan EMBI Global Diversified Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Credits in the basic industry, media and transportation sectors were the strongest positive contributors to the Fund’s performance relative to the JPMorgan EMBI Global Diversified Index during the reporting period. (Contributions take weightings and total returns into account.) In contrast, government bonds of Russia and Mexico produced the weakest benchmark-relative returns.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.
2.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

3.	Press conference with Mario Draghi, President of the ECB, March 8, 2018.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What were some of the Fund’s largest purchases and sales during the reporting period?

The Fund bought a position in a sovereign Ecuadorian bond in which the extra spread5 resulting from a recent sell-off appeared to provide sufficient compensation for that market’s historical risks. In our opinion, bonds in El Salvador, another area of significant Fund acquisition during the reporting period, offered attractive investment opportunities due to comparatively high yields and the country’s low dependence on commodities. The Fund also bought a position in Malaysian development company 1MDB after the bonds sold off despite government guarantees that we believed should support their value.

The Fund sold all of its Argentinian positions out of concern that the market had priced in unrealistically high expectations for implementation of the government’s promised reforms. We also sold the Fund’s holdings in Sri Lanka, where spreads appeared tight relative to the country’s macro fundamentals and political considerations. Another significant sale involved most of the Fund’s position in Chinese electronics giant Huawei, which we believed could prove vulnerable to future sanctions in the escalating trade conflict between China and the United States.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund lowered its exposure to sovereign debt while slightly increasing its exposure to quasi-sovereigns (state owned companies). On a regional basis, the Fund increased its weightings in Asia while reducing weightings in Europe. Overall, the Fund decreased its exposure to credits rated CCC6 and below relative to the JPMorgan EMBI Global Diversified Index.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund held overweight exposure to credit relative to the JPMorgan EMBI Global Diversified Index. As of the same date, the Fund held slightly overweight positions in Latin America and Asia, coupled with slightly underweight positions in Africa and Europe. The Fund’s most significantly overweight country allocations included Brazil, Mexico and Russia.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

6.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay MacKay Emerging Markets Debt Fund

Portfolio of Investments October 31, 2018

	Principal Amount	Value
Long-Term Bonds 94.3%† Corporate Bonds 52.0%
Brazil 8.4%
Braskem Netherlands Finance B.V. Series Reg S 4.50%, due 1/10/28	$1,500,000	$1,393,500
Minerva Luxembourg S.A. 6.50%, due 9/20/26 (a)	750,000	692,813
Petrobras Global Finance B.V.
6.85%, due 6/5/15	1,000,000	886,250
7.375%, due 1/17/27	4,500,000	4,663,575
Rumo Luxembourg S.A R.L. Series Reg S 5.875%, due 1/18/25	1,500,000	1,426,890
Vale Overseas, Ltd. 6.875%, due 11/21/36	2,050,000	2,276,094

		11,339,122

China 4.7%
Alibaba Group Holding, Ltd. 4.50%, due 11/28/34	2,000,000	1,911,606
China Evergrande Group Series Reg S 8.75%, due 6/28/25	1,000,000	783,750
JD.com, Inc. 3.875%, due 4/29/26	1,500,000	1,347,441
Proven Glory Capital, Ltd. Series Reg S 4.00%, due 2/21/27	1,000,000	891,685
Tencent Holdings, Ltd. 3.595%, due 1/19/28 (a)	1,500,000	1,376,007

		6,310,489

Costa Rica 1.6%
Instituto Costarricense de Electricidad 6.375%, due 5/15/43 (a)	3,000,000	2,130,030

Hong Kong 0.7%
Melco Resorts Finance, Ltd. 4.875%, due 6/6/25 (a)	1,000,000	916,691

India 4.3%
Abja Investment Co. Series Reg S 5.45%, due 1/24/28	1,000,000	861,633
Bharti Airtel, Ltd. Series Reg S 4.375%, due 6/10/25	2,000,000	1,794,011
Reliance Industries, Ltd. 3.667%, due 11/30/27 (a)	1,000,000	898,277

	Principal Amount	Value
India (continued)
Tata Motors, Ltd. Series Reg S 5.75%, due 10/30/24	$1,500,000	$1,462,350
Vedanta Resources PLC 6.125%, due 8/9/24 (a)	1,000,000	882,344

		5,898,615

Indonesia 6.1%
Indika Energy Capital III Pte, Ltd. Series Reg S 5.875%, due 11/9/24	1,000,000	891,830
Listrindo Capital B.V. 4.95%, due 9/14/26 (a)	1,500,000	1,333,500
Pertamina Persero PT 5.625%, due 5/20/43 (a)	6,700,000	6,042,093

		8,267,423

Kazakhstan 4.5%
KazMunayGas National Co. JSC (a)
5.375%, due 4/24/30	2,000,000	1,985,000
6.375%, due 10/24/48	4,000,000	4,058,376

		6,043,376

Macao 0.7%
Sands China, Ltd. (a)
4.60%, due 8/8/23	435,000	429,022
5.125%, due 8/8/25	565,000	554,002

		983,024

Malaysia 3.5%
1MDB Global Investments, Ltd. Series Reg S 4.40%, due 3/9/23	1,000,000	934,964
Gohl Capital, Ltd. Series Reg S 4.25%, due 1/24/27	1,500,000	1,402,617
Petroliam Nasional BHD Series Reg S 7.625%, due 10/15/26	2,000,000	2,458,520

		4,796,101

Mexico 7.9%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (a)	2,000,000	2,110,000
Comision Federal de Electricidad Series Reg S 4.75%, due 2/23/27	2,000,000	1,889,020
Grupo Televisa S.A.B. 4.625%, due 1/30/26	1,250,000	1,240,507
Petroleos Mexicanos 6.75%, due 9/21/47	6,385,000	5,480,245

		10,719,772

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Netherlands 1.1%
GTH Finance B.V. Series Reg S 7.25%, due 4/26/23	$1,500,000	$1,552,500

Oman 2.7%
OmGrid Funding, Ltd.
Series Reg S 5.196%, due 5/16/27	2,000,000	1,811,520
5.196%, due 5/16/27 (a)	2,000,000	1,811,520

		3,623,040

Peru 1.5%
Banco de Credito del 4.25%, due 4/1/23 (a)	1,000,000	990,500
Southern Copper Corp. 5.875%, due 4/23/45	1,000,000	1,042,228

		2,032,728

Russia 2.6%
Gazprom OAO Via Gaz Capital S.A. Series Reg S 8.625%, due 4/28/34	1,500,000	1,833,300
Metalloinvest Finance DAC Series Reg S 4.85%, due 5/2/24	1,000,000	946,284
MMC Norilsk Nickel OJSC via MMC Finance DAC 6.625%, due 10/14/22 (a)	750,000	782,915

		3,562,499

United States 0.7%
JBS Investments II GmbH 7.00%, due 1/15/26 (a)	1,000,000	987,500

Venezuela 1.0%
Petroleos de Venezuela S.A. (b)(c)
Series Reg S 5.375%, due 4/12/27	3,000,000	532,500
6.00%, due 5/16/24	2,500,000	428,750
6.00%, due 11/15/26	2,500,000	431,250

		1,392,500

Total Corporate Bonds (Cost $74,246,832)		70,555,410

Foreign Government Bonds 42.3%
Belarus 1.6%
Republic of Belarus International Bond 7.625%, due 6/29/27 (a)	2,000,000	2,115,000

	Principal Amount		Value
Cameroon, United Republic Of 0.8%
Republic of Cameroon International Bond 9.50%, due 11/19/25 (a)		$1,000,000	$1,040,878

Croatia 4.1%
Croatia Government International Bond
Series Reg S 6.00%, due 1/26/24		3,250,000	3,500,627
6.375%, due 3/24/21 (a)		2,000,000	2,099,048

			5,599,675

Dominican Republic 4.0%
Dominican Republic International Bond
Series Reg S 5.95%, due 1/25/27		5,000,000	4,975,000
6.00%, due 7/19/28 (a)		500,000	495,625

			5,470,625

Ecuador 1.9%
Ecuador Government International Bond Series Reg S 7.875%, due 1/23/28		3,000,000	2,507,100

Egypt 1.1%
Egypt Government Bond 15.70%, due 11/7/27	EGP	31,000,000	1,519,372

El Salvador 2.3%
El Salvador Government International Bond Series Reg S 6.375%, due 1/18/27		$3,500,000	3,128,125

Ghana 1.3%
Ghana Government International Bond 10.75%, due 10/14/30 (a)		1,500,000	1,798,170

Guatemala 2.0%
Guatemala Government Bond 4.50%, due 5/3/26 (a)		3,000,000	2,751,960

Indonesia 1.4%
Indonesia Government International Bond 5.125%, due 1/15/45 (a)		1,500,000	1,409,022
Indonesia Treasury Bond 6.125%, due 5/15/28	IDR	10,000,000,000	552,541

			1,961,563

12	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Foreign Government Bonds (continued)
Iraq 1.1%
Iraq International Bond Series Reg S 6.752%, due 3/9/23		$1,500,000	$1,460,190

Ivory Coast 1.3%
Ivory Coast Government International Bond 6.125%, due 6/15/33 (a)		2,000,000	1,730,368

Kenya 0.7%
Kenya Government International Bond 7.25%, due 2/28/28 (a)		1,000,000	943,100

Mexico 1.5%
Mexican Bonos 7.75%, due 11/13/42	MXN	47,500,000	2,034,386

Nigeria 2.0%
Nigeria Government International Bond 6.50%, due 11/28/27 (a)		$3,000,000	2,752,620

Pakistan 0.8%
Pakistan Government International Bond 8.25%, due 9/30/25 (a)		1,000,000	1,020,000

Paraguay 2.2%
Paraguay Government International Bond 6.10%, due 8/11/44 (a)		3,000,000	3,015,000

Russia 3.0%
Russian Federal Bond-OFZ 7.70%, due 3/23/33	RUB	160,000,000	2,274,678
Russian Foreign Bond Series Reg S 4.75%, due 5/27/26		$1,800,000	1,775,700

			4,050,378

Saudi Arabia 1.3%
Saudi Government International Bond 4.50%, due 10/26/46 (a)		2,000,000	1,812,004

	Principal Amount	Value
Senegal 0.9%
Senegal Government International Bond Series Reg S 6.25%, due 7/30/24	$1,250,000	$1,218,850

Turkey 1.4%
Turkey Government International Bond 5.125%, due 2/17/28	2,225,000	1,877,344

Ukraine 2.7%
Ukraine Government International Bond Series Reg S 7.75%, due 9/1/26	4,000,000	3,615,280

Uruguay 1.4%
Uruguay Government International Bond 7.625%, due 3/21/36	1,500,000	1,930,500

Venezuela 0.8%
Venezuela Government International Bond Series Reg S 9.25%, due 5/7/28 (b)(c)	4,095,000	1,023,750

Vietnam 0.7%
Vietnam Government International Bond Series Reg S 4.80%, due 11/19/24	1,000,000	1,005,627

Total Foreign Government Bonds (Cost $63,398,924)		57,381,865

Total Long-Term Bonds (Cost $137,645,756)		127,937,275

Short-Term Investment 0.5%
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 1.05%, dated 10/31/18 due 11/1/18 Proceeds at Maturity $688,470 (Collateralized by a United States Treasury Note with a rate of 2.75% and a maturity date of 5/31/23, with a Principal Amount of $700,000 and a Market Value of $702,800)	688,450	688,450

Total Short-Term Investment (Cost $688,450)		688,450

Total Investments (Cost $138,334,206)	94.8%	128,625,725
Other Assets, Less Liabilities	5.2	7,070,377
Net Assets	100.0%	$135,696,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

†	Percentages indicated are based on Fund net assets.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Issue in default.

(c)	Issue in non-accrual status.

The following abbreviations are used in the preceding pages:

EGP—Egyptian Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

RUB—New Russian Ruble

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$70,555,410	$—	$70,555,410
Foreign Government Bonds	—	57,381,865	—	57,381,865

Total Long-Term Bonds	—	127,937,275	—	127,937,275

Short-Term Investment
Repurchase Agreement	—	688,450	—	688,450

Total Investments in Securities	$—	$128,625,725	$—	$128,625,725

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $138,334,206)	$128,625,725
Cash denominated in foreign currencies (identified cost $92,746)	93,300
Receivables:
Investment securities sold	5,275,801
Dividends and interest	2,110,543
Fund shares sold	31,011
Other assets	37,820

Total assets	136,174,200

Liabilities
Payables:
Fund shares redeemed	234,991
Manager (See Note 3)	89,049
Transfer agent (See Note 3)	50,877
NYLIFE Distributors (See Note 3)	42,436
Shareholder communication	18,185
Professional fees	6,837
Custodian	6,695
Trustees	361
Accrued expenses	4,632
Dividend payable	24,035

Total liabilities	478,098

Net assets	$135,696,102

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$140,059
Additional paid-in capital	158,023,706

158,163,765
Total distributable earnings (loss)	(22,467,663)

Net assets	$135,696,102

Class A
Net assets applicable to outstanding shares	$86,451,892

Shares of beneficial interest outstanding	8,907,149

Net asset value per share outstanding	$9.71
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.17

Investor Class
Net assets applicable to outstanding shares	$15,910,612

Shares of beneficial interest outstanding	1,623,655

Net asset value per share outstanding	$9.80
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share outstanding	$10.26

Class B
Net assets applicable to outstanding shares	$3,659,727

Shares of beneficial interest outstanding	384,282

Net asset value and offering price per share outstanding	$9.52

Class C
Net assets applicable to outstanding shares	$19,246,055

Shares of beneficial interest outstanding	2,018,064

Net asset value and offering price per share outstanding	$9.54

Class I
Net assets applicable to outstanding shares	$10,427,816

Shares of beneficial interest outstanding	1,072,777

Net asset value and offering price per share outstanding	$9.72

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Interest (a)	$9,136,862
Dividend distributions from affiliated investment companies	21,938
Securities lending	1,111
Other	551

Total income	9,160,462

Expenses
Manager (See Note 3)	1,185,480
Distribution/Service—Class A (See Note 3)	249,505
Distribution/Service—Investor Class (See Note 3)	43,193
Distribution/Service—Class B (See Note 3)	47,912
Distribution/Service—Class C (See Note 3)	242,924
Transfer agent (See Note 3)	316,823
Registration	87,383
Professional fees	77,078
Shareholder communication	44,761
Custodian	15,793
Trustees	3,535
Miscellaneous	18,809

Total expenses before waiver/reimbursement	2,333,196
Expense waiver/reimbursement from Manager (See Note 3)	(9,217)

Net expenses	2,323,979

Net investment income (loss)	6,836,483

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,883,407)
Foreign currency forward transactions	(33,163)
Foreign currency transactions	(80,127)

Net realized gain (loss) on investments and foreign currency transactions	(3,996,697)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,968,240)
Foreign currency forward contracts	33,163
Translation of other assets and liabilities in foreign currencies	102,434

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,832,643)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(18,829,340)

Net increase (decrease) in net assets resulting from operations	$(11,992,857)

(a)	Interest recorded net of foreign withholding taxes in the amount of $41,757.

16	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,836,483	$8,728,593
Net realized gain (loss) on investments and foreign currency transactions	(3,996,697)	(966,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(14,832,643)	5,270,354

Net increase (decrease) in net assets resulting from operations	(11,992,857)	13,032,015

Distributions to shareholders(1):
Class A	(4,090,630)
Investor Class	(669,061)
Class B	(150,872)
Class C	(772,754)
Class I	(718,293)

	(6,401,610)

Dividends to shareholders from net investment:
Class A		(3,566,533)
Investor Class		(810,566)
Class B		(187,544)
Class C		(864,275)
Class I		(522,156)

		(5,951,074)

Distributions to shareholders from return of capital:
Class A	—	(1,043,496)
Investor Class	—	(237,155)
Class B	—	(54,872)
Class C	—	(252,869)
Class I	—	(152,773)

	—	(1,741,165)

Total dividends and distributions to shareholders	(6,401,610)	(7,692,239)

Capital share transactions:
Net proceeds from sale of shares	26,866,744	43,693,093
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,995,352	6,890,905
Cost of shares redeemed	(64,621,234)	(69,102,669)

Increase (decrease) in net assets derived from capital share transactions	(31,759,138)	(18,518,671)

Net increase (decrease) in net assets	(50,153,605)	(13,178,895)

Net Assets
Beginning of year	185,849,707	199,028,602

End of year(2)	$135,696,102	$185,849,707

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(41,199) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.88	$10.52	$9.60		$11.38	$11.52

Net investment income (loss) (a)	0.45	0.53	0.57		0.62	0.68
Net realized and unrealized gain (loss) on investments	(1.19)	0.31	0.87		(1.51)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	(0.74)	0.83	1.45		(0.87)	0.54

Less dividends and distributions:
From net investment income	(0.43)	(0.36)	(0.29)		(0.63)	(0.65)
From net realized gain on investments	—	—	—		(0.22)	(0.03)
Return of capital	—	(0.11)	(0.24)		(0.06)	—

Total dividends and distributions	(0.43)	(0.47)	(0.53)		(0.91)	(0.68)

Net asset value at end of year	$9.71	$10.88	$10.52		$9.60	$11.38

Total investment return (b)	(6.95%)	8.18%	15.63%		(7.54%)	4.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.36%	5.04%	5.70	%(c)	6.18%	5.88%
Net expenses (d)	1.26%	1.22%	1.22	%(e)	1.23%	1.17%
Portfolio turnover rate	44%	37%	38%		19%	20%
Net assets at end of year (in 000’s)	$86,452	$110,238	$109,657		$98,573	$132,654

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.69%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.23%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.98	$10.61	$9.68		$11.46	$11.60

Net investment income (loss) (a)	0.43	0.52	0.55		0.61	0.66
Net realized and unrealized gain (loss) on investments	(1.20)	0.31	0.88		(1.52)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	(0.77)	0.82	1.44		(0.89)	0.52

Less dividends and distributions:
From net investment income	(0.41)	(0.35)	(0.27)		(0.61)	(0.63)
From net realized gain on investments	—	—	—		(0.22)	(0.03)
Return of capital	—	(0.10)	(0.24)		(0.06)	—

Total dividends and distributions	(0.41)	(0.45)	(0.51)		(0.89)	(0.66)

Net asset value at end of year	$9.80	$10.98	$10.61		$9.68	$11.46

Total investment return (b)	(7.18%)	7.99%	15.38%		(7.66%)	4.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15%	4.86%	5.50	%(c)	6.01%	5.71%
Net expenses (d)	1.47%	1.42%	1.42	%(e)	1.41%	1.34%
Expenses (before waiver/reimbursement) (d)	1.49%	1.42%	1.42%		1.41%	1.34%
Portfolio turnover rate	44%	37%	38%		19%	20%
Net assets at end of year (in 000’s)	$15,911	$18,613	$32,318		$25,130	$27,033

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.49%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.43%.

18	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.69	$10.34	$9.44		$11.20	$11.35

Net investment income (loss) (a)	0.34	0.43	0.47		0.52	0.56
Net realized and unrealized gain (loss) on investments	(1.18)	0.30	0.86		(1.48)	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	(0.84)	0.72	1.34		(0.94)	0.43

Less dividends and distributions:
From net investment income	(0.33)	(0.29)	(0.20)		(0.54)	(0.55)
From net realized gain on investments	—	—	—		(0.22)	(0.03)
Return of capital	—	(0.08)	(0.24)		(0.06)	—

Total dividends and distributions	(0.33)	(0.37)	(0.44)		(0.82)	(0.58)

Net asset value at end of year	$9.52	$10.69	$10.34		$9.44	$11.20

Total investment return (b)	(7.98%)	7.20%	14.60%		(8.36%)	3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.37%	4.11%	4.78	%(c)	5.24%	4.97%
Net expenses (d)	2.22%	2.17%	2.17	%(e)	2.16%	2.09%
Expenses (before waiver/reimbursement) (d)	2.24%	2.17%	2.17%		2.16%	2.09%
Portfolio turnover rate	44%	37%	38%		19%	20%
Net assets at end of year (in 000’s)	$3,660	$6,012	$7,506		$8,111	$12,109

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.77%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.70	$10.35	$9.45		$11.22	$11.37

Net investment income (loss) (a)	0.35	0.43	0.47		0.52	0.56
Net realized and unrealized gain (loss) on investments	(1.18)	0.29	0.86		(1.49)	(0.13)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	0.01		0.02	(0.00)‡

Total from investment operations	(0.83)	0.72	1.34		(0.95)	0.43

Less dividends and distributions:
From net investment income	(0.33)	(0.29)	(0.20)		(0.54)	(0.55)
From net realized gain on investments	—	—	—		(0.22)	(0.03)
Return of capital	—	(0.08)	(0.24)		(0.06)	—

Total dividends and distributions	(0.33)	(0.37)	(0.44)		(0.82)	(0.58)

Net asset value at end of year	$9.54	$10.70	$10.35		$9.45	$11.22

Total investment return (b)	(7.88%)	7.19%	14.58%		(8.43%)	3.87%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.39%	4.11%	4.77	%(c)	5.24%	4.97%
Net expenses (d)	2.22%	2.17%	2.17	%(e)	2.16%	2.09%
Expenses (before waiver/reimbursement) (d)	2.24%	2.17%	2.17%		2.16%	2.09%
Portfolio turnover rate	44%	37%	38%		19%	20%
Net assets at end of year (in 000’s)	$19,246	$28,270	$35,789		$37,808	$56,199

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 4.76%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.18%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$10.90	$10.53	$9.61		$11.39	$11.53

Net investment income (loss) (a)	0.48	0.56	0.59		0.65	0.71
Net realized and unrealized gain (loss) on investments	(1.20)	0.32	0.88		(1.52)	(0.14)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)	0.01		0.02	(0.00)‡

Total from investment operations	(0.72)	0.87	1.48		(0.85)	0.57

Less dividends and distributions:
From net investment income	(0.46)	(0.39)	(0.32)		(0.65)	(0.68)
From net realized gain on investments	—	—	—		(0.22)	(0.03)
Return of capital	—	(0.11)	(0.24)		(0.06)	—

Total dividends and distributions	(0.46)	(0.50)	(0.56)		(0.93)	(0.71)

Net asset value at end of year	$9.72	$10.90	$10.53		$9.61	$11.39

Total investment return (b)	(6.80%)	8.54%	15.90%		(7.30%)	5.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.60%	5.22%	5.96	%(c)	6.38%	6.13%
Net expenses (d)	1.01%	0.97%	0.97	%(e)	0.98%	0.92%
Portfolio turnover rate	44%	37%	38%		19%	20%
Net assets at end of year (in 000’s)	$10,428	$22,717	$13,759		$16,825	$41,174

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 5.95%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.98%.

20	MainStay MacKay Emerging Markets Debt Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Emerging Markets Debt Fund (formerly known as MainStay Emerging Markets Debt Fund) (the “Fund”), a “diversified fund” as that term is defined in the 1940 Act as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has seven classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

21

Notes to Financial Statements (continued)

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation

22	MainStay MacKay Emerging Markets Debt Fund

date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities, to the extent the Fund held any such securities during the year ended October 31, 2018, is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can

23

Notes to Financial Statements (continued)

be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund.

(I)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The

Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of October 31, 2018, the Fund did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency

24	MainStay MacKay Emerging Markets Debt Fund

gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(L)  High Yield and General Debt Securities Risk.  The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.

(M)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-

party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. The Fund entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(33,163)	$(33,163)

Total Realized Gain (Loss)		$(33,163)	$(33,163)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$33,163	$33,163

Total Change in Unrealized Appreciation (Depreciation)		$33,163	$33,163

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the

25

Notes to Financial Statements (continued)

responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate was 0.73% inclusive of a fee for fund accounting services of 0.03% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,185,480 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $9,217.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York

Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $16,938 and $4,467, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $2,681, $23, $4,569 and $804, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$127,247
Investor Class	62,586
Class B	17,340
Class C	87,990
Class I	21,660

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

26	MainStay MacKay Emerging Markets Debt Fund

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$22,777	$(22,777)	$—	$—	$—	$22	$—	—

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$138,334,206	$1,838,350	$(11,546,831)	$(9,708,481)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$475,109	$(12,648,347)	$(581,924)	$(9,712,501)	$(22,467,663)

The other temporary differences are primarily due to interest accruals on defaulted securities.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$5,762	$(5,762)

The reclassifications for the Fund are primarily due to non-deductible excise taxes paid.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards of $12,648,347 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$—	$12,648

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$6,401,610	$5,951,074
Return of Capital	—	1,741,165
Total	$6,401,610	$7,692,239

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow

27

Notes to Financial Statements (continued)

money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $69,594 and $102,673, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,033,435	$10,727,445
Shares issued to shareholders in reinvestment of dividends and distributions	371,003	3,815,066
Shares redeemed	(2,685,777)	(27,743,123)

Net increase (decrease) in shares outstanding before conversion	(1,281,339)	(13,200,612)
Shares converted into Class A (See Note 1)	120,973	1,265,379
Shares converted from Class A (See Note 1)	(62,221)	(638,453)

Net increase (decrease)	(1,222,587)	$(12,573,686)

Year ended October 31, 2017:
Shares sold	1,720,190	$18,241,855
Shares issued to shareholders in reinvestment of dividends and distributions	391,795	4,118,552
Shares redeemed	(3,187,906)	(33,535,669)

Net increase (decrease) in shares outstanding before conversion	(1,075,921)	(11,175,262)
Shares converted into Class A (See Note 1)	845,728	9,165,350
Shares converted from Class A (See Note 1)	(65,390)	(688,356)

Net increase (decrease)	(295,583)	$(2,698,268)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	107,694	$1,135,613
Shares issued to shareholders in reinvestment of dividends and distributions	63,477	658,302
Shares redeemed	(246,848)	(2,577,946)

Net increase (decrease) in shares outstanding before conversion	(75,677)	(784,031)
Shares converted into Investor Class (See Note 1)	107,684	1,120,234
Shares converted from Investor Class (See Note 1)	(103,096)	(1,088,826)

Net increase (decrease)	(71,089)	$(752,623)

Year ended October 31, 2017:
Shares sold	206,404	$2,189,642
Shares issued to shareholders in reinvestment of dividends and distributions	97,225	1,028,872
Shares redeemed	(926,723)	(9,604,953)

Net increase (decrease) in shares outstanding before conversion	(623,094)	(6,386,439)
Shares converted into Investor Class (See Note 1)	101,894	1,087,744
Shares converted from Investor Class (See Note 1)	(829,412)	(9,072,093)

Net increase (decrease)	(1,350,612)	$(14,370,788)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	11,487	$117,997
Shares issued to shareholders in reinvestment of dividends and distributions	13,374	135,164
Shares redeemed	(138,705)	(1,411,323)

Net increase (decrease) in shares outstanding before conversion	(113,844)	(1,158,162)
Shares converted from Class B (See Note 1)	(64,534)	(658,334)

Net increase (decrease)	(178,378)	$(1,816,496)

Year ended October 31, 2017:
Shares sold	38,191	$390,440
Shares issued to shareholders in reinvestment of dividends and distributions	21,259	218,872
Shares redeemed	(150,945)	(1,558,335)

Net increase (decrease) in shares outstanding before conversion	(91,495)	(949,023)
Shares converted from Class B (See Note 1)	(72,105)	(749,331)

Net increase (decrease)	(163,600)	$(1,698,354)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	147,944	$1,506,123
Shares issued to shareholders in reinvestment of dividends and distributions	70,549	713,019
Shares redeemed	(841,462)	(8,512,109)

Net increase (decrease) in shares outstanding before conversion	(622,969)	(6,292,967)
Shares converted from Class C (See Note 1)	(1,151)	(12,281)

Net increase (decrease)	(624,120)	$(6,305,248)

Year ended October 31, 2017:
Shares sold	234,518	$2,424,850
Shares issued to shareholders in reinvestment of dividends and distributions	94,874	978,127
Shares redeemed	(1,144,331)	(11,808,340)

Net increase (decrease) in shares outstanding before conversion	(814,939)	(8,405,363)
Shares converted from Class C (See Note 1)	(1,261)	(13,330)

Net increase (decrease)	(816,200)	$(8,418,693)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,296,637	$13,379,566
Shares issued to shareholders in reinvestment of dividends and distributions	65,366	673,801
Shares redeemed	(2,375,313)	(24,376,733)

Net increase (decrease) in shares outstanding before conversion	(1,013,310)	(10,323,366)
Shares converted into Class I (See Note 1)	1,130	12,281

Net increase (decrease)	(1,012,180)	$(10,311,085)

Year ended October 31, 2017:
Shares sold	1,896,970	$20,446,306
Shares issued to shareholders in reinvestment of dividends and distributions	51,546	546,482
Shares redeemed	(1,196,200)	(12,595,372)

Net increase (decrease) in shares outstanding before conversion	752,316	8,397,416
Shares converted into Class I (See Note 1)	25,884	270,016

Net increase (decrease)	778,200	$8,667,432

28	MainStay MacKay Emerging Markets Debt Fund

Note 10–Recent Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. This amendment does not require an accounting change for securities held at a discount. This guidance is effective for fiscal years beginning after December 15, 2018. Management is currently evaluating the potential impact of this guidance to the financial statements.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Emerging Markets Debt Fund (formerly, MainStay Emerging Markets Debt Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

30	MainStay MacKay Emerging Markets Debt Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $4,094 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay MacKay Emerging Markets Debt Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

34	MainStay MacKay Emerging Markets Debt Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717391 MS293-18	MSEMD11-12/18 (NYLIM) NL218

MainStay MacKay International Equity Fund (Formerly known as MainStay International Equity Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	1/3/1995	–10.21 –4.98%	2.18 3.34%	4.99 5.59%	1.34 1.34%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–10.52 –5.31	1.82 2.98	4.65 5.25	1.69 1.69
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9/13/1994	–10.68 –5.98	1.85 2.22	4.46 4.46	2.44 2.44
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	–6.98 –6.04	2.22 2.22	4.45 4.45	2.44 2.44
Class I Shares	No Sales Charge		1/2/2004	–4.80	3.60	5.86	1.09
Class R1 Shares	No Sales Charge		1/2/2004	–4.86	3.49	5.76	1.19
Class R2 Shares	No Sales Charge		1/2/2004	–5.12	3.24	5.50	1.44
Class R3 Shares	No Sales Charge		4/28/2006	–5.32	2.99	5.23	1.69

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S. Index[4]	–8.24%	1.63%	6.92%
MSCI EAFE® Index[5]	–6.85	2.02	6.89
Morningstar Foreign Large Growth Category Average[6]	–7.67	3.03	7.94

4.

The Fund has selected the MSCI ACWI® Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

5.

The MSCI EAFE® Index is the Fund’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these portfolios divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These portfolios primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$903.20	$6.33	$1,018.55	$6.72	1.32%

Investor Class Shares	$1,000.00	$901.50	$7.96	$1,016.84	$8.44	1.66%

Class B Shares	$1,000.00	$898.20	$11.53	$1,013.06	$12.23	2.41%

Class C Shares	$1,000.00	$898.20	$11.53	$1,013.06	$12.23	2.41%

Class I Shares	$1,000.00	$904.20	$5.14	$1,019.81	$5.45	1.07%

Class R1 Shares	$1,000.00	$903.70	$5.61	$1,019.31	$5.96	1.17%

Class R2 Shares	$1,000.00	$902.90	$6.81	$1,018.05	$7.22	1.42%

Class R3 Shares	$1,000.00	$901.60	$8.00	$1,016.79	$8.49	1.67%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Country Composition as of October 31, 2018 (Unaudited)

United Kingdom	19.8%
Japan	10.9
Germany	10.7
Spain	6.9
Ireland	6.4
Netherlands	5.7
United States	5.7
Canada	5.1
Switzerland	4.9
India	4.1

Sweden	2.8%
China	2.7
Taiwan	2.7
Denmark	2.5
France	1.8
Mexico	1.2
Italy	1.0
Other Assets, Less Liabilities	5.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Prudential PLC

2.	ZOZO, Inc.

3.	United Internet A.G., Registered

4.	TE Connectivity, Ltd.

5.	Grifols S.A.
6.	Shire PLC

7.	ICON PLC

8.	Fresenius Medical Care A.G. & Co. KGaA

9.	Housing Development Finance Corp., Ltd.

10.	Scout24 A.G.

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay International Equity Fund returned –4.80%, outperforming the –8.24% return of the Fund’s primary benchmark, the MSCI ACWI® Ex U.S. Index and the –6.85% return of the Fund’s secondary benchmark, the MSCI EAFE® Index. Over the same period, Class I shares also outperformed the –7.67% return of the Morningstar Foreign Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of its primary benchmark, the MSCI ACWI® Ex U.S. Index, during the reporting period was underpinned by positive stock selection on both a sector and country basis. On a sector level, stock selection was strongest within the information technology, industrials and consumer discretionary sectors. On a country level, stock selection was strongest within Germany, Ireland and Japan.

Country allocation also was a positive contributor to the Fund’s relative performance, driven mainly by the Fund’s overweight allocation to Ireland and its underweight allocation to South Korea and China. Sector allocation was broadly neutral overall. Benefits from the Fund’s overweight allocation to the health care sector, and underweight allocations to the financials and industrials sectors, was offset by an underweight allocation to the energy sector and overweight allocations to the information technology and communication services sectors.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay International Equity Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s relative performance were the information technology, consumer discretionary and health care sectors. (Contributions take weightings and total returns into account.) During the same period, the weakest contributors to relative performance were the financials, energy and consumer staples sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the individual stocks that made the strongest positive contributions to the Fund’s absolute performance were German Internet payment and processing firm Wirecard, U.K. medical technology company LivaNova and Japanese Internet-based services provider CyberAgent. The stocks that detracted the most from the Fund’s absolute performance during the same period were Italian financial services provider Banca IFIS, Chinese Internet value-added service provider Tencent and German Internet access provider United Internet. These stocks remain in the Fund as of the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund’s largest initial purchase was in Chinese Internet value-added service provider Tencent, while the largest increased purchase was in German online real estate and automotive marketplace provider Scout24. The Fund’s largest full sale was in Israeli software producer Check Point Software Technology, while the largest decreased position size was in Japanese Internet-based services provider CyberAgent.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the MSCI ACWI® Ex U.S. Index were in the communication services and financials sectors. Conversely, the Fund’s largest sector decreases relative to the benchmark were in the information technology and health care sectors.

How was the Fund positioned at the end of the reporting period?

Relative to the MSCI ACWI® Ex U.S. Index, the Fund ended the reporting period overweight in the health care and information technology sectors and underweight in the energy and financials sectors.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 94.7%†
Canada 5.1%
Bank of Nova Scotia (Banks)	158,126	$8,486,157
Constellation Software, Inc. (Software)	10,782	7,420,411

		15,906,568

China 2.7%
Tencent Holdings, Ltd. (Interactive Media & Services)	247,835	8,438,200

Denmark 2.5%
Novo Nordisk A/S, Class B (Pharmaceuticals)	180,383	7,802,019

France 1.8%
Teleperformance (Professional Services)	34,014	5,609,381

Germany 10.7%
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	112,399	8,825,043
Scout24 A.G. (Interactive Media & Services) (a)	210,719	8,749,677
United Internet A.G., Registered (Diversified Telecommunication Services)	251,410	10,416,507
Wirecard A.G. (IT Services)	26,982	5,054,818

		33,046,045

India 4.1%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	368,240	8,800,510
Yes Bank, Ltd. (Banks)	1,522,390	3,877,776

		12,678,286

Ireland 6.4%
Accenture PLC, Class A (IT Services)	52,857	8,331,320
ICON PLC (Life Sciences Tools & Services) (c)	64,844	8,953,659
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	27,844	2,403,159

		19,688,139

Italy 1.0%
Banca IFIS S.p.A. (Diversified Financial Services)	181,576	3,195,989

Japan 10.9%
CyberAgent, Inc. (Media)	64,100	2,721,133
Lion Corp. (Household Products)	350,000	6,575,974
Relo Group, Inc. (Real Estate Management & Development)	234,600	5,542,993
Tsuruha Holdings, Inc. (Food & Staples Retailing)	78,488	8,180,253
ZOZO, Inc. (Internet & Direct Marketing Retail)	442,496	10,662,885

		33,683,238

	Shares	Value
Mexico 1.2%
Regional S.A.B. de C.V. (Banks)	735,587	$3,623,753

Netherlands 5.7%
GrandVision N.V. (Specialty Retail) (a)	183,249	4,636,824
IMCD N.V. (Trading Companies & Distributors)	67,583	4,589,047
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	222,873	8,310,232

		17,536,103

Spain 6.9%
Amadeus IT Group S.A. (IT Services)	50,394	4,062,868
Grifols S.A. (Biotechnology)	335,923	9,584,374
Industria de Diseno Textil S.A. (Specialty Retail) (b)	277,044	7,822,884

		21,470,126

Sweden 2.8%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	174,024	8,530,859

Switzerland 4.9%
DKSH Holding A.G. (Professional Services)	52,648	3,552,035
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	133,195	10,045,567
Tecan Group A.G., Registered (Life Sciences Tools & Services)	7,397	1,668,667

		15,266,269

Taiwan 2.7%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	218,614	8,329,193

United Kingdom 19.8%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	266,029	2,932,831
BTG PLC (Pharmaceuticals) (c)	749,463	5,287,960
Experian PLC (Professional Services)	291,766	6,722,160
HomeServe PLC (Commercial Services & Supplies)	411,411	5,003,612
Johnson Matthey PLC (Chemicals)	206,032	7,829,400
LivaNova PLC (Health Care Equipment & Supplies) (c)	50,645	5,671,734
Prudential PLC (Insurance)	541,359	10,867,314
St. James’s Place PLC (Capital Markets)	632,276	8,190,858
Whitbread PLC (Hotels, Restaurants & Leisure)	153,362	8,625,204

		61,131,072

United States 5.5%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)(c)	2,678,412	7,684,858
Shire PLC (Biotechnology)	154,651	9,252,176

		16,937,034

Total Common Stocks (Cost $291,118,373)		292,872,274

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	10

	Shares	Value
Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
United States 0.2%
MainStay U.S. Government Liquidity Fund, 2.075% (d)	615,270	$615,270

Total Short-Term Investment (Cost $615,270)		615,270

Total Investments (Cost $291,733,643)	94.9%	293,487,544
Other Assets, Less Liabilities	5.1	15,658,257
Net Assets	100.0%	$309,145,801
†	Percentages indicated are based on Fund net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of October 31, 2018, the market value of securities loaned was $7,033,733 and the Fund received non-cash collateral in the amount of $7,455,236 (See Note 2(I)).

(c)	Non-income producing security.

(d)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$292,872,274	$—	$—	$292,872,274
Short-Term Investment
Affiliated Investment Company	615,270	—	—	615,270

Total Investments in Securities	$293,487,544	$—	$—	$293,487,544

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

The table below sets forth the diversification of MainStay MacKay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$15,987,686	5.2%
Biotechnology	18,836,550	6.1
Capital Markets	8,190,858	2.7
Chemicals	7,829,400	2.5
Commercial Services & Supplies	5,003,612	1.6
Diversified Financial Services	3,195,989	1.0
Diversified Telecommunication Services	10,416,507	3.4
Electronic Equipment, Instruments & Components	18,576,426	6.0
Equity Real Estate Investment Trusts	2,932,831	1.0
Food & Staples Retailing	8,180,253	2.6
Health Care Equipment & Supplies	13,981,966	4.5
Health Care Providers & Services	8,825,043	2.9
Hotels, Restaurants & Leisure	11,028,363	3.6
Household Products	6,575,974	2.1
Insurance	10,867,314	3.5
Interactive Media & Services	17,187,877	5.6
Internet & Direct Marketing Retail	10,662,885	3.5
IT Services	17,449,006	5.6
Life Sciences Tools & Services	10,622,326	3.4
Media	2,721,133	0.9
Pharmaceuticals	13,089,979	4.2
Professional Services	15,883,576	5.1
Real Estate Management & Development	5,542,993	1.8
Semiconductors & Semiconductor Equipment	8,329,193	2.7
Software	7,420,411	2.4
Specialty Retail	12,459,708	4.0
Textiles, Apparel & Luxury Goods	7,684,858	2.5
Thrifts & Mortgage Finance	8,800,510	2.8
Trading Companies & Distributors	4,589,047	1.5

	293,487,544	94.9
Short-Term Investment	615,270	0.2
Other Assets, Less Liabilities	15,658,257	5.1

Net Assets	$309,145,801	100.0%

†	Percentages indicated are based on Fund net assets.

12	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $291,118,373) including securities on loan of $7,033,733	$292,872,274
Investment in affiliated investment companies, at value (identified cost $615,270)	615,270
Cash denominated in foreign currencies (identified cost $15,833,668)	15,623,514
Receivables:
Dividends and interest	558,835
Fund shares sold	69,605
Securities lending income	433
Other assets	40,935

Total assets	309,780,866

Liabilities
Payables:
Manager (See Note 3)	242,674
Fund shares redeemed	234,636
Transfer agent (See Note 3)	59,010
Custodian	40,866
NYLIFE Distributors (See Note 3)	28,722
Shareholder communication	17,219
Professional fees	9,307
Trustees	842
Investment securities purchased	15
Accrued expenses	1,774

Total liabilities	635,065

Net assets	$309,145,801

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$199,939
Additional paid-in capital	306,796,949

306,996,888
Total distributable earnings (loss)	2,148,913

Net assets	$309,145,801

Class A
Net assets applicable to outstanding shares	$59,303,808

Shares of beneficial interest outstanding	3,830,914

Net asset value per share outstanding	$15.48
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.38

Investor Class
Net assets applicable to outstanding shares	$21,679,421

Shares of beneficial interest outstanding	1,409,816

Net asset value per share outstanding	$15.38
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.28

Class B
Net assets applicable to outstanding shares	$4,404,318

Shares of beneficial interest outstanding	322,041

Net asset value and offering price per share outstanding	$13.68

Class C
Net assets applicable to outstanding shares	$6,960,156

Shares of beneficial interest outstanding	508,838

Net asset value and offering price per share outstanding	$13.68

Class I
Net assets applicable to outstanding shares	$213,029,666

Shares of beneficial interest outstanding	13,678,582

Net asset value and offering price per share outstanding	$15.57

Class R1
Net assets applicable to outstanding shares	$2,109,264

Shares of beneficial interest outstanding	136,242

Net asset value and offering price per share outstanding	$15.48

Class R2
Net assets applicable to outstanding shares	$602,219

Shares of beneficial interest outstanding	38,808

Net asset value and offering price per share outstanding	$15.52

Class R3
Net assets applicable to outstanding shares	$1,056,949

Shares of beneficial interest outstanding	68,702

Net asset value and offering price per share outstanding	$15.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated (a)	$4,904,900
Securities lending	23,532
Interest	19,500
Dividends—Affiliated	3,768
Other	1,048

Total income	4,952,748

Expenses
Manager (See Note 3)	2,964,590
Distribution/Service—Class A (See Note 3)	156,000
Distribution/Service—Investor Class (See Note 3)	62,735
Distribution/Service—Class B (See Note 3)	56,011
Distribution/Service—Class C (See Note 3)	81,037
Distribution/Service—Class R2 (See Note 3)	2,194
Distribution/Service—Class R3 (See Note 3)	6,556
Transfer agent (See Note 3)	356,656
Registration	106,234
Custodian	95,732
Professional fees	93,107
Shareholder communication	46,633
Trustees	7,334
Shareholder service (See Note 3)	4,676
Miscellaneous	32,634

Total expenses before waiver/reimbursement	4,072,129
Expense waiver/reimbursement from Manager (See Note 3)	(15,314)

Net expenses	4,056,815

Net investment income (loss)	895,933

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (b)	38,243,187
Foreign currency transactions	(25,939)

Net realized gain (loss) on investments and foreign currency transactions	38,217,248

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(55,481,894)
Translation of other assets and liabilities in foreign currencies	(94,214)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,576,108)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(17,358,860)

Net increase (decrease) in net assets resulting from operations	$(16,462,927)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $442,816.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $300,294.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $240,602.

14	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$895,933	$376,014
Net realized gain (loss) on investments and foreign currency transactions	38,217,248	23,740,798
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(55,576,108)	31,909,745

Net increase (decrease) in net assets resulting from operations	(16,462,927)	56,026,557

Distributions to shareholders(1):
Class A	(306,159)
Investor Class	(44,461)
Class I	(1,621,018)
Class R1	(17,860)
Class R2	(5,543)
Class R3	(2,963)

	(1,998,004)

Dividends to shareholders from net investment income:
Class A		(109,089)
Class I		(939,444)
Class R1		(10,000)
Class R2		(1,310)

		(1,059,843)

Total dividends and distributions to shareholders	(1,998,004)	(1,059,843)

Capital share transactions:
Net proceeds from sale of shares	84,138,632	38,670,309
Net asset value of shares issued to shareholders in reinvestment of dividends	1,980,858	1,054,329
Cost of shares redeemed	(62,141,023)	(63,024,436)

Increase (decrease) in net assets derived from capital share transactions	23,978,467	(23,299,798)

Net increase (decrease) in net assets	5,517,536	31,666,916

Net Assets
Beginning of year	303,628,265	271,961,349

End of year(2)	$309,145,801	$303,628,265

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(391,642) in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.38	$13.51	$13.51		$13.11	$13.37

Net investment income (loss) (a)	0.03	0.00 ‡	0.04		0.03	0.07
Net realized and unrealized gain (loss) on investments	(0.83)	2.90	(0.04)		0.49	(0.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.81)	2.91	0.01		0.49	(0.23)

Less dividends:
From net investment income	(0.09)	(0.04)	(0.01)		(0.09)	(0.03)

Net asset value at end of year	$15.48	$16.38	$13.51		$13.51	$13.11

Total investment return (b)	(4.98%)	21.59%	0.05%		3.78%	(1.76%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17%	0.01%	0.28	%(c)	0.20%	0.51%
Net expenses (d)	1.32%	1.34%	1.32	%(e)	1.33%	1.34%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$59,304	$54,553	$41,891		$43,405	$45,882

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.27%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.33%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.27	$13.43	$13.47		$13.07	$13.35

Net investment income (loss) (a)	(0.03)	(0.04)	(0.01)		(0.02)	0.03
Net realized and unrealized gain (loss) on investments	(0.82)	2.87	(0.04)		0.50	(0.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.86)	2.84	(0.04)		0.45	(0.28)

Less dividends:
From net investment income	(0.03)	—	—		(0.05)	—

Net asset value at end of year	$15.38	$16.27	$13.43		$13.47	$13.07

Total investment return (b)	(5.31%)	21.15%	(0.30%)		3.43%	(2.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.19%)	(0.26%)	(0.11	%)(c)	(0.14%)	0.19%
Net expenses (d)	1.66%	1.69%	1.69	% (e)	1.68%	1.67%
Expenses (before waiver/reimbursement) (d)	1.70%	1.69%	1.69	% (e)	1.68%	1.67%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$21,679	$25,029	$31,523		$34,329	$34,377

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.70%.

16	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016		2015	2014
Net asset value at beginning of year	$14.55	$12.10	$12.23		$11.91	$12.26

Net investment income (loss) (a)	(0.14)	(0.14)	(0.10)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.72)	2.58	(0.04)		0.46	(0.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.87)	2.45	(0.13)		0.32	(0.35)

Net asset value at end of year	$13.68	$14.55	$12.10		$12.23	$11.91

Total investment return (b)	(5.98%)	20.25%	(1.06%)		2.69%	(2.85%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.95%)	(1.05%)	(0.86	%)(c)	(0.91%)	(0.57%)
Net expenses (d)	2.41%	2.44%	2.44	% (e)	2.43%	2.42%
Expenses (before waiver/reimbursement) (d)	2.44%	2.44%	2.44	% (e)	2.43%	2.42%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$4,404	$6,210	$6,991		$8,982	$11,058

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.87)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$14.56	$12.10	$12.23		$11.92	$12.26

Net investment income (loss) (a)	(0.14)	(0.14)	(0.10)		(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.73)	2.59	(0.04)		0.45	(0.24)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.03)

Total from investment operations	(0.88)	2.46	(0.13)		0.31	(0.34)

Net asset value at end of year	$13.68	$14.56	$12.10		$12.23	$11.92

Total investment return (b)	(6.04%)	20.33%	(1.06%)		2.60%	(2.77%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.93%)	(1.05%)	(0.84	%)(c)	(0.90%)	(0.57%)
Net expenses (d)	2.41%	2.44%	2.44	% (e)	2.43%	2.42%
Expenses (before waiver/reimbursement) (d)	2.44%	2.44%	2.44	% (e)	2.43%	2.42%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$6,960	$7,564	$7,850		$8,292	$8,383

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.85)%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 2.45%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.48	$13.59	$13.59		$13.19	$13.45

Net investment income (loss) (a)	0.07	0.05	0.07		0.06	0.11
Net realized and unrealized gain (loss) on investments	(0.84)	2.90	(0.04)		0.50	(0.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.78)	2.96	0.04		0.53	(0.20)

Less dividends:
From net investment income	(0.13)	(0.07)	(0.04)		(0.13)	(0.06)

Net asset value at end of year	$15.57	$16.48	$13.59		$13.59	$13.19

Total investment return (b)	(4.80%)	21.94%	0.29%		4.04%	(1.49%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.42%	0.31%	0.54	%(c)	0.46%	0.79%
Net expenses (d)	1.07%	1.09%	1.07	%(e)	1.08%	1.09%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$213,030	$205,009	$179,274		$224,307	$223,797

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.53%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.08%.

	Year ended October 31,
Class R1	2018	2017	2016		2015	2014
Net asset value at beginning of year	$16.38	$13.51	$13.51		$13.11	$13.37

Net investment income (loss) (a)	0.05	0.03	0.06		0.04	0.09
Net realized and unrealized gain (loss) on investments	(0.83)	2.89	(0.05)		0.50	(0.27)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)	0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.79)	2.93	0.02		0.51	(0.22)

Less dividends:
From net investment income	(0.11)	(0.06)	(0.02)		(0.11)	(0.04)

Net asset value at end of year	$15.48	$16.38	$13.51		$13.51	$13.11

Total investment return (b)	(4.86%)	21.78%	0.18%		3.95%	(1.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.29%	0.21%	0.41	%(c)	0.33%	0.66%
Net expenses (d)	1.17%	1.19%	1.17	%(e)	1.18%	1.19%
Portfolio turnover rate	53%	45%	33%		42%	37%
Net assets at end of year (in 000’s)	$2,109	$2,616	$2,478		$3,032	$3,597

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.40%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.18%.

18	MainStay MacKay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018		2017		2016	2015	2014
Net asset value at beginning of year	$16.42		$13.54		$13.54	$13.14	$13.40

Net investment income (loss) (a)	(0.02)		0.01		0.01	0.01	0.05
Net realized and unrealized gain (loss) on investments	(0.79)		2.88		(0.01)	0.50	(0.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01		0.00 ‡	(0.03)	(0.04)

Total from investment operations	(0.82)		2.90		0.00 ‡	0.48	(0.25)

Less dividends:
From net investment income	(0.08)		(0.02)		—	(0.08)	(0.01)

Net asset value at end of year	$15.52		$16.42		$13.54	$13.54	$13.14

Total investment return (b)	(5.06	%)(c)	21.55	%(c)	(0.07%)	3.73%	(1.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.13%)		0.06%		0.08%	0.11%	0.36%
Net expenses (d)	1.42%		1.44%		1.42%	1.43%	1.44%
Portfolio turnover rate	53%		45%		33%	42%	37%
Net assets at end of year (in 000’s)	$602		$1,201		$847	$2,313	$3,509

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2018		2017	2016		2015	2014
Net asset value at beginning of year	$16.29		$13.44	$13.48		$13.07	$13.35

Net investment income (loss) (a)	(0.04)		(0.04)	(0.01)		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(0.82)		2.88	(0.04)		0.50	(0.26)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.01	0.01		(0.03)	(0.04)

Total from investment operations	(0.87)		2.85	(0.04)		0.45	(0.28)

Less dividends:
From net investment income	(0.04)		—	—		(0.04)	—

Net asset value at end of year	$15.38		$16.29	$13.44		$13.48	$13.07

Total investment return (b)	(5.39	%)(c)	21.21%	(0.30%)		3.44%	(2.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)		(0.27%)	(0.11	%)(d)	(0.15%)	0.17%
Net expenses (e)	1.67%		1.69%	1.67	% (f)	1.68%	1.69%
Portfolio turnover rate	53%		45%	33%		42%	37%
Net assets at end of year (in 000’s)	$1,057		$1,446	$1,108		$1,204	$1,291

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been (0.12)%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.68%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay International Equity Fund (formerly known as MainStay International Equity Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares of the Fund were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the

20	MainStay MacKay International Equity Fund

“Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

21

Notes to Financial Statements (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, no foreign equity securities held by the Fund were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Fund’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Fund’s investments, as shown in the Portfolio of Investments, was determined as of October 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of October 31, 2018, the Fund did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized

22	MainStay MacKay International Equity Fund

appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the

Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund had securities on loan with a value of $7,033,733 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $7,455,236.

(J)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

23

Notes to Financial Statements (continued)

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Foreign Securities Risk.  The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC

(“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended October 31, 2018, the effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.89%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $2,964,590 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $15,314.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

24	MainStay MacKay International Equity Fund

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor

Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$2,487
Class R2	878
Class R3	1,311

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $20,710 and $11,675, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class shares, Class B and Class C shares of $1,844, $4, $3,588 and $1,004, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$39,428
Investor Class	110,409
Class B	24,653
Class C	35,641
Class I	143,564
Class R1	1,573
Class R2	558
Class R3	830

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$13,133	$(12,518)	$—	$—	$615	$4	$—	615

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$85,839,678	40.3%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$294,290,416	$22,862,248	$(23,665,120)	$(802,872)

25

Notes to Financial Statements (continued)

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$119,677	$3,076,892	$(24,973)	$(1,022,683)	$2,148,913

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The Fund utilized $35,592,840 of capital loss carryforwards during the year ended October 31, 2018.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$1,998,004	$1,059,843

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $181,574 and $168,230, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	915,766	$15,804,049
Shares issued to shareholders in reinvestment of dividends and distributions	17,877	301,222
Shares redeemed	(652,088)	(11,185,225)

Net increase (decrease) in shares outstanding before conversion	281,555	4,920,046
Shares converted into Class A (See Note 1)	235,657	4,058,475
Shares converted from Class A (See Note 1)	(16,148)	(277,043)

Net increase (decrease)	501,064	$8,701,478

Year ended October 31, 2017:
Shares sold	345,562	$5,153,486
Shares issued to shareholders in reinvestment of dividends and distributions	8,386	106,672
Shares redeemed	(877,615)	(12,554,676)

Net increase (decrease) in shares outstanding before conversion	(523,667)	(7,294,518)
Shares converted into Class A (See Note 1)	787,104	12,465,344
Shares converted from Class A (See Note 1)	(33,750)	(483,068)

Net increase (decrease)	229,687	$4,687,758

26	MainStay MacKay International Equity Fund

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	181,940	$3,114,134
Shares issued to shareholders in reinvestment of dividends and distributions	2,537	42,599
Shares redeemed	(142,385)	(2,425,059)

Net increase (decrease) in shares outstanding before conversion	42,092	731,674
Shares converted into Investor Class (See Note 1)	51,656	881,872
Shares converted from Investor Class (See Note 1)	(222,310)	(3,809,182)

Net increase (decrease)	(128,562)	$(2,195,636)

Year ended October 31, 2017:
Shares sold	173,615	$2,541,116
Shares redeemed	(274,294)	(3,908,999)

Net increase (decrease) in shares outstanding before conversion	(100,679)	(1,367,883)
Shares converted into Investor Class (See Note 1)	77,754	1,116,985
Shares converted from Investor Class (See Note 1)	(786,293)	(12,378,871)

Net increase (decrease)	(809,218)	$(12,629,769)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	19,666	$295,697
Shares redeemed	(67,685)	(1,025,420)

Net increase (decrease) in shares outstanding before conversion	(48,019)	(729,723)
Shares converted from Class B (See Note 1)	(56,653)	(865,791)

Net increase (decrease)	(104,672)	$(1,595,514)

Year ended October 31, 2017:
Shares sold	38,477	$482,874
Shares redeemed	(115,580)	(1,470,403)

Net increase (decrease) in shares outstanding before conversion	(77,103)	(987,529)
Shares converted from Class B (See Note 1)	(73,733)	(945,459)

Net increase (decrease)	(150,836)	$(1,932,988)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	106,648	$1,618,061
Shares redeemed	(117,432)	(1,776,629)

Net increase (decrease)	(10,784)	$(158,568)

Year ended October 31, 2017:
Shares sold	100,333	$1,293,338
Shares redeemed	(229,189)	(2,877,871)

Net increase (decrease)	(128,856)	$(1,584,533)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,653,814	$62,248,511
Shares issued to shareholders in reinvestment of dividends and distributions	95,420	1,614,501
Shares redeemed	(2,512,532)	(43,353,547)

Net increase (decrease) in shares outstanding before conversion	1,236,702	20,509,465
Shares converted into Class I (See Note 1)	653	11,669

Net increase (decrease)	1,237,355	$20,521,134

Year ended October 31, 2017:
Shares sold	1,946,659	$27,785,220
Shares issued to shareholders in reinvestment of dividends and distributions	73,427	936,926
Shares redeemed	(2,782,401)	(40,635,078)

Net increase (decrease) in shares outstanding before conversion	(762,315)	(11,912,932)
Shares converted into Class I (See Note 1)	16,255	225,069

Net increase (decrease)	(746,060)	$(11,687,863)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	12,744	$221,403
Shares issued to shareholders in reinvestment of dividends and distributions	1,061	17,860
Shares redeemed	(37,224)	(638,649)

Net increase (decrease)	(23,419)	$(399,386)

Year ended October 31, 2017:
Shares sold	8,744	$131,452
Shares issued to shareholders in reinvestment of dividends and distributions	787	10,000
Shares redeemed	(33,216)	(486,548)

Net increase (decrease)	(23,685)	$(345,096)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	24,226	$421,614
Shares issued to shareholders in reinvestment of dividends and distributions	102	1,720
Shares redeemed	(58,640)	(988,905)

Net increase (decrease)	(34,312)	$(565,571)

Year ended October 31, 2017:
Shares sold	56,641	$797,268
Shares issued to shareholders in reinvestment of dividends and distributions	57	731
Shares redeemed	(46,136)	(680,328)

Net increase (decrease)	10,562	$117,671

27

Notes to Financial Statements (continued)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	24,025	$415,163
Shares issued to shareholders in reinvestment of dividends and distributions	176	2,956
Shares redeemed	(44,289)	(747,589)

Net increase (decrease)	(20,088)	$(329,470)

Year ended October 31, 2017:
Shares sold	34,475	$485,555
Shares redeemed	(28,104)	(410,533)

Net increase (decrease)	6,371	$75,022

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay MacKay International Equity Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay International Equity Fund (formerly MainStay International Equity Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $2,664,317 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

In accordance with federal tax law, the Fund elected to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2018:

•	the total amount of taxes credited to foreign countries was $666,313.

•	the total amount of income sourced from foreign countries was $5,035,941.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

30	MainStay MacKay International Equity Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay MacKay International Equity Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

33

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay MacKay International Equity Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1715994 MS293-18	MSIE11-12/18 (NYLIM) NL213

MainStay MacKay Common Stock Fund (Formerly known as MainStay Common Stock Fund)

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares2 of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years or Since Inception	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/1/1998	2.13 8.07%	9.55 10.80%	11.64 12.27%	0.97 0.97%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	1.89 7.82	9.28 10.52	11.20 11.83	1.23 1.23
Class B Shares[2]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/1/1998	2.03 7.03	9.42 9.70	11.00 11.00	1.98 1.98
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9/1/1998	5.99 6.99	9.69 9.69	11.00 11.00	1.98 1.98
Class I Shares	No Sales Charge		12/28/2004	8.36	11.08	12.56	0.72
Class R3 Shares	No Sales Charge		2/29/2016	7.66	14.70	N/A	1.32

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	7.35%	11.34%	13.24%
Russell 1000® Index[5]	6.98	11.05	13.42
Morningstar Large Blend Category Average[6]	5.28	9.44	12.14

4.

The S&P 500® Index is the Fund’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Russell 1000® Index is the Fund’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MacKay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,033.40	$5.02	$1,020.27	$4.99	0.98%

Investor Class Shares	$1,000.00	$1,032.20	$6.25	$1,019.06	$6.21	1.22%

Class B Shares	$1,000.00	$1,028.20	$10.07	$1,015.28	$10.01	1.97%

Class C Shares	$1,000.00	$1,028.30	$10.07	$1,015.28	$10.01	1.97%

Class I Shares	$1,000.00	$1,034.80	$3.74	$1,021.53	$3.72	0.73%

Class R3 Shares	$1,000.00	$1,031.50	$6.81	$1,018.50	$6.77	1.33%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	7.7%
Banks	6.3
Health Care Providers & Services	6.3
Software	6.2
IT Services	6.0
Technology Hardware, Storage & Peripherals	5.7
Interactive Media & Services	5.4
Internet & Direct Marketing Retail	3.9
Pharmaceuticals	3.9
Semiconductors & Semiconductor Equipment	3.9
Insurance	3.3
Food & Staples Retailing	3.1
Specialty Retail	2.9
Multiline Retail	2.8
Biotechnology	2.4
Diversified Financial Services	2.4
Entertainment	2.3
Aerospace & Defense	2.1
Chemicals	1.8
Exchange-Traded Funds	1.8
Media	1.7
Equity Real Estate Investment Trusts	1.6
Diversified Telecommunication Services	1.5
Independent Power & Renewable Electricity Producers	1.4
Textiles, Apparel & Luxury Goods	1.3
Health Care Equipment & Supplies	1.2
Hotels, Restaurants & Leisure	1.1

Beverages	1.0%
Commercial Services & Supplies	1.0
Machinery	1.0
Capital Markets	0.9
Communications Equipment	0.9
Household Products	0.8
Airlines	0.7
Diversified Consumer Services	0.7
Trading Companies & Distributors	0.7
Electric Utilities	0.5
Consumer Finance	0.3
Electrical Equipment	0.3
Electronic Equipment, Instruments & Components	0.3
Industrial Conglomerates	0.3
Life Sciences Tools & Services	0.2
Professional Services	0.2
Food Products	0.1
Tobacco	0.1
Auto Components	0.0	‡
Building Products	0.0	‡
Energy Equipment & Services	0.0	‡
Road & Rail	0.0	‡
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Berkshire Hathaway, Inc., Class B
6.	JPMorgan Chase & Co.

7.	Exxon Mobil Corp.

8.	Facebook, Inc., Class A

9.	Johnson & Johnson

10.	SPDR S&P 500 ETF Trust

8	MainStay MacKay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, Andrew Ver Planck, CFA,1 and Mona Patni of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay MacKay Common Stock Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MacKay Common Stock Fund returned 8.36%, outperforming the 7.35% return of the Fund’s primary benchmark, the S&P 500® Index, and the 6.98% return of the Fund’s secondary benchmark, the Russell 1000® Index. Over the same period, Class I shares also outperformed the 5.28% return of the Morningstar Large Blend Category Average.2

What factors affected the Fund’s relative performance during the reporting period?

The Fund outperformed its primary benchmark, the S&P 500® Index, during the reporting period primarily because of effective stock selection in the energy and health care sectors. Allocation effects also contributed positively to the Fund’s relative performance. (Contributions take weightings and total returns into account.) The prospect of pro-business tax cuts and the easing of regulations, as well as solid corporate results, robust consumer spending and healthy labor market conditions helped drive Fund performance during the reporting period. During the reporting period, the market experienced a bumpy ride, punctuated with heightened volatility and sharp market swings. Notably, however, domestic large-cap equities outperformed domestic small-cap equities during the reporting period.

Were there any changes to the Fund during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Fund and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective February 28, 2018, the Fund was renamed MainStay MacKay Common Stock Fund. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Fund’s performance relative to the S&P 500® Index were the energy, health care and industrials sectors. During the same period, the weakest contributors to relative performance were the information technology, communication services and financials sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were consumer electronic retailer Apple, software bellwether Microsoft and e-commerce behemoth Amazon. The stocks that detracted the most from the Fund’s absolute performance were social networking site Facebook, e-commerce retailer eBay and IT service provider International Business Machines (IBM). The Fund’s positions in Facebook, eBay and IBM all remain as of the end of the reporting period.

What were some of the Fund’s largest purchases and sales during the reporting period?

Over the reporting period, the Fund’s largest initial purchase was in oil & gas exploration and production company ConocoPhillips. The Fund initiated a purchase in ConocoPhillips in November 2017, maintaining an overweight position through the remainder of the reporting period as, in our opinion, the stock remained attractive in terms of valuation while sentiment and price trend improved. The Fund also accumulated more shares of diversified global bank, Bank of America, primarily based on valuation.

The Fund sold its position in tobacco manufacturer Philip Morris International and construction and mining equipment manufacturer Caterpillar during the reporting period. In our view, the return prospect of Philip Morris declined in terms of momentum and sentiment, as the smokeless shipment growth disappointed. Both price trend and valuation readings declined for Caterpillar, causing the Fund to sell out of all the shares by May 2018.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s largest increases in sector exposures relative to the S&P 500® Index were in the communication services and financials sectors. Conversely, the Fund’s largest decreases in benchmark-relative sector exposures were in the consumer staples and materials sectors.

How was the Fund positioned at the end of the reporting period?

The Fund ended the reporting period most overweight relative to the S&P 500® Index, in the consumer discretionary and information technology sectors. The Fund was most underweight, relative to the benchmark, in the industrials and consumer staples sectors.

1.	Effective December 18, 2018, Andrew Ver Planck no longer serves as a portfolio manager of the Fund.
2.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 98.2%†
Aerospace & Defense 2.1%
Boeing Co.	8,409	$2,984,018
Huntington Ingalls Industries, Inc.	3,119	681,439
Lockheed Martin Corp.	119	34,968
Northrop Grumman Corp.	107	28,028
Raytheon Co.	3,025	529,496
Textron, Inc.	182	9,761

		4,267,710

Airlines 0.7%
United Continental Holdings, Inc. (a)	17,026	1,455,893

Auto Components 0.0%‡
Garrett Motion, Inc. (a)	250	3,792

Banks 6.3%
Bank of America Corp.	120,239	3,306,573
Citigroup, Inc.	41,168	2,694,857
Fifth Third Bancorp	23,294	628,705
JPMorgan Chase & Co.	40,921	4,461,207
Wells Fargo & Co.	27,698	1,474,365

		12,565,707

Beverages 1.0%
Coca-Cola Co.	4,127	197,601
PepsiCo., Inc.	16,553	1,860,226

		2,057,827

Biotechnology 2.4%
AbbVie, Inc.	10,128	788,465
Amgen, Inc.	6,378	1,229,614
Biogen, Inc. (a)	2,650	806,315
Celgene Corp. (a)	788	56,421
Gilead Sciences, Inc.	20,037	1,366,123
United Therapeutics Corp. (a)	5,352	593,323

		4,840,261

Building Products 0.0%‡
Resideo Technologies, Inc. (a)	754	15,875

Capital Markets 0.9%
Ameriprise Financial, Inc.	4,575	582,123
E*TRADE Financial Corp.	15,082	745,352
Evercore, Inc., Class A	6,243	509,991

		1,837,466

Chemicals 1.8%
CF Industries Holdings, Inc.	28,621	1,374,667
DowDuPont, Inc.	197	10,622
LyondellBasell Industries N.V., Class A	11,581	1,033,836
Mosaic Co.	37,849	1,171,048

		3,590,173

	Shares	Value
Commercial Services & Supplies 1.0%
Republic Services, Inc.	13,771	$1,000,876
Waste Management, Inc.	11,003	984,439

		1,985,315

Communications Equipment 0.9%
Arista Networks, Inc. (a)	423	97,438
Ciena Corp. (a)	5,926	185,247
Cisco Systems, Inc.	17,496	800,442
Juniper Networks, Inc.	24,171	707,485

		1,790,612

Consumer Finance 0.3%
Synchrony Financial	22,697	655,489

Diversified Consumer Services 0.7%
H&R Block, Inc.	52,623	1,396,614

Diversified Financial Services 2.4%
Berkshire Hathaway, Inc., Class B (a)	22,850	4,690,648

Diversified Telecommunication Services 1.5%
AT&T, Inc.	40,321	1,237,048
CenturyLink, Inc.	8,306	171,436
Verizon Communications, Inc.	27,722	1,582,649

		2,991,133

Electric Utilities 0.5%
Exelon Corp.	4,289	187,901
PG&E Corp. (a)	16,625	778,216

		966,117

Electrical Equipment 0.3%
Acuity Brands, Inc.	5,220	655,841

Electronic Equipment, Instruments & Components 0.3%
Jabil, Inc.	19,772	488,962

Energy Equipment & Services 0.0%‡
Halliburton Co.	488	16,924

Entertainment 2.3%
Cinemark Holdings, Inc.	16,403	681,873
Netflix, Inc. (a)	3,713	1,120,509
Twenty-First Century Fox, Inc.
Class A	829	37,736
Class B	23	1,039
Viacom, Inc., Class B	45,970	1,470,121
Walt Disney Co.	10,544	1,210,767

		4,522,045

10	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 1.6%
Host Hotels & Resorts, Inc.	64,358	$1,229,881
Omega Healthcare Investors, Inc.	13,263	442,321
Public Storage	6,995	1,437,263
Senior Housing Properties Trust	2,944	47,310
Simon Property Group, Inc.	295	54,139

		3,210,914

Food & Staples Retailing 3.1%
Costco Wholesale Corp.	6,400	1,463,232
Kroger Co.	40,352	1,200,875
Walgreens Boots Alliance, Inc.	12,545	1,000,715
Walmart, Inc.	25,870	2,594,244

		6,259,066

Food Products 0.1%
Tyson Foods, Inc., Class A	3,974	238,122

Health Care Equipment & Supplies 1.2%
Abbott Laboratories	14,400	992,736
ABIOMED, Inc. (a)	371	126,585
Intuitive Surgical, Inc. (a)	966	503,460
Varian Medical Systems, Inc. (a)	6,276	749,166

		2,371,947

Health Care Providers & Services 6.3%
AmerisourceBergen Corp.	2,276	200,288
Centene Corp. (a)	10,568	1,377,222
Cigna Corp.	8,769	1,874,900
CVS Health Corp.	936	67,757
Encompass Health Corp.	10,729	722,062
HCA Healthcare, Inc.	12,391	1,654,570
Humana, Inc.	5,179	1,659,403
Molina Healthcare, Inc. (a)	9,492	1,203,301
UnitedHealth Group, Inc.	10,044	2,624,999
WellCare Health Plans, Inc. (a)	4,520	1,247,475

		12,631,977

Hotels, Restaurants & Leisure 1.1%
Chipotle Mexican Grill, Inc. (a)	1,034	475,981
Darden Restaurants, Inc.	12,752	1,358,726
Starbucks Corp.	2,112	123,066
Texas Roadhouse, Inc.	5,041	304,779

		2,262,552

Household Products 0.8%
Procter & Gamble Co.	18,714	1,659,558

Independent Power & Renewable Electricity Producers 1.4%
AES Corp.	100,159	1,460,318
NRG Energy, Inc.	39,403	1,425,995

		2,886,313

	Shares	Value
Industrial Conglomerates 0.3%
Honeywell International, Inc.	4,525	$655,310

Insurance 3.3%
Aflac, Inc.	16,915	728,529
Allstate Corp.	13,050	1,249,146
First American Financial Corp.	8,822	391,080
MetLife, Inc.	13,575	559,154
Progressive Corp.	24,173	1,684,858
Prudential Financial, Inc.	9,468	887,909
Travelers Cos., Inc.	4,532	567,089
Unum Group	12,972	470,365

		6,538,130

Interactive Media & Services 5.4%
Alphabet, Inc. (a)
Class A	3,138	3,422,240
Class C	3,174	3,417,668
Facebook, Inc., Class A (a)	25,818	3,918,914

		10,758,822

Internet & Direct Marketing Retail 3.9%
Amazon.com, Inc. (a)	3,469	5,543,497
Booking Holdings, Inc. (a)	110	206,204
eBay, Inc. (a)	22,602	656,136
Expedia Group, Inc.	11,743	1,472,924

		7,878,761

IT Services 6.0%
Accenture PLC, Class A	9,092	1,433,081
Akamai Technologies, Inc. (a)	8,932	645,337
Alliance Data Systems Corp.	1,217	250,921
DXC Technology Co.	2,411	175,593
International Business Machines Corp.	15,896	1,834,875
Leidos Holdings, Inc.	120	7,774
Mastercard, Inc., Class A	7,807	1,543,210
MAXIMUS, Inc.	11,501	747,220
PayPal Holdings, Inc. (a)	9,832	827,756
Sabre Corp.	52,544	1,295,210
Teradata Corp. (a)	1,141	41,532
Visa, Inc., Class A	16,009	2,206,841
Western Union Co.	50,853	917,388

		11,926,738

Life Sciences Tools & Services 0.2%
Illumina, Inc. (a)	1,253	389,871

Machinery 1.0%
Cummins, Inc.	5,961	814,809
PACCAR, Inc.	663	37,930
Trinity Industries, Inc.	36,829	1,051,468

		1,904,207

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Media 1.7%
Comcast Corp., Class A	58,416	$2,227,986
Discovery, Inc. (a)
Class A	17,214	557,562
Class C	11,561	338,853
Omnicom Group, Inc.	2,978	221,325

		3,345,726

Multiline Retail 2.8%
Kohl’s Corp.	15,167	1,148,597
Macy’s, Inc.	41,076	1,408,496
Nordstrom, Inc.	22,039	1,449,505
Target Corp.	18,787	1,571,157

		5,577,755

Oil, Gas & Consumable Fuels 7.7%
Chevron Corp.	26,855	2,998,361
ConocoPhillips	28,730	2,008,227
Exxon Mobil Corp.	51,127	4,073,799
HollyFrontier Corp.	20,903	1,409,698
Marathon Petroleum Corp.	15,841	1,115,999
Murphy Oil Corp.	41,515	1,322,668
PBF Energy, Inc., Class A	27,957	1,170,001
Valero Energy Corp.	13,960	1,271,616

		15,370,369

Pharmaceuticals 3.9%
Allergan PLC	7,525	1,189,025
Bristol-Myers Squibb Co.	10,352	523,190
Eli Lilly & Co.	617	66,907
Johnson & Johnson	26,613	3,725,554
Merck & Co., Inc.	4,141	304,819
Mylan N.V. (a)	3,447	107,719
Pfizer, Inc.	44,162	1,901,616

		7,818,830

Professional Services 0.2%
Robert Half International, Inc.	7,515	454,883

Road & Rail 0.0%‡
Genesee & Wyoming, Inc., Class A (a)	582	46,112

Semiconductors & Semiconductor Equipment 3.9%
Broadcom, Inc.	704	157,337
Intel Corp.	69,071	3,238,049
KLA-Tencor Corp.	4,067	372,293
Micron Technology, Inc. (a)	42,145	1,589,709
NVIDIA Corp.	5,184	1,092,943
Qorvo, Inc. (a)	19,189	1,410,583

		7,860,914

	Shares	Value
Software 6.2%
Adobe, Inc. (a)	1,643	$403,784
Citrix Systems, Inc. (a)	12,931	1,325,039
LogMeIn, Inc.	1,081	93,096
Microsoft Corp.	65,406	6,986,015
Oracle Corp.	51,158	2,498,557
salesforce.com, Inc. (a)	6,248	857,475
Symantec Corp.	7,732	140,336

		12,304,302

Specialty Retail 2.9%
Advance Auto Parts, Inc.	4,000	639,040
American Eagle Outfitters, Inc.	7,797	179,799
Best Buy Co., Inc.	19,807	1,389,659
Foot Locker, Inc.	14,825	698,850
Gap, Inc.	29,516	805,787
Home Depot, Inc.	3,011	529,575
Tractor Supply Co.	2,399	220,444
Ulta Beauty, Inc. (a)	104	28,550
Williams-Sonoma, Inc.	20,942	1,243,536

		5,735,240

Technology Hardware, Storage & Peripherals 5.7%
Apple, Inc.	45,015	9,851,983
HP, Inc.	8,536	206,059
NetApp, Inc.	9,903	777,286
Seagate Technology PLC	14,286	574,726

		11,410,054

Textiles, Apparel & Luxury Goods 1.3%
Michael Kors Holdings, Ltd. (a)	21,639	1,199,017
Ralph Lauren Corp.	10,406	1,348,722

		2,547,739

Tobacco 0.1%
Altria Group, Inc.	2,257	146,795

Trading Companies & Distributors 0.7%
W.W. Grainger, Inc.	4,668	1,325,572

Total Common Stocks (Cost $176,219,066)		196,310,983

Exchange-Traded Funds 1.8%
SPDR S&P 500 ETF Trust	12,986	3,514,401

Total Exchange-Traded Funds (Cost $3,597,855)		3,514,401

12	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Short-Term Investment 0.0%‡
Affiliated Investment Company 0.0%‡
MainStay U.S. Government Liquidity Fund 2.075% (b)	66,628	$66,628

Total Short-Term Investment (Cost $66,628)		66,628

Total Investments (Cost $179,883,549)	100.0%	199,892,012
Other Assets, Less Liabilities	(0.0)‡	(6,269)
Net Assets	100.0%	$199,885,743
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$196,310,983	$—	$—	$196,310,983
Exchange-Traded Funds	3,514,401	—	—	3,514,401
Short-Term Investment
Affiliated Investment Company	66,628	—	—	66,628

Total Investments in Securities	$199,892,012	$—	$—	$199,892,012

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $179,816,921)	$199,825,384
Investment in affiliated investment companies, at value (identified cost $66,628)	66,628
Cash	48
Receivables:
Fund shares sold	142,705
Dividends	129,707
Other assets	39,800

Total assets	200,204,272

Liabilities
Payables:
Manager (See Note 3)	92,730
Fund shares redeemed	70,743
Investment securities purchased	53,605
NYLIFE Distributors (See Note 3)	35,839
Transfer agent (See Note 3)	31,494
Shareholder communication	17,097
Professional fees	6,380
Custodian	4,878
Trustees	472
Accrued expenses	5,291

Total liabilities	318,529

Net assets	$199,885,743

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$76,540
Additional paid-in capital	158,693,951

158,770,491
Total distributable earnings (loss)	41,115,252

Net assets	$199,885,743

Class A
Net assets applicable to outstanding shares	$63,955,740

Shares of beneficial interest outstanding	2,430,408

Net asset value per share outstanding	$26.31
Maximum sales charge (5.50% of offering price)	1.53

Maximum offering price per share outstanding	$27.84

Investor Class
Net assets applicable to outstanding shares	$16,579,516

Shares of beneficial interest outstanding	630,632

Net asset value per share outstanding	$26.29
Maximum sales charge (5.50% of offering price)	1.53

Maximum offering price per share outstanding	$27.82

Class B
Net assets applicable to outstanding shares	$5,855,287

Shares of beneficial interest outstanding	243,556

Net asset value and offering price per share outstanding	$24.04

Class C
Net assets applicable to outstanding shares	$14,963,744

Shares of beneficial interest outstanding	622,911

Net asset value and offering price per share outstanding	$24.02

Class I
Net assets applicable to outstanding shares	$98,394,764

Shares of beneficial interest outstanding	3,721,270

Net asset value and offering price per share outstanding	$26.44

Class R3
Net assets applicable to outstanding shares	$136,692

Shares of beneficial interest outstanding	5,223

Net asset value and offering price per share outstanding	$26.17

14	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends—Unaffiliated	$3,516,706
Dividends—Affiliated	4,217
Interest	535
Securities lending	447
Other	625

Total income	3,522,530

Expenses
Manager (See Note 3)	1,033,294
Distribution/Service—Class A (See Note 3)	152,906
Distribution/Service—Investor Class (See Note 3)	43,485
Distribution/Service—Class B (See Note 3)	63,987
Distribution/Service—Class C (See Note 3)	159,390
Distribution/Service—Class R3 (See Note 3)	584
Transfer agent (See Note 3)	188,067
Registration	102,328
Professional fees	63,117
Shareholder communication	37,365
Trustees	4,219
Custodian	3,593
Shareholder service (See Note 3)	117
Miscellaneous	15,536

Total expenses before waiver/reimbursement	1,867,988
Expense waiver/reimbursement from Manager (See Note 3)	(6,762)

Net expenses	1,861,226

Net investment income (loss)	1,661,304

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	22,973,916
Net change in unrealized appreciation (depreciation) on investments	(10,553,207)

Net realized and unrealized gain (loss) on investments	12,420,709

Net increase (decrease) in net assets resulting from operations	$14,082,013

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,661,304	$1,918,011
Net realized gain (loss) on investments	22,973,916	16,992,315
Net change in unrealized appreciation (depreciation) on investments	(10,553,207)	21,674,644

Net increase (decrease) in net assets resulting from operations	14,082,013	40,584,970

Distributions to shareholders(1):
Class A	(504,518)
Investor Class	(109,255)
Class B	—
Class C	—
Class I	(1,062,640)
Class R3	(647)

	(1,677,060)

Dividends to shareholders from net investment income:
Class A		(566,825)
Investor Class		(220,201)
Class B		(13,572)
Class C		(33,607)
Class I		(1,365,744)
Class R3		(287)

		(2,200,236)

Total dividends and distributions to shareholders	(1,677,060)	(2,200,236)

Capital share transactions:
Net proceeds from sale of shares	59,074,323	24,691,224
Net asset value of shares issued to shareholders in reinvestment of dividends	1,632,738	2,141,327
Cost of shares redeemed	(62,972,216)	(51,194,803)

Increase (decrease) in net assets derived from capital share transactions	(2,265,155)	(24,362,252)

Net increase (decrease) in net assets	10,139,798	14,022,482

Net Assets
Beginning of year	189,745,945	175,723,463

End of year(2)	$199,885,743	$189,745,945

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $1,518,583 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

16	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016		2015	2014
Net asset value at beginning of year	$24.56	$19.95	$20.20		$19.39	$16.59

Net investment income (loss) (a)	0.24	0.23	0.25		0.20	0.18
Net realized and unrealized gain (loss) on investments	1.74	4.63	(0.28)		0.76	2.83

Total from investment operations	1.98	4.86	(0.03)		0.96	3.01

Less dividends:
From net investment income	(0.23)	(0.25)	(0.22)		(0.15)	(0.21)

Net asset value at end of year	$26.31	$24.56	$19.95		$20.20	$19.39

Total investment return (b)	8.07%	24.59%	(0.13%)		4.95%	18.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.90%	1.05%	1.29	% (c)	1.01%	0.98%
Net expenses (d)	0.97%	0.96%	0.95	% (e)	0.96%	1.00%
Portfolio turnover rate	137%	134%	164%		158%	165%
Net assets at end of year (in 000’s)	$63,956	$53,909	$42,928		$52,985	$34,139

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.28%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended October 31,
Investor Class	2018	2017	2016		2015	2014
Net asset value at beginning of year	$24.53	$19.93	$20.19		$19.38	$16.58

Net investment income (loss) (a)	0.18	0.18	0.21		0.16	0.13
Net realized and unrealized gain (loss) on investments	1.74	4.62	(0.29)		0.76	2.82

Total from investment operations	1.92	4.80	(0.08)		0.92	2.95

Less dividends:
From net investment income	(0.16)	(0.20)	(0.18)		(0.11)	(0.15)

Net asset value at end of year	$26.29	$24.53	$19.93		$20.19	$19.38

Total investment return (b)	7.82%	24.25%	(0.39%)		4.77%	17.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68%	0.83%	1.05	% (c)	0.82%	0.71%
Net expenses (d)	1.21%	1.22%	1.20	% (e)	1.17%	1.28%
Expenses (before waiver/reimbursement) (d)	1.23%	1.22%	1.20	% (e)	1.17%	1.28%
Portfolio turnover rate	137%	134%	164%		158%	165%
Net assets at end of year (in 000’s)	$16,580	$17,216	$21,880		$22,939	$20,856

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.04%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017	2016		2015	2014
Net asset value at beginning of year	$22.46	$18.25	$18.49		$17.81	$15.27

Net investment income (loss) (a)	(0.02)	0.01	0.05		0.02	(0.00)‡
Net realized and unrealized gain (loss) on investments	1.60	4.24	(0.26)		0.69	2.59

Total from investment operations	1.58	4.25	(0.21)		0.71	2.59

Less dividends:
From net investment income	—	(0.04)	(0.03)		(0.03)	(0.05)

Net asset value at end of year	$24.04	$22.46	$18.25		$18.49	$17.81

Total investment return (b)	7.03%	23.31%	(1.12%)		4.01%	17.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.07%)	0.06%	0.30	% (c)	0.09%	(0.03%)
Net expenses (d)	1.96%	1.97%	1.95	% (e)	1.92%	2.03%
Expenses (before waiver/reimbursement) (d)	1.98%	1.97%	1.95	% (e)	1.92%	2.03%
Portfolio turnover rate	137%	134%	164%		158%	165%
Net assets at end of year (in 000’s)	$5,855	$6,635	$6,604		$6,816	$7,240

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.29%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

	Year ended October 31,
Class C	2018	2017	2016		2015	2014
Net asset value at beginning of year	$22.45	$18.24	$18.48		$17.80	$15.26

Net investment income (loss) (a)	(0.02)	0.01	0.06		0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.59	4.24	(0.27)		0.70	2.61

Total from investment operations	1.57	4.25	(0.21)		0.71	2.59

Less dividends:
From net investment income	—	(0.04)	(0.03)		(0.03)	(0.05)

Net asset value at end of year	$24.02	$22.45	$18.24		$18.48	$17.80

Total investment return (b)	6.99%	23.33%	(1.12%)		4.01%	17.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.08%)	0.06%	0.34	% (c)	0.06%	(0.10%)
Net expenses (d)	1.96%	1.97%	1.95	% (e)	1.92%	2.03%
Expenses (before waiver/reimbursement) (d)	1.98%	1.97%	1.95	% (e)	1.92%	2.03%
Portfolio turnover rate	137%	134%	164%		158%	165%
Net assets at end of year (in 000’s)	$14,964	$15,459	$16,509		$25,775	$16,536

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.33%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.96%.

18	MainStay MacKay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017	2016		2015	2014
Net asset value at beginning of year	$24.67	$20.04	$20.29		$19.45	$16.64

Net investment income (loss) (a)	0.31	0.29	0.31		0.26	0.22
Net realized and unrealized gain (loss) on investments	1.74	4.65	(0.29)		0.76	2.83

Total from investment operations	2.05	4.94	0.02		1.02	3.05

Less dividends:
From net investment income	(0.28)	(0.31)	(0.27)		(0.18)	(0.24)

Net asset value at end of year	$26.44	$24.67	$20.04		$20.29	$19.45

Total investment return (b)	8.36%	24.89%	0.12%		5.26%	18.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	1.31%	1.55	%(c)	1.30%	1.24%
Net expenses (d)	0.71%	0.71%	0.70	%(e)	0.71%	0.75%
Portfolio turnover rate	137%	134%	164%		158%	165%
Net assets at end of year (in 000’s)	$98,395	$96,441	$87,774		$91,561	$108,343

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.54%.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.71%.

	Year ended October 31,		February 29, 2016 * through October 31,
Class R3	2018	2017	2016
Net asset value at beginning of period	$24.48	$19.90	$18.44

Net investment income (loss) (a)	0.14	0.13	0.10
Net realized and unrealized gain (loss) on investments	1.73	4.65	1.36

Total from investment operations	1.87	4.78	1.46

Less dividends:
From net investment income	(0.18)	(0.20)	—

Net asset value at end of period	$26.17	$24.48	$19.90

Total investment return (b)	7.66%	24.17%	7.92	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.52%	0.60%	0.74	%††(d)
Net expenses (e)	1.32%	1.31%	1.31	%††(f)
Portfolio turnover rate	137%	134%	164%
Net assets at end of period (in 000’s)	$137	$86	$29

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.73%.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.32%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MacKay Common Stock Fund (formerly known as MainStay Common Stock Fund) (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has nine classes of shares registered for sale. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Investor Class shares commenced operations on February 28, 2008. Class R3 shares commenced operations on February 29, 2016. Class R2, Class R6 and Class T shares were registered for sale effective as of December 14, 2007 (for Class R2 shares) and February 28, 2017 (for Class R6 and Class T shares). As of October 31, 2018, Class R2, Class R6 and Class T shares were not yet offered for sale.

Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I and Class R3 shares are offered at NAV without a sales charge. Class R2 and Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Funds’ prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment

20	MainStay MacKay Common Stock Fund

Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities, including shares of exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last

21

Notes to Financial Statements (continued)

quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may increase the costs of investing in ETFs and mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis

22	MainStay MacKay Common Stock Fund

to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(J)  Large Transaction Risks.  From time to time, the Fund may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Fund’s transaction costs. The Fund has adopted procedures designed to mitigate the negative impacts of such large transactions, but there can be no assurance that these procedures will be effective.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. The Fund’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the year ended October 31, 2018, the effective management fee rate was 0.55%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $1,033,294 and voluntarily

23

Notes to Financial Statements (continued)

waived and/or reimbursed certain class specific expenses in the amount of $6,762.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R3	$117

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $21,389 and $13,410, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $468, $6,188 and $1,076, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$27,505
Investor Class	53,367
Class B	19,642
Class C	48,905
Class I	38,595
Class R3	53

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$33,641	$(33,574)	$—	$—	$67	$4	$—	67

24	MainStay MacKay Common Stock Fund

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class R3	$36,065	26.4%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$181,003,377	$23,445,810	$(4,557,175)	$18,888,635

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$7,939,835	$14,286,782	$—	$18,888,635	$41,115,252

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(2,957,197)	$2,957,197

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$1,677,060	$2,200,236

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $257,265 and $259,685, respectively.

25

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	567,715	$14,915,276
Shares issued to shareholders in reinvestment of dividends and distributions	19,112	488,895
Shares redeemed	(490,183)	(12,797,701)

Net increase (decrease) in shares outstanding before conversion	96,644	2,606,470
Shares converted into Class A (See Note 1)	152,900	4,063,461
Shares converted from Class A (See Note 1)	(14,162)	(374,984)

Net increase (decrease)	235,382	$6,294,947

Year ended October 31, 2017:
Shares sold	393,517	$8,513,051
Shares issued to shareholders in reinvestment of dividends and distributions	25,363	534,139
Shares redeemed	(717,930)	(15,610,015)

Net increase (decrease) in shares outstanding before conversion	(299,050)	(6,562,825)
Shares converted into Class A (See Note 1)	456,429	10,647,626
Shares converted from Class A (See Note 1)	(113,732)	(2,425,120)

Net increase (decrease)	43,647	$1,659,681

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	103,313	$2,733,830
Shares issued to shareholders in reinvestment of dividends and distributions	3,927	100,577
Shares redeemed	(66,844)	(1,765,739)

Net increase (decrease) in shares outstanding before conversion	40,396	1,068,668
Shares converted into Investor Class (See Note 1)	29,664	788,176
Shares converted from Investor Class (See Note 1)	(141,244)	(3,754,085)

Net increase (decrease)	(71,184)	$(1,897,241)

Year ended October 31, 2017:
Shares sold	110,568	$2,444,395
Shares issued to shareholders in reinvestment of dividends and distributions	10,399	219,211
Shares redeemed	(116,386)	(2,567,501)

Net increase (decrease) in shares outstanding before conversion	4,581	96,105
Shares converted into Investor Class (See Note 1)	50,589	1,124,737
Shares converted from Investor Class (See Note 1)	(451,184)	(10,522,222)

Net increase (decrease)	(396,014)	$(9,301,380)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	17,385	$425,028
Shares redeemed	(39,619)	(950,724)

Net increase (decrease) in shares outstanding before conversion	(22,234)	(525,696)
Shares converted from Class B (See Note 1)	(29,591)	(722,568)

Net increase (decrease)	(51,825)	$(1,248,264)

Class B	Shares	Amount
Year ended October 31, 2017:
Shares sold	42,927	$843,620
Shares issued to shareholders in reinvestment of dividends and distributions	670	13,018
Shares redeemed	(60,581)	(1,223,993)

Net increase (decrease) in shares outstanding before conversion	(16,984)	(367,355)
Shares converted from Class B (See Note 1)	(49,518)	(1,012,159)

Net increase (decrease)	(66,502)	$(1,379,514)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	87,450	$2,084,523
Shares redeemed	(153,217)	(3,697,525)

Net increase (decrease)	(65,767)	$(1,613,002)

Year ended October 31, 2017:
Shares sold	128,887	$2,555,519
Shares issued to shareholders in reinvestment of dividends and distributions	1,201	23,317
Shares redeemed	(346,562)	(6,966,498)

Net increase (decrease)	(216,474)	$(4,387,662)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,421,800	$38,823,618
Shares issued to shareholders in reinvestment of dividends and distributions	40,660	1,042,924
Shares redeemed	(1,650,017)	(43,712,786)

Net increase (decrease)	(187,557)	$(3,846,244)

Year ended October 31, 2017:
Shares sold	469,078	$10,275,846
Shares issued to shareholders in reinvestment of dividends and distributions	64,045	1,351,355
Shares redeemed	(1,106,144)	(24,817,068)

Net increase (decrease) in shares outstanding before conversion	(573,021)	(13,189,867)
Shares converted into Class I (See Note 1)	102,691	2,187,138

Net increase (decrease)	(470,330)	$(11,002,729)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,394	$92,048
Shares issued to shareholders in reinvestment of dividends and distributions	13	342
Shares redeemed	(1,694)	(47,741)

Net increase (decrease)	1,713	$44,649

Year ended October 31, 2017:
Shares sold	2,509	$58,793
Shares issued to shareholders in reinvestment of dividends and distributions	13	287
Shares redeemed	(445)	(9,728)

Net increase (decrease)	2,077	$49,352

26	MainStay MacKay Common Stock Fund

Note 10–Litigation

The Fund has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Fund, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Fund is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above.

The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay MacKay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset value.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MacKay Common Stock Fund (formerly MainStay Common Stock Fund) (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

28	MainStay MacKay Common Stock Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2018, the Fund designated approximately $1,585,199 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 94.47% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay MacKay Common Stock Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

32	MainStay MacKay Common Stock Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1716826 MS293-18	MSCS11-12/18 (NYLIM) NL219

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

(With sales charges)

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	7/1/1995	6.18 12.36%	10.59 11.85%	13.68 14.32%	1.00 1.00%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	6.02 12.19	10.50 11.76	13.55 14.19	1.07 1.07
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	4/1/2005	6.81 11.42	10.74 10.97	13.37 13.37	1.82 1.82
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4/1/2005	10.50 11.42	10.94 10.94	13.35 13.35	1.82 1.82
Class I Shares	No Sales Charge		4/1/2005	12.65	12.14	14.62	0.75
Class R1 Shares	No Sales Charge		4/1/2005	12.46	12.03	14.49	0.85
Class R2 Shares	No Sales Charge		4/1/2005	12.29	11.76	14.21	1.10
Class R3 Shares	No Sales Charge		4/28/2006	11.97	11.47	13.92	1.35
Class R6 Shares	No Sales Charge		6/17/2013	12.72	12.25	14.15	0.63

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	10.71%	13.43%	15.45%
S&P 500® Index[5]	7.35	11.34	13.24
Morningstar Large Growth Category Average[6]	8.70	11.05	13.73

4.

The Russell 1000® Growth Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock-

market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these portfolios focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,023.70	$4.95	$1,020.32	$4.94	0.97%

Investor Class Shares	$1,000.00	$1,022.90	$5.40	$1,019.86	$5.40	1.06%

Class B Shares	$1,000.00	$1,019.70	$9.21	$1,016.08	$9.20	1.81%

Class C Shares	$1,000.00	$1,019.80	$9.21	$1,016.08	$9.20	1.81%

Class I Shares	$1,000.00	$1,025.90	$3.68	$1,021.58	$3.67	0.72%

Class R1 Shares	$1,000.00	$1,024.60	$4.18	$1,021.07	$4.18	0.82%

Class R2 Shares	$1,000.00	$1,023.80	$5.46	$1,019.81	$5.45	1.07%

Class R3 Shares	$1,000.00	$1,021.70	$6.73	$1,018.55	$6.72	1.32%

Class R6 Shares	$1,000.00	$1,025.70	$3.22	$1,022.03	$3.21	0.63%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

IT Services	17.3%
Software	15.2
Interactive Media & Services	8.2
Internet & Direct Marketing Retail	7.5
Aerospace & Defense	5.7
Health Care Equipment & Supplies	5.4
Life Sciences Tools & Services	4.5
Health Care Providers & Services	4.1
Semiconductors & Semiconductor Equipment	4.1
Capital Markets	3.9
Chemicals	3.0
Equity Real Estate Investment Trusts	2.6
Pharmaceuticals	2.4
Specialty Retail	2.3

Textiles, Apparel & Luxury Goods	2.3%
Entertainment	2.2
Automobiles	1.5
Industrial Conglomerates	1.5
Road & Rail	1.5
Machinery	1.2
Health Care Technology	1.1
Professional Services	1.0
Banks	0.8
Building Products	0.0 ‡
Short-Term Investment	1.7
Other Assets, Less Liabilities	–1.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund’s Portfolio is subject to change.

‡ Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Alphabet, Inc.

3.	Amazon.com, Inc.

4.	Visa, Inc., Class A

5.	UnitedHealth Group, Inc.

  6. salesforce.com, Inc.

7.	PayPal Holdings, Inc.

8.	Adobe, Inc.

9.	Mastercard, Inc., Class A

10.	American Tower Corp.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay Large Cap Growth Fund returned 12.65%, outperforming the 10.71% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares outperformed the 7.35% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 8.70% return of the Morningstar Large Growth Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

The Fund solidly outperformed the Russell 1000® Growth Index during the reporting period as the effects of security selection and sector allocation both contributed positively to relative performance. (Contributions take weightings and total returns into account.) Of these two factors, the effect of security selection was more substantial. Security selection was especially strong in the health care and information technology sectors. On the other hand, security selection was weakest in the consumer discretionary and communication services sectors.

During the reporting period, the Fund’s relative outperformance was broad-based, as eight of eleven sectors contributed positively to the Fund’s performance relative to the Russell 1000® Growth Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The information technology and health care sectors were the strongest positive contributors to the Fund’s relative performance during the reporting period. The consumer discretionary and communication services sectors, on the other hand, were the most substantial detractors from the Fund’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period were

e-commerce and cloud computing company Amazon.com and multinational technology company Microsoft.

The stocks that detracted the most from the Fund’s absolute performance during the reporting period were semiconductor equipment and services company Applied Materials and video game company Electronic Arts. The Fund sold its position in Applied Materials during the reporting period but continued to hold a position in Electronic Arts.

What were some of the Fund’s largest purchases and sales during the reporting period?

During the reporting period, the Fund’s largest new purchases included positions in home improvement retailer Lowe’s and global aircraft manufacturer Boeing. The Fund’s largest sales during the reporting period included shares of social media company Facebook and multinational technology company Apple.

How did the Fund’s sector weightings change during the reporting period?

The sector weightings that saw the largest increases during the reporting period were the newly created communication services sector, which rose from 0% to 10% of net assets, and the industrials sector, which increased from 9% to 11% of net assets.

The sector weightings that decreased the most during the reporting period were the information technology sector, which decreased from 49% to 37% of net assets, and the consumer discretionary sector, which declined from 17% to 14% of net assets.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2018, the Fund’s exposure across Winslow Capital Management’s proprietary three types of growth was as follows: 40% consistent growth (companies that have greater earnings-per-share growth than the market and are demonstrably not cyclical), 36% dynamic growth (companies that have dynamic positions with superior competitive advantages and that generate revenue growth at or above 10%) and 23% cyclical growth (companies that have exposure to product, industry, regulatory or economic cycles and have prospects for superior earnings growth in the coming 24 months).

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

9

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 99.3%†
Aerospace & Defense 5.7%
Boeing Co.	791,600	$280,907,176
Northrop Grumman Corp.	709,500	185,853,525
Raytheon Co.	1,121,700	196,342,368

		663,103,069

Automobiles 1.5%
Ferrari N.V.	1,481,100	173,451,621

Banks 0.8%
JPMorgan Chase & Co.	819,900	89,385,498

Building Products 0.0%‡
Resideo Technologies, Inc. (a)	17	351

Capital Markets 3.9%
Intercontinental Exchange, Inc.	3,091,000	238,130,640
Moody’s Corp.	1,461,650	212,640,842

		450,771,482

Chemicals 3.0%
Linde PLC	1,242,200	205,546,834
Sherwin-Williams Co.	351,975	138,491,603

		344,038,437

Entertainment 2.2%
Electronic Arts, Inc. (a)	1,558,550	141,796,879
Netflix, Inc. (a)	390,800	117,935,624

		259,732,503

Equity Real Estate Investment Trusts 2.6%
American Tower Corp.	1,936,950	301,796,180

Health Care Equipment & Supplies 5.4%
Abbott Laboratories	2,186,700	150,751,098
Align Technology, Inc. (a)	575,000	127,190,000
Becton Dickinson & Co.	676,050	155,829,525
Stryker Corp.	1,173,000	190,284,060

		624,054,683

Health Care Providers & Services 4.1%
UnitedHealth Group, Inc.	1,800,950	470,678,283

Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	1,397,800	127,689,030

Industrial Conglomerates 1.5%
Honeywell International, Inc.	1,194,900	173,045,418

	Shares	Value
Interactive Media & Services 8.2%
Alphabet, Inc. (a)
Class A	330,080	$359,978,646
Class C	334,331	359,997,591
Facebook, Inc., Class A (a)	1,502,500	228,064,475

		948,040,712

Internet & Direct Marketing Retail 7.5%
Amazon.com, Inc. (a)	373,440	596,760,855
Booking Holdings, Inc. (a)	60,740	113,861,989
Expedia Group, Inc.	1,233,200	154,680,276

		865,303,120

IT Services 17.3%
Automatic Data Processing, Inc.	1,296,900	186,857,352
Fidelity National Information Services, Inc.	1,397,150	145,443,315
Fiserv, Inc. (a)	2,006,400	159,107,520
GoDaddy, Inc., Class A (a)	2,583,900	189,063,963
Mastercard, Inc., Class A	1,555,850	307,544,870
Pagseguro Digital, Ltd., Class A (a)	4,381,200	118,248,588
PayPal Holdings, Inc. (a)	3,938,150	331,552,848
Visa, Inc., Class A	4,042,650	557,279,302

		1,995,097,758

Life Sciences Tools & Services 4.5%
Agilent Technologies, Inc.	1,777,400	115,157,746
Illumina, Inc. (a)	600,400	186,814,460
Thermo Fisher Scientific, Inc.	923,500	215,775,775

		517,747,981

Machinery 1.2%
Fortive Corp.	1,832,100	136,033,425

Pharmaceuticals 2.4%
Bristol-Myers Squibb Co.	2,379,800	120,275,092
Zoetis, Inc.	1,792,300	161,575,845

		281,850,937

Professional Services 1.0%
CoStar Group, Inc. (a)	320,410	115,802,582

Road & Rail 1.5%
Union Pacific Corp.	1,175,700	171,910,854

Semiconductors & Semiconductor Equipment 4.1%
ASML Holding N.V., Registered	644,750	111,129,110
NVIDIA Corp.	754,300	159,029,069
Xilinx, Inc.	2,414,600	206,134,402

		476,292,581

10	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Software 15.2%
Adobe, Inc. (a)	1,326,800	$326,074,368
Intuit, Inc.	784,150	165,455,650
Microsoft Corp.	7,711,900	823,708,039
salesforce.com, Inc. (a)	3,186,350	437,294,674

		1,752,532,731

Specialty Retail 2.3%
Lowe’s Cos., Inc.	2,728,300	259,788,726

Textiles, Apparel & Luxury Goods 2.3%
NIKE, Inc., Class B	3,589,600	269,363,584

Total Common Stocks (Cost $7,104,287,164)		11,467,511,546

	Shares	Value
Short-Term Investment 1.7%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 2.075% (b)(c)	199,452,051	$199,452,051

Total Affiliated Investment Company (Cost $199,452,051)		199,452,051

Total Short-Term Investment (Cost $199,452,051)		199,452,051

Total Investments (Cost $7,303,739,215)	101.0%	11,666,963,597
Other Assets, Less Liabilities	(1.0)	(116,342,828)
Net Assets	100.0%	$11,550,620,769

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

(c)	As of October 31, 2018, the Fund’s ownership exceeds 5% of the outstanding shares of the Underlying Fund’s share class.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$11,467,511,546	$—	$—	$11,467,511,546
Short-Term Investment
Affiliated Investment Company	199,452,051	—	—	199,452,051

Total Investments in Securities	$11,666,963,597	$—	$—	$11,666,963,597

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $7,104,287,164)	$11,467,511,546
Investment in affiliated investment companies, at value (identified cost $199,452,051)	199,452,051
Cash	323
Receivables:
Investment securities sold	182,105,317
Fund shares sold	8,667,565
Dividends	4,583,334
Other assets	106,723

Total assets	11,862,426,859

Liabilities
Payables:
Investment securities purchased	254,837,745
Fund shares redeemed	47,847,020
Manager (See Note 3)	6,475,848
Transfer agent (See Note 3)	1,564,339
NYLIFE Distributors (See Note 3)	543,488
Shareholder communication	182,237
Professional fees	146,866
Custodian	92,327
Trustees	31,646
Accrued expenses	84,574

Total liabilities	311,806,090

Net assets	$11,550,620,769

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$10,986,739
Additional paid-in capital	5,227,240,254

5,238,226,993
Total distributable earnings (loss)	6,312,393,776

Net assets	$11,550,620,769

Class A
Net assets applicable to outstanding shares	$1,092,961,691

Shares of beneficial interest outstanding	109,885,499

Net asset value per share outstanding	$9.95
Maximum sales charge (5.50% of offering price)	0.58

Maximum offering price per share outstanding	$10.53

Investor Class
Net assets applicable to outstanding shares	$103,987,304

Shares of beneficial interest outstanding	10,600,647

Net asset value per share outstanding	$9.81
Maximum sales charge (5.50% of offering price)	0.57

Maximum offering price per share outstanding	$10.38

Class B
Net assets applicable to outstanding shares	$25,685,043

Shares of beneficial interest outstanding	3,108,457

Net asset value and offering price per share outstanding	$8.26

Class C
Net assets applicable to outstanding shares	$197,230,850

Shares of beneficial interest outstanding	23,915,602

Net asset value and offering price per share outstanding	$8.25

Class I
Net assets applicable to outstanding shares	$6,275,779,626

Shares of beneficial interest outstanding	586,944,690

Net asset value and offering price per share outstanding	$10.69

Class R1
Net assets applicable to outstanding shares	$1,102,422,936

Shares of beneficial interest outstanding	105,723,889

Net asset value and offering price per share outstanding	$10.43

Class R2
Net assets applicable to outstanding shares	$227,298,385

Shares of beneficial interest outstanding	22,952,414

Net asset value and offering price per share outstanding	$9.90

Class R3
Net assets applicable to outstanding shares	$61,850,043

Shares of beneficial interest outstanding	6,574,543

Net asset value and offering price per share outstanding	$9.41

Class R6
Net assets applicable to outstanding shares	$2,463,404,891

Shares of beneficial interest outstanding	228,968,167

Net asset value and offering price per share outstanding	$10.76

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Unaffiliated dividends (a)	$93,897,142
Dividend distributions from affiliated investment companies	536,013
Interest	295,583
Other	40,277

Total income	94,769,015

Expenses
Manager (See Note 3)	76,819,889
Transfer agent (See Note 3)	9,348,848
Distribution/Service—Class A (See Note 3)	2,374,287
Distribution/Service—Investor Class (See Note 3)	278,846
Distribution/Service—Class B (See Note 3)	302,126
Distribution/Service—Class C (See Note 3)	2,192,237
Distribution/Service—Class R2 (See Note 3)	693,871
Distribution/Service—Class R3 (See Note 3)	345,672
Shareholder service (See Note 3)	1,837,625
Professional fees	679,646
Shareholder communication	463,759
Trustees	279,937
Registration	214,131
Custodian	168,876
Miscellaneous	424,596

Total expenses before waiver/reimbursement	96,424,346
Expense waiver/reimbursement from Manager (See Note 3)	(374,784)

Net expenses	96,049,562

Net investment income (loss)	(1,280,547)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	2,288,400,255
Net change in unrealized appreciation (depreciation) on investments	(810,084,748)

Net realized and unrealized gain (loss) on investments	1,478,315,507

Net increase (decrease) in net assets resulting from operations	$1,477,034,960

(a)	Dividends recorded net of foreign withholding taxes in the amount of $444,736.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,280,547)	$7,219,818
Net realized gain (loss) on investments	2,288,400,255	2,125,171,899
Net change in unrealized appreciation (depreciation) on investments	(810,084,748)	1,093,100,385

Net increase (decrease) in net assets resulting from operations	1,477,034,960	3,225,492,102

Distributions to shareholders(1):
Class A	(129,538,086)
Investor Class	(16,387,495)
Class B	(5,472,548)
Class C	(38,578,584)
Class I	(948,232,853)
Class R1	(224,360,524)
Class R2	(45,003,587)
Class R3	(12,069,586)
Class R6	(294,234,482)

	(1,713,877,745)

Distributions to shareholders from net realized gain on investments:
Class A		(97,685,398)
Investor Class		(19,306,165)
Class B		(4,699,003)
Class C		(37,641,042)
Class I		(952,688,820)
Class R1		(180,061,866)
Class R2		(43,793,657)
Class R3		(10,344,534)
Class R6		(180,099,811)

		(1,526,320,296)

Total distributions to shareholders	(1,713,877,745)	(1,526,320,296)

Capital share transactions:
Net proceeds from sale of shares	2,653,181,595	2,399,225,432
Net asset value of shares issued to shareholders in reinvestment of distributions	1,568,090,662	1,231,556,918
Cost of shares redeemed	(4,616,519,806)	(7,343,872,524)

Increase (decrease) in net assets derived from capital share transactions	(395,247,549)	(3,713,090,174)

Net increase (decrease) in net assets	(632,090,334)	(2,013,918,368)

	2018	2017
Net Assets
Beginning of year	12,182,711,103	14,196,629,471

End of year(2)	$11,550,620,769	$12,182,711,103

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $7,443,041 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.41	$9.17	$10.68	$10.91	$9.98

Net investment income (loss) (a)	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	1.12	2.31	(0.23)	0.85	1.45

Total from investment operations	1.10	2.30	(0.24)	0.83	1.43

Less dividends and distributions:
From net investment income	(0.00)‡	—	—	—	—
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$9.95	$10.41	$9.17	$10.68	$10.91

Total investment return (b)	12.36%	28.54%	(2.44%)	8.10%	14.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	(0.15%)	(0.13%)	(0.23%)	(0.22%)
Net expenses (c)	0.97%	1.00%	0.99%	0.99%	0.99%
Expenses (before waiver/reimbursement) (c)	0.98%	1.00%	1.00%	0.99%	0.99%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$1,092,962	$960,123	$882,021	$1,202,852	$1,304,641

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Investor Class	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.30	$9.09	$10.61	$10.84	$9.93

Net investment income (loss) (a)	(0.03)	(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.10	2.29	(0.23)	0.86	1.44

Total from investment operations	1.07	2.27	(0.25)	0.83	1.41

Less dividends and distributions:
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$9.81	$10.30	$9.09	$10.61	$10.84

Total investment return (b)	12.19%	28.45%	(2.57%)	8.16%	14.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.30%)	(0.19%)	(0.19%)	(0.28%)	(0.28%)
Net expenses (c)	1.06%	1.07%	1.05%	1.04%	1.04%
Expenses (before waiver/reimbursement) (c)	1.07%	1.07%	1.06%	1.04%	1.04%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$103,987	$108,078	$167,631	$180,154	$199,826

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018		2017	2016	2015	2014
Net asset value at beginning of year	$8.98		$8.11	$9.67	$10.04	$9.29

Net investment income (loss) (a)	(0.09)		(0.08)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.93		2.01	(0.21)	0.79	1.35

Total from investment operations	0.84		1.93	(0.29)	0.69	1.25

Less dividends and distributions:
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$8.26		$8.98	$8.11	$9.67	$10.04

Total investment return (b)	11.28	%(c)	27.61%	(3.32%)	7.34%	14.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.04%)		(0.96%)	(0.94%)	(1.03%)	(1.02%)
Net expenses (d)	1.81%		1.82%	1.80%	1.79%	1.79%
Expenses (before waiver/reimbursement) (d)	1.82%		1.82%	1.81%	1.79%	1.79%
Portfolio turnover rate	52%		61%	84%	66%	67%
Net assets at end of year (in 000’s)	$25,685		$31,793	$36,549	$47,779	$52,737

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class C	2018	2017	2016	2015	2014
Net asset value at beginning of year	$8.96	$8.10	$9.66	$10.03	$9.29

Net investment income (loss) (a)	(0.09)	(0.08)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.94	2.00	(0.21)	0.79	1.34

Total from investment operations	0.85	1.92	(0.29)	0.69	1.24

Less distributions:
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$8.25	$8.96	$8.10	$9.66	$10.03

Total investment return (b)	11.42%	27.51%	(3.31%)	7.35%	13.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05%)	(0.96%)	(0.94%)	(1.04%)	(1.02%)
Net expenses (c)	1.81%	1.82%	1.80%	1.79%	1.79%
Expenses (before waiver/reimbursement) (c)	1.82%	1.82%	1.81%	1.79%	1.79%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$197,231	$229,283	$306,409	$408,078	$402,714

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018		2017	2016	2015	2014
Net asset value at beginning of year	$11.06		$9.65	$11.15	$11.32	$10.31

Net investment income (loss) (a)	0.00	‡	0.01	0.01	0.00 ‡	0.00 ‡
Net realized and unrealized gain (loss) on investments	1.20		2.46	(0.24)	0.89	1.51

Total from investment operations	1.20		2.47	(0.23)	0.89	1.51

Less dividends and distributions:
From net investment income	(0.01)		—	—	—	—
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.57)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$10.69		$11.06	$9.65	$11.15	$11.32

Total investment return (b)	12.54	%(c)	28.92%	(2.23%)	8.36%	15.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04%		0.12%	0.12%	0.02%	0.02%
Net expenses (d)	0.72%		0.75%	0.74%	0.74%	0.74%
Expenses (before waiver/reimbursement) (d)	0.73%		0.75%	0.75%	0.74%	0.74%
Portfolio turnover rate	52%		61%	84%	66%	67%
Net assets at end of year (in 000’s)	$6,275,780		$6,752,754	$8,994,997	$12,150,253	$14,361,006

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R1	2018	2017	2016	2015	2014
Net asset value at beginning of year	$10.83	$9.48	$10.99	$11.17	$10.19

Net investment income (loss) (a)	(0.01)	0.00 ‡	0.00 ‡	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.17	2.41	(0.24)	0.89	1.49

Total from investment operations	1.16	2.41	(0.24)	0.88	1.48

Less distributions:
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$10.43	$10.83	$9.48	$10.99	$11.17

Total investment return (b)	12.46%	28.79%	(2.37%)	8.39%	15.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.06%)	0.01%	0.02%	(0.08%)	(0.08%)
Net expenses (c)	0.82%	0.85%	0.84%	0.84%	0.84%
Expenses (before waiver/reimbursement) (c)	0.83%	0.85%	0.85%	0.84%	0.84%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$1,102,423	$1,596,638	$1,636,560	$1,952,248	$2,225,940

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018		2017	2016	2015	2014
Net asset value at beginning of year	$10.38		$9.15	$10.68	$10.92	$9.99

Net investment income (loss) (a)	(0.03)		(0.02)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	1.11		2.31	(0.24)	0.85	1.46

Total from investment operations	1.08		2.29	(0.26)	0.82	1.43

Less dividends and distributions:
From net realized gain on investments	(1.56)		(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$9.90		$10.38	$9.15	$10.68	$10.92

Total investment return (b)	12.17	%(c)	28.49%	(2.66%)	8.00%	14.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.31%)		(0.24%)	(0.23%)	(0.32%)	(0.33%)
Net expenses (d)	1.07%		1.10%	1.09%	1.09%	1.09%
Expenses (before waiver/reimbursement) (d)	1.08%		1.10%	1.10%	1.09%	1.09%
Portfolio turnover rate	52%		61%	84%	66%	67%
Net assets at end of year (in 000’s)	$227,298		$303,192	$391,535	$674,630	$984,295

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended October 31,
Class R3	2018	2017	2016	2015	2014
Net asset value at beginning of year	$9.96	$8.85	$10.39	$10.67	$9.80

Net investment income (loss) (a)	(0.05)	(0.04)	(0.04)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.06	2.21	(0.23)	0.84	1.43

Total from investment operations	1.01	2.17	(0.27)	0.78	1.37

Less dividends and distributions:
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$9.41	$9.96	$8.85	$10.39	$10.67

Total investment return (b)	11.97%	28.05%	(2.83%)	7.79%	14.59%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.55%)	(0.49%)	(0.48%)	(0.57%)	(0.57%)
Net expenses (c)	1.32%	1.35%	1.34%	1.34%	1.34%
Expenses (before reimbursement/waiver) (c)	1.33%	1.35%	1.35%	1.34%	1.34%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$61,850	$78,634	$87,060	$114,118	$158,222

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R6	2018	2017	2016	2015	2014
Net asset value at beginning of year	$11.12	$9.69	$11.18	$11.33	$10.31

Net investment income (loss) (a)	0.01	0.02	0.02	0.01	0.01
Net realized and unrealized gain (loss) on investments	1.21	2.47	(0.24)	0.90	1.51

Total from investment operations	1.22	2.49	(0.22)	0.91	1.52

Less dividends and distributions:
From net investment income	(0.02)	—	—	—	—
From net realized gain on investments	(1.56)	(1.06)	(1.27)	(1.06)	(0.50)

Total dividends and distributions	(1.58)	(1.06)	(1.27)	(1.06)	(0.50)

Net asset value at end of year	$10.76	$11.12	$9.69	$11.18	$11.33

Total investment return (b)	12.72%	29.02%	(2.12%)	8.55%	15.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.21%	0.23%	0.11%	0.10%
Net expenses (c)	0.63%	0.63%	0.62%	0.62%	0.62%
Expenses (before waiver/reimbursement) (c)	0.64%	0.63%	0.63%	0.62%	0.62%
Portfolio turnover rate	52%	61%	84%	66%	67%
Net assets at end of year (in 000’s)	$2,463,405	$2,122,217	$1,693,868	$1,311,034	$738,186

(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust’’) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act’’), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds’’). These financial statements and notes relate to the MainStay Large Cap Growth Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 shares commenced operations on June 17, 2013. Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge.

Class I, Class R1, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

20	MainStay Large Cap Growth Fund

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

21

Notes to Financial Statements (continued)

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at

NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the

22	MainStay Large Cap Growth Fund

collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the “Subadvisor’’), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time without notice.

During the year ended October 31, 2018, the effective management fee rate was 0.62%, exclusive of any applicable waivers/reimbursements.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $76,819,889 and waived its fees and/or reimbursed expenses in the amount of $374,784.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments.

23

Notes to Financial Statements (continued)

These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,490,942
Class R2	277,548
Class R3	69,135

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $150,997 and $60,653, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares of $9,253, $7, $33,047 and $7,241, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$851,537
Investor Class	204,448
Class B	55,411
Class C	402,001
Class I	6,179,599
Class R1	1,343,601
Class R2	250,042
Class R3	62,209

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$1,104,064	$(904,612)	$—	$—	$199,452	$536	$—	199,452

24	MainStay Large Cap Growth Fund

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$7,323,045,017	$4,465,316,726	$(121,398,146)	$4,343,918,580

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,818,280	$1,949,656,916	$—	$4,343,918,580	$6,312,393,776

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(312,214,840)	$312,214,840

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$205,327,756	$—
Long-Term Capital Gain	1,508,549,989	1,526,320,296
Total	$1,713,877,745	$1,526,320,296

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $6,404,250 and $8,511,554, respectively.

25

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	42,230,349	$436,720,943
Shares issued to shareholders in reinvestment of dividends and distributions	12,586,881	111,645,636
Shares redeemed	(33,979,838)	(341,156,596)

Net increase (decrease) in shares outstanding before conversion	20,837,392	207,209,983
Shares converted into Class A (See Note 1)	2,993,726	30,439,439
Shares converted from Class A (See Note 1)	(6,170,055)	(60,392,537)

Net increase (decrease)	17,661,063	$177,256,885

Year ended October 31, 2017:
Shares sold	15,446,601	$140,733,350
Shares issued to shareholders in reinvestment of dividends and distributions	10,359,228	83,081,012
Shares redeemed	(36,765,480)	(333,076,055)

Net increase (decrease) in shares outstanding before conversion	(10,959,651)	(109,261,693)
Shares converted into Class A (See Note 1)	7,863,468	78,150,962
Shares converted from Class A (See Note 1)	(882,285)	(7,803,931)

Net increase (decrease)	(3,978,468)	$(38,914,662)

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	2,315,575	$23,413,077
Shares issued to shareholders in reinvestment of dividends and distributions	1,870,663	16,368,293
Shares redeemed	(1,711,588)	(16,884,001)

Net increase (decrease) in shares outstanding before conversion	2,474,650	22,897,369
Shares converted into Investor Class (See Note 1)	383,765	3,862,501
Shares converted from Investor Class (See Note 1)	(2,753,111)	(27,624,467)

Net increase (decrease)	105,304	$(864,597)

Year ended October 31, 2017:
Shares sold	1,884,557	$17,119,999
Shares issued to shareholders in reinvestment of dividends and distributions	2,417,746	19,196,902
Shares redeemed	(5,070,285)	(45,794,027)

Net increase (decrease) in shares outstanding before conversion	(767,982)	(9,477,126)
Shares converted into Investor Class (See Note 1)	612,058	5,503,551
Shares converted from Investor Class (See Note 1)	(7,793,359)	(76,793,949)

Net increase (decrease)	(7,949,283)	$(80,767,524)

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	241,914	$2,022,860
Shares issued to shareholders in reinvestment of dividends and distributions	692,472	5,138,144
Shares redeemed	(791,214)	(6,631,504)

Net increase (decrease) in shares outstanding before conversion	143,172	529,500
Shares converted from Class B (See Note 1)	(576,581)	(4,863,880)

Net increase (decrease)	(433,409)	$(4,334,380)

Year ended October 31, 2017:
Shares sold	371,089	$2,812,224
Shares issued to shareholders in reinvestment of dividends and distributions	610,879	4,251,717
Shares redeemed	(1,218,915)	(9,643,234)

Net increase (decrease) in shares outstanding before conversion	(236,947)	(2,579,293)
Shares converted from Class B (See Note 1)	(727,212)	(5,746,670)

Net increase (decrease)	(964,159)	$(8,325,963)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	3,673,084	$29,233,083
Shares issued to shareholders in reinvestment of dividends and distributions	3,165,875	23,459,136
Shares redeemed	(8,509,547)	(70,998,343)

Net increase (decrease)	(1,670,588)	$(18,306,124)

Year ended October 31, 2017:
Shares sold	4,144,043	$30,206,204
Shares issued to shareholders in reinvestment of dividends and distributions	2,605,366	18,107,292
Shares redeemed	(18,993,151)	(148,598,246)

Net increase (decrease)	(12,243,742)	$(100,284,750)

26	MainStay Large Cap Growth Fund

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	112,191,066	$1,206,894,936
Shares issued to shareholders in reinvestment of dividends and distributions	90,493,251	860,590,813
Shares redeemed	(223,290,202)	(2,402,653,084)

Net increase (decrease) in shares outstanding before conversion	(20,605,885)	(335,167,335)
Shares converted into Class I (See Note 1)	5,585,360	58,612,453
Shares converted from Class I (See Note 1)	(8,691,745)	(91,176,410)

Net increase (decrease)	(23,712,270)	$(367,731,292)

Year ended October 31, 2017:
Shares sold	144,324,904	$1,375,970,528
Shares issued to shareholders in reinvestment of dividends and distributions	83,715,425	711,581,117
Shares redeemed	(548,671,760)	(5,264,114,395)

Net increase (decrease) in shares outstanding before conversion	(320,631,431)	(3,176,562,750)
Shares converted into Class I (See Note 1)	723,030	6,750,849
Shares converted from Class I (See Note 1)	(1,561,675)	(13,815,350)

Net increase (decrease)	(321,470,076)	$(3,183,627,251)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	17,515,552	$185,633,941
Shares issued to shareholders in reinvestment of dividends and distributions	24,175,895	224,352,308
Shares redeemed	(83,439,927)	(890,472,249)

Net increase (decrease) in shares outstanding before conversion	(41,748,480)	(480,486,000)
Shares converted from Class R1 (See Note 1)	(3,154)	(32,750)

Net increase (decrease)	(41,751,634)	$(480,518,750)

Year ended October 31, 2017:
Shares sold	16,132,262	$153,665,919
Shares issued to shareholders in reinvestment of dividends and distributions	21,611,091	180,020,387
Shares redeemed	(62,925,774)	(603,693,599)

Net increase (decrease)	(25,182,421)	$(270,007,293)

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	6,634,712	$64,592,751
Shares issued to shareholders in reinvestment of dividends and distributions	3,351,675	29,628,809
Shares redeemed	(16,238,968)	(161,651,454)

Net increase (decrease) in shares outstanding before conversion	(6,252,581)	(67,429,894)
Shares converted from Class R2 (See Note 1)	(69)	(759)

Net increase (decrease)	(6,252,650)	$(67,430,653)

Year ended October 31, 2017:
Shares sold	7,846,870	$69,445,168
Shares issued to shareholders in reinvestment of dividends and distributions	3,348,441	26,787,527
Shares redeemed	(24,664,053)	(220,343,413)

Net increase (decrease) in shares outstanding before conversion	(13,468,742)	(124,110,718)
Shares converted from Class R2 (See Note 1)	(97,467)	(792,409)

Net increase (decrease)	(13,566,209)	$(124,903,127)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	1,306,683	$12,397,991
Shares issued to shareholders in reinvestment of dividends and distributions	1,273,708	10,711,886
Shares redeemed	(3,899,378)	(36,048,817)

Net increase (decrease)	(1,318,987)	$(12,938,940)

Year ended October 31, 2017:
Shares sold	1,561,683	$13,649,413
Shares issued to shareholders in reinvestment of dividends and distributions	1,215,950	9,362,814
Shares redeemed	(4,725,243)	(40,638,685)

Net increase (decrease)	(1,947,610)	$(17,626,458)

27

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2018:
Shares sold	64,001,645	$692,272,013
Shares issued to shareholders in reinvestment of dividends and distributions	29,936,782	286,195,637
Shares redeemed	(64,420,735)	(690,023,758)

Net increase (decrease) in shares outstanding before conversion	29,517,692	288,443,892
Shares converted into Class R6 (See Note 1)	8,642,314	91,176,410

Net increase (decrease)	38,160,006	$379,620,302

Year ended October 31, 2017:
Shares sold	61,869,744	$595,622,627
Shares issued to shareholders in reinvestment of dividends and distributions	20,979,877	179,168,150
Shares redeemed	(68,492,947)	(677,970,870)

Net increase (decrease) in shares outstanding before conversion	14,356,674	96,819,907
Shares converted into Class R6 (See Note 1)	1,638,521	14,546,947

Net increase (decrease)	15,995,195	$111,366,854

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay Large Cap Growth Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

29

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,508,549,989 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $85,497,947 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by the 70.08% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

30	MainStay Large Cap Growth Fund

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay Large Cap Growth Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

33

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay Large Cap Growth Fund

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1715995 MS293-18	MSLG11-12/18 (NYLIM) NL221

MainStay MAP Equity Fund

Message from the President and Annual Report

October 31, 2018

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President

U.S. stocks generally gained ground, while international stocks and most bonds trended lower during the 12-month period ended October 31, 2018.

Within the U.S. stock market, large-cap stocks tended to outperform their smaller-cap counterparts, while growth stocks outperformed value-oriented issues. Among large-cap industry sectors, consumer discretionary and health care led the market’s advance, followed by information technology and consumer staples. Basic materials underperformed broad market averages by the greatest margin, with industrials and financials lagging to a lesser degree. Communications services, real estate, energy and utilities ended the reporting period relatively flat.

Strong U.S. economic growth and rising levels of corporate earnings supported the stock market’s gains throughout the reporting period. U.S. gross domestic product (GDP), a measure of economic growth, expanded at its fastest rate since 2000 during the reporting period, while wages surged and unemployment dipped to levels not seen in 49 years. U.S. corporate sales and earnings also significantly exceeded expectations, supported, in part, by a business-friendly tax bill signed into law on December 22, 2017. According to FactSet, a financial data and analytics provider, in the third quarter of 2018, 78% of S&P 500® companies reported a positive earnings-per-share (EPS) surprise, while 61% reported a positive sales surprise.

Economic growth in the rest of the world proved more moderate. Despite gradual improvements since the 2007 financial crisis, much of the developed world outside of the United States continued to exhibit relatively modest GDP growth rates and high levels of unemployment. International stock markets were further undermined by increasingly protectionist U.S. trade policies. European Union and Japanese attempts to negotiate settlements of their trade conflicts with the United States achieved only limited success, while tensions between the United States and China escalated toward an all-out trade war, with each country imposing significant tariffs on a widening range of the other’s goods. In this environment, most international stocks ended the reporting period with significant losses. Emerging-market stocks were hit especially hard by trade uncertainties and the rising value of the U.S. dollar.

Domestic and international bonds suffered in an environment of rising interest rates and increasing inflationary pressures. In contrast to central banks in many other developed nations, which maintained low interest rates and accommodative fiscal policies, the U.S. Federal Reserve (the Fed) raised the benchmark federal funds rate 25 basis points (0.25%) four times during the reporting period, gradually increasing the rate from 1.25% at the beginning of the reporting period to 2.25% in September 2018. Shortly after its September rate hike, the Fed signaled that additional increases were likely, and might rise above the so-called normalized levels previously expected. The Fed’s aggressive stance drove bonds lower in the final month of the reporting period. All types and durations of bonds suffered in this environment, with longer-term instruments tending to underperform shorter-term ones, and with all grades of corporate bonds underperforming more conservative government bonds. While municipal bonds produced mildly negative returns as well, most outperformed their taxable government and corporate counterparts.

October 2018 proved volatile for equities as well, with several broad U.S. market indices retreating sharply from record levels set the previous month. Several factors contributed to market volatility, among them mounting trade tensions between the United States and China, the potential for rising inflation, an increase in disappointing corporate earnings forecasts, signs of faltering global economic growth and concerns that the U.S. economy might slow significantly in 2019.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Funds using the investment strategies and processes outlined in the prospectus. Our market experience and professional insight free you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your Fund’s performance during the 12 months ended October 31, 2018. We encourage you to read the report carefully and use it to evaluate your Fund’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at nylinvestments.com/funds. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit nylinvestments.com/funds.

Average Annual Total Returns for the Year-Ended October 31, 2018

Class	Sales Charge		Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6/9/1999	–0.89 4.88%	6.90 8.11%	10.73 11.36%	1.10 1.10%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2/28/2008	–1.06 4.69	6.71 7.92	10.51 11.14	1.29 1.29
Class B Shares[3]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6/9/1999	–0.72 3.91	6.84 7.11	10.31 10.31	2.05 2.05
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6/9/1999	2.98 3.91	7.11 7.11	10.31 10.31	2.05 2.05
Class I Shares	No Sales Charge		1/21/1971	5.17	8.38	11.63	0.85
Class R1 Shares	No Sales Charge		1/2/2004	5.05	8.27	11.51	0.95
Class R2 Shares	No Sales Charge		1/2/2004	4.77	8.00	11.23	1.20
Class R3 Shares	No Sales Charge		4/28/2006	4.51	7.74	10.96	1.45

1.

The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, if any, please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	One Year	Five Years	Ten Years
Russell 3000® Index[4]	6.60%	10.81%	13.35%
S&P 500® Index[5]	7.35	11.34	13.24
Morningstar Large Blend Category Average[6]	5.28	9.44	12.14

4.

The Russell 3000® Index is the Fund’s primary broad-based securities market index for comparison purposes. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The S&P 500® Index is the Fund’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios tend to invest across the spectrum of US industries, and owing to their broad exposure, the portfolios’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2018, to October 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2018, to October 31, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 5/1/18	Ending Account Value (Based on Actual Returns and Expenses) 10/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 10/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$1,027.20	$5.62	$1,019.66	$5.60	1.10%

Investor Class Shares	$1,000.00	$1,026.40	$6.59	$1,018.70	$6.56	1.29%

Class B Shares	$1,000.00	$1,022.40	$10.40	$1,014.92	$10.36	2.04%

Class C Shares	$1,000.00	$1,022.40	$10.40	$1,014.92	$10.36	2.04%

Class I Shares	$1,000.00	$1,028.80	$4.35	$1,020.92	$4.33	0.85%

Class R1 Shares	$1,000.00	$1,028.00	$4.80	$1,020.52	$4.79	0.94%

Class R2 Shares	$1,000.00	$1,026.50	$6.13	$1,019.16	$6.11	1.20%

Class R3 Shares	$1,000.00	$1,025.40	$7.40	$1,017.90	$7.38	1.45%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Industry Composition as of October 31, 2018 (Unaudited)

Technology Hardware, Storage & Peripherals	7.5%
Health Care Providers & Services	6.6
Software	6.6
Aerospace & Defense	6.5
Banks	5.9
Insurance	4.7
Media	4.7
Interactive Media & Services	4.6
Oil, Gas & Consumable Fuels	4.0
Pharmaceuticals	3.8
IT Services	3.7
Entertainment	3.5
Capital Markets	3.3
Specialty Retail	3.0
Health Care Equipment & Supplies	2.9
Chemicals	2.4
Semiconductors & Semiconductor Equipment	2.4
Road & Rail	2.3
Consumer Finance	1.8
Food & Staples Retailing	1.7
Hotels, Restaurants & Leisure	1.7
Internet & Direct Marketing Retail	1.4
Beverages	1.3
Biotechnology	1.1

Diversified Financial Services	1.1%
Diversified Telecommunication Services	0.9
Electrical Equipment	0.9
Machinery	0.9
Electronic Equipment, Instruments & Components	0.8
Construction & Engineering	0.7
Industrial Conglomerates	0.7
Multiline Retail	0.7
Construction Materials	0.5
Tobacco	0.5
Building Products	0.4
Household Durables	0.4
Multi-Utilities	0.4
Air Freight & Logistics	0.3
Containers & Packaging	0.3
Energy Equipment & Services	0.3
Household Products	0.3
Metals & Mining	0.3
Textiles, Apparel & Luxury Goods	0.3
Food Products	0.2
Auto Components	0.0 ‡
Short-Term Investment	1.4
Other Assets, Less Liabilities	0.3

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund’s portfolio is subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2018 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Boeing Co.

5.	Aetna, Inc.
6.	Bank of America Corp.

7.	Liberty SiriusXM Group

8.	PayPal Holdings, Inc.

9.	DowDuPont, Inc.

10.	Union Pacific Corp.

8	MainStay MAP Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Christopher Mullarkey and James Mulvey of Markston International LLC (“Markston”), a Subadvisor to the Fund; and portfolio managers William W. Priest, CFA, Michael A. Welhoelter, CFA, and David N. Pearl of Epoch Investment Partners, Inc. (“Epoch”), a Subadvisor to the Fund.

How did MainStay MAP Equity Fund perform relative to its benchmarks and peer group during the 12 months ended October 31, 2018?

For the 12 months ended October 31, 2018, Class I shares of MainStay MAP Equity Fund returned 5.17%, underperforming the 6.60% return of the Fund’s primary benchmark, the Russell 3000® Index. Over the same period, Class I shares underperformed the 7.35% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 5.28% return of the Morningstar Large Blend Category Average.1

What factors affected the Fund’s relative performance during the reporting period?

Markston

During the reporting period, stock selection largely within the industrials and information technology sectors helped the Markston portion of the Fund outperform relative to the Russell 3000® Index.

Epoch

In the Epoch portion of the Fund, security selection had a positive impact on relative performance in the energy, health care and industrials sectors, but security selection in other sectors more than offset that advantage. Certain holdings within the consumer discretionary, financials and information technology sectors, among others, detracted from relative performance in the Epoch portion of the Fund. Nine of eleven sectors posted positive returns for the reporting period. Against this backdrop, the Epoch portion of the Fund held overweight positions in financials, industrials and materials that also detracted from relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Markston

During the reporting period, the strongest positive sector contributors to relative performance in the Markston portion of the Fund were industrials, information technology and communication services. (Contributions take weightings and total returns into account.) The weakest sectors were financials, consumer discretionary and health care.

Epoch

In the Epoch portion of the Fund, health care, industrials and real estate provided the strongest positive contributions to relative performance during the reporting period. Over the same period, consumer discretionary, financials and information technology detracted from relative performance in the Epoch portion of the Fund.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston

The stocks that made the strongest contributions to absolute performance in the Markston portion of the Fund were aerospace & defense company Boeing; technology hardware, storage & peripherals company Apple; and media company Twenty-First Century Fox. Boeing and Apple both appreciated because of their large cash-generation capabilities. Twenty-First Century Fox appreciated because it was in a bidding war with The Walt Disney Company and Comcast. The stocks that detracted the most from absolute performance in the Markston portion of the Fund were capital markets company State Street and insurance company American International Group (AIG). During the reporting period, the Markston portion of the Fund slightly reduced its position in State Street and added to its position in AIG.

Epoch

In the Epoch portion of the Fund, technology hardware, storage & peripherals company Apple and software company Microsoft provided the strongest positive contributions to absolute performance. Apple’s stock continued to appreciate on higher-than-expected cash flow generation and, in our view, prospects for a significant return of capital to shareholders. The company is in the process of a large share buyback using excess cash. We believe that Apple will continue to grow free cash flow per share at a meaningful rate, and in our opinion, the current valuation is attractive. Microsoft shares continued to perform well on increasing revenue, profits and cash flow. Microsoft is successfully transitioning to the cloud and is using Office 365 to generate recurring revenue. We believe that the cloud opportunity is vast and that Microsoft is investing appropriately to capture its fair share of this growth. Although the cloud business has depressed near-term profitability, profit margins are improving as the business scales, and we believe that they should normalize in a few years. We believe that these factors could drive strong revenue and free cash flow growth at Microsoft for many years.

1.	See page 5 for other share class returns, which may be higher or lower than Class I share returns. See page 6 for more information on benchmark and peer group returns.

9

The most significant detractors from absolute performance in the Epoch portion of the Fund during the reporting period were semiconductor company Applied Materials and electronic equipment, instruments & components company Coherent. Despite reporting third-quarter revenue and profits that exceeded consensus expectations, shares of Applied Materials continued to decline on market concerns that semiconductor capital equipment spending had peaked in the current cycle. Despite this, we believe that spending on semiconductor equipment remains healthy, and in our opinion, the company’s revenue could grow by double digits in fiscal year 2018. In information technology, shares of Coherent declined. Although the company reported strong results, the stock fell because of concerns about slowing adoption of organic light emitting diode (OLED) phones driven by lower-than-expected sales of the iPhone X. We believe that OLED adoption is likely to continue to increase over time, driving strong free cash flow growth at Coherent.

What were some of the Fund’s largest purchases and sales during the reporting period?

Markston

The largest purchases in the Markston portion of the Fund during the reporting period were in Chinese Internet services company Tencent Holdings, Ltd., ADR and U.S.-domiciled insurance company AIG. The Markston portion of the Fund initially purchased Tencent Holdings after the stock fell because of news that its largest holder was reducing its position in the company, even as the stock exhibited some of our “Alpha Generators” such as insider buying, spin-offs and operating in a consolidating industry. The Markston portion of the Fund added to its existing position in AIG because the discount to book value widened and the stock exhibited some of our “Alpha Generators” such as new management, insider buying, the sale of a division and stock repurchase. During the reporting period, the largest sales in the Markston portion of the Fund were technology hardware, storage & peripherals company Apple and equity real estate investment trust (REIT) UDR, Inc. The Markston portion of the Fund took profits in both stocks to meet Fund redemptions.

Epoch

During the reporting period, new purchases in the Epoch portion of the Fund included health care equipment & supplies company Boston Scientific and software-as-a service company LogMeIn. Boston Scientific’s business emphasizes cardiovascular products and cardiac rhythm management. The company markets its products in about 120 countries. While the United States is still Boston Scientific’s largest single market, international sales have grown to make up about 45% of total sales. Going forward, we believe that accelerating top-line revenue from new product launches and international expansion could drive free cash flow growth by mid–single digits over the next three years. LogMeIn provides software-as-a-service for collaboration (web conferencing, unified communications and training), access and identity management (remote access and password keeping) and customer service (assistance, rescue and chat). Recent execution issues after a large deal caused the company to miss expectations for billings growth. In the meantime, the company aggressively bought back stock and paid a growing dividend. In our opinion, revenue growth should continue, which could combine with margin expansion and share repurchases to help provide strong free cash flow per share growth going forward.

Among the largest sales in the Epoch portion of the Fund during the reporting period were banking company Citizens Financial Group and media company Comcast. Citizens Financial approached its preestablished price target as management executed well on the company’s growth strategy. Management was able to maintain a robust balance sheet while expanding Citizens Financial Group’s interest and fee income through a variety of initiatives. Comcast’s renewed offer to acquire select entertainment, cable and broadcast assets of Twenty-First Century Fox increased the risk of a bidding war between Comcast and The Walt Disney Company. In our opinion, Comcast’s aggressive counterbid and all-cash offer increased the likelihood that the company could overpay and increase financial leverage, which we believed could lower returns for shareholders in the future. For these reasons, the Epoch portion of the Fund opted to sell its entire position in Comcast.

How did the Fund’s sector weightings change during the reporting period?

Markston

During the reporting period, a new Global Industry Classification Standard (GICS®)2 sector was introduced at the end of the third quarter of 2018. As a result, the weighting in the Markston portion of the Fund in the communication services sector increased while the weighting in the consumer discretionary sector decreased. Outside of this change, the Markston portion of the Fund reduced its weighting in the real estate sector to zero.

Epoch

During the reporting period, the most significant sector weighting increases in the Epoch portion of the Fund were in health care, materials and energy. Over the same period, the Epoch portion of the Fund reduced its sector weightings in financials, information technology and consumer staples.

2.	GICS® is an equity classification standard jointly developed by Morgan Stanley Capital International and Standard & Poor’s.

10	MainStay MAP Equity Fund

How was the Fund positioned at the end of the reporting period?

Markston

As of October 31, 2018, the Markston portion of the Fund held an overweight position relative to the Russell 3000® Index in the communication services sector, primarily because of the introduction of a new GICS® sector during the reporting period. As of the same date, the Markston portion of the Fund also held overweight sector positions in financials and industrials. As of

October 31, 2018, the Markston portion of the Fund held an underweight position relative to the benchmark in the consumer discretionary sector, also as a result of the new GICS® sector.

As of the same date, the Markston portion of the Fund held underweight positions relative to the Russell 3000® Index in the real estate and utilities sectors.

Epoch

As of October 31, 2018, the most significantly overweight sector positions relative to the Russell 3000® Index in the Epoch portion of the Fund were in information technology and materials. As of the same date, the most significantly underweight positions relative to the benchmark in the Epoch portion of the Fund were in consumer staples and real estate.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

11

Portfolio of Investments October 31, 2018

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 6.5%
Boeing Co.	112,749	$40,010,110
Hexcel Corp.	96,527	5,648,760
Raytheon Co.	91,277	15,977,126
United Technologies Corp.	49,970	6,206,774

		67,842,770

Air Freight & Logistics 0.3%
XPO Logistics, Inc. (a)	35,611	3,182,911

Auto Components 0.0%‡
Garrett Motion, Inc. (a)	3,679	55,811

Banks 5.9%
Bank of America Corp.	943,177	25,937,367
Bank OZK	127,612	3,491,464
Citigroup, Inc.	90,922	5,951,754
JPMorgan Chase & Co.	110,729	12,071,676
U.S. Bancorp	119,676	6,255,465
Wells Fargo & Co.	147,319	7,841,790

		61,549,516

Beverages 1.3%
Coca-Cola Co.	72,640	3,478,003
PepsiCo., Inc.	88,500	9,945,630

		13,423,633

Biotechnology 1.1%
AbbVie, Inc.	96,193	7,488,625
Celgene Corp. (a)	50,375	3,606,850

		11,095,475

Building Products 0.4%
Fortune Brands Home & Security, Inc.	69,865	3,117,119
Johnson Controls International PLC	28,811	910,442
Resideo Technologies, Inc. (a)	8,983	182,065

		4,209,626

Capital Markets 3.3%
Ameriprise Financial, Inc.	27,104	3,448,713
Bank of New York Mellon Corp.	68,870	3,259,617
Goldman Sachs Group, Inc.	31,589	7,119,213
Morgan Stanley	280,923	12,826,944
State Street Corp.	117,436	8,073,725

		34,728,212

Chemicals 2.4%
DowDuPont, Inc.	326,893	17,626,071
Ecolab, Inc.	28,467	4,359,721
Linde PLC	20,088	3,323,961

		25,309,753

	Shares	Value
Construction & Engineering 0.7%
Jacobs Engineering Group, Inc.	102,838	$7,722,106

Construction Materials 0.5%
Martin Marietta Materials, Inc.	29,012	4,969,175

Consumer Finance 1.8%
American Express Co.	121,362	12,467,518
Discover Financial Services	89,542	6,238,391

		18,705,909

Containers & Packaging 0.3%
Berry Global Group, Inc. (a)	69,641	3,037,741

Diversified Financial Services 1.1%
AXA Equitable Holdings, Inc.	295,526	5,996,223
Berkshire Hathaway, Inc., Class B (a)	28,234	5,795,875

		11,792,098

Diversified Telecommunication Services 0.9%
AT&T, Inc.	310,750	9,533,810

Electrical Equipment 0.9%
AMETEK, Inc.	61,352	4,115,492
Rockwell Automation, Inc.	29,700	4,892,481

		9,007,973

Electronic Equipment, Instruments & Components 0.8%
Coherent, Inc. (a)	26,067	3,209,890
TE Connectivity, Ltd.	67,004	5,053,442

		8,263,332

Energy Equipment & Services 0.3%
Schlumberger, Ltd.	64,012	3,284,456

Entertainment 3.5%
Liberty Media Corp-Liberty Formula One, Class C (a)	62,900	2,080,732
Lions Gate Entertainment Corp., Class B	49,448	879,680
Madison Square Garden Co., Class A (a)	39,530	10,934,789
Twenty-First Century Fox, Inc., Class A	337,299	15,353,850
Walt Disney Co.	63,076	7,243,017

		36,492,068

Food & Staples Retailing 1.7%
Costco Wholesale Corp.	34,193	7,817,545
Walgreens Boots Alliance, Inc.	128,449	10,246,377

		18,063,922

Food Products 0.2%
Mondelez International, Inc., Class A	60,366	2,534,165

12	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies 2.9%
Abbott Laboratories	64,342	$4,435,738
Boston Scientific Corp. (a)	169,931	6,141,306
Danaher Corp.	52,026	5,171,384
Medtronic PLC	156,267	14,035,902

		29,784,330

Health Care Providers & Services 6.6%
Aetna, Inc.	140,126	27,800,998
Centene Corp. (a)	62,061	8,087,790
CVS Health Corp.	221,430	16,029,318
UnitedHealth Group, Inc.	42,428	11,088,558
Universal Health Services, Inc., Class B	50,008	6,078,972

		69,085,636

Hotels, Restaurants & Leisure 1.7%
Marriott International, Inc., Class A	27,925	3,264,153
McDonald’s Corp.	25,651	4,537,662
MGM Resorts International	167,859	4,478,478
Starbucks Corp.	88,510	5,157,478

		17,437,771

Household Durables 0.4%
LGI Homes, Inc. (a)	90,419	3,869,029

Household Products 0.3%
Procter & Gamble Co.	33,856	3,002,350

Industrial Conglomerates 0.7%
Honeywell International, Inc.	51,895	7,515,434

Insurance 4.7%
American International Group, Inc.	245,661	10,143,343
Chubb, Ltd.	62,584	7,817,367
Everest Re Group, Ltd.	7,825	1,704,754
MetLife, Inc.	223,252	9,195,750
Travelers Cos., Inc.	95,551	11,956,297
W.R. Berkley Corp.	57,404	4,356,964
Willis Towers Watson PLC	23,668	3,388,311

		48,562,786

Interactive Media & Services 4.6%
Alphabet, Inc. (a)
Class A	10,175	11,096,651
Class C	29,401	31,658,115
Facebook, Inc., Class A (a)	25,500	3,870,645
Tencent Holdings, Ltd., ADR	45,900	1,575,747

		48,201,158

Internet & Direct Marketing Retail 1.4%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	9,375	1,333,875

	Shares	Value
Internet & Direct Marketing Retail (continued)
Booking Holdings, Inc. (a)	1,690	$3,168,040
Ctrip.com International, Ltd., ADR (a)	39,736	1,322,414
eBay, Inc. (a)	122,129	3,545,405
Qurate Retail, Inc. (a)	242,085	5,311,345

		14,681,079

IT Services 3.7%
Automatic Data Processing, Inc.	28,000	4,034,240
PayPal Holdings, Inc. (a)	224,307	18,884,407
VeriSign, Inc. (a)	13,400	1,910,036
Visa, Inc., Class A	98,198	13,536,594

		38,365,277

Machinery 0.9%
Caterpillar, Inc.	18,650	2,262,618
Ingersoll-Rand PLC	70,132	6,728,464

		8,991,082

Media 4.7%
Comcast Corp., Class A	350,761	13,378,025
GCI Liberty, Inc., Class A (a)	27,252	1,289,837
Liberty Broadband Corp. (a)
Class A	17,897	1,481,693
Class C	109,073	9,045,424
Liberty SiriusXM Group (a)
Class A	172,213	7,102,064
Class C	377,416	15,575,958
MSG Networks, Inc., Class A (a)	39,924	1,020,058

		48,893,059

Metals & Mining 0.3%
Reliance Steel & Aluminum Co.	41,119	3,245,112

Multi-Utilities 0.4%
WEC Energy Group, Inc.	53,826	3,681,698

Multiline Retail 0.7%
Dollar General Corp.	66,369	7,392,179

Oil, Gas & Consumable Fuels 4.0%
Anadarko Petroleum Corp.	116,390	6,191,948
ConocoPhillips	56,469	3,947,183
Enbridge, Inc.	152,969	4,758,866
EOG Resources, Inc.	22,213	2,339,917
Marathon Petroleum Corp.	100,578	7,085,720
Occidental Petroleum Corp.	99,036	6,642,345
Phillips 66	52,230	5,370,289
Plains GP Holdings, L.P., Class A (a)	142,827	3,052,213
Williams Cos., Inc.	83,750	2,037,637

		41,426,118

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments October 31, 2018 (continued)

	Shares	Value
Pharmaceuticals 3.8%
Allergan PLC	93,878	$14,833,663
Johnson & Johnson	43,747	6,124,143
Merck & Co., Inc.	76,838	5,656,045
Pfizer, Inc.	302,024	13,005,153

		39,619,004

Road & Rail 2.3%
CSX Corp.	104,378	7,187,469
Union Pacific Corp.	115,527	16,892,358

		24,079,827

Semiconductors & Semiconductor Equipment 2.4%
Applied Materials, Inc.	172,822	5,682,387
Cypress Semiconductor Corp.	235,101	3,042,207
Intel Corp.	33,678	1,578,825
Marvell Technology Group, Ltd.	321,158	5,270,203
Texas Instruments, Inc.	19,109	1,773,888
Universal Display Corp.	60,915	7,493,154

		24,840,664

Software 6.6%
LogMeIn, Inc.	42,906	3,695,065
Microsoft Corp.	454,008	48,492,594
Oracle Corp.	212,976	10,401,748
PTC, Inc. (a)	74,058	6,103,120

		68,692,527

Specialty Retail 3.0%
CarMax, Inc. (a)	51,005	3,463,750
Home Depot, Inc.	67,040	11,790,995
Lowe’s Cos., Inc.	100,358	9,556,089
TJX Cos., Inc.	56,007	6,154,049

		30,964,883

	Shares	Value
Technology Hardware, Storage & Peripherals 7.5%
Apple, Inc.	355,040	$77,704,054

Textiles, Apparel & Luxury Goods 0.3%
Hanesbrands, Inc.	201,780	3,462,545

Tobacco 0.5%
Philip Morris International, Inc.	59,180	5,211,983

Total Common Stocks (Cost $633,628,147)		1,023,514,047

Short-Term Investment 1.4%
Affiliated Investment Company 1.4%
MainStay U.S. Government Liquidity Fund, 2.075% (b)	14,615,125	14,615,125

Total Short-Term Investment (Cost $14,615,125)		14,615,125

Total Investments (Cost $648,243,272)	99.7%	1,038,129,172
Other Assets, Less Liabilities	0.3	2,891,587
Net Assets	100.0%	$1,041,020,759

†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of October 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018, for valuing the Fund’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,023,514,047	$—	$—	$1,023,514,047
Short-Term Investment
Affiliated Investment Company	14,615,125	—	—	14,615,125

Total Investments in Securities	$1,038,129,172	$—	$—	$1,038,129,172

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2018

Assets
Investment in securities, at value (identified cost $633,628,147)	$1,023,514,047
Investment in affiliated investment companies, at value (identified cost $14,615,125)	14,615,125
Due from custodian	2,105,782
Cash	5,983
Receivables:
Investment securities sold	4,371,438
Dividends	1,137,099
Fund shares sold	94,621
Other assets	43,881

Total assets	1,045,887,976

Liabilities
Payables:
Investment securities purchased	3,238,274
Manager (See Note 3)	693,615
Fund shares redeemed	499,750
NYLIFE Distributors (See Note 3)	183,489
Transfer agent (See Note 3)	182,178
Shareholder communication	34,157
Professional fees	20,093
Custodian	11,200
Trustees	2,734
Accrued expenses	1,727

Total liabilities	4,867,217

Net assets	$1,041,020,759

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$251,935
Additional paid-in capital	553,551,464

553,803,399
Total distributable earnings (loss)	487,217,360

Net assets	$1,041,020,759

Class A
Net assets applicable to outstanding shares	$384,637,013

Shares of beneficial interest outstanding	9,335,814

Net asset value per share outstanding	$41.20
Maximum sales charge (5.50% of offering price)	2.40

Maximum offering price per share outstanding	$43.60

Investor Class
Net assets applicable to outstanding shares	$76,844,024

Shares of beneficial interest outstanding	1,867,546

Net asset value per share outstanding	$41.15
Maximum sales charge (5.50% of offering price)	2.39

Maximum offering price per share outstanding	$43.54

Class B
Net assets applicable to outstanding shares	$26,570,778

Shares of beneficial interest outstanding	727,352

Net asset value and offering price per share outstanding	$36.53

Class C
Net assets applicable to outstanding shares	$65,288,205

Shares of beneficial interest outstanding	1,787,302

Net asset value and offering price per share outstanding	$36.53

Class I
Net assets applicable to outstanding shares	$484,838,659

Shares of beneficial interest outstanding	11,406,529

Net asset value and offering price per share outstanding	$42.51

Class R1
Net assets applicable to outstanding shares	$30,115

Shares of beneficial interest outstanding	725

Net asset value and offering price per share outstanding (a)	$41.53

Class R2
Net assets applicable to outstanding shares	$881,073

Shares of beneficial interest outstanding	21,290

Net asset value and offering price per share outstanding	$41.38

Class R3
Net assets applicable to outstanding shares	$1,930,892

Shares of beneficial interest outstanding	46,922

Net asset value and offering price per share outstanding	$41.15

(a)	The difference between the recalculated and stated NAV was caused by rounding.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended October 31, 2018

Investment Income (Loss)
Income
Dividends – Unaffiliated (a)	$19,690,434
Dividends – Affiliated	63,189
Interest	62,324
Securities lending	11,915
Other	3,993

Total income	19,831,855

Expenses
Manager (See Note 3)	8,910,527
Distribution/Service—Class A (See Note 3)	1,004,309
Distribution/Service—Investor Class (See Note 3)	217,886
Distribution/Service—Class B (See Note 3)	322,073
Distribution/Service—Class C (See Note 3)	755,721
Distribution/Service—Class R2 (See Note 3)	6,207
Distribution/Service—Class R3 (See Note 3)	9,910
Transfer agent (See Note 3)	1,152,333
Professional fees	123,963
Registration	108,922
Shareholder communication	82,406
Trustees	26,177
Custodian	13,014
Shareholder service (See Note 3)	5,691
Miscellaneous	50,613

Total expenses before waiver/reimbursement	12,789,752
Expense waiver/reimbursement from Manager (See Note 3)	(46,800)

Net expenses	12,742,952

Net investment income (loss)	7,088,903

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	110,015,245
Foreign currency transactions	(4,107)

Net realized gain (loss) on investments and foreign currency transactions	110,011,138

Net change in unrealized appreciation (depreciation) on:
Investments	(51,594,863)
Translation of other assets and liabilities in foreign currencies	(2,143)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(51,597,006)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	58,414,132

Net increase (decrease) in net assets resulting from operations	$65,503,035

(a)	Dividends recorded net of foreign withholding taxes in the amount of $52,736.

16	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended October 31, 2018 and October 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,088,903	$7,841,758
Net realized gain (loss) on investments and foreign currency transactions	110,011,138	153,829,744
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(51,597,006)	132,520,900

Net increase (decrease) in net assets resulting from operations	65,503,035	294,192,402

Distributions to shareholders(1):
Class A	(40,500,400)
Investor Class	(9,291,957)
Class B	(3,932,227)
Class C	(8,673,806)
Class I	(63,813,864)
Class R1	(340,768)
Class R2	(268,113)
Class R3	(101,402)

	(126,922,537)

Dividends to shareholders from net investment income:
Class A		(3,734,528)
Investor Class		(1,571,103)
Class B		(170,343)
Class C		(373,608)
Class I		(11,063,508)
Class R1		(36,693)
Class R2		(41,865)
Class R3		(7,953)

		(16,999,601)

Distributions to shareholders from net realized gain on investments:
Class A		(3,062,641)
Investor Class		(1,519,616)
Class B		(493,374)
Class C		(1,082,445)
Class I		(7,599,967)
Class R1		(27,325)
Class R2		(37,835)
Class R3		(9,188)

		(13,832,391)

Total dividends and distributions to shareholders	(126,922,537)	(30,831,992)

	2018	2017
Capital share transactions:
Net proceeds from sale of shares	63,328,482	78,914,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	123,817,205	30,117,489
Cost of shares redeemed	(322,246,615)	(508,018,962)

Increase (decrease) in net assets derived from capital share transactions	(135,100,928)	(398,987,422)

Net increase (decrease) in net assets	(196,520,430)	(135,627,012)

Net Assets
Beginning of year	1,237,541,189	1,373,168,201

End of year(2)	$1,041,020,759	$1,237,541,189

(1)

For the year ended October 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders.

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $6,389,436 in 2017. The requirement to disclose the corresponding amount as of October 31, 2018 was eliminated. See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class A	2018	2017		2016		2015	2014
Net asset value at beginning of year	$43.76	$35.92		$43.32		$46.81	$43.28

Net investment income (loss) (a)	0.23	0.21		0.33		0.38	0.67
Net realized and unrealized gain (loss) on investments	1.78	8.50		(0.63)		0.50	4.21
Net realized and unrealized gain (loss) on foreign currency transactions‡	0.01	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	2.02	8.71		(0.30)		0.88	4.88

Less dividends and distributions:
From net investment income	(0.21)	(0.48)		(0.40)		(0.67)	(0.45)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.58)	(0.87)		(7.10)		(4.37)	(1.35)

Net asset value at end of year	$41.20	$43.76		$35.92		$43.32	$46.81

Total investment return (b)	4.88%	24.73%		(0.57%)		1.80%	11.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%	0.52%		0.92%		0.85%	1.49%
Net expenses (c)	1.10%	1.10	%(d)	1.09	% (d)	1.11%	1.11%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$384,637	$389,582		$285,431		$336,812	$364,162

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Investor Class	2018	2017		2016		2015	2014
Net asset value at beginning of year	$43.68	$35.85		$43.27		$46.77	$43.24

Net investment income (loss) (a)	0.17	0.14		0.25		0.31	0.60
Net realized and unrealized gain (loss) on investments	1.78	8.49		(0.63)		0.50	4.21
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	1.95	8.63		(0.38)		0.81	4.81

Less dividends and distributions:
From net investment income	(0.11)	(0.41)		(0.34)		(0.61)	(0.38)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.48)	(0.80)		(7.04)		(4.31)	(1.28)

Net asset value at end of year	$41.15	$43.68		$35.85		$43.27	$46.77

Total investment return (b)	4.69%	24.50%		(0.79%)		1.63%	11.38%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.36%		0.71%		0.71%	1.34%
Net expenses (c)	1.29%	1.29	%(d)	1.29	% (d)	1.25%	1.26%
Expenses (before waiver/reimbursement) (c)	1.31%	1.29%		1.29%		1.25%	1.26%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$76,844	$90,928		$139,775		$151,582	$152,202

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

18	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class B	2018	2017		2016		2015	2014
Net asset value at beginning of year	$39.43	$32.42		$39.74		$43.25	$40.08

Net investment income (loss) (a)	(0.13)	(0.13)		(0.01)		(0.01)	0.26
Net realized and unrealized gain (loss) on investments	1.60	7.67		(0.60)		0.48	3.89
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	1.47	7.54		(0.61)		0.47	4.15

Less dividends and distributions:
From net investment income	—	(0.14)		(0.01)		(0.28)	(0.08)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.37)	(0.53)		(6.71)		(3.98)	(0.98)

Net asset value at end of year	$36.53	$39.43		$32.42		$39.74	$43.25

Total investment return (b)	3.91%	23.55%		(1.52%)		0.89%	10.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35%)	(0.37%)		(0.03%)		(0.03%)	0.63%
Net expenses (c)	2.04%	2.05	% (d)	2.04	% (d)	2.00%	2.01%
Expenses (before waiver/reimbursement) (c)	2.06%	2.05%		2.04%		2.00%	2.01%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$26,571	$35,841		$40,977		$54,423	$71,195

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class C	2018	2017		2016		2015	2014
Net asset value at beginning of year	$39.43	$32.42		$39.73		$43.25	$40.08

Net investment income (loss) (a)	(0.14)	(0.13)		(0.01)		(0.02)	0.25
Net realized and unrealized gain (loss) on investments	1.61	7.67		(0.59)		0.48	3.90
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	1.47	7.54		(0.60)		0.46	4.15

Less dividends and distributions:
From net investment income	—	(0.14)		(0.01)		(0.28)	(0.08)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.37)	(0.53)		(6.71)		(3.98)	(0.98)

Net asset value at end of year	$36.53	$39.43		$32.42		$39.73	$43.25

Total investment return (b)	3.91%	23.55%		(1.52%)		0.89%	10.55%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36%)	(0.37%)		(0.03%)		(0.04%)	0.60%
Net expenses (c)	2.04%	2.05	% (d)	2.04	% (d)	2.00%	2.01%
Expenses (before waiver/reimbursement) (c)	2.06%	2.05%		2.04%		2.00%	2.01%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$65,288	$79,665		$92,457		$125,642	$143,427

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class I	2018	2017		2016		2015	2014
Net asset value at beginning of year	$45.00	$36.92		$44.35		$47.82	$44.18

Net investment income (loss) (a)	0.36	0.34		0.43		0.50	0.80
Net realized and unrealized gain (loss) on investments	1.84	8.70		(0.65)		0.52	4.29
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	2.20	9.04		(0.22)		1.02	5.09

Less dividends and distributions:
From net investment income	(0.32)	(0.57)		(0.51)		(0.79)	(0.55)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.69)	(0.96)		(7.21)		(4.49)	(1.45)

Net asset value at end of year	$42.51	$45.00		$36.92		$44.35	$47.82

Total investment return (b)	5.17%	25.01%		(0.33%)		2.06%	11.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.84%		1.17%		1.10%	1.76%
Net expenses (c)	0.85%	0.85	%(d)	0.84	% (d)	0.86%	0.86%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$484,839	$634,730		$807,694		$1,119,884	$1,506,564

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R1	2018	2017		2016		2015	2014
Net asset value at beginning of year	$44.07	$36.16		$43.57		$47.05	$43.49

Net investment income (loss) (a)	0.37	0.27		0.38		0.45	0.73
Net realized and unrealized gain (loss) on investments	1.73	8.56		(0.63)		0.50	4.24
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	2.10	8.83		(0.25)		0.95	4.97

Less dividends and distributions:
From net investment income	(0.27)	(0.53)		(0.46)		(0.73)	(0.51)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.64)	(0.92)		(7.16)		(4.43)	(1.41)

Net asset value at end of year	$41.53	$44.07		$36.16		$43.57	$47.05

Total investment return (b)	5.05%	24.92%		(0.43%)		1.94%	11.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%	0.67%		1.06%		1.02%	1.63%
Net expenses (c)	0.95%	0.95	%(d)	0.94	% (d)	0.96%	0.96%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$30	$3,208		$2,500		$3,607	$7,368

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

20	MainStay MAP Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
Class R2	2018	2017		2016		2015	2014
Net asset value at beginning of year	$43.93	$36.05		$43.44		$46.92	$43.38

Net investment income (loss) (a)	0.21	0.20		0.29		0.34	0.63
Net realized and unrealized gain (loss) on investments	1.78	8.50		(0.63)		0.49	4.22
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	1.99	8.70		(0.34)		0.83	4.85

Less dividends and distributions:
From net investment income	(0.17)	(0.43)		(0.35)		(0.61)	(0.41)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.54)	(0.82)		(7.05)		(4.31)	(1.31)

Net asset value at end of year	$41.38	$43.93		$36.05		$43.44	$46.92

Total investment return (b)	4.77%	24.60%		(0.68%)		1.68%	11.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.50%	0.51%		0.80%		0.76%	1.42%
Net expenses (c)	1.20%	1.20	%(d)	1.20	% (d)	1.21%	1.21%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$881	$2,583		$3,528		$9,993	$15,956

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

	Year ended October 31,
Class R3	2018	2017		2016		2015	2014
Net asset value at beginning of year	$43.71	$35.87		$43.22		$46.68	$43.16

Net investment income (loss) (a)	0.08	0.07		0.20		0.22	0.54
Net realized and unrealized gain (loss) on investments	1.79	8.50		(0.62)		0.51	4.17
Net realized and unrealized gain (loss) on foreign currency transactions‡	(0.00)	0.00		(0.00)		(0.00)	(0.00)

Total from investment operations	1.87	8.57		(0.42)		0.73	4.71

Less dividends and distributions:
From net investment income	(0.06)	(0.34)		(0.23)		(0.49)	(0.29)
From net realized gain on investments	(4.37)	(0.39)		(6.70)		(3.70)	(0.90)

Total dividends and distributions	(4.43)	(0.73)		(6.93)		(4.19)	(1.19)

Net asset value at end of year	$41.15	$43.71		$35.87		$43.22	$46.68

Total investment return (b)	4.51%	24.29%		(0.91%)		1.42%	11.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.20%	0.17%		0.57%		0.51%	1.20%
Net expenses (c)	1.45%	1.45	%(d)	1.44	% (d)	1.46%	1.46%
Portfolio turnover rate	15%	15%		42%		51%	32%
Net assets at end of year (in 000’s)	$1,931	$1,004		$806		$1,062	$1,400

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the Underlying Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Net of interest expense which is less than one-tenth of a percent. (See Note 6)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate to the MainStay MAP Equity Fund (the “Fund”), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The Fund currently has ten classes of shares registered for sale. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in January 21, 1971 (under a former class designation) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Class R6 and Class T shares were registered for sale effective as of February 28, 2017. As of October 31, 2018, Class R6 and Class T shares were not yet offered for sale. Effective February 28, 2017, Class B shares of the MainStay Group of Funds were closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge (“CDSC”) at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. For purchases of Class A and Investor Class shares made prior to January 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class T shares are currently expected to be offered at NAV plus an initial sales charge. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV without a sales charge. Class R6 shares are currently expected to be offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, as disclosed in the Fund’s prospectus, Class A shares may convert automatically to Investor Class shares and Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class T, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees of the Trust (the “Board”) adopted procedures establishing methodologies for the valuation of the Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life

22	MainStay MAP Equity Fund

Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of October 31, 2018, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Fund’s Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended October 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer

23

Notes to Financial Statements (continued)

in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of October 31, 2018, there were no securities held by the Fund that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

24	MainStay MAP Equity Fund

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may increase the costs of investing in mutual funds versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Fund’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.

Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. As of October 31, 2018, the Fund did not hold any repurchase agreements.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of October 31, 2018, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund against counterparty risk. The loans will be collateralized by U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of the collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of October 31, 2018, the Fund did not have any portfolio securities on loan.

(K)  Foreign Currency Transactions.  The Fund’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

25

Notes to Financial Statements (continued)

(L)  Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Fund. Markston International LLC (“Markston” or a “Subadvisor”) and Epoch Investment Partners, Inc. (“Epoch” or a “Subadvisor”), each a registered investment adviser, serve as Subadvisors to the Fund and each manages a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Epoch, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisory Agreements”), New York Life Investments pays for the services of the Subadvisors.

Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the year ended October 31, 2018, the effective management fee rate was 0.75% inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2019 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $8,910,527 and voluntarily waived and/or reimbursed certain class specific expenses in the amount of $46,800.

State Street provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAVs and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

Effective December 22, 2017, pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class, Class T and Class R2 Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class, Class T and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class, Class T and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.

26	MainStay MAP Equity Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.

During the year ended October 31, 2018, shareholder service fees incurred by the Fund were as follows:

Class R1	$1,226
Class R2	2,483
Class R3	1,982

(C)  Sales Charges.  During the year ended October 31, 2018, the Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares were $39,167 and $25,163, respectively.

During the year ended October 31, 2018, the Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class shares, Class B and Class C shares of $453, $8, $28,066 and $1,513, respectively.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended October 31, 2018, transfer agent expenses incurred by the Fund were as follows:

Class A	$251,517
Investor Class	238,760
Class B	88,331
Class C	207,096
Class I	363,058
Class R1	769
Class R2	1,558
Class R3	1,244

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Investments in Affiliates (in 000’s).  During the year ended October 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$118,196	$(103,581)	$—	$—	$14,615	$63	$—	14,615

(G)  Capital.  As of October 31, 2018, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:

Class I	$13,772,394	2.8%

Note 4–Federal Income Tax

As of October 31, 2018, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$653,497,344	$419,095,146	$(34,463,318)	$384,631,828

As of October 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,449,010	$93,143,586	$—	$384,624,764	$487,217,360

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising

27

Notes to Financial Statements (continued)

from permanent differences; net assets as of October 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$(13,911,866)	$13,911,866

The reclassifications for the Fund are primarily due to equalization.

During the years ended October 31, 2018 and October 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

	2018	2017
Distributions paid from:
Ordinary Income	$24,592,000	$16,999,601
Long-Term Capital Gain	102,330,537	13,832,391
Total	$126,922,537	$30,831,992

Note 5–Custodian

State Street is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund’s net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended October 31, 2018, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended October 31, 2018, there were no interfund loans made or outstanding with respect to the Fund.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2018, purchases and sales of securities, other than short-term securities, were $169,334 and $421,179, respectively.

Note 9–Capital Share Transactions

Class A	Shares	Amount
Year ended October 31, 2018:
Shares sold	453,868	$19,096,232
Shares issued to shareholders in reinvestment of dividends and distributions	967,361	38,916,938
Shares redeemed	(1,492,836)	(62,832,187)

Net increase (decrease) in shares outstanding before conversion	(71,607)	(4,819,017)
Shares converted into Class A (See Note 1)	545,533	23,128,807
Shares converted from Class A (See Note 1)	(41,220)	(1,733,006)

Net increase (decrease)	432,706	$16,576,784

Year ended October 31, 2017:
Shares sold	533,831	$21,446,730
Shares issued to shareholders in reinvestment of dividends and distributions	179,775	6,572,571
Shares redeemed	(1,658,830)	(65,914,254)

Net increase (decrease) in shares outstanding before conversion	(945,224)	(37,894,953)
Shares converted into Class A (See Note 1)	1,941,210	81,575,433
Shares converted from Class A (See Note 1)	(39,513)	(1,570,975)

Net increase (decrease)	956,473	$42,109,505

Investor Class	Shares	Amount
Year ended October 31, 2018:
Shares sold	119,628	$5,041,881
Shares issued to shareholders in reinvestment of dividends and distributions	230,335	9,270,981
Shares redeemed	(195,259)	(8,227,153)

Net increase (decrease) in shares outstanding before conversion	154,704	6,085,709
Shares converted into Investor Class (See Note 1)	113,705	4,789,103
Shares converted from Investor Class (See Note 1)	(482,609)	(20,465,858)

Net increase (decrease)	(214,200)	$(9,591,046)

Year ended October 31, 2017:
Shares sold	191,132	$7,592,444
Shares issued to shareholders in reinvestment of dividends and distributions	84,356	3,084,072
Shares redeemed	(373,260)	(14,795,519)

Net increase (decrease) in shares outstanding before conversion	(97,772)	(4,119,003)
Shares converted into Investor Class (See Note 1)	185,596	7,378,715
Shares converted from Investor Class (See Note 1)	(1,904,446)	(80,010,269)

Net increase (decrease)	(1,816,622)	$(76,750,557)

28	MainStay MAP Equity Fund

Class B	Shares	Amount
Year ended October 31, 2018:
Shares sold	17,896	$674,738
Shares issued to shareholders in reinvestment of dividends and distributions	108,629	3,908,458
Shares redeemed	(155,747)	(5,848,176)

Net increase (decrease) in shares outstanding before conversion	(29,222)	(1,264,980)
Shares converted from Class B (See Note 1)	(152,395)	(5,730,073)

Net increase (decrease)	(181,617)	$(6,995,053)

Year ended October 31, 2017:
Shares sold	50,433	$1,761,431
Shares issued to shareholders in reinvestment of dividends and distributions	19,649	652,938
Shares redeemed	(206,700)	(7,409,918)

Net increase (decrease) in shares outstanding before conversion	(136,618)	(4,995,549)
Shares converted from Class B (See Note 1)	(218,348)	(7,877,051)

Net increase (decrease)	(354,966)	$(12,872,600)

Class C	Shares	Amount
Year ended October 31, 2018:
Shares sold	59,753	$2,248,778
Shares issued to shareholders in reinvestment of dividends and distributions	229,749	8,266,357
Shares redeemed	(522,638)	(19,740,133)

Net increase (decrease)	(233,136)	$(9,224,998)

Year ended October 31, 2017:
Shares sold	87,352	$3,096,595
Shares issued to shareholders in reinvestment of dividends and distributions	36,839	1,224,153
Shares redeemed	(955,543)	(34,349,965)

Net increase (decrease)	(831,352)	$(30,029,217)

Class I	Shares	Amount
Year ended October 31, 2018:
Shares sold	788,856	$34,282,571
Shares issued to shareholders in reinvestment of dividends and distributions	1,515,623	62,761,957
Shares redeemed	(5,002,025)	(219,135,881)

Net increase (decrease) in shares outstanding before conversion	(2,697,546)	(122,091,353)
Shares converted into Class I (See Note 1)	253	11,027

Net increase (decrease)	(2,697,293)	$(122,080,326)

Year ended October 31, 2017:
Shares sold	1,079,409	$43,953,110
Shares issued to shareholders in reinvestment of dividends and distributions	491,140	18,427,571
Shares redeemed	(9,358,125)	(382,926,753)

Net increase (decrease) in shares outstanding before conversion	(7,787,576)	(320,546,072)
Shares converted into Class I (See Note 1)	12,366	504,147

Net increase (decrease)	(7,775,210)	$(320,041,925)

Class R1	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,042	$173,227
Shares issued to shareholders in reinvestment of dividends and distributions	8,414	340,769
Shares redeemed	(84,525)	(3,620,010)

Net increase (decrease)	(72,069)	$(3,106,014)

Year ended October 31, 2017:
Shares sold	12,345	$494,197
Shares issued to shareholders in reinvestment of dividends and distributions	1,741	64,018
Shares redeemed	(10,423)	(415,386)

Net increase (decrease)	3,663	$142,829

Class R2	Shares	Amount
Year ended October 31, 2018:
Shares sold	4,106	$173,691
Shares issued to shareholders in reinvestment of dividends and distributions	6,319	255,592
Shares redeemed	(47,936)	(2,120,017)

Net increase (decrease)	(37,511)	$(1,690,734)

Year ended October 31, 2017:
Shares sold	9,745	$386,926
Shares issued to shareholders in reinvestment of dividends and distributions	2,062	75,772
Shares redeemed	(50,883)	(2,025,153)

Net increase (decrease)	(39,076)	$(1,562,455)

Class R3	Shares	Amount
Year ended October 31, 2018:
Shares sold	38,554	$1,637,364
Shares issued to shareholders in reinvestment of dividends and distributions	2,385	96,153
Shares redeemed	(16,984)	(723,058)

Net increase (decrease)	23,955	$1,010,459

Year ended October 31, 2017:
Shares sold	4,617	$182,618
Shares issued to shareholders in reinvestment of dividends and distributions	448	16,394
Shares redeemed	(4,576)	(182,014)

Net increase (decrease)	489	$16,998

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2018, events and transactions subsequent to October 31, 2018, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The MainStay Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MainStay MAP Equity Fund (the Fund), one of the funds constituting The MainStay Funds, including the portfolio of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with custodians, the transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more New York Life Investment Management investment companies since 2003.

Philadelphia, Pennsylvania

December 21, 2018

30	MainStay MAP Equity Fund

Federal Income Tax Information

(Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders in a written statement as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $102,330,537 as long term capital gain distributions.

For the fiscal year ended October 31, 2018, the Fund designated approximately $15,371,103 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2018 should be multiplied by 61.36% to arrive at the amount eligible for the corporate dividend-received deduction.

In February 2019, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099, which will show the federal tax status of the distributions received by shareholders in calendar year 2018. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year end October 31, 2018.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, by visiting the MainStay Funds’ website at nylinvestments.com/funds or on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the MainStay Funds’ website at nylinvestments.com/funds; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-MAINSTAY (624-6782).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Mr. Meenan reached the age of 75 during the calendar year 2016, and his term was extended for one additional year through the end of calendar year 2017. Mr. Meenan retired at the end of calendar year 2017. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 8/12/62	MainStay Funds: Trustee since 2017; MainStay Funds Trust: Trustee since 2017.	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	83	MainStay VP Funds Trust: Trustee since 2017 (33 portfolios); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay MAP Equity Fund

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 12/29/57	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Founder and CEO, DanCourt Management, LLC (since 1999)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
				Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley 8/12/51	MainStay Funds: Chairman since 2017 and Trustee since 2007; MainStay Funds Trust: Chairman since 2017 and Trustee since 1990.**	President, Strategic Management Advisors LLC (since 1990)	83	MainStay VP Funds Trust: Chairman since January 2017 and Trustee since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
				Legg Mason Partners Funds: Trustee since 1991 (54 portfolios).
Alan R. Latshaw 3/27/51	MainStay Funds: Trustee and Audit Committee Financial Expert since 2006; MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007.**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (33 portfolios)***;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
				State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).
Peter Meenan**** 12/5/41	The MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2002.**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Richard H. Nolan, Jr. 11/16/46	MainStay Funds: Trustee since 2007; MainStay Funds Trust: Trustee since 2007.**	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	83	MainStay VP Funds Trust: Trustee since 2006 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 5/12/58	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015).	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (33 portfolios);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 2/13/52	MainStay Funds: Trustee since 1994; MainStay Funds Trust: Trustee since 2007.**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	MainStay VP Funds Trust: Trustee since 2007 (33 portfolios)***; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
****	Pursuant to the Retirement Policy. Mr. Meenan retired from the Board effective December 31, 2017.

34	MainStay MAP Equity Fund

Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 6/29/74	President, MainStay Funds, MainStay Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust
(since 2017)**; Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2007)**; and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2010)**
Scott T. Harrington 2/8/59	Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay VP Funds Trust (since 2005)**

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay Funds

Equity

U.S. Equity

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Growth Fund

MainStay MacKay S&P 500 Index Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MAP Equity Fund

International Equity

MainStay Epoch International Choice Fund

MainStay MacKay International Equity Fund

MainStay MacKay International Opportunities Fund

Emerging Markets Equity

MainStay Candriam Emerging Markets Equity Fund

MainStay MacKay Emerging Markets Equity Fund

Global Equity

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

Fixed Income

Taxable Income

MainStay Floating Rate Fund

MainStay Indexed Bond Fund

MainStay MacKay Emerging Markets Debt Fund

MainStay MacKay Government Fund

MainStay MacKay High Yield Corporate Bond Fund

MainStay MacKay Short Duration High Yield Fund

MainStay MacKay Total Return Bond Fund

MainStay MacKay Unconstrained Bond Fund

Tax-Exempt Income

MainStay MacKay California Tax Free Opportunities Fund1

MainStay MacKay High Yield Municipal Bond Fund

MainStay MacKay New York Tax Free Opportunities Fund2

MainStay MacKay Short Term Municipal Fund3

MainStay MacKay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Absolute Return Multi-Strategy Fund4

MainStay Balanced Fund

MainStay Income Builder Fund

MainStay MacKay Convertible Fund

Speciality

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium S.A.5

Brussels, Belgium

Candriam France S.A.S.5

Paris, France

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC5

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC5

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1.	Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. Formerly known as MainStay MacKay Tax Advantaged Short Term Bond Fund.

4. This Fund was liquidated on November 30, 2018.

5. An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

For more information

800-MAINSTAY (624-6782)

nylinvestments.com/funds

New York Life Investments is a service mark and name under which New York Life Investment Management LLC does business. New York Life Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2018 NYLIFE Distributors LLC. All rights reserved.

1717394 MS293-18	MSMP11-12/18 (NYLIM) NL220

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended October 31, 2018 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $757,200.

The aggregate fees billed for the fiscal year ended October 31, 2017 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $739,900.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2018, and (ii) $2,500 for the fiscal year ended October 31, 2017. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended October 31, 2018, and (ii) $0 during the fiscal year ended October 31, 2017. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2018, and (ii) $0 during the fiscal year ended October 31, 2017.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)

With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2018 and October 31, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2018, and (ii) $0 for the fiscal year ended October 31, 2017.

(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)     Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date: January 4, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial
and Accounting Officer

Date: January 4, 2019

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.